CONTENTS


MARKET ENVIRONMENT       3   A review of what happened in world markets during
                             the last year

EQUITY INCOME PORTFOLIO

PERFORMANCE              4   How the fund has done over time.

FUND TALK                5   The manager's review of fund performance, strategy
                             and outlook.

INVESTMENTS              6   A complete list of the fund's investments with their
                             market values.

FINANCIAL STATEMENTS     11  Statements of assets and liabilities, operations, and
                             changes in net assets, as well as financial highlights.

LARGE CAP PORTFOLIO

PERFORMANCE              13  How the fund has done over time.

FUND TALK                14  The manager's review of fund performance, strategy
                             and outlook.

INVESTMENTS              15  A complete list of the fund's investments with their
                             market values.

FINANCIAL STATEMENTS     18  Statements of assets and liabilities, operations, and
                             changes in net assets, as well as financial highlights.

NOTES                    20  Notes to the financial statements.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER OF THE FUNDS IS A BANK.


MARKET ENVIRONMENT

With the exception of Asia and a number of emerging market economies, most stock and bond markets around the world performed well during the past six months. Despite an environment of ongoing financial and political difficulties in Asian and emerging markets, the largest blue-chip companies of Europe and the U.S. continued to post strong performance. Throughout the period, investors sought the relative stability and liquidity of more defensive large-cap stocks and highly rated bond investments of developed countries, hoping these investments would maintain steady earnings and be easier to sell in a possible economic slowdown.

U.S. STOCK MARKETS

The U.S. stock market continued to perform well during the first six months of 1998. The strong showing by the Standard & Poor's 500 Index, however, was produced by a narrow contingent of large companies. In fact, most of the Standard & Poor's 17.71% return for the six-month period that ended June 30, 1998, came from these large-capitalization stocks. The "narrow" market - one where a small number of stocks perform well, and others are flat or produce losses - was further demonstrated by the fact that 60% of all the companies on the New York
Stock Exchange declined during this period. During the first quarter of 1998, a stable U.S. economy and a belief that the worst in Asia might be over helped the stock market post strong gains. The S&P 500 index turned in a solid return of 13.95% through the end of March. The
S&P 500 and other market indexes continued to rally through May, before falling sharply in mid-June amid renewed fears that Asia's economic crisis would inhibit the growth in earnings of American companies. In subsequent trading days, however, investors continued to favor large-cap stocks, boosting the returns of the S&P 500 index higher. During the second quarter of 1998, the S&P 500 index returned
3.30%, compared with a decline of 2.14% for the Standard & Poor's
MidCap 400 Index. Investors in small-cap stocks experienced a weak second quarter as the Russell 2000 - a measure of small company stock performance - lost 4.66%.

The pattern of a narrow market also was displayed in certain industry groups. Pharmaceutical stocks performed well, helped by healthy pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. Stable economic growth, coupled with nonexistent inflation, buoyed the financial sector. Banks and brokerage houses sustained impressive earnings growth; other financial services firms benefited from merger and acquisition activity, exemplified by the recently announced "megamerger" of Travelers and Citicorp.

While many technology stocks turned in very strong results, the sector also experienced some mixed results over the past six months, due primarily to the negative impact of the Asian crisis and the effect of a strong dollar on foreign sales. Energy stocks also experienced weak results, with the price of crude oil dipping below $12 dollars a barrel near the end of June.

FOREIGN STOCK MARKETS

Overseas, blue-chip investments also performed well. While the Morgan
Stanley Capital International (MSCI) EAFE Index, which measures the performance of Europe, Australasia, and the Far East, posted a solid return of 16.05% for the six-month period, investors in developed markets fared much better than those investing in troubled emerging markets. The performance of the MSCI Pacific Index, however, lost
5.87% during the same period, emphasizing the negative impact Japan and Hong Kong had on the MSCI EAFE index. Most economies in Europe continued to thrive amidst an environment of relatively benign inflation and reduced interest rates as many countries prepared for the advent of the European Monetary Union in January 1999. Many
European companies embraced U.S.-style efficiencies through restructuring and robust merger and acquisition activity. Over the past six months, the MSCI Europe Index returned an impressive 26.66%.
Among the strongest European economies were Portugal, Spain, Italy and the United Kingdom.

While the Japanese market showed signs of strength toward the end of the period, Japanese stocks continued to suffer from eroding confidence in the economy, bankruptcies and a depreciating currency.
The TOPIX Index - a measure of the Japanese market - was down 1.46% over the six-month period. As economic and currency turmoil continued in Asia, emerging markets also suffered during the period. The MSCI
Far East ex-Japan Free Index dropped 25.79% and the MSCI Emerging
Markets Free Index - a market capitalization weighted index of over 850 stocks traded in 22 world markets - was down 18.87% for the first six months of 1998.

U.S. BOND MARKETS

Bond prices continued to move higher thanks to low interest rates and a continued lack of inflationary pressure. The Lehman Brothers
Aggregate Bond Index - a broad gauge of the U.S. taxable bond market - returned 3.93% during this six-month period. Against a backdrop of continued economic woes in Asia and fears that U.S. corporate profits would slow, investors from around the globe moved assets from stocks and riskier bonds into highly rated corporate bonds and U.S.
Treasuries. As a result, bond yields, which move in the opposite direction of bond prices, fell to their lowest levels in decades. The yield on the benchmark 30-year bond fell to 5.62% from 5.93% during the period. Mortgage-backed bonds experienced some weakness toward the end of the period amid record mortgage refinancings.

FOREIGN BOND MARKETS

While U.S. based bonds topped most foreign bonds on the continued strength of the U.S. dollar and benign inflation, the Salomon Brothers
World Government Bond Index - a measure of government bond market performance in developed nations - returned 2.79% during the period.
Similar to foreign equities, however, it paid to be in the safer bond sectors of developed countries and highly rated bonds. In comparison to the World Government Bond Index, the J.P. Morgan Emerging Markets
Bond Index lost 0.25% during the first six months of 1998. Continued turbulence in Japan as it struggled to initiate economic reforms trickled into emerging markets and resulted in mixed results during the period.

EQUITY INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998     PAST 6  PAST 1  LIFE OF
                                MONTHS  YEAR    FUND

Equity Income Portfolio         10.60%  23.51%  63.12%

S&P 500 (registered trademark)  17.71%  30.16%  79.64%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard &
Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT
INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF
THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998   PAST 1  LIFE OF
                              YEAR    FUND

Equity Income Portfolio       23.51%  30.59%

S&P 500                       30.16%  37.65%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(CHECKMARK) UNDERSTANDING PERFORMANCE

HOW A FUND DID YESTERDAY IS NO GUARANTEE OF HOW
IT WILL DO TOMORROW. THE STOCK MARKET, FOR EXAMPLE,
HAS A HISTORY OF LONG-TERM GROWTH AND SHORT-TERM
VOLATILITY. IN TURN, THE SHARE PRICE AND RETURN OF A FUND
THAT INVESTS IN STOCKS WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN RIDE OUT THE
MARKET'S UPS AND DOWNS, YOU MAY HAVE A GAIN.

(Mountain Graph Information)
$10,000 OVER LIFE OF FUND
             TRAVELERS EQUITY-INCOME     S&P 500
             00149                       SP001
  1996/08/30      10000.00                    10000.00
  1996/09/30      10360.00                    10562.80
  1996/10/31      10720.00                    10854.12
  1996/11/30      11370.00                    11674.59
  1996/12/31      11168.65                    11443.31
  1997/01/31      11662.13                    12158.29
  1997/02/28      11843.74                    12253.61
  1997/03/31      11379.28                    11750.11
  1997/04/30      11803.35                    12451.59
  1997/05/31      12621.21                    13209.64
  1997/06/30      13206.83                    13801.44
  1997/07/31      14206.43                    14899.62
  1997/08/31      13590.52                    14064.94
  1997/09/30      14277.11                    14835.28
  1997/10/31      13832.85                    14339.78
  1997/11/30      14347.79                    15003.57
  1997/12/31      14748.68                    15261.18
  1998/01/31      14663.85                    15429.97
  1998/02/28      15609.27                    16542.78
  1998/03/31      16354.09                    17389.93
  1998/04/30      16322.17                    17564.87
  1998/05/31      16098.72                    17262.93
  1998/06/30      16311.53                    17964.15
IMATRL PRASUN   SHR__CHT 19980630 19980714 162858 R00000000000025

Let's say hypothetically that $10,000 was invested in the Equity
Income Portfolio on August 30, 1996, when the fund started. As the chart shows, by June 30, 1998, the value of the investment would have grown to $16,312 - a 63.12% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With reinvested dividends and capital gains, if any, the same $10,000 investment would have grown to $17,964 - a 79.64% increase.

INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1998

                                     % OF FUND'S INVESTMENTS

General Electric Co.                  3.8

American Express Co.                  2.5

Bank of New York, Inc.                2.3

British Petroleum Co. PLC ADR         2.2

Citicorp                              2.1

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998

                                             % OF FUND'S INVESTMENTS

FINANCE                                       26.9

ENERGY                                        11.1

UTILITIES                                     9.7

INDUSTRIAL MACHINERY & EQUIPMENT              7.0

BASIC INDUSTRIES                              6.5

(Pie Chart Information)
ASSET ALLOCATION AS OF JUNE 30, 1998*
ROW: 1, COL: 1, VALUE: 94.0
ROW: 1, COL: 2, VALUE: 2.5
ROW: 1, COL: 3, VALUE: 3.5


                       % of fund's
                       investments
STOCKS                 94.0%
CONVERTIBLE
SECURITIES              2.5%
SHORT-TERM INVESTMENTS  3.5%
* FOREIGN INVESTMENTS   8.2%

EQUITY INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


(Photograph of Stephen Peterson)

An interview with
Stephen Petersen,
Portfolio Manager of
Equity Income Portfolio

Q. STEVE, HOW DID THE FUND PERFORM OVER THE PAST YEAR?
A. It did well compared to similar funds. However, for the six- and 12-month periods that ended June 30, 1998, the fund underperformed the Standard & Poor's 500 Index, which returned 17.71% for the six-month period and 30.16% for the 12-month period.

Q. WHY DID THE FUND UNDERPERFORM THE S&P 500 INDEX?
A. As we've discussed in the past few reports, the S&P 500 has tended to outperform the fund recently because the index is much more heavily weighted in large-capitalization stocks than the fund. Over the period, large-cap stocks continued to notably outperform the rest of the market. So, given the fund's investment style of looking for value stocks and income-producing stocks - which can range from large- to small-cap equities - the fund was at a disadvantage compared to the S&P over the past 12 months. Still, as I just mentioned, the fund performed well against its peer group over the same period. It benefited from strong individual stock selection and my focus on earning income from common stocks rather than bonds, which underperformed equities over the period.

Q. WHY DOESN'T THE FUND HOLD ONLY LARGE-CAP STOCKS, AT LEAST FOR THE
SHORT-TERM?
A. If I did hold just large-cap stocks, the fund's performance probably would have been stronger over the past few years. But, as I just noted, that would be inconsistent with the fund's long-term strategy, which encourages me to own stocks of several different capitalization sizes. In general, I feel that if I continue with the fund's investment style, it will catch any short-term market trends over the long run.

Q. WERE THERE OTHER FACTORS THAT AFFECTED HOW THE FUND PERFORMED
COMPARED TO THE S&P?
A. Yes, there were. What probably hurt the fund the most was its investment in the energy sector, its second-largest sector. The energy sector was negatively affected by declining oil prices largely due to reduced demand in the worldwide oil market, mostly from Asian countries still stinging from last fall's correction. On top of that, weather patterns, including a relatively mild U.S. winter, had a negative impact on oil demand. The fund's top sector, finance, also had a fairly rough period. Many banks somewhat underperformed the market as a result of a flurry of acquisition and merger activity in the early part of year. Investors were concerned that their ability to earn an adequate return on the acquisitions was lessening as bank prices kept getting bid up. In addition, larger money-center banks like BankAmerica were somewhat hurt by their exposure in Asia.
Cyclical stocks - stocks that tend to perform well in a strong economy and poorly in a weak one, including companies ranging from basic industries to manufacturing businesses - also were hurt by reduced demand from Asia.

Q. WHAT SPECIFIC HOLDINGS BOOSTED THE FUND'S PERFORMANCE?
A. General Electric - the fund's number one holding - showed solid earnings growth, and I consider it one of the best-managed companies around. Another strong top-five stock was American Express. I bought this stock as a turnaround, and it not only did so, but in addition the American Express card has been gaining market share relative to its competitors. Another strong performer was Citicorp. After a big price run-up when Citicorp announced its upcoming merger with Travelers, its stock price fell to pre-merger levels as the market was unwilling to pay for the potential of the merger. Financially, we thought it made sense to buy the stock at this lower price because of the planned merger and cost-cutting steps Citicorp had taken recently.

Q. DID YOU HAVE ANY REGRETS OVER THE PERIOD?
A. Definitely, but one stands out. I failed to recognize how low energy prices could go. I thought it was a temporary issue, but I should have taken much more aggressive action.

Q. STEVE, HOW DOES THE OVERALL MARKET LOOK GOING FORWARD?
A. In general, the underlying economic conditions in the U.S. remain very good. We have low inflation, low interest rates, low unemployment and good consumer demand. In addition, the political environment is still relatively benign, and the lack of major activity in Congress is good for stock prices since change often creates uncertainty. Despite good news at home, I will be paying close attention to what's happening in Asia - especially Japan and China - since events in this region could negatively affect the U.S. economy going forward.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER.  tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK) FUND FACTS
GOAL: seeks reasonable income by investing primarily in income-producing equity securities

START DATE: August 30, 1996

SIZE: as of June 30, 1998, more than $55 million

MANAGER: Stephen Petersen, since inception; joined
Fidelity in 1980


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
EQUITY INCOME PORTFOLIO

INVESTMENTS JUNE 30, 1998  (UNAUDITED)

Showing Percentage of Value of Investment in Securities
COMMON STOCKS - 94.0%

                                                       SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 4.4%

AEROSPACE & DEFENSE - 3.2%

AlliedSignal, Inc.                                      9,600                $ 426,000

Gulfstream Aerospace Corp. (a)                          600                   27,900

Harsco Corp.                                            4,200                 192,413

Lockheed Martin Corp.                                   3,400                 359,975

Textron, Inc.                                           5,300                 379,944

United Technologies Corp.                               4,500                 416,250

                                                                              1,802,482

DEFENSE ELECTRONICS - 1.1%

Northrop Grumman Corp.                                  1,500                 154,688

Raytheon Co. Class B                                    7,900                 467,088

                                                                              621,776

SHIP BUILDING & REPAIR - 0.1%

General Dynamics Corp.                                  2,000                 93,000

TOTAL AEROSPACE & DEFENSE                                                     2,517,258

BASIC INDUSTRIES - 6.5%

CHEMICALS & PLASTICS - 3.4%

Air Products & Chemicals, Inc.                          2,900                 116,000

du Pont (E.I.) de Nemours & Co.                         3,300                 246,263

Great Lakes Chemical Corp.                              3,800                 149,863

Hanna (M.A.) Co.                                        2,900                 53,106

Hercules, Inc.                                          3,900                 160,388

ICI (Imperial Chemical Industries) PLC ADR Class L      1,300                 83,850

IMC Global, Inc.                                        2,000                 60,250

Lawter International, Inc.                              1,100                 11,963

Millennium Chemicals, Inc.                              2,100                 71,138

Monsanto Co.                                            5,000                 279,375

Nalco Chemical Co.                                      2,300                 80,788

Octel Corp.                                             575                   11,428

Olin Corp.                                              3,100                 129,231

Solutia, Inc.                                           3,300                 94,669

Union Carbide Corp.                                     4,400                 234,850

Witco Corp.                                             4,800                 140,400

                                                                              1,923,562

IRON & STEEL - 0.4%

Dofasco, Inc.                                           3,900                 63,638

Inland Steel Industries, Inc.                           4,400                 124,025

USX-U.S. Steel Group                                    2,000                 66,000

                                                                              253,663

METALS & MINING - 1.0%

Alcan Aluminium Ltd.                                    3,800                 104,854

Alumax, Inc.                                            1,875                 86,953

Aluminum Co. of America                                 4,200                 276,938

Phelps Dodge Corp.                                      1,700                 97,219

                                                                              565,964

PACKAGING & CONTAINERS - 0.0%

Tupperware Corp.                                        400                   11,250

PAPER & FOREST PRODUCTS - 1.7%

Boise Cascade Corp.                                     2,400                 78,600

Champion International Corp.                            3,300                 162,319

Domtar, Inc.                                            5,300                 35,568



                                                       SHARES                VALUE (NOTE 1)

Georgia-Pacific Corp.                                   2,900                $ 170,919

Kimberly-Clark Corp.                                    6,600                 302,775

Weyerhaeuser Co.                                        4,600                 212,463

                                                                              962,644

TOTAL BASIC INDUSTRIES                                                        3,717,083

CONSTRUCTION & REAL ESTATE - 1.7%

BUILDING MATERIALS - 0.4%

American Standard Companies, Inc. (a)                   3,000                 134,063

Masco Corp.                                             2,000                 121,000

                                                                              255,063

ENGINEERING - 0.2%

EG & G, Inc.                                            1,800                 54,000

Fluor Corp.                                             900                   45,900

Foster Wheeler Corp.                                    1,200                 25,725

                                                                              125,625

REAL ESTATE INVESTMENT TRUSTS - 1.1%

Crescent Real Estate Equities, Inc.                     1,700                 57,163

Equity Office Properties Trust                          2,000                 56,750

Equity Residential Properties Trust (SBI)               2,700                 128,081

Starwood Lodging Trust combined certificates (SBI)      7,724                 373,166

                                                                              615,160

TOTAL CONSTRUCTION & REAL ESTATE                                              995,848

DURABLES - 4.4%

AUTOS, TIRES, & ACCESSORIES - 2.8%

Chrysler Corp.                                          8,500                 479,188

Eaton Corp.                                             2,100                 163,275

Ford Motor Co.                                          1,300                 76,700

General Motors Corp.                                    3,500                 233,844

Johnson Controls, Inc.                                  2,200                 125,813

Meritor Automotive, Inc.                                3,200                 76,800

Snap-On, Inc.                                           200                   7,250

TRW, Inc.                                               3,700                 202,113

Volvo AB ADR Class B                                    6,700                 198,069

                                                                              1,563,052

CONSUMER DURABLES - 0.6%

Minnesota Mining & Manufacturing Co.                    4,200                 345,188

CONSUMER ELECTRONICS - 0.4%

General Motors Corp. Class H                            1,000                 47,125

Maytag Corp.                                            3,500                 172,813

Sunbeam Corp.                                           3,100                 32,163

                                                                              252,101

TEXTILES & APPAREL - 0.6%

Dexter Corp.                                            1,700                 54,081

Intimate Brands, Inc. Class A                           800                   22,050

Kellwood Co.                                            2,200                 78,650

NIKE, Inc. Class B                                      2,500                 121,719

Unifi, Inc.                                             1,900                 65,075

                                                                              341,575

TOTAL DURABLES                                                                2,501,916

COMMON STOCKS - CONTINUED

                                                       SHARES                VALUE (NOTE 1)

ENERGY - 10.8%

ENERGY SERVICES - 1.2%

Dresser Industries, Inc.                                4,900                $ 215,906

Halliburton Co.                                         4,500                 200,531

Schlumberger Ltd.                                       4,100                 280,081

                                                                              696,518

OIL & GAS - 9.6%

Amerada Hess Corp.                                      3,700                 200,956

Amoco Corp.                                             4,200                 174,825

Anadarko Petroleum Corp.                                1,000                 67,188

Atlantic Richfield Co.                                  4,800                 375,000

British Petroleum Co. PLC ADR                           14,373                1,268,417

Burlington Resources, Inc.                              4,100                 176,556

Chevron Corp.                                           5,200                 431,925

Coastal Corp. (The)                                     1,400                 97,738

Elf Aquitaine SA sponsored ADR                          1,600                 113,600

Exxon Corp.                                             2,100                 149,756

Kerr-McGee Corp.                                        700                   40,513

Mobil Corp.                                             2,500                 191,563

Occidental Petroleum Corp.                              11,900                321,300

Phillips Petroleum Co.                                  3,300                 159,019

Royal Dutch Petroleum Co.                               10,700                586,494

Total SA sponsored ADR                                  10,300                673,363

Ultramar Diamond Shamrock Corp.                         1,800                 56,813

Unocal Corp.                                            2,325                 83,119

USX-Marathon Group                                      6,300                 216,169

Valero Refining & Marketing Co.                         900                   29,925

                                                                              5,414,239

TOTAL ENERGY                                                                  6,110,757

FINANCE - 26.6%

BANKS - 12.1%

Banc One Corp.                                          11,100                619,519

Bank of New York, Inc.                                  21,500                1,304,781

Bank of Nova Scotia                                     3,700                 91,760

BankAmerica Corp.                                       9,000                 777,938

BankBoston Corp.                                        3,000                 166,875

Chase Manhattan Corp.                                   3,600                 271,800

Citicorp                                                7,800                 1,164,150

Comerica, Inc.                                          4,600                 304,750

National Bank of Canada                                 10,500                205,672

NationsBank Corp.                                       9,100                 696,150

Norwest Corp.                                           7,500                 280,313

Royal Bank of Canada                                    4,400                 265,304

U.S. Bancorp                                            9,400                 404,200

Wells Fargo & Co.                                       900                   332,100

                                                                              6,885,312

CREDIT & OTHER FINANCE - 5.7%

American Express Co.                                    12,200                1,390,800

Associates First Capital Corp. Class A                  3,962                 304,585

Beneficial Corp.                                        1,500                 229,781

First Chicago NBD Corp.                                 6,000                 531,750

Fleet Financial Group, Inc.                             3,500                 292,250



                                                       SHARES                VALUE (NOTE 1)

Household International, Inc.                           6,600                $ 328,350

Transamerica Corp.                                      1,200                 138,150

                                                                              3,215,666

FEDERAL SPONSORED CREDIT - 2.0%

Fannie Mae                                              18,300                1,111,725

INSURANCE - 5.3%

Aetna, Inc.                                             1,200                 91,350

Allstate Corp.                                          9,600                 879,000

CIGNA Corp.                                             2,500                 172,500

Edperbrascan Corp. Class A                              14,850                249,903

Fremont General Corp.                                   4,300                 233,006

General Re Corp.                                        900                   228,150

Hartford Financial Services Group, Inc.                 4,100                 468,938

Highland Insurance Group, Inc. (a)                      1,800                 33,300

Marsh & Mclennan Companies, Inc.                        1,200                 72,525

MBIA, Inc.                                              500                   37,438

PMI Group, Inc.                                         1,000                 73,375

Reliastar Financial Corp.                               5,700                 273,600

Torchmark Corp.                                         3,800                 173,850

Travelers Property Casualty Corp. Class A               1,000                 42,875

                                                                              3,029,810

SAVINGS & LOANS - 1.0%

Washington Mutual, Inc.                                 12,945                562,299

SECURITIES INDUSTRY - 0.5%

Lehman Brothers Holdings, Inc.                          2,100                 162,881

Travelers Group, Inc. (The)                             1,600                 97,000

                                                                              259,881

TOTAL FINANCE                                                                 15,064,693

HEALTH - 5.4%

DRUGS & PHARMACEUTICALS - 3.5%

American Home Products Corp.                            10,200                527,850

Bristol-Myers Squibb Co.                                5,100                 586,181

Merck & Co., Inc.                                       1,800                 240,750

Sankyo Co. Ltd.                                         2,000                 45,491

Schering-Plough Corp.                                   6,700                 613,888

                                                                              2,014,160

MEDICAL EQUIPMENT & SUPPLIES - 0.8%

Allegiance Corp.                                        460                   23,575

Bausch & Lomb, Inc.                                     1,200                 60,150

Baxter International, Inc.                              3,300                 177,581

Johnson & Johnson                                       1,800                 132,750

Pall Corp.                                              1,600                 32,800

                                                                              426,856

MEDICAL FACILITIES MANAGEMENT - 1.1%

Columbia/HCA Healthcare Corp.                           12,600                366,975

Humana, Inc. (a)                                        2,600                 81,088

United HealthCare Corp.                                 2,400                 152,400

                                                                              600,463

TOTAL HEALTH                                                                  3,041,479

HOLDING COMPANIES - 0.3%

CINergy Corp.                                           2,900                 101,500

COMMON STOCKS - CONTINUED

                                                       SHARES                VALUE (NOTE 1)

HOLDING COMPANIES - CONTINUED

U.S. Industries, Inc.                                   2,260                $ 55,935

                                                                              157,435

INDUSTRIAL MACHINERY & EQUIPMENT - 6.8%

ELECTRICAL EQUIPMENT - 3.9%

General Electric Co.                                    23,700                2,156,673

Loral Space & Communications Ltd. (a)                   1,400                 39,550

                                                                              2,196,223

INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%

Cooper Industries, Inc.                                 900                   49,444

Harnischfeger Industries, Inc.                          1,900                 53,794

Ingersoll-Rand Co.                                      3,550                 156,422

Parker-Hannifin Corp.                                   3,550                 135,344

Stewart & Stevenson Services, Inc.                      2,200                 39,600

Tyco International Ltd.                                 11,370                716,310

                                                                              1,150,914

POLLUTION CONTROL - 0.9%

Browning-Ferris Industries, Inc.                        5,314                 184,662

Ogden Corp.                                             2,600                 71,988

Waste Management, Inc.                                  7,900                 276,500

                                                                              533,150

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                        3,880,287

MEDIA & LEISURE - 3.7%

BROADCASTING - 1.2%

CBS Corp.                                               7,308                 232,029

Time Warner, Inc.                                       4,945                 422,488

                                                                              654,517

ENTERTAINMENT - 1.0%

King World Productions, Inc. (a)                        2,000                 51,000

MGM Grand, Inc. (a)                                     3,500                 110,469

Viacom, Inc. Class B (non-vtg.) (a)                     7,200                 419,400

                                                                              580,869

LEISURE DURABLES & TOYS - 0.1%

Brunswick Corp.                                         2,600                 64,350

LODGING & GAMING - 0.1%

Mirage Resorts, Inc. (a)                                2,300                 49,019

PUBLISHING - 0.9%

ACNielsen Corp. (a)                                     3,566                 90,042

Cognizant Corp.                                         1,800                 113,400

Dun & Bradstreet Corp.                                  1,900                 68,638

Harcourt General, Inc.                                  3,000                 178,500

Reader's Digest Association, Inc. Class A (non-vtg.)    2,100                 56,963

                                                                              507,543

RESTAURANTS - 0.4%

McDonald's Corp.                                        3,500                 241,500

TOTAL MEDIA & LEISURE                                                         2,097,798



                                                       SHARES                VALUE (NOTE 1)

NONDURABLES - 4.9%

BEVERAGES - 0.3%

Anheuser-Busch Companies, Inc.                          2,500                $ 117,969

Seagram Co. Ltd.                                        1,300                 53,098

                                                                              171,067

FOODS - 1.2%

Bestfoods                                               3,300                 191,606

Corn Products International, Inc. (a)                   2,075                 70,291

General Mills, Inc.                                     1,881                 128,613

Heinz (H.J.) Co.                                        2,100                 117,863

Ralston Purina Co.                                      1,400                 163,538

                                                                              671,911

HOUSEHOLD PRODUCTS - 1.0%

Avon Products, Inc.                                     900                   69,750

Clorox Co.                                              1,300                 123,988

Dial Corp.                                              2,500                 64,844

Premark International, Inc.                             1,200                 38,700

Rubbermaid, Inc.                                        4,700                 155,981

Unilever NV ADR                                         1,500                 118,406

                                                                              571,669

TOBACCO - 2.4%

Gallaher Group PLC sponsored ADR                        5,500                 120,313

Philip Morris Companies, Inc.                           24,300                956,813

RJR Nabisco Holdings Corp.                              12,040                285,950

                                                                              1,363,076

TOTAL NONDURABLES                                                             2,777,723

PRECIOUS METALS - 0.2%

Newmont Mining Corp.                                    3,800                 89,775

RETAIL & WHOLESALE - 3.8%

APPAREL STORES - 1.0%

Charming Shoppes, Inc. (a)                              2,900                 13,775

Footstar, Inc. (a)                                      1,900                 91,200

Limited, Inc. (The)                                     5,200                 172,250

TJX Companies, Inc.                                     11,000                265,375

                                                                              542,600

GENERAL MERCHANDISE STORES - 2.6%

Dayton Hudson Corp.                                     4,300                 208,550

Federated Department Stores, Inc. (a)                   4,500                 242,156

Hudson's Bay Co.                                        3,100                 71,177

Penney (J.C.), Inc.                                     900                   65,081

Wal-Mart Stores, Inc.                                   14,500                880,875

                                                                              1,467,839

RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%

Tandy Corp.                                             2,300                 122,044

TOTAL RETAIL & WHOLESALE                                                      2,132,483

SERVICES - 0.9%

LEASING & RENTAL - 0.2%

Ryder Systems, Inc.                                     4,200                 132,563

PRINTING - 0.4%

Donnelley (R.R.) & Sons Co.                             3,100                 141,825

COMMON STOCKS - CONTINUED

                                                       SHARES                VALUE (NOTE 1)

SERVICES - CONTINUED

PRINTING - CONTINUED

New England Business Service, Inc.                      1,000                $ 32,250

Wallace Computer Services, Inc.                         2,400                 57,000

                                                                              231,075

SERVICES - 0.3%

Block (H & R), Inc.                                     2,700                 113,738

Manpower, Inc.                                          1,900                 54,506

                                                                              168,244

TOTAL SERVICES                                                                531,882

TECHNOLOGY - 2.8%

COMPUTER SERVICES & SOFTWARE - 0.8%

Electronic Data Systems Corp.                           7,000                 280,000

First Data Corp.                                        2,800                 93,275

NCR Corp. (a)                                           2,000                 65,000

                                                                              438,275

COMPUTERS & OFFICE EQUIPMENT - 1.1%

Diebold, Inc.                                           1,100                 31,763

International Business Machines Corp.                   2,700                 309,994

Unisys Corp. (a)                                        10,900                307,925

                                                                              649,682

ELECTRONICS - 0.6%

AMP, Inc.                                               2,600                 89,375

Motorola, Inc.                                          5,200                 273,325

                                                                              362,700

PHOTOGRAPHIC EQUIPMENT - 0.3%

Eastman Kodak Co.                                       1,200                 87,675

Polaroid Corp.                                          1,700                 60,456

                                                                              148,131

TOTAL TECHNOLOGY                                                              1,598,788

TRANSPORTATION - 1.5%

AIR TRANSPORTATION - 0.2%

Viad Corp.                                              4,700                 130,425

RAILROADS - 1.3%

Burlington Northern Santa Fe Corp.                      1,800                 176,738

CSX Corp.                                               8,400                 382,200

Norfolk Southern Corp.                                  5,900                 175,894

                                                                              734,832

TOTAL TRANSPORTATION                                                          865,257

UTILITIES - 9.3%

ELECTRIC UTILITY - 2.9%

Allegheny Energy, Inc.                                  5,900                 177,738

American Electric Power Co., Inc.                       5,800                 263,175

Central & South West Corp.                              1,300                 34,938

Central Maine Power Co.                                 3,100                 60,450

Consolidated Edison, Inc.                               2,400                 110,550

DPL, Inc.                                               4,950                 89,719

Duke Energy Corp.                                       2,022                 119,804

Entergy Corp.                                           8,200                 235,750



                                                       SHARES                VALUE (NOTE 1)

FPL Group, Inc.                                         1,200                $ 75,600

Illinova Corp.                                          1,100                 33,000

Niagara Mohawk Power Corp. (a)                          7,300                 109,044

PacifiCorp                                              1,200                 27,150

PG&E Corp.                                              5,500                 173,594

Pinnacle West Capital Corp.                             2,400                 108,000

                                                                              1,618,512

GAS - 0.9%

MCN Energy Group, Inc.                                  4,500                 111,938

Questar Corp.                                           7,800                 153,075

Sempra Energy                                           7,368                 204,462

Sonat, Inc.                                             1,700                 65,663

                                                                              535,138

TELEPHONE SERVICES - 5.5%

ALLTEL Corp.                                            2,700                 125,550

Ameritech Corp.                                         8,900                 399,388

AT&T Corp.                                              10,500                599,813

Bell Atlantic Corp.                                     13,610                620,956

BellSouth Corp.                                         5,800                 389,325

GTE Corp.                                               4,000                 222,500

MCI Communications Corp.                                1,400                 81,375

SBC Communications, Inc.                                7,600                 304,000

Sprint Corp.                                            1,700                 119,850

Worldcom, Inc. (a)                                      4,900                 237,344

                                                                              3,100,101

TOTAL UTILITIES                                                               5,253,751

TOTAL COMMON STOCKS                                              53,334,213
(Cost $49,226,730)



CONVERTIBLE PREFERRED STOCKS - 1.3%



ENERGY - 0.1%

OIL & GAS - 0.1%

Occidental Petroleum Corp. $3.00                                 1,100             86,900

FINANCE - 0.3%

INSURANCE - 0.3%

Aetna, Inc. Class C, $4.76 PRIDES                                700               52,588

Conseco, Inc. $4.279                                             600               97,200

                                                                                   149,788

INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%

ELECTRICAL EQUIPMENT - 0.1%

Loral Space & Communications Ltd.                                600               45,450
Series C, $3.00

INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%

Ingersoll Rand Co./Ingersoll Rand Finance $0.19 Growth PRIDES    2,100             41,738

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                             87,188

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.3%

MediaOne Group, Inc. Class D, $2.25                              1,900             170,881

CONVERTIBLE PREFERRED STOCKS - CONTINUED

                                                                SHARES            VALUE (NOTE 1)

UTILITIES - 0.4%

CELLULAR - 0.2%

AirTouch Communications, Inc. Class B, $1.74                     2,800            $ 135,100

ELECTRIC UTILITY - 0.2%

Houston Industries, Inc. $3.216                                  1,300             96,850

TOTAL UTILITIES                                                                    231,950

TOTAL CONVERTIBLE PREFERRED STOCKS                                       726,707
(Cost $653,194)



CONVERTIBLE BONDS - 1.2%

MOODY'S RATINGS                                                               PRINCIPAL
(UNAUDITED)                                                                   AMOUNT

ENERGY - 0.2%

OIL & GAS - 0.2%

Pennzoil Co. 4.75% 10/1/03                                          Baa3      $ 80,000               113,080

MEDIA & LEISURE - 0.4%

PUBLISHING - 0.4%

News America Holdings, Inc. liquid yield option notes 0% 3/11/13    Baa3       317,000               210,805

RETAIL & WHOLESALE - 0.3%

RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%

Home Depot, Inc. 3.25% 10/1/01                                      A1         90,000                164,925

SERVICES - 0.1%

ADT Operations, Inc. liquid yield option notes 0% 7/6/10            Baa1       51,000                87,317

TECHNOLOGY - 0.2%

ELECTRONICS - 0.2%

Micron Technology, Inc. 7% 7/1/04                                   B1         70,000                65,406

Motorola, Inc. 0% 9/27/13                                           A1         93,000                67,076

                                                                                                     132,482

TOTAL CONVERTIBLE BONDS                                                                    708,609
(Cost $576,269)



CASH EQUIVALENTS - 3.5%

                                        SHARES                    VALUE (NOTE 1)



Taxable Central Cash Fund (b)            1,961,573                $ 1,961,573



TOTAL INVESTMENT IN SECURITIES - 100%               $ 56,731,102
(Cost $52,417,766)



SECURITY TYPE ABBREVIATIONS
Growth
PRIDES - Growth Preferred
         Redeemable Increased Dividend
         Equity Securities
PRIDES - Preferred Redeemable
         Increased Dividend Equity Securities

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $33,845,864 and $3,622,150, respectively (see Note 3 of Notes to Financial Statements).

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Travelers Asset Management International Corporation. The commissions paid to these affiliated firms were $1,661 and $0 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $52,427,902. Net unrealized appreciation aggregated $4,303,200, of which $6,051,975 related to appreciated investment securities and $1,748,775 related to depreciated investment securities.

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES          JUNE 30, 1998 (UNAUDITED)

ASSETS

Investment in securities, at value                  $ 56,731,102
 (cost $52,417,766) -
 See accompanying schedule

Cash                                                 3,895

Receivable for investments sold                      82,578

Receivable for fund shares sold                      384,370

Dividends receivable                                 86,222

Interest receivable                                  9,848

 TOTAL ASSETS                                        57,298,015

LIABILITIES

Payable for investments purchased      $ 1,548,241

Payable for fund shares redeemed        142

Accrued management fee                  5,620

Other payables and                      35,851
 accrued expenses

 TOTAL LIABILITIES                                   1,589,854

NET ASSETS                                          $ 55,708,161

Net Assets consist of:

Paid in capital                                     $ 50,591,803

Undistributed net investment income                  256,920

Accumulated undistributed net                        546,147
 realized gain (loss) on investments
 and foreign currency transactions

Net unrealized appreciation                          4,313,291
 (depreciation) on investments
 and assets and liabilities in
 foreign currencies

NET ASSETS, for 3,632,835                           $ 55,708,161
 shares outstanding

NET ASSET VALUE, offering price                      $15.33
 and redemption price per share
 ($55,708,161 (divided by) 3,632,835
 shares)


STATEMENT OF OPERATIONS
                                             SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                             $ 375,863
Dividends

Interest                                                                       62,629

 TOTAL INCOME                                                                  438,492

EXPENSES

Management fee                                                    $ 144,615

Transfer agent fees                                                5,009

Accounting fees and expenses                                       30,102

Non-interested trustees' compensation                              2,417

Custodian fees and expenses                                        21,312

Registration fees                                                  2,145

Audit                                                              15,438

Legal                                                              2,213

 Total expenses before reductions                                  223,251

 Expense reductions                                                (41,679)    181,572

NET INVESTMENT INCOME                                                          256,920

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                             574,881

 Foreign currency transactions                                     (153)       574,728

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                             2,562,580

 Assets and liabilities in                                         (44)        2,562,536
  foreign currencies

NET GAIN (LOSS)                                                                3,137,264

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 3,394,184




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                               SIX MONTHS ENDED  YEAR ENDED
                                                                                JUNE 30, 1998     DECEMBER 31,
                                                                                (UNAUDITED)       1997
Operations                                                                      $ 256,920         $ 171,247
 Net investment income

 Net realized gain (loss)                                                         574,728           899,730

 Change in net unrealized appreciation (depreciation)                             2,562,536         1,438,705

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  3,394,184         2,509,682

Distributions to shareholders                                                     -                 (171,176)
 From net investment income

 From net realized gain                                                           (99,894)          (841,389)

 TOTAL DISTRIBUTIONS                                                              (99,894)          (1,012,565)

Share transactions                                                                31,460,046        20,040,415
Net proceeds from sales of shares

 Reinvestment of distributions                                                    99,894            1,012,565

 Cost of shares redeemed                                                          (1,285,321)       (4,011,242)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS          30,274,619        17,041,738

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                         33,568,909        18,538,855

NET ASSETS

 Beginning of period                                                              22,139,252        3,600,397

 End of period (including undistributed net investment
 income of $256,920 and $0, respectively)                                       $ 55,708,161      $ 22,139,252

OTHER INFORMATION
Shares

 Sold                                                                             2,118,395         1,503,025

 Issued in reinvestment of distributions                                          7,035             74,849

 Redeemed                                                                         (84,666)          (310,550)

 Net increase (decrease)                                                          2,040,764         1,267,324



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS
                                                               SIX MONTHS ENDED     YEARS ENDED
                                                               JUNE 30, 1998        DECEMBER 31,

SELECTED PER-SHARE DATA                                        (UNAUDITED)       1997          1996 E
Net asset value, beginning of period                           $ 13.91           $ 11.09       $ 10.00

Income from Investment Operations

 Net investment income                                           .10 D             .21 D         .08

 Net realized and unrealized gain (loss)                         1.37              3.32          1.09

 Total from investment operations                                1.47              3.53          1.17

Less Distributions

 From net investment income                                      -                 (.12)         (.08)

 From net realized gain                                          (.05)             (.59)         -

 Total distributions                                             (.05)             (.71)         (.08)

Net asset value, end of period                                  $ 15.33          $ 13.91        $ 11.09

TOTAL RETURN B, C                                                 10.60%           32.05%         11.69%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $ 55,708         $ 22,139       $ 3,600

Ratio of expenses to average net assets                           .95% A, F        .95% F         .95% A, F

Ratio of net investment income to average net assets              1.34% A          1.60%          2.34% A

Portfolio turnover rate                                           20% A            52%            14% A

Average commission rate G                                       $ .0223          $ .0186        $ .0168

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE
  TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
  OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
  NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF
  NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
  ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD AUGUST 30, 1996 (COMMENCEMENT OF SALE OF SHARES)
  TO DECEMBER 31, 1996.
F THE TRAVELERS AGREED TO REIMBURSE A PORTION OF THE FUND'S
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
  FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF
  NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
  SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


LARGE CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998     PAST 6  PAST 1  LIFE OF
                                MONTHS  YEAR    FUND

Large Cap Portfolio             18.45%  28.92%  65.62%

S&P 500 (registered trademark)  17.71%  30.16%  79.64%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998   PAST 1  LIFE OF
                              YEAR    FUND

Large Cap Portfolio           28.92%  31.68%

S&P 500                       30.16%  37.65%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(CHECKMARK) UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF HOW
IT WILL DO TOMORROW. THE STOCK MARKET, FOR EXAMPLE,
HAS A HISTORY OF LONG-TERM GROWTH AND SHORT-TERM
VOLATILITY. IN TURN, THE SHARE PRICE AND RETURN OF A FUND
THAT INVESTS IN STOCKS WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN RIDE OUT THE
MARKET'S UPS AND DOWNS, YOU MAY HAVE A GAIN.


(Mountain Graph Information)
$10,000 OVER LIFE OF FUND
             TRAVELERS LARGE CAP         S&P 500
             00148                       SP001
  1996/08/30      10000.00                    10000.00
  1996/09/30      10640.00                    10562.80
  1996/10/31      10790.00                    10854.12
  1996/11/30      11640.00                    11674.59
  1996/12/31      11329.54                    11443.31
  1997/01/31      11921.61                    12158.29
  1997/02/28      11749.69                    12253.61
  1997/03/31      11191.15                    11750.11
  1997/04/30      11688.76                    12451.59
  1997/05/31      12460.56                    13209.64
  1997/06/30      12846.47                    13801.44
  1997/07/31      13780.75                    14899.62
  1997/08/31      13293.30                    14064.94
  1997/09/30      13953.39                    14835.28
  1997/10/31      13425.32                    14339.78
  1997/11/30      13750.29                    15003.57
  1997/12/31      13981.77                    15261.18
  1998/01/31      14043.91                    15429.97
  1998/02/28      15152.51                    16542.78
  1998/03/31      15857.28                    17389.93
  1998/04/30      15909.10                    17564.87
  1998/05/31      15618.90                    17262.93
  1998/06/30      16562.05                    17964.15
IMATRL PRASUN   SHR__CHT 19980630 19980709 103859 R00000000000025

Let's say hypothetically that $10,000 was invested in the Large Cap Portfolio on August 30, 1996, when the fund started. As the chart shows, by June 30, 1998, the value of the investment would have grown to $16,562 - a 65.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With reinvested dividends and capital gains, if any, the same $10,000 investment would have grown to $17,964 - a 79.64% increase.

INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1998

                                     % OF FUND'S INVESTMENTS

General Electric Co.                  3.3

Merck & Co., Inc.                     3.1

Microsoft Corp.                       3.0

Coca-Cola Co. (The)                   2.9

Bristol-Myers Squibb Co.              2.6

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998

                                             % OF FUND'S INVESTMENTS

TECHNOLOGY                                    19.9

HEALTH                                        19.2

NONDURABLES                                   9.6

FINANCE                                       9.4

RETAIL & WHOLESALE                            8.3

(Pie Chart Information)
ASSET ALLOCATION AS OF JUNE 30, 1998*
ROW: 1, COL: 1, VALUE: 92.59999999999999
ROW: 1, COL: 2, VALUE: 7.4

                       % OF FUND'S
                       INVESTMENTS
STOCKS                 92.6%
SHORT-TERM INVESTMENTS  7.4%
* FOREIGN INVESTMENTS   9.3%

LARGE CAP PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



(PHOTOGRAPH OF KAREN FIRESTONE)

NOTE TO SHAREHOLDERS:
Karen Firestone became Portfolio Manager of
Large Cap Portfolio on May 1, 1998

Q. HOW DID THE FUND PERFORM, KAREN?
A. For the six months that ended June 30, 1998, the fund outperformed the Standard and Poor's 500 Index, which increased 17.71% during that period. For the 12-month period that ended June 30, 1998, the fund slightly lagged the S&P 500, which was up 30.16%.

Q. WHAT HAVE BEEN THE MAJOR DRIVERS OF THE FUND'S PERFORMANCE RELATIVE TO THE MARKET?
A. I think most of the fund's improved performance in the six-month period can be attributed to an increased weighting in some of the large growth companies that led the market, companies such as Microsoft, Wal-Mart, Merck, General Electric and Coca-Cola.

Q. HAVE YOU BEEN EMPHASIZING ANY PARTICULAR INDUSTRIES OR THEMES?
A. The strength of the domestic economy has led to high levels of consumer spending, so I increased the fund's weighting in the retail and wholesale sector to more than 8% by the end of June. Wal-Mart, Gap and Home Depot were large positions to which I added during the period. Also, the explosion of demand for new telecommunications technologies has created numerous investment opportunities, and I have been investing in companies that are positioned to take advantage of this trend.

Q. COULD YOU DESCRIBE THE CHANGES TAKING PLACE IN THE TELECOMMUNICATIONS INDUSTRY AND HOW IT IS DRIVING THESE STOCKS?
A. Sure. We are seeing a phenomenal surge in demand for data and voice communications, either through wireless mechanisms such as cell phones or through computer links such as the Internet and electronic mail. This increase in demand benefits companies that produce the equipment necessary to handle all of this information, such as Alcatel, the French telecommunications systems company, which is a fund holding. At the same time, higher volumes of information being sent around the world benefit carriers such as Worldcom and RCN, which are also owned by the fund. And third, the proliferation of low-cost equipment and telecommunications capacity is spurring demand for more "content" - such as music and videos - which benefits media-based companies in the fund such as Tribune and Viacom.

Q. WHAT STOCKS DID WELL DURING THE PERIOD? WHAT STOCKS DID POORLY?
A. Both Dell Computer, which continues to gain market share with its direct sales of computers through the mail, and the clothing retailer Gap, whose fashions have become very popular, performed very well toward the end of the period. On the other hand, it was announced during the period that AT&T's acquisition of cable giant TCI would end up hurting earnings per share for AT&T shareholders in the short term, which hurt the long-distance carrier's stock. Another underperforming stock in the period was Electronic Data Systems, the electronic processing company, which experienced higher costs and lower prices.

Q. COULD YOU DESCRIBE YOUR INVESTMENT STYLE?
A. First, I make sure that the fund is well-diversified and is represented in the different sectors of the economy. Then I look for names in each sector that I think will outperform not only the market, but the industry group as well. In particular, some of the things that I look for are companies with exceptional top-line growth, increasing market share, pricing flexibility, a culture of product innovation, rising profit margins and, lastly, an ability to generate excess cash flow that can be used to benefit shareholders over the long run.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The U.S economy is very strong, and the American consumer is continuing to support economic growth and invest in the stock market. Should interest rates rise sharply, there would be competition for the investing dollar, and the stock market would be at risk. In the near term, however, I feel relatively positive about the U.S. stock market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.



(CHECKMARK) FUND FACTS
GOAL: long term growth of capital by investing primarily in equity securities of companies with large market capitalizations

START DATE: August 30, 1996
SIZE: as of June 30, 1998, more than $28 million

MANAGER: Karen Firestone, since May 1998; joined Fidelity in 1983


LARGE CAP PORTFOLIO

INVESTMENTS JUNE 30, 1998  (UNAUDITED)

Showing Percentage of Value of Investment in Securities
COMMON STOCKS - 92.6%

                                                                    SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.8%

AEROSPACE & DEFENSE - 0.3%

Lockheed Martin Corp.                                                900                  $ 95,288

DEFENSE ELECTRONICS - 0.5%

Raytheon Co. Class A                                                 2,500                 144,063

TOTAL AEROSPACE & DEFENSE                                                                  239,351

BASIC INDUSTRIES - 1.0%

CHEMICALS & PLASTICS - 0.3%

Monsanto Co.                                                         1,800                 100,575

PACKAGING & CONTAINERS - 0.7%

Owens Illinois, Inc. (a)                                             4,400                 196,900

TOTAL BASIC INDUSTRIES                                                                     297,475

DURABLES - 1.6%

AUTOS, TIRES, & ACCESSORIES - 0.4%

Honda Motor Co. Ltd. sponsored ADR                                   1,400                 100,013

HOME FURNISHINGS - 0.5%

Leggett & Platt, Inc.                                                5,700                 142,500

TEXTILES & APPAREL - 0.7%

Boss (Hugo) AG                                                       48                    100,885

NIKE, Inc. Class B                                                   2,300                 111,981

                                                                                           212,866

TOTAL DURABLES                                                                             455,379

ENERGY - 2.6%

ENERGY SERVICES - 1.3%

Dresser Industries, Inc.                                             3,000                 132,188

Halliburton Co.                                                      3,100                 138,144

Schlumberger Ltd.                                                    1,400                 95,638

                                                                                           365,970

OIL & GAS - 1.3%

Texaco, Inc.                                                         1,400                 83,563

Total SA sponsored ADR                                               3,800                 248,425

Valero Refining & Marketing Co.                                      1,900                 63,175

                                                                                           395,163

TOTAL ENERGY                                                                               761,133

FINANCE - 9.4%

BANKS - 2.2%

AmSouth Bancorp.                                                     2,800                 110,075

Banc One Corp.                                                       2,400                 133,950

Banco Bilbao Vizcaya SA (Reg.)                                       1,500                 76,916

Bank of Ireland, Inc.                                                3,900                 79,870

Bank of New York, Inc.                                               2,800                 169,925

Societe Generale France Class A                                      300                   62,202

                                                                                           632,938

CREDIT & OTHER FINANCE - 2.2%

American Express Co.                                                 2,800                 319,200



                                                                    SHARES                VALUE (NOTE 1)

Fleet Financial Group, Inc.                                          2,600                $ 217,100

Household International, Inc.                                        2,200                 109,450

                                                                                           645,750

FEDERAL SPONSORED CREDIT - 2.0%

Fannie Mae                                                           6,800                 413,100

Freddie Mac                                                          3,400                 160,013

                                                                                           573,113

INSURANCE - 2.2%

AMBAC, Inc.                                                          1,700                 99,450

American International Group, Inc.                                   1,200                 175,200

Hartford Financial Services Group, Inc.                              1,300                 148,688

MGIC Investment Corp.                                                2,100                 119,831

UNUM Corp.                                                           2,100                 116,550

                                                                                           659,719

SAVINGS & LOANS - 0.8%

Charter One Financial, Inc.                                          4,800                 161,700

Washington Mutual, Inc.                                              1,750                 76,016

                                                                                           237,716

TOTAL FINANCE                                                                              2,749,236

HEALTH - 19.2%

DRUGS & PHARMACEUTICALS - 14.1%

American Home Products Corp.                                         9,300                 481,275

Bristol-Myers Squibb Co.                                             6,700                 770,081

Elan Corp. PLC ADR (a)                                               2,600                 167,213

Immunex Corp. (a)                                                    2,000                 132,500

Lilly (Eli) & Co.                                                    5,600                 369,950

Merck & Co., Inc.                                                    6,800                 909,500

Pfizer, Inc.                                                         2,000                 217,375

Protein Design Labs, Inc. (a)                                        2,300                 55,416

Sankyo Co. Ltd.                                                      4,000                 90,981

Schering-Plough Corp.                                                3,900                 357,338

SmithKline Beecham PLC ADR                                           3,300                 199,650

Warner-Lambert Co.                                                   5,700                 395,438

                                                                                           4,146,717

MEDICAL EQUIPMENT & SUPPLIES - 4.6%

Abbott Laboratories                                                  5,300                 216,638

Becton, Dickinson & Co.                                              2,100                 163,013

Guidant Corp.                                                        2,200                 156,888

Johnson & Johnson                                                    5,800                 427,750

McKesson Corp.                                                       900                   73,125

Medtronic, Inc.                                                      2,900                 184,875

Sybron International, Inc. (a)                                       3,900                 98,475

Techne Corp.                                                         1,000                 19,063

                                                                                           1,339,827

MEDICAL FACILITIES MANAGEMENT - 0.5%

Health Management Associates, Inc.                                   4,850                 162,172
Class A (a)

TOTAL HEALTH                                                                               5,648,716

HOLDING COMPANIES - 0.5%

Tele-Communications, Inc. (TCI Ventures Group) Series A (a)          7,700                 154,481

COMMON STOCKS - CONTINUED

                                                                    SHARES                VALUE (NOTE 1)

INDUSTRIAL MACHINERY & EQUIPMENT - 6.4%

ELECTRICAL EQUIPMENT - 5.4%

Alcatel Alsthom Compagnie Generale d'Electricite SA sponsored ADR    10,700               $ 435,356

General Electric Co.                                                 10,600                964,584

Honeywell, Inc.                                                      2,100                 175,481

                                                                                           1,575,421

INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%

Cooper Industries, Inc.                                              1,600                 87,900

Ingersoll-Rand Co.                                                   1,500                 66,094

                                                                                           153,994

POLLUTION CONTROL - 0.5%

USA Waste Services, Inc. (a)                                         3,000                 148,125

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                                     1,877,540

MEDIA & LEISURE - 7.9%

BROADCASTING - 2.2%

Cablevision Systems Corp. Class A (a)                                1,700                 141,950

CBS Corp.                                                            7,800                 247,650

Comcast Corp. Class A special                                        5,100                 207,028

RCN Corp.                                                            2,900                 56,188

                                                                                           652,816

ENTERTAINMENT - 2.1%

Carnival Corp. Class A                                               4,300                 170,388

Disney (Walt) Co.                                                    1,800                 189,113

Viacom, Inc. Class A (a)                                             4,600                 269,100

                                                                                           628,601

LEISURE DURABLES & TOYS - 0.8%

Harley-Davidson, Inc.                                                2,700                 104,625

Mattel, Inc.                                                         3,000                 126,938

                                                                                           231,563

PUBLISHING - 2.1%

Applied Graphics Technologies, Inc. (a)                              1,800                 82,350

Cognizant Corp.                                                      2,600                 163,800

Tribune Co.                                                          4,100                 282,131

World Color Press, Inc. (a)                                          2,200                 77,000

                                                                                           605,281

RESTAURANTS - 0.7%

McDonald's Corp.                                                     2,900                 200,100

TOTAL MEDIA & LEISURE                                                                      2,318,361

NONDURABLES - 9.6%

BEVERAGES - 5.1%

Anheuser-Busch Companies, Inc.                                       2,800                 132,125

Coca-Cola Co. (The)                                                  9,900                 846,450

PepsiCo, Inc.                                                        8,200                 337,738

Seagram Co. Ltd.                                                     4,500                 183,802

                                                                                           1,500,115



                                                                    SHARES                VALUE (NOTE 1)

FOODS - 0.6%

Nestle SA (Reg.)                                                     60                   $ 128,111

Raisio Group PLC                                                     3,000                 54,045

                                                                                           182,156

HOUSEHOLD PRODUCTS - 2.6%

Avon Products, Inc.                                                  2,000                 155,000

Clorox Co.                                                           2,000                 190,750

Colgate-Palmolive Co.                                                1,000                 88,000

Gillette Co.                                                         3,800                 215,413

Procter & Gamble Co.                                                 1,100                 100,169

                                                                                           749,332

TOBACCO - 1.3%

Philip Morris Companies, Inc.                                        9,900                 389,813

TOTAL NONDURABLES                                                                          2,821,416

RETAIL & WHOLESALE - 8.3%

APPAREL STORES - 1.4%

Abercrombie & Fitch Co. Class A (a)                                  5                     220

Gap, Inc.                                                            4,200                 258,825

Limited, Inc. (The)                                                  2,600                 86,125

TJX Companies, Inc.                                                  3,200                 77,200

                                                                                           422,370

DRUG STORES - 0.6%

CVS Corp.                                                            2,800                 109,025

Walgreen Co.                                                         1,900                 78,494

                                                                                           187,519

GENERAL MERCHANDISE STORES - 2.8%

Dayton Hudson Corp.                                                  4,500                 218,250

Wal-Mart Stores, Inc.                                                9,800                 595,350

                                                                                           813,600

GROCERY STORES - 1.4%

Dominicks Supermarkets, Inc. (a)                                     3,100                 138,144

Safeway, Inc. (a)                                                    6,700                 272,606

                                                                                           410,750

RETAIL & WHOLESALE, MISCELLANEOUS - 2.1%

Best Buy Co., Inc. (a)                                               2,600                 93,925

Castorama Dubois Investissemts SA                                    400                   70,202

Home Depot, Inc.                                                     3,400                 282,413

Staples, Inc. (a)                                                    5,600                 162,050

                                                                                           608,590

TOTAL RETAIL & WHOLESALE                                                                   2,442,829

SERVICES - 2.3%

ADVERTISING - 1.3%

Omnicom Group, Inc.                                                  3,800                 189,525

Outdoor Systems, Inc. (a)                                            3,250                 91,000

WPP Group PLC ADR                                                    1,600                 107,600

                                                                                           388,125

LEASING & RENTAL - 0.5%

Hertz Corp. Class A                                                  3,600                 159,525

COMMON STOCKS - CONTINUED

                                                                    SHARES                VALUE (NOTE 1)

SERVICES - CONTINUED

SERVICES - 0.5%

AccuStaff, Inc. (a)                                                  4,400                $ 137,500

TOTAL SERVICES                                                                             685,150

TECHNOLOGY - 19.9%

COMMUNICATIONS EQUIPMENT - 3.6%

3Com Corp. (a)                                                       5,500                 168,781

Ascend Communications, Inc. (a)                                      3,100                 153,644

Aspect Telecommunications Corp. (a)                                  2,700                 73,913

Cisco Systems, Inc. (a)                                              3,550                 326,822

Lucent Technologies, Inc.                                            3,100                 257,881

Northern Telecom Ltd.                                                1,500                 85,233

                                                                                           1,066,274

COMPUTER SERVICES & SOFTWARE - 8.5%

America Online, Inc. (a)                                             1,400                 148,400

Cambridge Technology Partners Massachusetts, Inc. (a)                1,500                 81,938

Computer Associates International, Inc.                              2,800                 155,575

Compuware Corp. (a)                                                  2,000                 102,250

Electronic Data Systems Corp.                                        4,100                 164,000

Equifax, Inc.                                                        2,700                 98,044

First Data Corp.                                                     3,500                 116,594

Keane, Inc. (a)                                                      1,600                 89,600

Microsoft Corp. (a)                                                  8,200                 888,675

Oracle Corp. (a)                                                     2,300                 56,494

PeopleSoft, Inc. (a)                                                 2,800                 131,600

Saville System PLC sponsored ADR (a)                                 2,000                 100,250

Shared Medical Systems Corp.                                         1,900                 139,531

Siebel Systems, Inc. (a)                                             3,000                 96,750

SunGard Data Systems, Inc. (a)                                       3,300                 126,638

                                                                                           2,496,339

COMPUTERS & OFFICE EQUIPMENT - 4.2%

Comdisco, Inc.                                                       2,200                 41,800

Compaq Computer Corp.                                                5,800                 164,575

Dell Computer Corp. (a)                                              3,700                 343,406

EMC Corp. (a)                                                        4,900                 219,581

Hewlett-Packard Co.                                                  1,500                 89,813

Pitney-Bowes, Inc.                                                   2,600                 125,125

Tech Data Corp. (a)                                                  1,300                 55,738

Xerox Corp.                                                          1,800                 182,925

                                                                                           1,222,963

ELECTRONICS - 3.6%

Altera Corp. (a)                                                     2,000                 59,125

Analog Devices, Inc. (a)                                             1                     16

Intel Corp.                                                          6,500                 481,813

Linear Technology Corp.                                              2,400                 144,750

Maxim Integrated Products, Inc. (a)                                  2,400                 76,050

Texas Instruments, Inc.                                              3,300                 192,431

Thermo Instruments Systems, Inc. (a)                                 3,650                 95,813

                                                                                           1,049,998

TOTAL TECHNOLOGY                                                                           5,835,574



                                                                    SHARES                VALUE (NOTE 1)

UTILITIES - 3.1%

TELEPHONE SERVICES - 3.1%

AT&T Corp.                                                           2,400                $ 137,100

MCI Communications Corp.                                             3,400                 197,625

Telecomunicacoes Brasileiras SA                                      1,600                 174,700
sponsored ADR

Worldcom, Inc. (a)                                                   8,400                 406,875

                                                                                           916,300

TOTAL COMMON STOCKS                                                           27,202,941
(Cost $24,922,353)


CASH EQUIVALENTS - 7.4%



Taxable Central Cash Fund (b)           2,181,712                 2,181,712



TOTAL INVESTMENT IN SECURITIES - 100%              $ 29,384,653
(Cost $27,104,065)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $28,226,271 and $15,471,867, respectively (see Note 3 of Notes to Financial Statements).

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Travelers Asset Management International Corporation. The commissions paid to these affiliated firms were $3,496 and $0 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $27,104,065. Net unrealized appreciation aggregated $2,280,588, of which $2,781,938 related to appreciated investment securities and $501,350 related to depreciated investment securities.

LARGE CAP PORTFOLIO
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                  JUNE 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                     $ 29,384,653
(COST $27,104,065) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                             229,146

RECEIVABLE FOR FUND SHARES SOLD                                                                              95,077

DIVIDENDS RECEIVABLE                                                                                         27,657

INTEREST RECEIVABLE                                                                                           8,517

RECEIVABLE FROM TRAVELERS GROUP                                                                              10,714
FOR EXPENSE REDUCTIONS

 TOTAL ASSETS                                                                                            29,755,764

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                         $ 1,664,928

OTHER PAYABLES AND                                                                             28,137
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                        1,693,065

NET ASSETS                                                                                             $ 28,062,699

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                        $ 23,573,573

UNDISTRIBUTED NET INVESTMENT INCOME                                                                          38,535

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                          2,170,010

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                 2,280,581
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 1,756,075                                                                              $ 28,062,699
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                              $15.98
AND REDEMPTION PRICE PER SHARE ($28,062,699 (DIVIDED BY) 1,756,075 SHARES)



STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                             $ 96,008
DIVIDENDS

INTEREST                                                                       34,380

 TOTAL INCOME                                                                  130,388

EXPENSES

MANAGEMENT FEE                                                    $ 73,270

TRANSFER AGENT FEES                                                2,967

ACCOUNTING FEES AND EXPENSES                                       30,061

NON-INTERESTED TRUSTEES' COMPENSATION                              2,417

CUSTODIAN FEES AND EXPENSES                                        3,295

REGISTRATION FEES                                                  4,139

AUDIT                                                              19,204

LEGAL                                                              2,213

 TOTAL EXPENSES BEFORE REDUCTIONS                                  137,566

 EXPENSE REDUCTIONS                                                (45,713)    91,853

NET INVESTMENT INCOME                                                          38,535

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             2,181,979

 FOREIGN CURRENCY TRANSACTIONS                                     (698)       2,181,281

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             1,055,275

 ASSETS AND LIABILITIES IN                                         (7)         1,055,268
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                3,236,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 3,275,084




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                         SIX MONTHS ENDED  YEAR ENDED
                                                                                          JUNE 30, 1998     DECEMBER 31,
                                                                                          (UNAUDITED)       1997
OPERATIONS                                                                                $ 38,535          $ 32,734
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                   2,181,281         184,372

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                       1,055,268         879,845

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            3,275,084         1,096,951

DISTRIBUTIONS TO SHAREHOLDERS                                                               -                 (32,734)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                     (10,808)          (225,320)

 TOTAL DISTRIBUTIONS                                                                        (10,808)          (258,054)

SHARE TRANSACTIONS                                                                          13,186,149        7,699,498
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                              10,808            258,054

 COST OF SHARES REDEEMED                                                                    (468,121)         (138,346)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                    12,728,836        7,819,206

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                   15,993,112        8,658,103

NET ASSETS

 BEGINNING OF PERIOD                                                                        12,069,587        3,411,484

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $38,535 AND $0, RESPECTIVELY)                                                  $ 28,062,699      $ 12,069,587

OTHER INFORMATION
SHARES

 SOLD                                                                                        893,621          582,424

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                         766           20,100

 REDEEMED                                                                                   (32,330)          (10,566)

 NET INCREASE (DECREASE)                                                                     862,057          591,958



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS
                                                                 SIX MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 1998

SELECTED PER-SHARE DATA                                         (UNAUDITED)            1997      1996 E
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 13.50                $ 11.29   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                            .03 D                  .07 D     .04

 NET REALIZED AND UNREALIZED GAIN (LOSS)                          2.46                   2.54      1.29

 TOTAL FROM INVESTMENT OPERATIONS                                 2.49                   2.61      1.33

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                       -                      (.04)     (.04)

 FROM NET REALIZED GAIN                                           (.01)                  (.36)     -

 TOTAL DISTRIBUTIONS                                              (.01)                  (.40)     (.04)

NET ASSET VALUE, END OF PERIOD                                  $ 15.98                $ 13.50   $ 11.29

TOTAL RETURN B, C                                                 18.45%                 23.41%    13.30%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                         $ 28,063               $ 12,070  $ 3,411

RATIO OF EXPENSES TO AVERAGE NET ASSETS                           .95% A, F              .95% F    .95% A, F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS              .40% A                 .55%      .98% A

PORTFOLIO TURNOVER RATE                                           167% A                 60%       57% A

AVERAGE COMMISSION RATE G                                       $ .0272                $ .0171   $ .0214

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE
  TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
  OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
  ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD AUGUST 30, 1996 (COMMENCEMENT OF SALE
  OF SHARES) TO DECEMBER 31, 1996.
F THE TRAVELERS AGREED TO REIMBURSE A PORTION OF THE FUND'S
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5
  OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Equity Income Portfolio and Large Cap Portfolio (the funds) are funds of The Travelers Series Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment sub-adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Travelers Asset Management International Corporation (TAMIC), an affiliate of The Travelers Group (The Travelers), receives a fee that is computed daily at an annualized rate of .75% of each fund's average net assets. TAMIC, on behalf of each fund, has entered into a sub-advisory agreement with FMR. For its services as each fund's sub-adviser, FMR is paid a portion of TAMIC's management fee that is computed at an annualized rate of .45% of each fund's average net assets.

TRANSFER AGENT FEES. The Travelers is each fund's transfer, dividend disbursing, and shareholder servicing agent. The trust, on behalf of each fund, has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs each fund's transfer, dividend disbursing, and shareholder servicing agent functions. For its services, FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

ACCOUNTING FEES. The trust, on behalf of each fund, has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR or TAMIC. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments

5. EXPENSE REDUCTIONS.
The Travelers voluntarily agreed to reimburse each fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .95% of average net assets. For the period, the reimbursement reduced the expenses by $41,614 and $45,638 for Equity Income Portfolio and Large Cap Portfolio, respectively. Through an arrangement between The Travelers and Fidelity Investments Institutional Services Co., Inc. (FIIS), an affiliate of FMR, FIIS has agreed to pay The Travelers a portion of these reimbursements.

In addition, the funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, custodian fees were reduced by $65 and $75 for Equity Income Portfolio and Large Cap Portfolio, respectively, under this arrangement.

6. BENEFICIAL INTEREST.
At the end of the period, The Travelers, its affiliates and Separate Accounts of The Travelers were record owners of 100% of the total outstanding shares of the fund.



INVESTMENT ADVISER
Travelers Asset Management International Corporation
Hartford, Connecticut

INVESTMENT SUB-ADVISER
Fidelity Management & Research Company
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Boston, Massachusetts

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Equity Income Portfolio or Large Cap Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity Insurance products offered by the Travelers Insurance Company or the Travelers Life and Annuity Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.


THE TRAVELERS VARIABLE
PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 1998

[PHOTO]


THE TRAVELERS SERIES TRUST:

TRAVELERS QUALITY BOND PORTFOLIO
LAZARD INTERNATIONAL STOCK PORTFOLIO
MFS EMERGING GROWTH PORTFOLIO
FEDERATED HIGH YIELD PORTFOLIO
FEDERATED STOCK PORTFOLIO
DISCIPLINED MID CAP STOCK PORTFOLIO

[TRAVELERS LIFE & ANNUITY LOGO]

A MEMBER OF TRAVELERSGROUP

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY
ONE TOWER SQUARE
HARTFORD, CT 061834


<PG$PCN>

                         THE TRAVELERS SERIES TRUST:

                         TRAVELERS QUALITY BOND PORTFOLIO
                         LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                         FEDERATED STOCK PORTFOLIO
                         MID CAP DISCIPLINED EQUITY FUND

<PG$PCN>

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual reports for six of the nineteen portfolios of The Travelers Series Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio (formerly known as Mid-Cap Disciplined Equity Fund) ("Portfolios" and "Fund") for the period ended June 30, 1998. In this letter, we briefly discuss general economic and market conditions and outline each Portfolio's or Fund's investment strategy. A market commentary and detailed summary of performance and current holdings for each Portfolio or Fund can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
                      SUBACCOUNT                        COMMENTARY    INVESTMENTS
                      ----------                        ----------    -----------
Travelers Quality Bond Portfolio......................       4            13
Lazard International Stock Portfolio..................       4            14
MFS Emerging Growth Portfolio.........................       5            17
Federated High Yield Portfolio........................       6            23
Federated Stock Portfolio.............................       7            32
Disciplined Mid Cap Stock Portfolio...................       8            36

ECONOMIC REVIEW AND OUTLOOK

The U.S. economy continues to provide the domestic capital markets with the almost ideal conditions of low interest rates, lower inflation and steady economic growth. First quarter Gross Domestic Product ("GDP") growth was well ahead of expectations and led to the prospect of a Federal Reserve Board ("Fed") tightening midway through the first half of 1998. Reported inflation, however, remains low and the Asian currency crisis has caused the Fed to lean toward a more neutral stance.

Despite the strong first quarter, the U.S. economy has recently showed signs of slowing down. While industrial production and retail sales have gone down, the most compelling evidence of the slowdown comes from the bond market. For the first time since 1990, the portion of the Treasury yield curve, defined by the spread between the two-year and ten-year Treasury yields, is now slightly inverted. (The yield curve shows the difference between short- and long-term yields.) In the past, an inverted yield curve has often been a sign of an economic downturn. The overall Treasury yield curve shows the difference between 3-month and 30-year Treasury yields.

Fed Chairman Alan Greenspan noted in his latest testimony on July 21, 1998, that the Fed remains more concerned about inflation rather than an economic recession. We see no indications of either an economic or earnings recession in the near future and the risk in the stock market, in our view, is largely lessened by this outlook.

The U.S. stock market posted handsome returns in the first half of 1998. On a year-to-date basis, the Dow Jones Industrial Average ("DJIA") rose 13.2% while the broader Standard & Poor's 500 Index ("S&P 500") gained 17.7%. At this pace, the stock market would yet again produce another year of 30% or more appreciation, a three-year run unprecedented in stock market history. The U.S. bond market produced healthy returns as yields on 30-year U.S. Treasury bonds fell to their lowest level since the introduction of these securities in 1977.

We look ahead to a slower U.S. economy in the second half of 1998. The absence of inflationary pressures should keep long-term bond yields below 6% while the combination of lofty corporate valuations and slower corporate earnings growth in 1998 could find stocks at the upper end of their trading range for the rest of the year.

EQUITY MARKET COMMENTARY

After three remarkable years of market appreciation averaging more than 30% annually, the first quarter's total return of the S&P 500 of almost 15% was that much more impressive. Since 1995, the stock market's climb has also been supported by a dramatic increase in money flows into securities by domestic and foreign investors, as well as corporate buybacks and merger activity. Low domestic inflation and steady revenue gains have also contributed to the expansion in the market's price-to-earnings. (A P/E ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.)

Stock market volatility increased significantly in the second quarter. Investor focus shifted from the prospects of Fed monetary policy tightening to the Asian crisis and eventually to hopes of reasonable corporate earnings growth for the second

                                        1

<PG$PCN>
SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

quarter. Large-capitalization stocks posted a gain for the second quarter of 1998 while small-capitalization stocks declined and fell farther behind their large-cap stock counterparts.

A seesaw pattern in stock prices persisted at the beginning of the second quarter of 1998, as stock prices remained almost unchanged at the end of April from a month earlier. Inflation, however, continued to remain low and, despite a strong first quarter GDP report, a slowdown in the second half of 1998 became more apparent. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 declined by almost 2% while the Russell 2000 Index fell nearly 5%. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on the New York, American or Nasdaq stock exchanges.) Several companies provided early guidance about lower second quarter earnings during the month of May. Investors, already worried about record valuations in the stock market showed no mercy in their response to such disappointments as some stock prices tumbled down by as much as 50%.

Growth stocks performed better than value stocks in the second quarter of 1998 in the large-cap universe. (Growth stock investing means investing in companies that are likely to grow faster than the economy at large and investing with the expectation that their faster growth will bring rising earnings.) In particular, the technology, health care and consumer discretionary sectors performed quite well while the energy sector underperformed significantly in the wake of falling oil prices.

The widely anticipated earnings pre-announcement season at the end of June, when companies confess to upcoming earnings shortfalls, was not as severe as in prior quarters. Many stock market investors appear to have drawn a positive inference from this event and the current outlook for second quarter earnings seems favorable. Corporate earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999.

Besides the historically high valuations for large-capitalization stocks, we think the principal risk to the U.S. stock market remains on the earnings front. If Asia stays in a protracted recession (a likely scenario at this point), a slowdown in the global economy could take its toll on U.S. corporate profits. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market in the short term but bullish over the intermediate to long term.

Three trends predominated in the international stock markets during the latter stages of the reporting period:

- Large-capitalization stocks materially outperformed mid- and small-capitalization stocks.

- The stock markets of relatively mature, developed economies outperformed the more volatile and less liquid emerging markets.

- The strength of the U.S. dollar versus the currencies of the United States' major trading partners largely negated returns earned in local currencies.

The latter months of 1997 and early 1998 were marked by a sense of crisis in the international markets. The Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies (such as Taiwan and Singapore) but also ultimately crushing the Korean economy and its currency. In Japan, the largest Asian stock market and economy and a major regional lender, the crisis contributed to an already deteriorating local Japanese outlook.

We believe the Asian currency and economic collapse has far-reaching and as yet not fully understood implications for global capital markets. So far, rescue efforts have centered on creating stability and stemming further precipitous declines in currencies as well as consumer and business confidence, such as the feverish year-end efforts of the International Monetary Fund ("IMF") and global banks to prevent a total collapse of the Korean financial system. In light of this turmoil, the strength of the U.S. dollar and bond market, to some degree, have reflected investor preferences for liquidity, stability and strength.

But the intermediate effects of these financial woes on Asia cannot be denied:
Economic contraction and decline, massive bankruptcies and debt restructurings/reschedulings, potential labor and civil unrest have resulted in an investment climate of

                                        2

<PG$PCN>
SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

much greater risk. Whether or not government and business policy-makers have the will and flexibility to make the correct rehabilitative choices remains unanswerable and we believe another six to twelve months of uncertainties in Asia is very likely.

Moreover, European and U.S. companies may not escape untouched as their exports to Asia decline. Furthermore, competitive Asian-produced goods are likely to flood domestic markets now that prices (in U.S. dollars) have declined substantially. While many U.S. companies have already used the Asian economic weakness as an explanation for earnings shortfalls from consensus expectations in recent reporting periods, the severity of the downturn should really be felt in 1998.

Yet despite the number of bearish influences at work on the non-U.S. markets in the past six months, there continue to be many positive developments, such as:

- The push for European monetary union has created favorable macroeconomic conditions, the likes of which have not been seen for two decades. Interest rates and inflation are now and are likely to remain subdued, thus heightening demand for stocks from individuals and institutions. Eleven countries have successfully reformed their economies and qualified for the first round selections in the European Union ("EU").

- Corporations in Europe are beginning to restructure, boosting investor returns and for the first time aligning management interests with external shareholder interests through equity incentives.

- The strengthening of the U.S. dollar against its major trading partners in the past 30 months has improved export competitiveness for many major European and Asian exporters and led to an upturn in the consolidated European economy.

- Restructuring of many industries continues (such as in financial services and pharmaceuticals), improving economies of scale and eliminating inefficient local and regional goods and service providers. At the same time, innovative mid-size companies are finding access to capital and an open door to technologies and processes that lower costs for businesses and consumers.

- Much of Latin America has recovered from the "tequila crisis" of early 1995.

BOND MARKET COMMENTARY

Just when many investors were getting somewhat more comfortable with risk again, the Asian financial crisis re-erupted in May and June. Unrest in Indonesia and further weakness in the Japanese yen were some of the highlights in the latest chapter of the Asian crisis. The region's turmoil sent Asia's stock markets down again and caused major setbacks in most emerging country stock and bond markets. In addition, heightened investor concerns about greater risk triggered yet another crisis in Russia's fragile markets.

In reaction to the renewed troubles in Asia, the U.S. bond market rallied as many global investors sought refuge in U.S. Treasury securities during the reporting period. Combined with U.S. and Japanese intervention to stabilize the yen, the rally in U.S. Treasurys helped to support the U.S. stock and bond markets by the end of the second quarter of 1998. Within the U.S. bond markets, investment-grade bonds barely performed better than U.S. Treasurys. Many longer-maturity bonds could not keep pace with the strong performance of the 30-year U.S. Treasury bond.

Mortgage-backed security spreads widened and discount bonds performed better than premium bonds, as mortgage prepayments remained high. Corporate bond spreads widened due to heavy issuance (i.e., more supply) with the most widening occurring in bonds issued by corporations that were more impacted by the Asian crisis.

Municipal bonds performed poorly as heavy issuance and investor "sticker shock" kept tax-exempt bond yields from declining as much as U.S. Treasurys. High-yield bonds and emerging market bonds also lagged U.S. Treasurys during the second quarter of 1998, although high-yield bonds are still ahead of U.S. Treasurys for the first six months of 1998.

We continue to believe that interest rates in the U.S. will slowly move lower as the crisis in Asia pushes U.S. GDP down to a 1% to 2% annual range in the second half of 1998. Exports from the U.S. have declined sharply and the trade deficit has widened rapidly. We expect even greater deterioration in the U.S. trade deficit as Asian imports accelerate in the second half of the year. Inventory growth in the U.S. was strong in the first half of 1998, and that condition should slow projected U.S.

                                        3

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--------------------------------------------------------------------------------

economic growth in the second half of the year. In addition, we expect that corporate profits will continue to be flat, which combined with high inventories and weak commodity prices, should help to weaken capital spending during the next several quarters.

Within the U.S. bond market, we anticipate that the yield curve will be steeper six to twelve months from now. However, we think that the yield curve will likely stay flat until it becomes clearer that the inflationary risks from currently tight U.S. labor markets have passed. As rates decline, bond spreads are likely to widen. In addition, bond spreads should widen more because of a continuation of the flight to quality as well as the fact that the supply of bonds should remain high at these rate levels.

TRAVELERS QUALITY BOND PORTFOLIO

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return. For the six months ended June 30, 1998, the Portfolio posted a 3.10% total return versus the Lehman Government/Corporate Bond Index of 4.17%. (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.) Rates broke through the lower end of their multi-year trading range in the first quarter of 1998. The Portfolio's manager expects interest rates to move lower as pressure from Asia on businesses impacted by international trade should help to keep inflation low and lower the rate of U.S. economic growth. Moreover, the tight U.S. employment market should keep U.S. economic growth positive. The biggest risk to the Portfolio's manager's forecast is that the Asian impact on the international aspects of the U.S. economy will be dwarfed by the strength of the rest of the economy.

During the reporting period, the Portfolio's manager remained bullish on bonds and the Portfolio's duration was slightly longer than its benchmark. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) In addition, the Portfolio was overweighted in corporate bonds early in the reporting period, and that acted as a drag on Portfolio performance on a relative basis during this time as investors sought out safe harbors because of the Asian crisis.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Equity Portfolio ("Portfolio") seeks capital appreciation through investing primarily in the stocks of non-U.S. companies (i.e., incorporated or organized outside the U.S.). The Portfolio had a total return of 15.48% for the six months ended June 30, 1998, and slightly outperformed the 15.10% posted by the Morgan Stanley Capital International ("MSCI") EAFE Index. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.)

After keeping pace with the market's torrid first quarter rise, the Portfolio outpaced the MSCI EAFE Index during the second quarter of 1998. EAFE rose 1.1% as Europe's 5.1% gain was tempered by continued weakness in Asia. Year to date, the Portfolio rose nearly 19%, significantly ahead of EAFE's 15.9% gain.

Consolidation and corporate restructuring accelerated to unprecedented levels during the second quarter of 1998. Global competition is forcing many companies to radically alter the way they do business. European stock prices are rising as companies embrace change to improve their return on capital by shedding non-core activities and bolstering main business operations, primarily through strategic mergers and acquisitions. Change is taking place in every industry, but none was bigger than Germany's Daimler-Benz's surprise acquisition of Chrysler, creating a global automotive powerhouse in the largest industrial takeover in history. Before investors or even competitors could fully digest the ramifications of the merger, Daimler Chrysler was already in talks to extend its capabilities with a stake in Nissan Diesel (Japan's fourth-largest truck maker).

In telecom equipment, Alcatel (France) extended its global reach with the acquisition of DSC Communications in the U.S. Alcatel also completed the initial public offering ("IPO") of Alstom, its engineering and systems joint venture with GEC. Over the past two years, Alcatel has successfully restructured itself from a French conglomerate into a leading global telecom equipment company. In consumer electronics, Philips Electronics (Netherlands) continued its own aggressive restructuring by selling its unrelated PolyGram music and film business to Seagram's (Canada, owner of Universal Studios). The Dutch group KPN split its disparate telecommunication and postal services, leaving KPN as a focused telecom company in a deregulating industry.

                                        4

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In France, several companies sold their latest stakes in non-core companies to put their assets to more productive use. Suez Lyonnaise des Eaux (France, Utility) and St. Gobain (France, Glass) unwound each other's cross-shareholdings. Suez Lyonnaise used its proceeds to strengthen its core utility business by acquiring Societe Generale de Belgique (Belgium, Utility), while St. Gobain applied its proceeds to a share repurchase program. Vivendi (France, Environmental Services) sold its uncontrolling stake in Electrafina (Belgium, oil/media company) to concentrate on its environmental service and communication operations. European companies, in general, are years behind many of their American counterparts, but they have begun in earnest the process to boost returns and extract value for shareholders.

The Japanese stock market slipped 4.6% during the quarter but ended on an uptick as talk of new economic recovery plans and the potential for financial industry reform provided a glimmer of hope to investors. Sumitomo Trust and Long-Term Credit Bank of Japan have recently announced a potential merger. The merger could represent a watershed event marking the start of a turnaround for Japanese banking, or it may be yet another bad solution to problems that have plagued Japan since its economy began to deteriorate.

Despite uncertainty in Japan, some companies have successfully differentiated themselves. Sony managed to post record fiscal year sales and profits. A profit orientation mindset is also beginning to take root, as Matsushita Electric's recently elicited return on asset measures attest. Valuations are becoming more compelling and signs of change in Japan are beginning to appear, but companies must ultimately demonstrate the ability to improve their returns for Japan's overall stock market to recover.

MFS EMERGING GROWTH PORTFOLIO

The MFS Emerging Growth Portfolio ("Portfolio") seeks to provide long-term growth of capital. For the six months ended June 30, 1998, the Portfolio provided a total return of 21.42%. This compares very favorably to the 4.93% return for the Russell 2000 Index and the 17.7% return for the S&P 500 for the same period.

Low inflation, low interest rates and a robust U.S. economy created a positive backdrop for emerging growth stocks in the first half of 1998. However, it was a volatile period. Although seemingly far away, in the view of the Portfolio's managers, the economic problems in Asia were probably the most important factors affecting the U.S. financial markets during this reporting period. Concerns relating to Asia drove premiums for liquidity to very high levels -- in other words, investors were willing to pay much higher valuations for the liquidity offered by bigger capitalization stocks. (Market capitalization is the value of a company's outstanding shares of common stock, determined by the number of shares outstanding multiplied by the share price.) Consequently, the mid-capitalization company stocks and larger-capitalization company stocks in the Portfolio tended to outperform the smaller stocks during the reporting period. Also, concerns about Asia affected companies with significant exposure to the region, such as technology stocks, many of which experienced a roller coaster ride. Fortunately, the Portfolio's technology holdings were primarily in computer software and networking, rather than the more volatile semiconductor stocks that do a lot of business in Asia.

The Portfolio continued to benefit from the solid performance of its technology holdings, where earnings were surprisingly strong despite issues relating to Asia. Stocks that contributed to performance included Cisco, Microsoft, SAP, BMC Software and Compuware -- all companies whose products were in strong demand by companies seeking to increase productivity. Consolidation in the telecommunications industry helped increase value in Portfolio holdings such as WorldCom, MCI and Global Telesystems. Better-than-expected earnings and industry consolidation also helped other companies such as Tyco International and AirTouch. One stock which did not do as well as the Portfolio's managers would have liked was Cendant, due to the merger of HFS and CUC International. Moreover, the company encountered well-publicized difficulties because of accounting problems at CUC. The Portfolio's managers think that the stock will recover as those issues are resolved and the company should start to surprise positively on the earnings front.

Looking ahead, the potential for interest rates to rise from currently very low levels is something the managers are always on the look out for given the continued strength of the U.S. economy and tight U.S. labor market. If rates rise, interest-sensitive stocks such as financials and TV and radio broadcasters could see their valuations come under pressure. So, to be on the cautious side, the Portfolio's managers have trimmed back on some of their holdings in these areas.

                                        5

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio's managers believe that we are at the beginning of a slowdown in corporate profit growth for the economy and the S&P 500. We have already seen the early manifestations of this in the first half of 1998, with earnings disappointments for quite a few companies. The Portfolio's managers think this bodes well for emerging growth stocks since many of them are expected to generate earnings growth far superior to that of the broader market. As a result, technology continues to be an area of emphasis since selected software and networking companies are generating some of the strongest, most consistent earnings growth that they have been able to identify.

Another area they believe offers great potential is the business and computer services market. For example, the Portfolio's managers own information technology and outsourcing firms that help other companies focus on their core businesses. Telecommunications is another industry where they see many opportunities given the increased competition and consolidation that is taking place on a global basis. In their view, the companies that can grow the fastest, and at the same time sustain and consistently deliver high growth, will be well rewarded by the marketplace. The Portfolio's managers believe that their investment strategy of searching out rapidly growing companies early in their development, and growth stocks at reasonable prices should be a favorable one for investors in 1998. (However, there can be no guarantees that their strategy will be successful.)

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio ("Portfolio") seeks high current income by investing primarily in a professionally managed, diversified portfolio of bonds. The Portfolio posted a total return of 4.86% for the six months ended June 30, 1998. In comparison, the Lehman Brothers High Yield Bond Index returned 4.50% for the six months versus 3.93% for the Lehman Aggregate Index, a measure of high quality bond performance. (The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

Two opposing factors impacted the high yield bond market during the six months ended June 30, 1998. On the positive side, the U.S. economy continued to generate strong economic growth. On the negative side, Asian economies continue to struggle. In the early part of the reporting period, the strong domestic economy held the upper hand. However, late in the second quarter in 1998 Asian economic problems and their impact on the domestic economy became a key investor focal point. Economic statistics seemed to indicate that U.S. economic growth was slowing with imports increasing, exports decreasing, inventories accumulating and manufacturing activity slowing. This apparent slowing of the domestic economy caused the spread between high yield bonds and U.S. Treasurys to widen approximately 40 basis points and high quality bonds to outperform high yield bonds in the second quarter. (A basis point is one-one hundredth of a percent.) However, strong first quarter 1998 performance for high yield bonds enabled them to outperform other high quality bonds for the period under review. For example, the Lehman Brothers High Yield Bond Index returned 4.50% for the six months versus 3.93% for the Lehman Brothers Aggregate Bond Index, a widely used measure of high quality bond performance.

The Portfolio outperformed both the Lehman Brothers High Yield Bond Index and the Lipper High Current Yield Fund Average (Lipper Analytical Services, Inc. is a major fund tracking organization) during the period under review. Several factors positively impacted the Portfolio's performance during the reporting period. The Portfolio is overweighted in the broadcast radio and TV sectors which generated outstanding returns led by companies such as Chancellor Media and Sinclair Broadcasting. In the view of the Portfolio's managers, the Portfolio's cable TV positions did well primarily because of consolidation activity in the United Kingdom as well as AT&T's acquisition of Telecommunication, Inc. in the U.S. which has reinforced the attractiveness of the cable platform. The Portfolio also benefited from the strong performance of several specific holdings including Nextel, Echostar, Six Flags, and Dialog Corp. The energy sector was one of the worst performing sectors due to falling oil prices.

The Portfolio remains overweighted in the telecommunication, cable TV and broadcasting industries given the portfolio managers' belief that secular changes occurring in these industries should make them superior performers during the next six to twelve months. They also believe these sectors should outperform in a slowing U.S. economy. The Portfolio's managers are maintaining a bias toward higher quality high yield bonds although they are beginning to look for attractive opportunities in lower quality high yield bonds on a selective basis.

The performance of the high yield bond market over the balance of 1998 should be a function of the U.S. economy and the overall strength of corporate profits. The Portfolio's managers believe that the domestic economy is slowing and corporate

                                        6

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

profits may disappoint optimistic expectations. Demand in Asia is weak while supply from that region in industries such as semiconductors and steel is beginning to impact domestic companies. However, they believe that the economy will not sink into recession. Also the lull in the economy in the second half of 1998 may set the stage for a continuation of the current business cycle expansion into 1999.

FEDERATED STOCK PORTFOLIO

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of the common stocks of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management teams and the ability to finance future growth. For the six months ended June 30, 1998, the Portfolio had a total return of 13.52% versus the 11.90% and 17.70% total returns for the Lipper growth and income funds average index and the S&P 500, respectively.

During the first six months of 1998, the stock market reacted to events in Asia. A financial crisis in this region last fall has triggered concerns of a global economic slowdown. With economic uncertainty rising, domestic interest rates fell and that provided support for the U.S. stock market. When the aftershocks of the Asian crisis failed to quickly slow the American economy, many investors rushed to buy U.S. stocks.

The U.S. market ended the first quarter of 1998 with a significant gain but further progress became more halting as the Asian crisis began to affect American exports in the spring. Late in the spring, stock investors increasingly focused their attention on a handful of large market capitalization growth companies. In fact, in the second quarter of 1998, the largest 50 companies in the S&P 500 had an average total return of 8%, while the other 450, on average, declined. This emphasis on large-cap growth stocks meant that value-oriented strategies generally lagged the market for the first six months of 1998. Such periods of underperformance by a value style happen from time to time despite the time-tested benefits of emphasizing value in security selection. (Value investing means investing in stocks that are selling for less than their true intrinsic value, in the belief that the market will eventually recognize their value.)

There are currently significant tailwinds pushing the stock market: ample liquidity driven by favorable demographics, low inflation and interest rates, increased productivity due to technology and enormous free cash flow generated by corporate America. While these forces can justify current valuations when one looks back, it is imperative that corporate earnings remain strong and inflation remains subdued for this bull market in stocks to continue in the future. There is nothing on the near-term horizon to suggest that this cannot be accomplished; however one should recognize that the margin for error is quite small given the stock market's historically high valuations.

The Portfolio's largest area of underperformance was caused by the Portfolio's managers' exposure to tobacco. Philip Morris, RJR and UST Corp. were three of the worst performing investments in the Portfolio during the past six months. While the outcome of any government settlements as well as the impact of ongoing litigation remains unclear, the portfolio managers believe that, with yields from RJR Nabisco higher than U.S. Treasury bonds, and the lowest relative valuations in the market, they are being adequately compensated for the current uncertainty surrounding the tobacco industry. The Portfolio's managers view this period of industry underperformance as a buying opportunity and they have increased their exposure in this group.

During the reporting period, the Portfolio sold positions in PACCAR, Inc., Dayton-Hudson, Tele-Communications, Inc., General Motors Corp, Class H, and MCI Communications Corp. after they had achieved significant price appreciation and no longer appeared to be attractive based on the Portfolio's manager's valuation disciplines.

These securities were replaced in the Portfolio by companies such as:

- Bell Atlantic Corp.

- Cooper Tire & Rubber Co.

- Dillards, Inc.

- ENSCO International Inc.

- Hartford Financial Services Group, Inc.

                                        7

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

- Kimberly-Clark Corp.

- Parker-Hannifin Corp.

- Union Camp Corp.

- AT&T Corp.

- Crown Cork & Seal Co., Inc.

- Electronic Data Systems Corp.

- FPL Group, Inc., Hasbro, Inc.

- Northrop Corp.

- Sun Microsystems, Inc.

These new positions were added to the Portfolio because they appear attractive based on the Portfolio's managers' valuation disciplines, and they believe the long-term fundamentals behind these companies are solid.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio ("Portfolio") (formerly known as the Mid Cap Disciplined Equity Fund) seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. For the six months ended June 30, 1998, the Portfolio posted a total return of 9.00%, which compared unfavorably to the 12.66% total return for the Lipper Analytical peer group average.

The Portfolio is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages the Portfolio to provide diversified exposure to the mid-and small-capitalization sectors of the U.S. stock market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer in the opinion of the Portfolio's manager, attractive relative value. In order to achieve consistent relative performance, the investment professionals at TIMCO manage the Portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Index.

During the first half of 1998, stock selection in the technology, financial services, consumer discretionary and materials and processing sectors made the strongest positive contribution to the Portfolio's overall relative performance. In the technology sector, the Portfolio's managers' emphasis on a number of rapidly growing software companies such as Keane Inc., BMC Software and Computer Sciences was rewarded as those stocks rose sharply. In the financial services sector, the Portfolio's biggest winner was Capital One Financial, a player in the credit card and consumer banking businesses, whose earnings estimates have climbed rapidly in the last six months. The Portfolio's managers' positions in Bear Stearns, Hartford Life and Franklin Resources also performed well in this sector.

In the consumer discretionary sector, the Portfolio's managers were helped by overweighted positions in media companies such as New York Times and Meredith Corporation and a number of different retailers such as Family Dollar, Costco and Staples. The Portfolio also benefited from not holding Manpower Inc. and U.S. Office Products, which fell on higher costs and declining revenues.

In the materials sector, the Portfolio's managers avoided a number of earnings disappointments in companies such as Witco, IMC Global, Lubrizol and Betzdearborn. They lost ground relative to the mid-capitalization index in the transportation sector. Their positions in Overseas Shipholding and CNF Transportation adversely affected performance and they also lagged the sector performance as a result of their small underweight position in the airline industry.

The Portfolio's managers believe that the current economic expansion has further to go and that inflation will remain low. These factors argue in favor of a continuation of the current bull market. Earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999. Besides the historically high valuations for large-capitalization stocks, the principal risk to the U.S. stock market remains on the earnings front. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the P/E multiple. The Portfolio's managers remain cautious about the U.S. stock market

                                        8

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

over the short term. In this environment, they believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

In their disciplined approach to stock selection, the Portfolio's managers screen their research universe of over 800 mid-capitalization securities for companies that offer improving fundamentals and relative earnings gain at discounted stock valuations. In the technology sector, they focus on the higher growth software industry with positions in Keane Inc., BMC Software and Compuware. They maintain an underweight position in the weak performing semi-conductor group by excluding stocks such as Xilinx and Analog Devices, which have produced a string of negative earnings surprises. In the health care sector, the Portfolio's managers continue to emphasize Biomet and Guidant, leading manufacturers of medical devices, and medical services distribution companies such as McKesson. In the consumer discretionary sector, their focus is on diversified media companies like New York Times and retailers such as Family Dollar, TJX and Neiman Marcus that demonstrate strong sales and earnings momentum.

In closing, thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 10, 1998

                                        9

<PG$PCN>

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 6/30/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Six Months Ended 6/30/98              3.10%+
    Year Ended 6/30/98                    7.90%
    8/30/96* through 6/30/98              7.61%

              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    8/30/96* through 6/30/98             14.39%

    * Commencement of operations
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1998. The Lehman Government/ Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

                               Travelers          Lehman
    Measurement Period        Quality Bond      Govt/Corp.
   (Fiscal Year Covered)       Portfolio        Bond Index
8/30/96                          10,000            10,000
12/96                            10,356            10,489
6/97                             10,602            10,776
12/31/97                         11,095            11,512
6/30/98                          11,439            11,992

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 6/30/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Six Months Ended 6/30/98            15.48%+
    Year Ended 6/30/98                   13.89%
    8/1/96* through 6/30/98              17.02%

              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    8/1/96* through 6/30/98              35.07%

    * Commencement of operations
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through June 30, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product.

                                 Lazard
    Measurement Period        International
   (Fiscal Year Covered)     Stock Portfolio     MSCI EAFE GDP
8/1/96                            10,000            10,000
12/96                             10,780            10,533
6/97                              11,859            11,815
12/31/97                          11,696            11,180
6/30/98                           13,507            13,649

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       10

<PG$PCN>

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 6/30/98
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98              21.42%+
    Year Ended 6/30/98                     32.98%
    8/30/96* through 6/30/98               27.43%

               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 6/30/98               55.93%

    * Commencement of operations
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ.

                           MFS
                        Emerging     Standard &
 Measurement Period      Growth      Poor's 500      Russell
(Fiscal Year Covered)   Portfolio       Index      2000 Index
8/30/96                   10,000        10,000        10,000
12/96                     10,600        11,441        10,931
6/97                      11,726        13,798        12,046
12/31/97                  12,843        15,258        13,376
6/30/98                   15,593        17,961        14,035

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 6/30/98
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98               4.86%+
    Year Ended 6/30/98                     13.18%
    8/30/96* through 6/30/98               15.37%

               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 6/30/98               29.97%

    * Commencement of operations
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1998. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman High Yield Bond Index is composed of fixed rate noninvestment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.

                        Federated      Lehman        Lehman
 Measurement Period    High Yield    High Yield     Aggregate
(Fiscal Year Covered)   Portfolio    Bond Index    Bond Index
8/30/96                   10,000       10,000         10,000
12/96                     10,761       10,599         10,480
6/97                      11,484       11,216         10,804
12/31/97                  12,394       11,952         11,491
6/30/98                   12,997       12,489         11,943

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       11

<PG$PCN>

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98              13.52%+
    Year Ended 6/30/98                    26.47%
    8/30/96* through 6/30/98              33.80%

               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 6/30/98              70.51%

    * Commencement of operations
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1998. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market.

                                                 Standard &
    Measurement Period       Federated Stock     Poor's 500
   (Fiscal Year Covered)        Portfolio          Index
8/30/96                           10,000            10,000
12/96                             11,261            11,441
6/97                              13,482            13,798
12/31/97                          15,032            15,258
6/30/98                           17,051            17,961

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98              9.00%+
    Year Ended 6/30/98                    28.94%
    4/1/97* through 6/30/98              35.82%+

               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    4/1/97* through 6/30/98              46.47%+

    * Commencement of operations
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on April 1, 1997, assuming reinvestment of dividends, through June 30, 1998. The Standard & Poor's 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

                                Mid Cap        Standard &
    Measurement Period        Disciplined      Poor's 400
   (Fiscal Year Covered)      Equity Fund        Index
4/1/97                           10,000           10,000
6/97                             11,360           11,151
12/31/97                         13,438           13,425

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATINGS                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 60.1%
$4,000,000    AAA        U.S. Treasury Note, 5.625% due 11/30/99.....................    $ 4,006,440
   400,000    AAA        U.S. Treasury Note, 5.750% due 11/15/00.....................        401,984
 4,000,000    AAA        U.S. Treasury Note, 6.625% due 6/30/01......................      4,117,160
 3,200,000    AAA        U.S. Treasury Note, 6.250% due 8/31/02......................      3,283,168
----------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $11,811,965)            11,808,752
----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 31.7%
----------------------------------------------------------------------------------------------------
APPAREL -- 3.8%
   750,000    BBB-       Tommy Hilfiger USA Inc., Company Guaranty, 6.500% due
                           6/1/03....................................................        748,125
----------------------------------------------------------------------------------------------------
FOODS -- 2.6%
   500,000    BBB        Nabisco Inc., Note, 6.700% due 6/15/02......................        508,125
----------------------------------------------------------------------------------------------------
HEALTH CARE -- 2.6%
   250,000    BBB        Columbia HCA Healthcare, Medium Term Note, 8.700% due
                           2/10/10...................................................        257,500
   250,000    BBB        Nationwide Health Properties Inc., Medium Term Note, 6.900%
                           due 10/1/37...............................................        259,062
----------------------------------------------------------------------------------------------------
                                                                                             516,562
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.5%
   500,000    AA-        Telecom Corp. of New Zealand Ltd., 6.250% due 2/10/03 (a)...        500,160
----------------------------------------------------------------------------------------------------
TOBACCO -- 1.3%
   250,000    A          Philip Morris Cos., Inc., Sr. Note, 6.950% due 6/1/06.......        256,562
----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.5%
   650,000    BBB        CSX Corp., Debenture, 7.250% due 5/1/04.....................        688,187
----------------------------------------------------------------------------------------------------
UTILITIES -- 15.4%
   750,000    A          Australian Gas Light Co., Note, 6.400% due 4/15/08 (a)......        751,875
   750,000    BB-        Niagara Mohawk Power, Sr. Note, 7.625% due 10/1/05..........        760,314
   750,000    BBB+       Praxair Inc., Note, 6.150% due 4/15/03......................        750,000
   750,000    A+         United Utilities PLC, Note, 6.450% due 4/1/08...............        755,625
----------------------------------------------------------------------------------------------------
                                                                                           3,017,814
----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES (Cost -- $6,204,335)                6,235,535
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT AGENCIES -- 4.6%
----------------------------------------------------------------------------------------------------
CANADA -- 2.6%
   500,000    A+         Province of Manitoba, 6.750% due 3/1/03.....................        516,760
----------------------------------------------------------------------------------------------------
PANAMA -- 2.0%
   400,000    BB+        Republic of Panama, 7.875% due 2/13/02......................        392,500
----------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN GOVERNMENT AGENCIES (Cost -- $913,465)                909,260
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
   697,000               Chase, 5.700% due 7/1/98; Proceeds at maturity -- $697,108;
                         (Fully collateralized by U.S. Treasury Note, 6.000% due
                           7/31/02;
                         Market value -- $712,400) (Cost -- $697,000)................        697,000
----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $19,626,765**)               $19,650,547
----------------------------------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 43 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

SHARES                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------
STOCK -- 92.6%
--------------------------------------------------------------------------------------
AUSTRALIA -- 2.0%
 38,906    Broken Hill Proprietary Co. Ltd. ...........................    $   325,456
 41,800    Westpac Banking Corp. Ltd. .................................        254,983
--------------------------------------------------------------------------------------
                                                                               580,439
--------------------------------------------------------------------------------------
DENMARK -- 1.3%
  4,280    Unidanmark A/S, Class A Shares..............................        384,621
--------------------------------------------------------------------------------------
FINLAND -- 0.9%
 19,000    Merita PLC, Class A Shares..................................        125,362
  5,000    UPM-Kymmene Oyj.............................................        137,610
--------------------------------------------------------------------------------------
                                                                               262,972
--------------------------------------------------------------------------------------
FRANCE -- 17.0%
  3,060    Alcatel Alsthom.............................................        623,033
  5,710    Axa.........................................................        642,209
  6,700    Banque Nationale de Paris...................................        547,436
  2,630    Compagnie de Saint Gobain...................................        487,633
  4,600    Compagnie Generale des Establissements Michelin, Class B            265,530
           Shares......................................................
  6,080    Elf Aquitaine SA............................................        854,780
 10,850    Rhone-Poulenc SA............................................        611,950
  2,030    Suez Lyonnaise des Eaux.....................................        334,080
  3,120    Vivendi.....................................................        666,212
--------------------------------------------------------------------------------------
                                                                             5,032,863
--------------------------------------------------------------------------------------
GERMANY -- 10.9%
    840    Allianz AG Registered Shares................................        276,897
  4,100    Daimler-Benz AG.............................................        402,049
  5,300    Daimler-Benz AG Rights, Expire 6/98 (a).....................          5,872
  7,200    Dresdner Bank AG (c)........................................        388,121
 11,000    Hoechst AG..................................................        549,085
  3,800    Mannesmann AG...............................................        385,473
  6,470    Metro AG....................................................        392,501
  7,270    Metro AG Rights, Expire 7/98 (a)............................            316
  1,075    Thyssen AG (c)..............................................        272,174
    824    Viag AG.....................................................        556,941
--------------------------------------------------------------------------------------
                                                                             3,229,429
--------------------------------------------------------------------------------------
HONG KONG -- 2.0%
 15,473    HSBC Holdings PLC (c).......................................        378,408
 31,500    Swire Pacific Ltd., Class A Shares..........................        118,908
108,000    Wharf Holdings Ltd. (c) ....................................        106,625
  3,150    Wharf Holdings Warrants, Expire 12/31/99 (a)................              0
--------------------------------------------------------------------------------------
                                                                               603,941
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

SHARES                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------
ITALY -- 5.1%
 38,200    Credito Italiano S.p.A. ....................................    $   198,548
 53,100    ENI S.p.A. .................................................        345,924
 42,170    Fiat S.p.A. ................................................        185,139
 28,800    Instituto Bancario San Paolo di Torino......................        420,314
 78,700    Telecom Italia S.p.A. di Risp NC (b)........................        382,929
--------------------------------------------------------------------------------------
                                                                             1,532,854
--------------------------------------------------------------------------------------
JAPAN -- 13.0%
 12,000    Asahi Breweries Ltd. .......................................        151,313
  7,000    Honda Motor Corp. Ltd. .....................................        249,162
  1,000    Ito-Yokado Co. Ltd. ........................................         47,051
     50    Japan Tobacco, Inc. ........................................        338,292
 28,000    Matsushita Electric Industrial Co. Ltd. ....................        449,904
  4,000    Nintendo Co. Ltd. ..........................................        370,357
     57    Nippon Telegraph & Telephone Corp. .........................        472,313
  8,000    Omron Corp. ................................................        122,203
  5,500    Orix Corp. .................................................        371,329
  5,600    Promise Co., Ltd. ..........................................        230,399
 26,000    Ricoh Co., Ltd. ............................................        273,703
  5,000    Sekisui Chemical Co. Ltd. ..................................         25,579
  5,000    Sony Corp. .................................................        430,522
 74,000    Sumitomo Trust & Banking Co. (c) ...........................        330,583
--------------------------------------------------------------------------------------
                                                                             3,862,710
--------------------------------------------------------------------------------------
MALAYSIA -- 0.4%
 60,000    Genting Berhad..............................................        108,499
--------------------------------------------------------------------------------------
NETHERLANDS -- 3.6%
  7,500    Heineken NV.................................................        294,587
  6,200    Koninklijke KPN NV..........................................        238,649
  4,400    Royal Philips Electronics NV................................        369,875
  6,200    TNT Post Group NV...........................................        158,489
--------------------------------------------------------------------------------------
                                                                             1,061,600
--------------------------------------------------------------------------------------
SINGAPORE -- 0.5%
 47,000    United Overseas Bank Ltd. ..................................        146,049
--------------------------------------------------------------------------------------
SPAIN -- 4.0%
 22,800    Corporacion Bancaria de Espana SA...........................        512,326
 14,618    Telefonica de Espana SA.....................................        676,997
--------------------------------------------------------------------------------------
                                                                             1,189,323
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

SHARES                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------
SWEDEN -- 7.1%
 29,700    ABB AB, Class A Shares......................................    $   420,832
 22,934    Astra AB, Class B Shares....................................        457,247
 20,700    Electrolux AB, Class B Shares...............................        355,603
 19,200    Nordbanken Holding AB.......................................        140,841
  9,500    Svenska Handelsbanken, Class A Shares.......................        440,757
  9,700    Volvo AB, Class B Shares....................................        288,875
--------------------------------------------------------------------------------------
                                                                             2,104,155
--------------------------------------------------------------------------------------
SWITZERLAND -- 7.7%
  2,390    Credit Suisse Group, Registered Shares......................        531,793
    160    Nestle SA, Registered Shares................................        342,405
    203    Novartis AG, Registered Shares..............................        338,907
    160    SGS Societe Generale de Surveillance Holding SA, Class B            271,202
            Shares......................................................
    176    Swatch Group AG, Bearer Shares..............................        135,991
     30    Swatch Group AG, Registered Shares..........................          5,003
  1,050    Zurich Versicherungs-Gesellschaft, Registered Shares........        670,180
--------------------------------------------------------------------------------------
                                                                             2,295,481
--------------------------------------------------------------------------------------
UNITED KINGDOM -- 17.1%
 44,300    B.A.T. Industries PLC.......................................        442,379
 88,900    British Aerospace PLC.......................................        682,317
 39,200    British Petroleum Co. PLC...................................        570,661
 20,198    Cadbury Schweppes PLC.......................................        312,739
 37,874    Diageo PLC..................................................        450,889
 22,100    EMI Group PLC...............................................        193,772
 19,400    Granada Group PLC...........................................        357,353
 17,800    Imperial Chemical Industries PLC............................        286,895
 82,500    Lucasvarity PLC.............................................        330,019
 35,500    Mirror Group PLC............................................        133,863
 30,400    National Power PLC..........................................        286,074
 25,900    National Westminster Bank PLC...............................        463,688
 21,800    Prudential Corp. PLC........................................        287,349
 24,200    Unilever PLC................................................        259,830
--------------------------------------------------------------------------------------
                                                                             5,057,828
--------------------------------------------------------------------------------------
           TOTAL STOCK (Cost -- $24,806,350)...........................     27,452,764
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
$2,200,000    CIBC Wood Gundy Securities Inc., 5.500% due 7/1/98; Proceeds
              at maturity -- $220,339;
              (Fully collateralized by U.S. Treasury Note, 6.875% due
              7/31/99;
              Market value -- $2,244,683) (Cost -- $2,200,000)............      2,200,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $27,006,350*)............    $29,652,764
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Risp NC -- Risparmio Non-Convertible (non-convertible saving shares).
(c) A portion of this security is on loan.
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 90.6%
---------------------------------------------------------------------------------------
ADVERTISING -- 0.0%
       100   Doubleclick Inc. ...........................................  $      4,969
---------------------------------------------------------------------------------------
AEROSPACE -- 0.7%
    11,200   Gulfstream Aerospace Corp. .................................       520,800
    12,000   Newport News Shipbuilding...................................       321,000
---------------------------------------------------------------------------------------
                                                                                841,800
---------------------------------------------------------------------------------------
BANKS & CREDIT COS. -- 0.0%
       700   U.S. Trust Corp. ...........................................        53,375
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.2%
     3,300   Guidant Corp. ..............................................       235,331
       100   Icon PLC ADR................................................         2,525
---------------------------------------------------------------------------------------
                                                                                237,856
---------------------------------------------------------------------------------------
BUSINESS MACHINES -- 0.3%
     7,600   Compaq Computer Corp. ......................................       215,650
     4,250   Sun Microsystems, Inc. (a)..................................       184,609
---------------------------------------------------------------------------------------
                                                                                400,259
---------------------------------------------------------------------------------------
BUSINESS SERVICES -- 10.7%
    50,300   Accustaff Inc. (a)..........................................     1,571,875
    11,300   Affiliated Computer Services, Class A Shares................       435,050
     7,500   Bisys Group Inc. ...........................................       307,500
   242,434   Cendant Corp. ..............................................     5,060,810
     5,500   Ceridian Corp. .............................................       323,125
    16,800   Computer Sciences Corp. ....................................     1,075,200
    31,200   Danka Business Systems, Inc. ...............................       368,550
     6,200   DST Systems Inc. (a)........................................       347,200
    26,700   First Data Corp. ...........................................       889,444
     9,500   Ikon Office Solutions Inc. .................................       138,344
    21,850   Learning Tree International Inc. (a)........................       439,731
     3,600   Metamor Worldwide Inc. .....................................       126,675
     3,170   Navigant International Inc. ................................        26,948
    17,200   Policy Management System....................................       675,100
    17,100   Renaissance Worldwide Inc. .................................       371,925
     1,268   Sungard Data Systems, Inc. .................................        48,659
    19,750   Technology Solutions Co. (a)................................       625,828
---------------------------------------------------------------------------------------
                                                                             12,831,964
---------------------------------------------------------------------------------------
CELLULAR PHONES -- 0.9%
     8,900   Airtouch Communications Inc. ...............................       520,094
    12,200   Century Tel Enterprises, Inc. ..............................       559,675
---------------------------------------------------------------------------------------
                                                                              1,079,769
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 3.8%
    27,900   Global Telesystems Group (a)................................  $  1,360,125
    43,600   MCI Communications..........................................     2,534,250
     9,000   Sprint Corp. ...............................................       634,500
---------------------------------------------------------------------------------------
                                                                              4,528,875
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.4%
     4,100   Arm Holdings PLC ADR........................................       251,125
     1,000   Da Consulting Group Inc. (a)................................        14,375
       300   International Integration Inc. .............................         5,175
     6,600   Mobius Management Solutions Inc. ...........................        99,000
       300   SAP Aktiengesellschaft ADR..................................        67,500
---------------------------------------------------------------------------------------
                                                                                437,175
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE - PERSONAL COMPUTER -- 4.8%
     3,825   Autodesk Inc. ..............................................       147,741
    51,700   Microsoft Corp. (a).........................................     5,602,987
---------------------------------------------------------------------------------------
                                                                              5,750,728
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE - SYSTEMS -- 19.0%
    94,800   BMC Software Inc. (a).......................................     4,923,675
    98,410   Cadence Design System (a)...................................     3,075,312
    99,102   Computer Associates International, Inc. ....................     5,506,355
     5,400   Computer Learning Center....................................       134,325
    83,800   Compuware Corp. ............................................     4,284,275
   175,500   Oracle Systems, Corp. (a)...................................     4,310,719
     3,800   Siebel Systems (a)..........................................       122,550
    11,800   Synopsys Inc. (a)...........................................       539,850
---------------------------------------------------------------------------------------
                                                                             22,897,061
---------------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES -- 5.5%
     8,400   Carson Inc. (a).............................................        66,150
     6,600   Rubbermaid Inc. ............................................       219,038
   100,036   Tyco International Ltd. ....................................     6,302,268
       300   Whittman-Hart Inc. (a)......................................        14,512
---------------------------------------------------------------------------------------
                                                                              6,601,968
---------------------------------------------------------------------------------------
DEFENSE ELECTRONICS -- 0.3%
    10,900   Loral Space & Communications (a)............................       307,925
---------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.2%
     4,300   Cable Design Technologies (a)...............................        88,688
     4,000   Elsag Bailey Process Auto (a)...............................        96,250
---------------------------------------------------------------------------------------
                                                                                184,938
---------------------------------------------------------------------------------------
ELECTRONICS -- 0.6%
    20,200   Altera Corp. (a)............................................       597,162
       800   Intel Corp. ................................................        59,300
     3,200   Xilinx Inc. (a).............................................       108,800
---------------------------------------------------------------------------------------
                                                                                765,262
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
ENTERTAINMENT -- 6.2%
    21,600   CBS Corp. ..................................................  $    685,800
     9,400   Clear Channel Communication (a).............................     1,025,775
    11,500   Cox Radio Inc. (a)..........................................       497,375
     3,700   Gemstar International Group Ltd. ...........................       138,519
    13,700   Harrah's Entertainment Inc. (a).............................       318,525
     3,500   Hearst Argyle TV Inc. ......................................       140,000
     4,500   Heftel Broadcasting (a).....................................       201,375
    14,700   Jacor Communications (a)....................................       867,300
     2,400   Premier Parks Inc. .........................................       159,900
    15,300   Time Warner, Inc. ..........................................     1,307,194
    10,000   Univision Communications Inc. (a)...........................       372,500
    29,600   Viacom Inc. ................................................     1,724,200
---------------------------------------------------------------------------------------
                                                                              7,438,463
---------------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 1.9%
     4,000   Associates First Capital Corp. .............................       307,500
    12,600   Consolidation Capital Co. ..................................       283,303
     3,600   Donaldson, Lufkin & Jenrette Securities Corp. ..............       182,925
    17,474   Franklin Resources Inc. ....................................       943,596
     6,500   Morgan Stanley Dean Witter..................................       593,937
---------------------------------------------------------------------------------------
                                                                              2,311,261
---------------------------------------------------------------------------------------
INSURANCE -- 0.4%
     2,300   Ace Ltd. ...................................................        89,700
     5,800   Annuity & Life Re Holdings (a)..............................       128,325
     3,300   Arm Financial Group, Inc. ..................................        73,013
     1,200   Conseco Inc. ...............................................        56,100
     1,300   Life Re Corp. ..............................................       106,600
---------------------------------------------------------------------------------------
                                                                                453,738
---------------------------------------------------------------------------------------
MACHINERY -- 0.0%
     3,150   SI Handling Systems Inc. ...................................        41,344
---------------------------------------------------------------------------------------
MEDICAL & HEALTH PRODUCTS -- 2.1%
     7,100   Boston Scientific Corp. (a).................................       508,538
     3,400   King Pharmaceutical Inc. (a)................................        47,600
     6,800   McKesson Corp. .............................................       552,500
    31,600   U.S. Surgical Corp. ........................................     1,441,750
---------------------------------------------------------------------------------------
                                                                              2,550,388
---------------------------------------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 7.7%
     4,000   Cardinal Health Inc. .......................................       375,000
     4,900   Columbia HCA Healthcare Corp. ..............................       142,713
    31,000   HBO & Co. ..................................................     1,092,750
     1,050   Health Management Association (a)...........................        35,109
    37,600   Healthsouth Corp. (a).......................................     1,003,450
     8,300   Integrated Health Service...................................       311,250
     4,600   Medtronic Inc. .............................................       293,250
    10,700   Orthodontic Centers of America..............................       224,031

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 7.7% (CONTINUED)
     6,900   Pacificare Health System Inc. ..............................  $    609,788
     2,300   PSS World Medical Inc. (a)..................................        33,637
     6,700   Steris Corp. (a)............................................       426,078
    17,645   Total Renal Care Holdings (a)...............................       608,752
    57,900   United Healthcare Co. ......................................     3,676,650
     6,600   Wellpoint Health Network (a)................................       488,400
---------------------------------------------------------------------------------------
                                                                              9,320,858
---------------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.2%
     5,800   USA Waste Service Inc. (a)..................................       286,375
---------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.0%
     4,227   Workflow Management, Inc. (a)...............................        34,081
---------------------------------------------------------------------------------------
RESTAURANTS & LODGING -- 1.1%
     8,100   Applebees International Inc. ...............................       181,237
    19,100   Buffets Inc. ...............................................       299,631
    20,857   Promus Hotel Corp. (a)......................................       802,995
---------------------------------------------------------------------------------------
                                                                              1,283,863
---------------------------------------------------------------------------------------
RETAIL -- 0.2%
       400   Duane Reade Inc. (a)........................................        12,000
     4,300   Kohl's Corp. (a)............................................       223,063
---------------------------------------------------------------------------------------
                                                                                235,063
---------------------------------------------------------------------------------------
SPECIAL PRODUCTS & SERVICES -- 0.3%
       413   Aztec Technology Partners...................................         3,154
     1,000   Central Parking Corp. ......................................        45,500
     4,900   Coach USA Inc. (a)..........................................       223,562
     3,522   School Specialty, Inc. (a)..................................        57,682
     2,425   US Office Products Co. .....................................        47,303
---------------------------------------------------------------------------------------
                                                                                377,201
---------------------------------------------------------------------------------------
STORES -- 10.7%
     3,050   Consolidated Stores Corp. (a)...............................       110,562
    33,500   Corporate Express Inc. (a)..................................       425,031
    24,800   CVS Corp. ..................................................       965,650
     1,375   Dollar General Corp. .......................................        54,398
     6,800   General Nutrition Co. ......................................       211,650
    29,850   Home Depot Inc. ............................................     2,479,416
     6,500   Linens 'N Things Inc. ......................................       198,656
    26,000   Lowe's Cos., Inc. ..........................................     1,054,625
    25,700   Micro Warehouse Inc. (a)....................................       398,350
    73,100   Office Depot Inc. (a).......................................     2,307,219
     2,600   Proffitt's Inc. (a).........................................       104,975
    71,500   Republic Industries Inc. ...................................     1,787,500
    51,400   Rite Aid Corp. .............................................     1,930,713

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
STORES -- 10.7% (CONTINUED)
    26,600   Staples Inc. (a)............................................  $    769,738
       400   Viking Office Products Inc. ................................        12,550
---------------------------------------------------------------------------------------
                                                                             12,811,033
---------------------------------------------------------------------------------------
SUPERMARKETS -- 1.8%
    42,470   Fred Meyer Inc. ............................................     1,804,975
     8,400   Safeway Inc. ...............................................       341,775
---------------------------------------------------------------------------------------
                                                                              2,146,750
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.4%
     1,700   Amdocs Ltd. ................................................        25,712
     1,500   Aspect Telecommunication (a)................................        41,063
    70,000   Cisco Systems Inc. (a)......................................     6,444,375
    40,300   Intermedia Communication (a)................................     1,690,081
    14,200   Lucent Technologies Inc. ...................................     1,181,262
     8,000   Tellabs Inc. (a)............................................       573,000
    14,500   Tel-Save Holdings Inc. (a)..................................       213,875
    48,090   Worldcom Inc. (a)...........................................     2,329,359
---------------------------------------------------------------------------------------
                                                                             12,498,727
---------------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.2%
     9,700   American Tower Corp. .......................................       241,894
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $88,844,917)....................   108,954,963
---------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.7%
---------------------------------------------------------------------------------------
GERMANY -- 3.7%
     6,600   SAP AG, Preferred...........................................     4,486,537
---------------------------------------------------------------------------------------
GREAT BRITAIN -- 0.6%
       250   Arm Holdings................................................         4,943
    40,100   Sema Group PLC..............................................       476,712
    96,800   Tylor Nelson................................................       196,640
---------------------------------------------------------------------------------------
                                                                                678,295
---------------------------------------------------------------------------------------
SWITZERLAND -- 0.4%
    39,625   SAAB Aerospace..............................................       417,372
     7,500   Skandia Forsakings..........................................       107,211
---------------------------------------------------------------------------------------
                                                                                524,583
---------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $2,891,850)....................     5,689,415
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         MFS EMERGING GROWTH PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.7%
$5,700,000   Federal Home Loan Discount Note, 5.400% due 7/1/98
             (Cost -- $5,700,000)........................................  $  5,700,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $97,436,767*)............  $120,344,378
---------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATINGS                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 88.0%
-------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.2%
$ 50,000   B+         Tracor Inc., Sr. Sub. Debentures, 8.500% due 3/1/07.........    $    54,500
-------------------------------------------------------------------------------------------------
AGRICULTURE -- 0.3%
  75,000   B          Purina Mills Inc., Sr. Sub. Note, 9.000% due 3/15/10+.......         77,250
-------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.4%
 200,000   B          Collins & Aikman Products Co., Sr. Sub. Note,
                       11.500% due 4/15/06........................................        224,000
 100,000   B          Lear Corp., Sub. Note, 9.500% due 7/15/06...................        109,750
  75,000   B3*        Oshkosh Trucking Corp., Sr. Sub. Note, 8.750% due 3/1/08....         75,938
-------------------------------------------------------------------------------------------------
                                                                                          409,688
-------------------------------------------------------------------------------------------------
BANKING -- 1.3%
 350,000   B          First Nationwide Holdings Inc., Sr. Sub. Note, 10.625% due
                      10/1/03.....................................................        397,250
-------------------------------------------------------------------------------------------------
BEVERAGE & TOBACCO -- 0.4%
 125,000   BB+        Dimon Inc., Sr. Note, 8.875% due 6/1/06.....................        128,281
-------------------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE & RADIO -- 8.1%
 125,000   B-         Acme Television, Sr. Discount Note, step bond to yield
                       11.006% due 9/30/04........................................        102,189
 150,000   NR         Big City Radio Inc., Sr. Discount Note, step bond to yield
                       11.070% due 3/15/05........................................        112,125
 100,000   B-         Capstar Broadcasting Partners, Sr. Sub. Note, 9.250% due
                       7/1/07.....................................................        104,750
                      Chancellor Media Corp., Sr. Sub. Note:
  50,000   Ba3*        10.500% due 1/15/07........................................         56,125
 400,000   B           8.125% due 12/15/07........................................        405,000
                      CSC Holdings Inc., Sr. Sub. Note:
 225,000   BB-         9.250% due 11/1/05.........................................        241,313
 100,000   BB-         9.875% due 2/15/13.........................................        111,000
 100,000   CC+        Cumulus Media Inc., Sr. Sub. Note, 10.375% due 7/1/08.......        100,250
 325,000   B          Fox/Liberty Networks LLC Inc., Sr. Discount Note, step bond
                       to yield 9.580% due 8/15/07................................        226,688
 125,000   B1*        Lamar Advertising Co., Sr. Sub. Note, 8.625% due 9/15/07....        128,281
 250,000   B          Outdoor Systems Inc., Sr. Sub. Note, 8.875% due 6/15/07.....        260,000
                      Sinclair Broadcast Group Inc., Sr. Sub. Note:
 275,000   B           8.750% due 12/5/02.........................................        281,188
 100,000   B           10.000% due 9/30/05........................................        106,500
 100,000   B-         Sullivan Broadcasting Inc., Sr. Sub. Note,
                       10.250% due 12/15/05.......................................        114,375
 100,000   B          UIH Australia Inc., Sr. Discount Note, step bond to yield
                       12.114% due 5/15/06........................................         71,124
-------------------------------------------------------------------------------------------------
                                                                                        2,420,908
-------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 0.9%
  50,000   B          American Architectural Products, Sr. Sub. Note, 11.750% due
                      12/1/07.....................................................         52,125
 100,000   B3*        American Builders & Contractors, Sr. Sub. Note, 10.625% due
                      5/15/07.....................................................        103,625
 100,000   BB         Building Materials Corp., Sr. Note, 8.000% due 10/15/07.....        100,250
-------------------------------------------------------------------------------------------------
                                                                                          256,000
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATINGS                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT -- 1.5%
$150,000   B          American Business Information, Sr. Sub. Note.,
                       9.500% due 6/15/08+........................................    $   150,750
 175,000   B-         Fisher Scientific International Inc., Sr. Sub. Note,
                       9.000% due 2/1/06..........................................        174,125
                      United Stationer Supply, Sr. Sub. Note:
  33,000   B           12.750% due 5/1/05.........................................         37,455
 100,000   B           8.375% due 4/15/08+........................................        100,250
-------------------------------------------------------------------------------------------------
                                                                                          462,580
-------------------------------------------------------------------------------------------------
BUSINESS MACHINES -- 0.7%
 175,000   B          Dialog Corp., Sr. Sub. Note, 11.000% due 11/15/07...........        193,812
-------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.7%
 200,000   B-         US Office Product Co., Sr. Sub. Note, 9.750% due 6/15/08+...        200,500
-------------------------------------------------------------------------------------------------
CABLE/CELLULAR -- 6.2%
 100,000   B          Charter Communications Southeast LP Charter, Sr. Note,
                       11.250% due 3/15/06........................................        110,375
 125,000   B-         Diamond Cable Communications PLC, Sr. Discount Note, step
                       bond to yield 9.900% due 2/15/07...........................         92,500
 150,000   B-         Diamond Holdings PLC, Guaranteed Sr. Note,
                       9.125% due 2/1/08..........................................        156,375
 125,000   NR         Diva Systems Corp., Unit Sr. Discount Note, step bond to
                       yield 12.141% due 3/1/08+..................................         64,375
 100,000   B3*        Echostar Satellite Broadcasting, Discount Note, step bond to
                       yield 13.017% due 3/15/04..................................         92,000
 375,000   B-         International Cabletel Inc., Sr. Note, step bond to yield
                       11.550% due 2/1/06.........................................        306,095
 375,000   B-         NTL Inc., Sr. Deferred Coupon Note, step bond to yield
                       9.653% due 4/1/08+.........................................        244,687
 275,000   B-         Pegasus Communications Corp., Sr. Note, 9.625% due
                       10/15/05...................................................        283,937
 200,000   BB+        Rogers Cable Systems Inc., Sr. Note, 10.000% due 3/15/05....        222,000
 275,000   BB-        Rogers Cantel Inc., Sr. Sub. Note, 8.800% due 10/1/07.......        272,250
-------------------------------------------------------------------------------------------------
                                                                                        1,844,594
-------------------------------------------------------------------------------------------------
CHEMICALS -- 2.3%
                      Buckeye Cellulose Corp., Sr. Sub. Note:
  75,000   BB-         8.500% due 12/15/05........................................         76,875
 100,000   BB-         9.250% due 9/15/08.........................................        105,250
 150,000   BB-        ISP Holdings Inc., Sr. Sub. Note, 9.000% due 10/15/03.......        156,000
                      Polymer Group Inc., Sr. Sub. Note:
 125,000   B           9.000% due 7/1/07..........................................        127,500
 200,000   B           8.750% due 3/1/08+.........................................        200,500
  50,000   B+         Sterling Chemicals Holdings Inc., Sr. Discount Note, step
                       bond to yield 12.485% due 8/15/08..........................         29,125
-------------------------------------------------------------------------------------------------
                                                                                          695,250
-------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.3%
 100,000   B-         Eagle-Picher Industrial Inc., Sr. Sub. Note,
                       9.375% due 3/1/08+.........................................        101,875
-------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 5.9%
 100,000   BB-        American Safety Razor, Sr. Note, 9.875% due 8/1/05..........        107,875
 175,000   B-         Amscan Holdings Inc., Sr. Sub. Note, 9.875% due 12/15/07....        182,000
 250,000   B2*        Boyds Collection LTD., Sr. Sub. Note, 9.000% due 5/15/08+...        250,625
 125,000   B2*        Chattem Inc., Sr. Sub. Note, 8.875% due 4/1/08+.............        124,688

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATINGS                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 5.9% (CONTINUED)
$ 50,000   B3*        Diamond Brands Operating, Sr. Sub. Note,
                       10.125% due 4/15/08+.......................................    $    50,375
  50,000   CCC+       Icon Fitness Corp., Sr. Discount Note, step bond to yield
                       14.000% due 11/15/06.......................................         24,500
 100,000   CCC+       Icon Health & Fitness Inc., Sr. Discount Note, step bond to
                       yield 14.000% due 7/15/02..................................        107,500
 100,000   B+         NBTY Inc., Sr. Sub. Note, 8.625% due 9/15/07................        102,750
 150,000   B+         Playtex Family Products Corp., Sr. Sub. Note,
                       9.000% due 7/15/04.........................................        154,500
 100,000   B+         Playtex Products Inc., Sr. Note, 8.875% due 7/15/04.........        103,000
 300,000   B-         Revlon Consumer Products Corp., Sr. Sub. Note,
                       8.625% due 2/1/08..........................................        301,500
 125,000   B-         Sealy Mattress Co., Sr. Sub. Note, 9.875% due 12/15/07+.....        130,313
 100,000   B          Simmons Co., Sr. Sub. Note, 10.750% due 4/15/06.............        104,500
-------------------------------------------------------------------------------------------------
                                                                                        1,744,126
-------------------------------------------------------------------------------------------------
CONTAINERS - METAL & GLASS -- 0.5%
 150,000   B-         Tekni-plex Inc., Sr. Sub. Note, 9.250% due 3/1/08...........        149,625
-------------------------------------------------------------------------------------------------
DISTRIBUTION -- 0.2%
 100,000   NR         Nebco Evans Holding Co., Sr. Discount Note, step bond to
                       yield 10.820% due 7/15/07..................................         67,875
-------------------------------------------------------------------------------------------------
DIVERSIFIED -- 0.4%
 100,000   B-         Neenah Corp., Sr. Sub. Note, 11.125% due 5/1/07.............        109,250
-------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 1.5%
 550,000   B+         Allied Waste Industry Inc., Sr. Discount Note, step bond to
                       yield 9.826% due 6/1/07....................................        405,625
  50,000   B+         Allied Waste North America Inc., Company Guaranty,
                       10.250% due 12/1/06........................................         55,187
-------------------------------------------------------------------------------------------------
                                                                                          460,812
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.8%
 200,000   BB+        El Paso Electric Co., 1st Mortgage Note,
                       9.400% due 5/1/11..........................................        228,000
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.7%
 150,000   B-         PX Escrow Corp., Sr. Discount Note, step bond to yield
                       9.385% due 2/1/06+.........................................        108,375
 100,000   B-         Viasystems Inc., Sr. Sub. Note, 9.750% due 6/1/07...........         98,250
-------------------------------------------------------------------------------------------------
                                                                                          206,625
-------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.3%
                      Premier Parks Inc.:
 325,000   B          Sr. Discount Note, step bond to yield 10.000% due 4/1/08....        216,125
 100,000   B-         Sr. Note, step bond to yield 9.655% due 1/15/07.............        109,000
 150,000   B-         Six Flags Theme Parks Inc., Sr. Sub. Discount Note, step
                       bond to yield 11.012% due 6/15/05..........................        169,313
 475,000   BB-        Viacom Inc., Sub. Debenture, 8.000% due 7/7/06..............        490,438
-------------------------------------------------------------------------------------------------
                                                                                          984,876
-------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.7%
 200,000   BB+        Contifinancial Corp., Sr. Note, 8.125% due 4/1/08...........        203,250
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATINGS                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS -- 1.4%
$150,000   B          Digiorgio Corp., Sr. Note, 10.000% due 6/15/07..............    $   149,250
 150,000   B-         Jitney Jungle Stores Inc., Sr. Sub. Note,
                       10.375% due 9/15/07........................................        160,500
 100,000   B          Stater Brothers Holdings Inc., Sr. Sub. Note,
                       9.000% due 7/1/04..........................................        102,500
-------------------------------------------------------------------------------------------------
                                                                                          412,250
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.0%
 125,000   B-         Ameriserve Food Distribution Inc., Company Guaranty,
                       10.125% due 7/15/07........................................        130,625
                      Aurora Foods Inc., Sr. Sub. Note:
 100,000   B+          9.875% due 2/15/07.........................................        105,500
 100,000   B+          8.750% due 7/1/08+.........................................        101,375
 100,000   B          Curtice-Burns Foods Inc., Sr. Sub. Note,
                       12.250% due 2/1/05.........................................        110,875
 300,000   B-         Eagle Family Foods Inc., Sr. Sub. Note,
                       8.750% due 1/15/08+........................................        292,875
 150,000   B2*        International Home Foods Inc., Sr. Sub. Note,
                       10.375% due 11/1/06........................................        166,313
-------------------------------------------------------------------------------------------------
                                                                                          907,563
-------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.4%
 100,000   B          Four M Corp., Sr. Note, 12.000% due 6/1/06..................        107,250
-------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.1%
 150,000   B-         Alliance Imaging Inc., Sr. Sub. Note, 9.625% due 12/15/05...        153,375
 100,000   B          Dade International Inc., Sr. Sub. Note,
                       11.125% due 5/1/06.........................................        113,250
 100,000   B-         Everest Healthcare Services Corp., Sr. Sub. Note,
                       9.750% due 5/1/08+.........................................        102,250
  50,000   B-         Oxford Health Plans Inc., Sr. Note, 11.000% due 5/15/05+....         51,375
                      Tenet Healthcare Corp.:
 200,000   BB+         Sr. Note, 8.000% due 1/15/05+..............................        208,000
 300,000   BB-         Sr. Sub. Note, 8.125% due 12/1/08+.........................        302,250
-------------------------------------------------------------------------------------------------
                                                                                          930,500
-------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.4%
 125,000   B2*        Werner Holding Co. Inc., Sr. Sub. Note,
                       10.000% due 11/15/07.......................................        130,938
-------------------------------------------------------------------------------------------------
INDUSTRIAL GOODS & SERVICES -- 0.4%
 125,000   B-         Anchor Lamina Inc., Amer Inc., Sr. Sub. Note,
                       9.875% due 2/1/08..........................................        123,750
-------------------------------------------------------------------------------------------------
INDUSTRIALS -- 3.7%
 150,000   B2*        Amphenol Corp., Sr. Sub. Note, 9.875% due 5/15/07...........        160,125
 150,000   B          Euramax International PLC, Sr. Sub. Note,
                       11.250% due 10/1/06........................................        162,750
 100,000   B          Grove Worldwide, Sr. Sub. Note, 9.250% due 5/1/08+..........        100,000
 100,000   B-         International Utility Structures, Sr. Sub. Note,
                       10.750% due 2/1/08+........................................        102,625
  50,000   B          Johnstown America Industries, Inc., Company Guaranteed,
                       11.750% due 8/15/05........................................         55,688
 100,000   B-         JTM Industries Inc., Sr. Sub. Note, 10.000% due 4/15/08+....        101,500
 150,000   B2*        MMI Products Inc., Sr. Sub. Note, 11.250% due 4/15/07.......        165,000
 225,000   B          Wesco Distribution Inc., Sr. Sub. Note,
                       9.125% due 6/1/08+.........................................        223,031
  75,000   B          Wesco International Inc., Sr. Discount Note, step bond to
                       yield   11.175% due 6/1/08+................................         44,063
-------------------------------------------------------------------------------------------------
                                                                                        1,114,782
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATINGS                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
LEISURE -- 1.4%
$208,000   B          AMF Bowling Worldwide Inc., Sr. Sub. Discount Note, step
                       bond to yield 10.587% due 3/15/01..........................    $   169,000
 250,000   B          Regal Cinemas Inc., Sr. Sub. Note, 9.500% due 6/1/08+.......        253,125
-------------------------------------------------------------------------------------------------
                                                                                          422,125
-------------------------------------------------------------------------------------------------
MACHINERY -- 1.5%
  50,000   B+         Alvey Systems Inc., Sr. Sub. Note, 11.325% due 1/31/03......         52,250
 150,000   B+         Clark Material Handling Co., Sr. Note,
                       10.750% due 11/15/06.......................................        162,375
  50,000   B          Columbus McKinnon Corp., Sr. Sub. Note,
                       8.500% due 4/1/08+.........................................         49,375
 100,000   B-         National Equipment Services Inc., Sr. Sub. Note,
                       10.000% due 11/30/04+......................................        100,500
  61,000   B          Tokheim Corp., Sr. Sub. Note, 11.500% due 8/1/06............         69,388
-------------------------------------------------------------------------------------------------
                                                                                          433,888
-------------------------------------------------------------------------------------------------
MEDIA/CABLE -- 2.8%
 100,000   B          Chancellor Media Corp., Sr. Sub. Note, 9.375% due 10/1/04...        104,875
 250,000   B+         Garden State Newspapers, Sr. Sub. Note,
                       8.750% due 10/1/09.........................................        255,625
 150,000   BB+        Lenfest Communications, Sr. Note, 8.375% due 11/1/05........        159,750
 375,000   BB+        Telewest Communications, Sr. Discount Note, step bond to
                       yield 10.790% due 10/1/07..................................        312,187
-------------------------------------------------------------------------------------------------
                                                                                          832,437
-------------------------------------------------------------------------------------------------
METALS & MINING -- 0.9%
 100,000   B2*        AEI Holding, Sr. Note, 10.000%, due 11/15/07................         99,000
 150,000   B          Continental Global Group, Sr. Note, 11.000% due 4/1/07......        157,875
-------------------------------------------------------------------------------------------------
                                                                                          256,875
-------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 0.4%
 100,000   B2*        Van de Kamp Inc., Sr. Sub. Note, 12.000% due 9/15/05........        111,875
-------------------------------------------------------------------------------------------------
OIL & GAS -- 3.6%
 200,000   B-         Chiles Offshore LLC Financial Corp., Sr. Note,
                       10.000% due 5/1/08+........................................        194,000
 250,000   B          Dailey International Inc., Sr. Note, 9.500% due 2/15/08.....        246,250
                      Forcenergy Inc., Sr. Sub. Note:
  50,000   B           9.500% due 11/1/06.........................................         50,750
  50,000   B           8.500% due 2/15/07.........................................         47,500
 150,000   B          Houston Exploration Co., Sr. Sub. Note, 8.625% due 1/1/08...        150,188
  50,000   BB-        Ocean Energy Inc., Sr. Sub. Note, 10.375% due 10/15/05......         55,375
 175,000   BB         Pride International Inc., Sr. Note, 9.375% due 5/1/07.......        184,848
 225,000   B          Universal Compression Inc., Sr. Discount Note, step bond to
                       yield 9.822% due 2/15/08+..................................        144,000
-------------------------------------------------------------------------------------------------
                                                                                        1,072,911
-------------------------------------------------------------------------------------------------
PUBLISHING & PRINTING -- 1.0%
                      Hollinger International Publishing Inc., Sr. Sub. Note:
  50,000   BB-         9.250% due 2/1/06..........................................         52,250
 100,000   BB-         9.250% due 3/15/07.........................................        105,000
 150,000   B+         Ziff Davis Inc., Sr. Sub. Note, 8.500% due 5/1/08...........        151,875
-------------------------------------------------------------------------------------------------
                                                                                          309,125
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATINGS                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
SERVICES -- 0.7%
$100,000   B+         Coinmach Corp., Sr. Note, 11.750% due 11/15/05..............    $   111,750
 100,000   B+         Sitel Corp., Sr. Sub. Note, 9.250% due 3/15/06+.............         97,000
-------------------------------------------------------------------------------------------------
                                                                                          208,750
-------------------------------------------------------------------------------------------------
STEEL -- 0.9%
 150,000   B          GS Technologies Operating Co., Sr. Note,
                       12.250% due 10/1/05........................................        166,875
 100,000   Ba1*       Ryerson Tull Inc., Note, 8.500% due 7/15/01.................        104,000
-------------------------------------------------------------------------------------------------
                                                                                          270,875
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 18.7%
 200,000   CC+        American Cellular Corp., Sr. Note, 10.500% due 5/15/08+.....        199,500
 375,000   BB-        Call-Net Enterprises Inc., Sr. Discount Note, step bond to
                       yield 8.902% due 8/15/07...................................        281,250
 100,000   BB+        Comcast Cellular Holdings, Sr. Note, 9.500% due 5/1//07.....        104,625
 100,000   BB+        Comcast Corp., Sr. Sub. Debentures, 9.375% due 5/15/05......        107,500
                      E.Spire Communications Inc.:
 100,000   NR          Sr. Discount Note, step bond to yield 10.789% due 4/1/06...         79,250
  50,000   NR          Sr. Sub. Note, step bond to yield 10.483% due 11/1/05......         41,500
 100,000   B          Hermes Europe Railtel BV, Sr. Note, 11.500% due 8/15/07.....        113,125
  50,000   B          Highwaymaster Communications, Sr. Note,
                       13.750% due 9/15/05........................................         37,500
 275,000   NR         Intelcom Group (USA) Inc., step bond to yield 10.034% due
                       5/1/06.....................................................        221,375
                      Intermedia Communications:
 125,000   B           8.600% due 6/1/08+.........................................        126,562
 150,000   B           Sr. Discount Note, step bond to yield 9.841% due 7/15/07...        110,062
 225,000   B          Intermedia Communications of Florida, Sr. Discount Note,
                      step bond to yield 10.183% due 5/15/06......................        185,062
 100,000   Ba3*       IXC Communications Inc., Sr. Sub. Note,
                       9.000% due 4/15/08+........................................        100,000
 500,000   B          Level 3 Communications, Sr. Note, 9.125% due 5/1/08+........        487,500
 475,000   B+         McLeod USA Inc., Sr. Discount Note, step bond to yield
                       9.555% due 3/1/07..........................................        353,875
                      Metronet Communications Corp.:
 350,000   B           Sr. Discount Note, step bond to yield 9.950% due 6/15/08+..        216,125
  50,000   B           Sr. Note, 12.000% due 8/15/07+.............................         58,000
 225,000   B-         Millicom International Cellular SA, Sr. Sub. Discount Note,
                       step bond to yield 11.306% due 6/1/06......................        172,125
                      Nextel Communications, Sr. Discount Note, step bond to
                      yield:
 225,000   B2*         10.071% due 9/15/07+.......................................        152,437
 300,000   B2*         10.274% due 2/15/08+.......................................        192,000
  75,000   CC+        Nextel International Inc., Sr. Discount Note, step bond to
                       yield 12.125% due 4/15/08+.................................         43,687
 100,000   B          Nextlink Communications Inc., Sr. Note,
                       9.625% due 10/1/07.........................................        103,250
 225,000   B          Paging Network Inc., Sr. Sub. Note, 10.000% due 10/15/08....        234,000
 100,000   NR         Pathnet Inc., Sr. Note, 10.500% due 4/15/08+................        108,500
 100,000   B-         Psinet Inc., Sr. Note, 10.000% due 2/15/05..................        102,500
 350,000   BB+        Qwest Communications International Inc., Sr. Discount Note,
                       step bond to yield 8.702% due 10/15/07.....................        263,375
 100,000   CC+        Sygnet Wireless Inc., Sr. Note, 11.500% due 10/1/06.........        111,375
 150,000   B+         Telecomm Techniques Co., Sr. Sub. Note, 9.750% due
                       5/15/08+...................................................        150,937

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATINGS                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 18.7% (CONTINUED)
$300,000   CC+        Telesystem International Wireless, Sr. Discount Note, step
                       bond to yield 13.250% due 6/30/07..........................    $   201,750
                      Teligent Inc.:
  75,000   CCC         Sr. Discount Note, step bond to yield 11.710% due 3/1/08+..         41,437
 175,000   CCC         Sr. Note, 11.500% due 12/1/07..............................        178,062
 225,000   CC+        Triton Communications Inc., Sr. Sub. Note, step bond to
                       yield 11.000% due 5/1/08+..................................        127,687
 275,000   B          United International Holdings Inc., Sr. Discount Note,
                       step bond to yield 10.647% due 2/15/08.....................        169,812
 150,000   NR         US Exchange LLC, Sr. Note, 15.000% due 7/1/08+..............        152,250
 100,000   B+         Vanguard Cellular System Inc., 9.375% due 7/1/08............        105,250
                      Viatel Inc.:
 100,000   NR          Sr. Note, 11.250% due 4/15/08+.............................        105,000
  50,000   Caa1*       Unit, Sr. Discount Note, step bond to yield 11.473% due
                      4/15/08+....................................................         29,750
-------------------------------------------------------------------------------------------------
                                                                                        5,567,995
-------------------------------------------------------------------------------------------------
TEXTILES -- 1.7%
 150,000   B-         Collins & Aikman Group, Sr. Sub. Note,
                       10.000% due 1/15/07........................................        156,750
  50,000   B-         Gear For Sports Inc., Sr. Sub. Note, 9.625% due 3/1/07......         52,875
  50,000   B-         Glenoit Corp., Sr. Sub. Note, 11.000% due 4/15/07...........         53,625
                      Pillowtex Corp., Sr. Sub. Note:
 150,000   B+          10.000% due 11/15/06.......................................        161,250
  75,000   B+          9.000% due 12/15/07........................................         77,250
-------------------------------------------------------------------------------------------------
                                                                                          501,750
-------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.1%
 100,000   NR         Allied Holdings Inc., Sr. Note, Callable 10/01/02,
                       8.625% due 10/1/07.........................................        102,500
 125,000   B          Chemical Leaman Corp., Sr. Note, 10.375% due 6/15/05........        132,187
 100,000   BB         Gearbulk Holding Ltd., Sr. Note, 11.250% due 12/1/04........        110,250
 100,000   B+         Holt Group Inc., Sr. Note, 9.750% due 1/15/06+..............        100,000
  50,000   B1*        Statia Terminals Terminals, 1st Mortgage Note,
                       11.750% due 11/15/03.......................................         52,625
                      Stena AB, Sr. Note:
 200,000   BB          10.500% due 12/15/05.......................................        218,500
 100,000   BB          8.750% due 6/15/07.........................................        102,000
 100,000   B+         Stena Line AB, Sr. Note, 10.625% due 6/1/08.................        101,625
-------------------------------------------------------------------------------------------------
                                                                                          919,687
-------------------------------------------------------------------------------------------------
UTILITIES - ELECTRIC -- 0.6%
 250,000   B          Niagara Mohawk Power Corp., Sr. Discount Note, step bond to
                       yield 8.462% due 7/1/10....................................        173,750
-------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS & NOTES (Cost -- $25,891,186).........     26,206,003
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

 SHARES                               SECURITY                                 VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCK -- 4.4%
----------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE & RADIO -- 0.7%
     100    Cumulus Media Inc., Series A................................    $    100,250
   1,000    Sinclair Capital............................................         109,250
----------------------------------------------------------------------------------------
                                                                                 209,500
----------------------------------------------------------------------------------------
CABLE/CELLULAR -- 0.2%
      56    Pegasus Communications, Payment-in-kind, Exchanges
             12.750%....................................................          63,426
----------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.2%
     541    Echostar Communications Corp., Payment-in-kind, Exchanges
             12.125%....................................................          59,551
----------------------------------------------------------------------------------------
DISTRIBUTION -- 0.4%
   1,027    Nebco Evans Holdings Inc., Payment-in-kind, Exchanges
             11.250%....................................................         106,246
----------------------------------------------------------------------------------------
MEDIA/CABLE -- 1.2%
   1,000    Benedek Communications Corp., Payment-in-kind, Exchanges
             11.500%+...................................................         101,000
     564    Capstar Broadcasting Partners Inc., Payment-in-kind,
             Exchanges 12.000%..........................................          64,004
   1,052    CBS Radio Corp., Payment-in-kind, Exchanges 11.375%.........         124,925
     565    SFX Broadcasting Inc., Payment-in-kind, Exchanges 12.625%...          65,554
----------------------------------------------------------------------------------------
                                                                                 355,483
----------------------------------------------------------------------------------------
PUBLISHING & PRINTING -- 1.4%
   4,350    Primedia Inc................................................         430,650
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.3%
     770    Nextel Communications Inc., Series E........................          80,657
----------------------------------------------------------------------------------------
            TOTAL PREFERRED STOCK (Cost -- $1,262,019)..................       1,305,513
----------------------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------------------
CABLE/CELLULAR -- 0.0%
      50    Pegasus Communications Corp., Expire 1/1/07 (a).............           1,625
     100    UIH Australia Inc., Expire 5/15/06 (a)......................           1,200
----------------------------------------------------------------------------------------
                                                                                   2,825
----------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
     100    Sterling Chemicals Holdings Inc., Expire 8/15/08 (a)........           2,400
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      50    Highwaymaster Communications, Expire 9/15/05 (a)............             100
      50    Metronet Communications, Class B, Expire 8/15/07 (a)........             200
----------------------------------------------------------------------------------------
                                                                                     300
----------------------------------------------------------------------------------------
            TOTAL WARRANTS (Cost -- $6,903).............................           5,525
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT                               SECURITY                                 VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
$2,250,000  Citibank, 5.864% due 7/1/98; Proceeds at
            maturity -- $2,250,367;
            (Fully collateralized by U.S. Treasury Note, 5.500% due
            5/31/03; Market value -- $2,298,588) (Cost -- $2,250,000)...     $ 2,250,000
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $29,410,108**)...........     $29,767,041
----------------------------------------------------------------------------------------

 (+) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (a) Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 43 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
-----------------------------------------------------------------------------------
AIRLINES -- 0.9%
   5,800   KLM Royal Dutch Airlines....................................  $  237,437
-----------------------------------------------------------------------------------
AUTOMOTIVE -- 0.9%
   3,500   General Motors Corp. .......................................     233,843
-----------------------------------------------------------------------------------
BASIC INDUSTRY -- 4.5%
  14,800   Archer-Daniels Midland Co. .................................     286,750
   2,700   Crown Cork & Seal Co., Inc. ................................     128,250
   2,700   Dow Chemical Corp. .........................................     261,056
  27,000   LTV Corp. ..................................................     258,188
   5,500   Union Camp Corp. ...........................................     272,938
-----------------------------------------------------------------------------------
                                                                          1,207,182
-----------------------------------------------------------------------------------
CONSUMER DURABLES -- 3.8%
  10,600   Cooper Tire & Rubber Co. ...................................     218,625
   3,700   Eastman Kodak Co. ..........................................     270,331
   7,000   Hasbro Inc. ................................................     275,188
   8,100   Rubbermaid, Inc. ...........................................     268,818
-----------------------------------------------------------------------------------
                                                                          1,032,962
-----------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 6.6%
   4,000   Best Food...................................................     232,250
   5,200   Kimberly-Clark Corp. .......................................     238,550
   7,100   Phillip Morris Cos., Inc. ..................................     279,563
   3,700   RJR Nabisco Holdings Corp. .................................      87,875
   3,900   Sara Lee Corp. .............................................     218,156
   4,800   Unilever NV.................................................     378,900
  12,500   UST, Inc. ..................................................     337,500
-----------------------------------------------------------------------------------
                                                                          1,772,794
-----------------------------------------------------------------------------------
ENERGY -- 10.4%
   2,000   Atlantic Richfield Co. .....................................     156,250
   3,600   Chevron Corp. ..............................................     299,025
   4,200   Columbia Gas System Inc. ...................................     233,625
  13,500   Ensco International Inc. ...................................     234,563
   4,500   Exxon Corp. ................................................     320,906
   6,400   Occidental Petroleum Corp. .................................     172,800
   3,100   Royal Dutch Petroleum Co. ..................................     169,918
   8,800   Sun Company, Inc. ..........................................     341,550
   5,700   Texaco Inc. ................................................     340,218
   9,300   USX Marathon Group, Inc. ...................................     319,106
   6,500   YPF Sociedad Anonima ADR....................................     195,406
-----------------------------------------------------------------------------------
                                                                          2,783,367
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.3%
   4,500   Allmerica Financial Corp. ..................................  $  292,500
   3,000   Allstate Corp. .............................................     274,688
   5,400   Bear Stearns Cos., Inc. ....................................     307,125
   7,900   Boston Properties Inc. .....................................     272,550
   7,100   CIGNA Corp. ................................................     489,900
   1,000   General Re Corp. ...........................................     253,500
   5,200   H&R Block, Inc. ............................................     219,050
   2,400   Hartford Financial Services, Inc. ..........................     274,500
   3,900   Marsh & McLennan Cos., Inc. ................................     235,706
   3,600   MBIA Inc. ..................................................     269,550
   4,400   Morgan Stanley Dean Witter..................................     402,050
-----------------------------------------------------------------------------------
                                                                          3,291,119
-----------------------------------------------------------------------------------
HEALTH CARE -- 11.0%
   7,800   Abbott Labs, Inc. ..........................................     318,825
  20,400   Beverly Enterprises, Inc. (a)...............................     281,775
   4,500   Bristol-Myers Squibb Co. ...................................     517,218
   2,100   Merck & Co., Inc. ..........................................     280,875
   6,000   Perrigo Co. (a).............................................      60,375
  11,800   Pharmacia & Upjohn Inc. ....................................     544,275
   3,800   Smithkline Beecham PLC Sponsored ADR........................     229,900
  10,400   U.S. Surgical Corp. ........................................     474,500
   3,900   United Healthcare Corp. ....................................     247,650
-----------------------------------------------------------------------------------
                                                                          2,955,393
-----------------------------------------------------------------------------------
MANUFACTURING -- 8.6%
   8,400   Ingersoll-Rand Co. .........................................     370,125
  12,100   ITT Industries Inc. ........................................     452,238
   6,000   Johnson Controls Inc. ......................................     343,125
   8,100   Lexmark International Group, Inc., Class A Shares (a).......     494,100
   3,600   Loews Corp. ................................................     313,650
   8,500   Parker-Hannifin Corp. ......................................     324,063
-----------------------------------------------------------------------------------
                                                                          2,297,301
-----------------------------------------------------------------------------------
RETAIL -- 4.3%
   6,700   Dillard, Inc., Class A Shares...............................     277,631
  15,900   KMart Corp. ................................................     306,075
   9,200   Wal-Mart Stores, Inc. ......................................     558,900
-----------------------------------------------------------------------------------
                                                                          1,142,606
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
SERVICES -- 9.0%
   2,500   ABB AB -- Sponsored ADR.....................................  $  345,313
  22,000   News Corp Ltd. -- Sponsored ADR.............................     621,500
   9,400   Readers Digest Association Inc., Class A Shares.............     254,975
       2   Telecom-TCI Ventures, Class A Shares (a)....................          40
   8,600   Tricon Global Restaurants, Inc. (a).........................     272,513
   5,600   Viacom Inc., Class A Shares (a).............................     326,200
   5,000   Viacom Inc., Class B Shares (a).............................     292,500
   8,400   Waste Management, Inc. .....................................     294,000
-----------------------------------------------------------------------------------
                                                                          2,407,041
-----------------------------------------------------------------------------------
TECHNOLOGY -- 10.9%
   6,300   AMP, Inc. ..................................................     216,563
   3,100   Electronic Data Systems Corp. ..............................     124,000
  15,000   First Data Corp. ...........................................     499,688
   2,600   International Business Machines Corp. ......................     298,513
   2,200   Northrop Grumman Corp. .....................................     226,875
  30,500   Novell Inc. (a).............................................     388,875
   4,600   Raytheon Co., Class A Shares................................     265,075
   7,400   Seagate Technology Inc. (a).................................     176,213
  10,600   Storage Technology Corp. (a)................................     459,775
   6,000   Sun Microsystems Inc. (a)...................................     260,625
-----------------------------------------------------------------------------------
                                                                          2,916,202
-----------------------------------------------------------------------------------
TRANSPORTATION -- 2.2%
   7,000   CNF Transportation, Inc. ...................................     297,500
   9,100   Ryder System Inc. ..........................................     287,218
-----------------------------------------------------------------------------------
                                                                            584,718
-----------------------------------------------------------------------------------
UTILITIES -- 10.7%
   4,500   AT&T Corp. .................................................     257,063
   6,200   Bell Atlantic Corp. ........................................     282,875
   4,800   CMS Energy Corp. ...........................................     211,200
   3,000   Coastal Corp. ..............................................     209,438
  11,700   Entergy Corp. ..............................................     336,375
   4,000   FPL Group, Inc. ............................................     252,000
   4,600   GTE Corp. ..................................................     255,875
   8,200   Houston Industries Inc. ....................................     253,175
   9,700   PG&E Corp. .................................................     306,156
   7,100   Public Services Enterprise Group, Inc. .....................     244,506
   5,600   U.S. West Inc. .............................................     263,200
-----------------------------------------------------------------------------------
                                                                          2,871,863
-----------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $22,688,910)....................  25,733,828
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           FEDERATED STOCK PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.9%
$1,053,000   Citibank, 5.823% due 7/1/98; Proceeds at
             maturity -- $1,053,170;
             (Fully collateralized by U.S. Treasury Note, 7.000% due
              4/15/99; Market value -- $1,077,562) (Cost -- $1,053,000)..  $ 1,053,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $23,741,910**)...........  $26,786,828
--------------------------------------------------------------------------------------

(a) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                VALUE
 -----------------------------------------------------------------------------------
COMMON STOCK -- 89.7%
------------------------------------------------------------------------------------
AUTOMOTIVE & TRANSPORTATION -- 3.4%
1,269     Airborne Freight Corp. .....................................    $   44,336
  440     Alaska Air Group Inc. ......................................        24,008
  890     Arvin Industries Inc. ......................................        32,318
  358     Continental Airlines, Inc., Class B Shares+.................        21,793
1,236     GATX Corp. .................................................        54,230
1,030     J.B. Hunt Transportation Services, Inc. ....................        36,694
  780     Kansas City Southern Industries, Inc. ......................        38,708
  581     Lear Corp.+.................................................        29,813
  580     Navistar International Corp.+...............................        16,748
  240     Northwest Airlines Corp.+...................................         9,255
1,090     Trinity Industries, Inc. ...................................        45,235
------------------------------------------------------------------------------------
                                                                             353,138
------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 0.2%
1,182     Clayton Homes Inc. .........................................        22,458
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 20.2%
1,320     AC Nielsen Corp.+...........................................        33,330
1,059     AccuStaff, Inc.+............................................        33,094
  481     Alberto Culver Co., Class A Shares..........................        12,205
  610     Autozone Inc.+..............................................        19,482
1,199     Bed Bath & Beyond Inc.+.....................................        62,123
  610     Borders Group, Inc.+........................................        22,570
1,620     Brinker International Inc.+.................................        31,185
  572     Cendant Corp.+..............................................        11,941
   50     Central Newspapers, Inc., Class A Shares....................         3,488
1,482     Cintas Corp. ...............................................        75,582
1,650     Corrections Corp. of America+...............................        38,775
  725     Costco Cos., Inc. ..........................................        45,720
1,210     Cracker Barrel Old Country Store, Inc. .....................        38,418
  928     CVS Corp. ..................................................        36,134
2,037     Dollar General Corp. .......................................        80,589
3,468     Family Dollar Stores, Inc. .................................        64,158
1,460     General Nutrition Cos., Inc., Class A Shares+...............        45,443
  850     Hannaford Brothers Co. .....................................        37,400
  983     Harley Davidson Inc. .......................................        38,091
1,550     Herman Miller, Inc. ........................................        37,684
  490     Hertz Corp., Class A Shares.................................        21,713
1,138     HON Industries, Inc. .......................................        38,692
1,944     International Game Technology...............................        47,142
  360     Interpublic Group of Cos., Inc. ............................        21,848
  360     Knight-Ridder, Inc. ........................................        19,823
2,398     Kohl's Corp. (a)+...........................................       124,396
  920     Kroger Co.+.................................................        39,445
2,686     Leggett & Platt, Inc. ......................................        67,150
  610     Liz Claiborne, Inc. ........................................        31,873
  360     Maytag Corp. ...............................................        17,775

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 20.2% (CONTINUED)
  490     Meredith Corp. .............................................    $   22,999
  360     National Service Industries, Inc. ..........................        18,315
  850     Neiman Marcus Group, Inc. ..................................        36,922
  490     New York Times Co., Class A Shares..........................        38,833
1,662     Office Depot Inc.+..........................................        52,456
1,193     Officemax Inc.+.............................................        19,685
  836     Omnicom Group...............................................        41,696
1,680     Paychex Inc. ...............................................        68,355
  514     Payless ShoeSource, Inc.+...................................        37,875
  725     Reynolds & Reynolds Co., Class A Shares.....................        13,186
1,315     Robert Half International, Inc.+............................        73,476
  490     Ross Stores, Inc. ..........................................        21,070
3,583     Staples Inc.+...............................................       103,683
  890     Starbucks Corp.+............................................        47,559
1,940     Stewart Enterprises, Inc., Class A Shares...................        51,653
  610     TCA Cable TV, Inc. .........................................        36,600
1,940     TJX Cos. Inc. ..............................................        46,803
1,090     U.S. Foodservice+...........................................        38,218
  440     Valassis Communications, Inc.+..............................        16,968
  360     VF Corp. ...................................................        18,540
1,620     Viking Office Products, Inc.+...............................        50,828
   49     Washington Post Co., Class B Shares.........................        28,224
  240     Whirlpool Corp. ............................................        16,500
  730     Wolverine World Wide, Inc. .................................        15,831
------------------------------------------------------------------------------------
                                                                           2,113,544
------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.3%
  360     Brown-Forman Corp., Class B Shares..........................        23,130
3,301     Coca-Cola Enterprises Inc. (a)..............................       129,564
  814     Dean Foods Co. .............................................        44,719
  120     International Multifoods Corp. .............................         3,300
1,527     Interstate Bakeries Corp. ..................................        50,677
  970     J.M. Smucker Co., Class A Shares............................        24,068
  730     Suiza Foods Corp.+..........................................        43,572
  350     Tyson Foods Inc., Class A Shares............................         7,591
  343     Universal Corp..............................................        12,820
  180     Whitman Corp................................................         4,129
------------------------------------------------------------------------------------
                                                                             343,570
------------------------------------------------------------------------------------
ENERGY -- 1.9%
1,739     Ensco International Inc.+...................................        30,215
  422     EVI Weatherford, Inc.+......................................        15,667
1,551     Global Marine, Inc.+........................................        28,984
  692     Noble Drilling Corp.+.......................................        16,651
2,490     Parker Drilling Co.+........................................        17,586
  120     Pioneer Natural Resource Co. ...............................         2,865

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                VALUE
 -----------------------------------------------------------------------------------
ENERGY -- 1.9% (CONTINUED)
  636     Tidewater, Inc. ............................................    $   20,988
  692     Transocean Offshore, Inc. ..................................        30,794
1,710     Varco International, Inc.+..................................        33,879
------------------------------------------------------------------------------------
                                                                             197,629
------------------------------------------------------------------------------------
FINANCIALS -- 13.1%
1,349     A.G. Edwards, Inc. .........................................        57,585
2,218     AFLAC Inc. .................................................        67,233
  836     Ambac Financial Group, Inc. ................................        48,906
  730     AmSouth Bancorp.............................................        28,698
  620     Associated Banc-Corp. ......................................        23,328
1,248     Bear, Stearns & Co. Inc. ...................................        70,980
  619     Capital One Financial Corp. ................................        76,872
  440     Countrywide Credit Industries, Inc. ........................        22,330
  624     Crestar Financial Corp. ....................................        34,047
1,126     Dime Bancorp, Inc. .........................................        33,710
  692     Enhance Financial Services Group, Inc. .....................        23,355
  379     Everest Reinsurance Holdings, Inc. .........................        14,568
  920     Finova Group, Inc. .........................................        52,095
  725     First Security Corp. .......................................        15,520
1,004     First Tennessee National Corp. .............................        31,689
  490     First Virginia Banks, Inc. .................................        25,051
1,404     Firstar Corp. ..............................................        53,352
  456     Franklin Resources Inc. ....................................        24,624
  374     Hartford Life, Inc., Class A Shares.........................        21,295
1,349     Hibernia Corp., Class A Shares..............................        27,233
   43     M & T Bank Corp. ...........................................        23,822
1,015     Marshall & Ilsley Corp. ....................................        51,828
1,193     Mercantile Bankshares Corp. ................................        41,531
  514     Mercury General Corp. ......................................        33,057
2,197     Old Republic International Corp. ...........................        64,400
1,423     PaineWebber Group, Inc. ....................................        61,011
  680     The PMI Group Inc. .........................................        49,895
  490     Provident Co., Inc. ........................................        16,905
1,282     Regions Financial Corp. ....................................        52,642
1,634     SouthTrust Corp. ...........................................        71,079
  670     T. Rowe Price Associates, Inc. .............................        25,167
  800     20th Century Industries.....................................        22,950
  759     Union Planters Corp. .......................................        44,639
  168     Unionbancal Corp. ..........................................        16,212
  725     Wilmington Trust Corp. .....................................        44,134
------------------------------------------------------------------------------------
                                                                           1,371,743
------------------------------------------------------------------------------------
HEALTH CARE -- 8.4%
  514     Allegiance Corp. ...........................................        26,343
  984     Bergen Brunswig Corp., Class A Shares.......................        45,633
  329     Biogen, Inc.+...............................................        16,121
1,190     Biomet, Inc. ...............................................        39,344

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

<PG$PCN>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                VALUE
------------------------------------------------------------------------------------
HEALTH CARE -- 8.4% (CONTINUED)
  240     Cardinal Health Inc. .......................................    $   22,500
  206     Centocor Inc.+..............................................         7,468
  636     Chiron Corp.+...............................................         9,977
1,090     Concentra Managed Care, Inc.+...............................        28,340
1,320     First Health Group Corp.+...................................        37,620
  110     Foundation Health Systems Inc., Class A Shares+.............         2,901
  530     Guidant Corp. ..............................................        37,796
  730     HBO & Co. ..................................................        25,733
1,009     Health Care & Retirement Corp.+.............................        39,792
2,315     Health Management Associates, Inc., Class A Shares..........        77,408
  730     Healthsouth Corp.+..........................................        19,482
  730     Humana, Inc.+...............................................        22,767
1,345     McKesson Corp.(a)...........................................       109,281
1,210     Mylan Laboratories..........................................        36,376
2,650     Novacare Inc.+..............................................        31,138
1,455     Omnicare, Inc. .............................................        55,472
  130     Oxford Health Plans, Inc.+..................................         1,991
1,654     PharMerica, Inc.+...........................................        19,951
  468     Stryker Corp. ..............................................        17,960
1,820     Total Renal Care Holdings, Inc.+............................        62,790
1,820     Watson Pharmaceuticals, Inc. (a)+...........................        84,971
------------------------------------------------------------------------------------
                                                                             879,155
------------------------------------------------------------------------------------
INTEGRATED OILS -- 1.2%
  580     Ashland Inc. ...............................................        29,943
  468     Murphy Oil Corp. ...........................................        23,722
1,601     Tosco Corp. ................................................        47,029
  625     Valero Energy Corp. ........................................        20,781
------------------------------------------------------------------------------------
                                                                             121,475
------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 4.6%
1,700     Albemarle Corp. ............................................        37,506
  624     Boise Cascade Corp. ........................................        20,436
  440     CarrAmerica Realty Corp. ...................................        12,485
  440     Crescent Real Estate Equities Co. ..........................        14,795
1,940     Crompton & Knowles Corp. ...................................        48,864
  970     Ecolab, Inc. ...............................................        30,070
1,210     Freeport-McMoRan Copper & Gold, Inc., Class B Shares........        18,377
1,695     International Specialty Products, Inc.+.....................        31,569
  490     Kimco Realty Corp. .........................................        20,090
1,472     Lyondell Petrochemical Co. .................................        44,804
  360     Masco Corp. ................................................        21,780
3,045     Solutia Inc. ...............................................        87,353
  973     Sonoco Products Co. ........................................        29,433
  605     Vulcan Materials Co. .......................................        64,546
------------------------------------------------------------------------------------
                                                                             482,108
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

<PG$PCN>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                VALUE
------------------------------------------------------------------------------------
PRODUCER DURABLES -- 6.7%
  347     Aeroquip-Vickers, Inc. .....................................    $   20,256
  970     American Power Conversion Corp.+............................        29,100
1,033     Berg Electronics Corp.+.....................................        20,208
  730     Carlisle Cos., Inc. ........................................        31,436
  850     Centex Corp. ...............................................        32,088
  998     Cordant Technologies Inc. ..................................        46,033
  290     Crane Co. ..................................................        14,083
1,172     Danaher Corp. ..............................................        42,998
  658     Hubbell, Inc., Class B Shares...............................        27,389
  610     Ingersoll-Rand Co. .........................................        26,878
  440     Litton Industries, Inc.+....................................        25,960
  730     Parker-Hannifin Corp. ......................................        27,831
  890     Pentair, Inc. ..............................................        37,825
  829     Precision Castparts Corp. ..................................        44,248
1,076     Sunstrand Corp. ............................................        61,601
  120     Tecumseh Products Co., Class A Shares.......................         6,338
  890     Teleflex Inc. ..............................................        33,820
  490     Thomas & Betts Corp. .......................................        24,133
2,099     U.S. Filter Corp.+..........................................        58,903
1,754     U.S.A. Waste Services Inc.+.................................        86,604
------------------------------------------------------------------------------------
                                                                             697,732
------------------------------------------------------------------------------------
TECHNOLOGY -- 16.0%
1,320     ADC Telecommunications, Inc.+...............................        48,221
  490     Advanced Fibre Communications, Inc.+........................        19,631
2,190     America Online, Inc. (a)+...................................       232,140
2,776     BMC Software Inc. (a)+......................................       144,179
3,010     Cadence Design Systems, Inc. (a)+...........................        94,063
2,930     Comdisco, Inc. .............................................        55,670
  360     Computer Sciences Corp.+....................................        23,040
2,202     Compuware Corp. (a)+........................................       112,577
  290     DST Systems, Inc.+..........................................        16,240
  870     Fiserv Inc.+................................................        36,948
  850     FORE Systems, Inc.+.........................................        22,525
  850     General Instrument Corp.+...................................        23,109
  800     General Semiconductor, Inc.+................................         7,900
1,210     Keane, Inc.+................................................        67,760
1,126     Lexmark International Group, Inc., Class A Shares...........        68,686
  859     Linear Technology Corp. ....................................        51,808
1,762     Maxim Integrated Products, Inc.+............................        55,833
1,609     Networks Associates Inc.+...................................        77,030
  360     PeopleSoft, Inc.+...........................................        16,920
1,160     SCI Systems, Inc.+..........................................        43,645
1,116     Solectron Corp.+............................................        46,942
  900     Sterling Commerce, Inc.+....................................        43,650
1,460     Sterling Software, Inc.+....................................        43,161
2,030     Storage Technology Corp.+...................................        88,051
1,851     SunGard Data Systems Inc.+..................................        71,032

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

<PG$PCN>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                VALUE
 -----------------------------------------------------------------------------------
TECHNOLOGY -- 16.0% (CONTINUED)
1,210     Symantec Corp.+.............................................    $   31,611
1,110     Symbol Technologies, Inc. ..................................        41,903
1,090     Synopsys, Inc.+.............................................        49,868
  490     Transaction Systems Architects, Inc., Class A Shares+.......        18,865
  730     Vitesse Semiconductors Corp.+...............................        22,539
------------------------------------------------------------------------------------
                                                                           1,675,547
------------------------------------------------------------------------------------
UTILITIES -- 10.7%
1,662     AES Corp.+..................................................        87,359
  644     Allegheny Energy, Inc. .....................................        19,400
  725     Baltimore Gas & Electric Co. ...............................        22,520
1,038     Black Hills Corp. ..........................................        23,874
1,282     CalEnergy Co. Inc.+.........................................        38,540
1,424     Century Telephone Enterprises, Inc. ........................        65,326
1,320     Cinncinnati Bell Inc. ......................................        37,785
  569     Consolidated Natural Gas Co. ...............................        33,499
  514     El Paso Natural Gas Co. ....................................        19,660
  730     FirstEnergy Corp. ..........................................        22,447
  545     Florida Progress Corp. .....................................        22,413
1,338     Illinova Corp. .............................................        40,140
  581     IPALCO Enterprises, Inc. ...................................        25,818
1,538     LG&E Energy Corp. ..........................................        41,622
1,041     MarketSpan Corp.+...........................................        31,164
  725     MCN Energy Group, Inc. .....................................        18,034
  379     Minnesota Power Inc. .......................................        15,065
  747     National Fuel Gas Co. ......................................        32,541
1,405     New Century Energies, Inc. .................................        63,839
  580     New England Electric System.................................        25,085
  960     Nextel Communications Inc.+.................................        23,880
2,344     NIPSCO Industries, Inc. ....................................        65,632
1,294     Northeast Utilities.........................................        21,917
1,595     Pinnacle West Capital Corp. ................................        71,775
1,340     Public Service Co. of New Mexico............................        30,401
1,918     SCANA Corp. ................................................        57,180
1,356     TECO Energy, Inc. ..........................................        36,357
  636     Telephone & Data Systems, Inc. .............................        25,042
1,282     360 Communications Co.+.....................................        41,024
  580     WinStar Communications, Inc.+...............................        24,903
1,138     Wisconsin Energy Corp. .....................................        34,566
------------------------------------------------------------------------------------
                                                                           1,118,808
------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $8,347,073).....................     9,376,907
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

<PG$PCN>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                      DISCIPLINED MID CAP STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.3%
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.9%
$1,030,000    Morgan Stanley & Co. Inc., 5.760% due 7/1/98; Proceeds at
              maturity -- 1,030,163;
              (Fully collateralized by U.S. Treasury Notes, 7.125% due
              9/30/99; Market value -- $1,051,642) (Cost -- $1,030,000)...  $ 1,030,000
---------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.4%
    45,000    U.S. Treasury Bill, 5.010% due 7/1/98
              (Cost -- $44,512)(b)........................................       44,512
---------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,074,512)...........    1,074,512
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $9,421,585**)............  $10,451,419
---------------------------------------------------------------------------------------

 +  Non-income producing security.
(a) Security has been segregated by custodian for open futures contracts.
(b) Security serves as collateral for future contracts.
 ** Aggregate cost for Federal income tax purposes is substantially the same

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

<PG$PCN>

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by
                    Standard & Poor's. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than bonds in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than in higher
                    rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While
                    such bonds will likely have some quality and protective
                    characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                    and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of such issues.
Aa             --   Bonds rated "Aa" are judged to be of high quality by all
                    standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                    protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                    appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate but elements may be present which
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered as medium grade
                    obligations, i.e., they are neither highly protected nor
                    poorly secured. Interest payments and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. Such bonds lack
                    outstanding investment characteristics and in fact have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate, and therefore not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

                                       43

<PG$PCN>

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                              LAZARD           MFS                                    DISCIPLINED
                                             TRAVELERS     INTERNATIONAL     EMERGING      FEDERATED     FEDERATED      MID CAP
                                            QUALITY BOND       STOCK          GROWTH      HIGH YIELD       STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.....................  $19,626,765     $27,006,350    $ 97,436,767   $29,410,108   $23,741,910   $ 9,421,585
  Foreign currency -- Cost................           --         600,207              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...................  $19,650,547     $29,652,764    $120,344,378   $29,767,041   $26,786,828   $10,451,419
  Foreign currency, at value..............           --         603,417              --            --            --            --
  Cash....................................          251         146,028              --           679           886           634
  Receivable from affiliate...............        2,351          30,215              --            --            --        10,528
  Receivable for securities sold..........           --         135,581         348,808        79,086            --       314,002
  Dividends and interest receivable.......      314,658          93,922          19,890       427,193        32,640         5,971
  Receivable for open forward foreign
    currency contracts (note 7)...........           --             265              --            --            --            --
  Collateral for securities on loan
    (note 9)..............................           --       1,102,694              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS............................   19,967,807      31,764,886     120,713,076    30,273,999    26,820,354    10,782,554
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable........        5,476              --          70,827        15,829        13,730            --
  Administration fees payable.............        1,131              --           7,883         1,460         1,318           517
  Payable to bank.........................           --              --         392,457            --            --            --
  Payable for securities purchased........           --         755,773         977,840       459,679        91,144       100,326
  Payable for open forward foreign
    currency contracts (note 7)...........           --               7              --            --            --            --
  Payable to broker -- variation margin...           --              --              --            --            --           750
  Payable for securities on loan
    (note 9)..............................           --       1,102,694              --            --            --            --
  Accrued expenses........................       23,146          45,016          66,720        17,987        18,320        19,032
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................       29,753       1,903,490       1,515,727       494,955       124,512       120,625
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $19,938,054     $29,861,396    $119,197,349   $29,779,044   $26,695,842   $10,661,929
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.........................  $19,429,462     $26,368,280    $ 96,523,319   $28,337,402   $22,981,243   $ 9,465,989
  Undistributed net investment income
    (accumulated net investment loss).....      442,359          80,456        (235,744)      927,180       109,088        26,191
  Accumulated net realized gain on
    investments...........................       42,451         757,343           2,846       157,529       560,593       114,934
  Net unrealized appreciation of
    investments, futures contracts and
    foreign currencies....................       23,782       2,655,317      22,906,928       356,933     3,044,918     1,054,815
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $19,938,054     $29,861,396    $119,197,349   $29,779,044   $26,695,842   $10,661,929
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................    1,871,854       2,232,205       7,816,796     2,506,230     1,710,121       797,189
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE...........................       $10.65          $13.38          $15.25        $11.88        $15.61        $13.37
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       44

<PG$PCN>

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                  TRAVELERS      LAZARD           MFS                                 DISCIPLINED
                                                   QUALITY    INTERNATIONAL    EMERGING     FEDERATED    FEDERATED      MID CAP
                                                    BOND          STOCK         GROWTH      HIGH YIELD     STOCK         STOCK
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................  $499,787     $   61,075     $   147,724   $  975,381   $   27,545   $   27,585
  Dividends.....................................        --        366,825          65,335       55,275      174,649       37,081
  Less: Foreign withholding tax.................        --        (44,794)         (1,361)          --           --           --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.......................   499,787        383,106         211,698    1,030,656      202,194       64,666
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).............    24,731         89,147         353,244       70,800       61,963       28,350
  Audit and legal...............................    10,000          8,660          18,000        8,000        8,000        7,100
  Pricing service fees..........................     9,000          3,902           4,000        1,000           --           --
  Administration fees (Note 2)..................     4,589          6,483          28,259        6,535        5,948        2,430
  Shareholder and system servicing fees.........     3,600          3,861           4,500        5,000        5,000        3,500
  Custody.......................................     3,000         29,748          32,000        5,000        5,000        7,317
  Shareholder communications....................     1,200          2,398           5,000        4,000        4,000        1,000
  Trustees' fees................................        --          1,000              --        1,000        1,000           --
  Other.........................................     1,251          1,122           2,439        2,141        3,298          500
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES................................    57,371        146,321         447,442      103,476       94,209       50,197
  Less: Management fee waiver (Note 2)..........        --        (11,499)             --           --           --      (11,722)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES..................................    57,371        134,822         447,442      103,476       94,209       38,475
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)....................   442,416        248,284        (235,744)     927,180      107,985       26,191
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES AND FUTURES CONTRACTS
(NOTES 3, 5 AND 7):
  Net Realized Gain (Loss) From:
     Securities transactions (excluding
      short-term securities)....................    42,473        765,085         609,825      157,473      561,874      180,328
     Foreign currency transactions..............        --        (89,008)             --           --           --           --
     Futures contracts..........................        --             --              --           --           --      (42,376)
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.............................    42,473        676,077         609,825      157,473      561,874      137,952
---------------------------------------------------------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation of
  Investments, Foreign Currencies and Futures
  Contracts:
     Beginning of period........................    62,830        613,193       5,784,835      518,084    1,360,255      553,589
     End of year................................    23,782      2,655,317      22,906,928      356,933    3,044,918    1,054,815
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED
     APPRECIATION...............................   (39,048)     2,042,124      17,122,093     (161,151)   1,684,663      501,226
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS..............     3,425      2,718,201      17,731,918       (3,678)   2,246,537      639,178
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS..........  $445,841     $2,966,485     $17,496,174   $  923,502   $2,354,522   $  665,369
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       45

<PG$PCN>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED
JUNE 30, 1998


                                                              LAZARD           MFS                                    DISCIPLINED
                                             TRAVELERS     INTERNATIONAL     EMERGING      FEDERATED     FEDERATED      MID CAP
                                            QUALITY BOND       STOCK          GROWTH      HIGH YIELD       STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)............  $   442,416    $    248,284    $   (235,744)  $   927,180   $   107,985   $    26,191
  Net realized gain.......................       42,473         676,077         609,825       157,473       561,874       137,952
  Increase (decrease) in net unrealized
     appreciation.........................      (39,048)      2,042,124      17,122,093      (161,151)    1,684,663       501,226
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS...........................      445,841       2,966,485      17,496,174       923,502     2,354,522       665,369
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................       (1,107)        (25,350)             --            --          (336)           --
  Net realized gain.......................      (56,635)        (29,664)             --       (27,425)     (148,514)     (169,721)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS........      (57,742)        (55,014)             --       (27,425)     (148,850)     (169,721)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares........   10,414,442      30,147,251      38,746,486    15,219,939    13,209,792     3,887,882
  Net asset value of shares issued for
     reinvestment of dividends............       57,742          55,014              --        27,425       148,850       169,722
  Cost of shares reacquired...............     (390,379)    (17,481,394)     (7,392,364)     (413,882)     (968,461)      (60,377)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.........................   10,081,805      12,720,871      31,354,122    14,833,482    12,390,181     3,997,227
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS....................   10,469,904      15,632,342      48,850,296    15,729,559    14,595,853     4,492,875
NET ASSETS:
  Beginning of period.....................    9,468,150      14,229,054      70,347,053    14,049,485    12,099,989     6,169,054
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*..........................  $19,938,054    $ 29,861,396    $119,197,349   $29,779,044   $26,695,842   $10,661,929
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
     income (accumulated net investment
     loss) of:                                 $442,359         $80,456       $(235,744)     $927,180      $109,088       $26,191
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       46

<PG$PCN>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997


                                                              LAZARD           MFS                                     MID CAP
                                             TRAVELERS     INTERNATIONAL    EMERGING      FEDERATED     FEDERATED    DISCIPLINED
                                            QUALITY BOND       STOCK         GROWTH      HIGH YIELD       STOCK         EQUITY
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO(1)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)............   $  373,606     $    52,418    $  (154,017)  $   684,101   $    82,351    $   27,096
  Net realized gain.......................       82,605          40,811        716,837       124,459       835,698       554,978
  Increase in net unrealized
     appreciation.........................       14,813         302,126      5,804,059       308,801     1,026,982       553,589
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS...........................      471,024         395,355      6,366,879     1,117,361     1,945,031     1,135,663
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................     (372,556)        (83,633)            --      (674,991)      (80,912)      (27,096)
  Net realized gain.......................      (25,992)        (43,960)    (1,166,235)     (108,965)     (688,465)     (408,275)
  Capital.................................           --              --        (28,057)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS........     (398,548)       (127,593)    (1,194,292)     (783,956)     (769,377)     (435,371)
--------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares........    3,953,455      10,987,549     51,846,752     7,584,598    11,893,958     5,057,979
  Net asset value of shares issued for
     reinvestment of dividends............      398,548         127,591      1,194,292       783,956       769,377       435,371
  Cost of shares reacquired...............     (228,848)     (1,476,177)      (790,424)      (33,577)   (5,118,527)      (24,588)
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.........................    4,123,155       9,638,963     52,250,620     8,334,977     7,544,808     5,468,762
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS....................    4,195,631       9,906,725     57,423,207     8,668,382     8,720,462     6,169,054
NET ASSETS:
  Beginning of year.......................    5,272,519       4,322,329     12,923,846     5,381,103     3,379,527            --
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*............................   $9,468,150     $14,229,054    $70,347,053   $14,049,485   $12,099,989    $6,169,054
--------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
  net investment income of:                      $1,050        $(53,470)            --            --        $1,439            --
--------------------------------------------------------------------------------------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       47

<PG$PCN>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios, formerly known as Mid Cap Disciplined Equity Fund ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $795, $7,788 and $1,690 were reclassified to paid-in capital for Lazard International Stock, MFS Emerging Growth and Federated High Yield Portfolios, respectively. In addition, a portion of accumulated net realized gain amounting to $27,016 was reclassified to paid-in capital for MFS Emerging Growth Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock

                                       48

<PG$PCN>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Portfolios ("DMCS"). TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1998, Travelers Insurance waived all or part of its fees in the amounts of $11,722, and $11,499 for DMCS and LIS, respectively.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the six months ended June 30, 1998 were as follows:

PORTFOLIO                                                      PURCHASES       SALES
---------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $30,959,033   $20,907,973
Lazard International Stock Portfolio........................   17,740,403     6,710,647
MFS Emerging Growth Portfolio...............................   52,827,337    21,928,047
Federated High Yield Portfolio..............................   18,202,369     3,496,333
Federated Stock Portfolio...................................   14,751,088     2,838,964
Disciplined Mid Cap Stock Portfolio.........................    7,398,999     3,809,082
---------------------------------------------------------------------------------------

     At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
PORTFOLIO                                                     APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $    54,479    $   (30,697)    $    23,782
Lazard International Stock Portfolio........................    3,707,880     (1,061,466)      2,646,414
MFS Emerging Growth Portfolio...............................   26,775,847     (3,868,236)     22,907,611
Federated High Yield Portfolio..............................      782,725       (425,792)        356,933
Federated Stock Portfolio...................................    3,708,417       (663,499)      3,044,918
Disciplined Mid Cap Stock Portfolio.........................    1,243,353       (213,519)      1,029,834
----------------------------------------------------------------------------------------------------------

                                       49

<PG$PCN>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     The LIS, MEG and DMCS Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, DMCS had the following open futures contracts:

                                         EXPIRATION        # OF        BASIS       MARKET     UNREALIZED
                                         MONTH/YEAR      CONTRACTS     VALUE       VALUE         GAIN
--------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
Mid Cap 400 Index......................     9/98             5        $886,519    $911,500     $24,981
--------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and DMCS Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1998, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 1998, the Portfolios did not write any options.

                                       50

<PG$PCN>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS may enter into forward foreign currency contracts.

     At June 30, 1998, LIS had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                      LOCAL        MARKET     SETTLEMENT    UNREALIZED
                 FOREIGN CURRENCY                   CURRENCY        VALUE        DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
TO BUY:
Japanese Yen......................................  1,693,688      $12,205      7/1/98         $265
TO SELL:
Japanese Yen......................................   660,591         4,760      7/1/98           (7)
-------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Forward Foreign Currency
  Contracts.......................................                                             $258
-------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

                                       51

<PG$PCN>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 1998, LIS loaned common stocks having a value of approximately $1,082,479 and holds the following collateral for loaned securities:

SECURITY DESCRIPTION                                           VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Abbey National London, 6.625% due 7/1/98..................  $   46,167
  Banco Exterior de Espano Brussels, 6.750% due 7/1/98......      46,167
  Banque Bruxelles Lambert London, 6.500% due 7/1/98........      46,167
  Creditanstalt-Bankverein, 6.750% due 7/1/98...............      46,167
  Generale Bank Milan, 6.750% due 7/1/98....................      46,167
  Nordeutsche Landesbank G.C., 6.750% due 7/1/98............      46,167
  Rabobank, London, 6.625% due 7/1/98.......................      46,167
  SudwestDeutsche Stuttgart, 6.625% due 7/1/98..............      46,167
  WestDeutsche Landesbank Singapore, 6.500% due 7/1/98......      46,167
COMMERCIAL PAPER:
  Corporate Asset Funding Co., Inc., 6.251% due 7/1/98......      55,390
  General Electric Credit, 6.751% due 7/1/98................       3,974
  Koch Industries Inc., 6.301% due 7/1/98...................      55,390
  Sheffield Receivable Corp., 6.501% due 7/1/98.............      36,926
  Variable Funding Capital Corp., 6.451% due 7/1/98.........      55,390
  Windmill Funding, 6.501% due 7/1/98.......................      55,390
REPURCHASE AGREEMENTS:
  CS First Boston, 6.580% due 7/1/98........................      18,466
  Merrill Lynch Sec/MLPFS, 6.350% due 7/1/98................     184,665
  NationsBanc Montgomery Sec Inc., 6.550% due 7/1/98........     221,600
------------------------------------------------------------------------
Total.......................................................  $1,102,694
------------------------------------------------------------------------

   10.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED         YEAR ENDED
                                                               JUNE 30, 1998        DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO:
Shares sold...............................................          989,746               387,874
Shares issued on reinvestment.............................            5,422                25,688
Shares redeemed...........................................          (36,948)              (21,988)
-------------------------------------------------------------------------------------------------
Net Increase..............................................          958,220               391,574
-------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO:
Shares sold...............................................        2,391,902               946,470
Shares issued on reinvestment.............................            4,165                11,082
Shares redeemed...........................................       (1,393,900)             (128,394)
-------------------------------------------------------------------------------------------------
Net Increase..............................................        1,002,167               829,158
-------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO:
Shares sold...............................................        2,739,362             4,341,790
Shares issued on reinvestment.............................               --               101,412
Shares redeemed...........................................         (523,565)              (67,367)
-------------------------------------------------------------------------------------------------
Net Increase..............................................        2,215,797             4,375,835
-------------------------------------------------------------------------------------------------

                                       52

<PG$PCN>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                              SIX MONTHS ENDED         YEAR ENDED
                                                               JUNE 30, 1998        DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO:
Shares sold...............................................        1,300,845               655,864
Shares issued on reinvestment.............................            2,312                69,193
Shares redeemed...........................................          (35,376)               (2,983)
-------------------------------------------------------------------------------------------------
Net Increase..............................................        1,267,781               722,074
-------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO:
Shares sold...............................................          887,616               916,896
Shares issued on reinvestment.............................            9,609                55,752
Shares redeemed...........................................          (61,991)             (402,093)
-------------------------------------------------------------------------------------------------
Net Increase..............................................          835,234               570,555
-------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO(1):
Shares sold...............................................          294,193               461,398
Shares issued on reinvestment.............................           12,780                35,196
Shares redeemed...........................................           (4,540)               (1,838)
-------------------------------------------------------------------------------------------------
Net Increase..............................................          302,433               494,756
-------------------------------------------------------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

                                       53

<PG$PCN>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

TRAVELERS QUALITY BOND PORTFOLIO                              1998(1)       1997        1996(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.36      $10.10       $10.00
-----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................     0.24        0.43         0.19
  Net realized and unrealized gain..........................     0.08        0.29         0.16
-----------------------------------------------------------------------------------------------
Total Income From Operations................................     0.32        0.72         0.35
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     0.00*      (0.43)       (0.19)
  Net realized gain.........................................    (0.03)      (0.03)       (0.06)
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.03)      (0.46)       (0.25)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $10.65      $10.36       $10.10
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     3.10%++     7.14%        3.56%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $19,938      $9,468       $5,273
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.75%+      0.75%        0.75%+
  Net investment income.....................................     5.76+       5.80         5.62+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................    21.41%        295%          35%
-----------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.13%
1996                          0.03                                1.76+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *   Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       54

<PG$PCN>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

LAZARD INTERNATIONAL STOCK PORTFOLIO                          1998(1)     1997      1996(2)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $11.57     $10.78    $10.00
-------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................     0.13       0.05      0.02
  Net realized and unrealized gain..........................     1.70       0.87      0.76
-------------------------------------------------------------------------------------------
Total Income From Operations................................     1.83       0.92      0.78
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.01)     (0.09)       --
  Net realized gain.........................................    (0.01)     (0.04)       --
-------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.02)     (0.13)       --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $13.38     $11.57    $10.78
-------------------------------------------------------------------------------------------
TOTAL RETURN................................................    15.48%++    8.50%     7.80%++
-------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $29,861    $14,229    $4,322
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     1.25%+     1.25%     1.25%+
  Net investment income.....................................     2.27+      0.66      0.42+
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       34%        22%        9%
-------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS........    $0.03      $0.04     $0.01
-------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the six months ended June 30, 1998, the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1998                         $0.01                                1.34%+
1997                          0.03                                1.76
1996                          0.07                                2.87+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       55

<PG$PCN>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

MFS EMERGING GROWTH PORTFOLIO                                 1998(1)      1997      1996(2)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $12.56     $10.55     $10.00
--------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(3)...........................     (0.03)     (0.03)      0.03
  Net realized and unrealized gain..........................      2.72       2.26       0.57
--------------------------------------------------------------------------------------------
Total Income From Operations................................      2.69       2.23       0.60
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --         --      (0.03)
  Net realized gain.........................................        --      (0.21)     (0.01)
  Capital...................................................        --      (0.01)     (0.01)
--------------------------------------------------------------------------------------------
Total Distributions.........................................        --      (0.22)     (0.05)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $15.25     $12.56     $10.55
--------------------------------------------------------------------------------------------
TOTAL RETURN................................................     21.42%++   21.15%      6.00%++
--------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $119,197    $70,347    $12,924
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      0.95%+     0.95%      0.95%+
  Net investment income (loss)..............................     (0.50)+    (0.40)      0.55+
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        25%        94%        49%
--------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS........     $0.06      $0.06      $0.03
--------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.05%
1996                          0.06                                2.09+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       56

<PG$PCN>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

FEDERATED HIGH YIELD PORTFOLIO                                1998(1)       1997        1996(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $11.34       $10.42      $10.00
-----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................     0.37         0.60        0.31
  Net realized and unrealized gain..........................     0.18         1.01        0.46
-----------------------------------------------------------------------------------------------
Total Income From Operations................................     0.55         1.61        0.77
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................       --        (0.60)      (0.31)
  Net realized gain.........................................    (0.01)       (0.09)      (0.04)
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.01)       (0.69)      (0.35)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $11.88       $11.34      $10.42
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     4.86%++     15.45%       7.61%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $29,779      $14,049      $5,381
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.95%+       0.95%       0.95%+
  Net investment income.....................................     8.48+        8.82        8.78+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       16%          43%         23%
-----------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.14%
1996                          0.04                                2.19+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       57

<PG$PCN>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout the period:

FEDERATED STOCK PORTFOLIO                                     1998(1)       1997        1996(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $13.83       $11.10      $10.00
-----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................     0.06         0.10        0.06
  Net realized and unrealized gain..........................     1.81         3.60        1.20
-----------------------------------------------------------------------------------------------
Total Income From Operations................................     1.87         3.70        1.26
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.00)*      (0.10)      (0.06)
  Net realized gain.........................................    (0.09)       (0.87)      (0.09)
  Capital...................................................       --           --       (0.01)
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.09)       (0.97)      (0.16)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $15.61       $13.83      $11.10
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................    13.52%++     33.41%      12.61%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $26,696      $12,100      $3,380
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.95%+       0.95%       0.95%+
  Net investment income.....................................     1.08+        1.11        1.55+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       14%          74%         11%
-----------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS........    $0.05        $0.05       $0.05
-----------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.02                                1.16%
1996                          0.08                                3.03+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *   Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       58

<PG$PCN>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout the period:

DISCIPLINED MID CAP STOCK PORTFOLIO                           1998(1)      1997(2)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 12.47      $10.00
----------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................     0.03        0.06
  Net realized and unrealized gain..........................     1.09        3.37
----------------------------------------------------------------------------------
Total Income From Operations................................     1.12        3.43
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................       --       (0.06)
  Net realized gain.........................................    (0.22)      (0.90)
----------------------------------------------------------------------------------
Total Distributions.........................................    (0.22)      (0.96)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................  $ 13.37      $12.47
----------------------------------------------------------------------------------
TOTAL RETURN++..............................................     9.00%      34.38%
----------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $10,662      $6,169
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(3)(4)............................................     0.95%       0.95%
  Net investment income.....................................     0.64        0.85
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       53%         74%
----------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS........    $0.05      $ 0.05
----------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(3) Travelers Insurance has waived all or a portion of its fees for the six months ended June 30, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $3,564 of the Portfolio's expenses for the period ended December 31, 1997. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1998                          0.02                                1.23%+
1997                          0.08                                1.82+

(4) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

                                       59

<PG$PCN>

                      (This page intentionally left blank)

<PG$PCN>

                      (This page intentionally left blank)

<PG$PCN>

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut




                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York



                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.



This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock Portfolios and Mid Cap Disciplined Equity Fund. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-98) Printed in U.S.A.

<PG$PCN>



THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 1998


                THE TRAVELERS SERIES TRUST:

                ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2005


[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183





















<PG$PCN>

TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS: SERIES 1998, 2000,
2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual reports for The Travelers Series
Trust: Zero-Coupon Bond Fund Portfolios: Series 1998, 2000 and 2005 ("Portfolio(s)") for the period ended June 30, 1998. In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can also be found in this report. A more detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

The U.S. economy continues to provide the domestic capital markets with the almost ideal conditions of low interest rates, lower inflation and steady economic growth. First quarter Gross Domestic Product ("GDP") growth was well ahead of expectations and led to the prospect of a Federal Reserve Board ("Fed") tightening midway through the first half of 1998. Reported inflation, however, remains low and the Asian currency crisis has caused the Fed to lean towards a more neutral stance.

Despite the strong first quarter, the U.S. economy has recently shown signs of slowing down. While industrial production and retail sales have gone down, the most compelling evidence of the slowdown comes from the bond market. For the first time since 1990, the portion of the Treasury yield curve, showing the spread between the two-year and ten-year Treasury yields is now slightly inverted. (The yield curve shows the difference between short- and long-term yields.) In the past, an inverted yield curve has been a sign of an economic downturn.

Fed Chairman Alan Greenspan notes in his latest testimony on July 21, 1998, that the Fed remains more concerned about inflation than an economic recession. We see no indications of either an economic or earnings recession in the near future and the risk in the stock market, in our view, is largely mitigated by this outlook.

The U.S. stock market posted handsome returns in the first half of 1998. For the six months ended June 30, 1998, the Dow Jones Industrial Average ("DJIA") rose 13.2% while the broader S&P 500 Index gained 17.7%. At this pace, we believe the stock market could produce, yet again, another year of 30% or more appreciation, a three-year run unprecedented in the history of the stock market. The bond market produced healthy returns as yields on 30-year U.S. Treasury bonds fell to their lowest level since the introduction of these securities in 1977.

We look ahead to a slower U.S. economy in the second half of 1998. The absence of inflationary pressures should keep long-term bond yields below 6% while the combination of lofty valuations and slower corporate earnings growth in 1998 could find stocks at the upper end of a trading range for the rest of the year.

FIXED INCOME MARKET COMMENTARY

Just when many investors were getting somewhat more comfortable with risk again, the Asian financial crisis re-erupted in May and June. Unrest in Indonesia and further weakness in the Japanese yen were some of the latest highlights in the latest chapter of the Asian crisis. The region's turmoil sent Asia's stock markets down again and caused major setbacks in most emerging country stock and bond markets. In addition, heightened investor concerns about greater risk triggered yet another crisis in Russia's fragile markets.

In reaction to the renewed troubles in Asia, the U.S. bond market rallied, as many global investors sought refuge in U.S. Treasury securities during the reporting period. Combined with U.S. and Japanese intervention to stabilize the yen, the rally in U.S. Treasurys helped to support the U.S. stock and bond markets by the end of the second quarter of 1998. Within the U.S. bond markets, investment-grade bonds barely performed better than U.S. Treasurys. Many longer-maturity bonds could not keep pace with the strong performance of the 30-Year U.S. Treasury bond. Mortgage-backed security spreads widened and discount bonds performed better than premium bonds, as mortgage prepayments remained high. Corporate bond spreads widened due to heavy issuance (i.e., more supply) with the most widening occurring in bonds issued by corporations that were more impacted by the Asian crisis.

Municipal bonds performed poorly as heavy issuance and investor "sticker shock" kept tax-exempt bond yields from declining as much as U.S. Treasurys. High yield bonds and emerging market bonds also lagged U.S. Treasurys during the second quarter of 1998, although high yield bonds are still ahead of U.S. Treasurys for the first six months of 1998.

                                        1

<PG$PCN>

We continue to believe that interest rates in the U.S. will slowly move lower as the crisis in Asia pushes U.S. GDP down to a 1% to 2% annual range in the second half of 1998. Exports from the U.S. have declined sharply and the trade deficit has widened rapidly. We expect even greater deterioration in the U.S. trade deficit as Asian imports accelerate in the second half of the year. Inventory growth in the U.S. was strong in the first half of 1998, and that condition should slow projected U.S. economic growth in the second half of the year. In addition, we expect that corporate profits will continue to be flat, which, combined with high inventories and weak commodity prices, should help to weaken capital spending during the next several quarters.

Within the U.S. bond market, we anticipate that the yield curve will be steeper six to twelve months from now. However, we think that the yield curve will likely stay flat until it becomes clearer that the inflationary risks from currently tight U.S. labor markets have passed. As rates decline, bond spreads are likely to widen. In addition, bond spreads should widen more because of a continuation of the flight to quality as well as the fact that the supply of bonds should remain high at these rate levels. The overall low inflationary environment and the expected economic slowdown, along with the increased volatility in the stock market, have created a favorable backdrop for fixed income investments.

ZERO-COUPON BOND FUND PORTFOLIO PERFORMANCE

The three Zero-Coupon Bond Fund Portfolios commenced operations on October 11, 1995. These Portfolios were set up as an option for the Travelers Single Premium Variable Universal Life Product offered by The Travelers Insurance Company and the Travelers Life and Annuity Company. The three Portfolios have target maturity dates of December 1998, December 2000 and December 2005, respectively. The Portfolios invest primarily in U.S. Treasury bonds that have a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer returns based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

Each Portfolio is managed (i.e., immunized) to have a duration equal to a zero-coupon bond due on its maturity date. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) To boost its yield potential, we have added zero-coupon corporate bonds. Because these are hard to find, we buy a range of maturities and use U.S. Treasury strips to bring total duration in line. U.S. Treasury strip positions are used to adjust each Portfolio's durations.

ZERO-COUPON BOND PORTFOLIO SERIES 1998

The Zero-Coupon Bond Fund Portfolio Series 1998 had a total return of 2.82% for the six months ended June 30, 1998 versus the Merrill Lynch Zero Coupon's two-year return of 2.90% for the same period.

ZERO-COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero-Coupon Bond Fund Portfolio Series 2000 had a total return of 3.42% for the six months ended June 30, 1998 versus the Merrill Lynch Zero Coupon's five-year total return of 3.29% for the same period.

ZERO-COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero-Coupon Bond Fund Portfolio Series 2005 had a total return of 4.65% for the six months ended June 30, 1998 versus the Merrill Lynch Zero Coupon's ten-year total return of 4.87% for the same period.

In closing, thank you for investing in The Travelers Series Trust: Zero-Coupon Bond Fund Portfolios. We look forward to serving your investment needs in the future.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 22, 1998

                                        2

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURN
              ---------------------------
    Six Months Ended 6/30/98+                2.82%
    Year Ended 6/30/98                       6.47%
    10/11/95* through 6/30/98                5.70%

                CUMULATIVE TOTAL RETURN
    -----------------------------------------------
    10/11/95* through 6/30/98               16.29%
    *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through June 30, 1998. The Merrill Lynch Zero Coupon - 2 year is comprised of U.S. government stripped securities which have a maturity not greater than two years.

+ Total return is not annualized, as it may not be representative of the total return for the year.

                              Zero Coupon
                               Bond Fund       Merrill Lynch
    Measurement Period      Portfolio Series  Zero Coupon - 2
  (Fiscal Year Covered)           1998              year
10/11/95                               10000             10000
12/31/95                               10211             10299
12/31/96                               10655             10738
6/30/97                                10922             11039
12/31/97                               11309             11350
6/30/98                                11629             11679

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURN
              ---------------------------
    Six Months Ended 6/30/98+                3.42%
    Year Ended 6/30/98                       8.36%
    10/11/95* through 6/30/98                6.10%

                CUMULATIVE TOTAL RETURN
    -----------------------------------------------
    10/11/95* through 6/30/98               17.48%
    *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through June 30, 1998. The Merrill Lynch Zero Coupon - 5 year is comprised of U.S. government stripped securities which have a maturity not greater than five years.

+ Total return is not annualized, as it may not be representative of the total return for the year.

                              Zero Coupon
                               Bond Fund       Merrill Lynch
    Measurement Period      Portfolio Series  Zero Coupon - 5
  (Fiscal Year Covered)           2000              year
10/11/95                               10000             10000
12/31/95                               10252             10405
12/31/96                               10596             10648
6/30/97                                10841             10924
12/31/97                               11359             11226
6/30/98                                11748             11595

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        3

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURN
              ---------------------------
    Six Months Ended 6/30/98+                4.65%
    Year Ended 6/30/98                      14.41%
    10/11/95* through 6/30/98                8.09%

                CUMULATIVE TOTAL RETURN
    -----------------------------------------------
    10/11/95* through 6/30/98               23.58%
    *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through June 30, 1998. The Merrill Lynch Zero Coupon - 10 year is comprised of U.S. government stripped securities which have a maturity not greater than ten years.

+ Total return is not annualized, as it may not be representative of the total return for the year.

                              Zero Coupon
                               Bond Fund       Merrill Lynch
    Measurement Period      Portfolio Series   Zero Coupon -
  (Fiscal Year Covered)           2005            10 year
10/11/95                               10000             10000
12/31/95                               10480             10687
12/31/96                               10580             10584
6/30/97                                10802             10829
12/31/97                               11810             11101
6/30/98                                12358             11642

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        4

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

  FACE
 AMOUNT    RATINGS                             SECURITY                              VALUE
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 56.5%
$810,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       11/15/98
                     (Cost -- $792,826)..........................................  $  794,318
---------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 2.0%
  30,338    AAA      Federal Home Loan Mortgage Corp., zero coupon bond to yield
                       6.995% due 12/15/99 (Cost -- $28,925).....................      29,011
---------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.1%
---------------------------------------------------------------------------------------------
AUTOMOBILE -- 3.5%
  48,000    A        General Motors Acceptance Corp., Note, 7.500% due 5/26/00...      49,321
---------------------------------------------------------------------------------------------
BANKING -- 3.9%
  60,000    AAA      Deutsche Bank Financial, zero coupon medium term note to
                       yield 6.976% due 2/1/00...................................      54,825
---------------------------------------------------------------------------------------------
FINANCE -- 7.7%
  60,000    A        Avco Financial Services, Inc., zero coupon structure note to
                       yield 6.975% due 12/16/98.................................      58,449
  50,000    NR       Sears Overseas Financial NV, zero coupon bond to yield
                       6.282% due 7/12/98........................................      49,951
---------------------------------------------------------------------------------------------
                                                                                      108,400
---------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $212,098)               212,546
---------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 16.5%
---------------------------------------------------------------------------------------------
BANKING -- 8.2%
  60,000    A+       Chemical New York NV Corp., zero coupon bond to yield 7.085%
                       due 2/16/99...............................................      58,103
  60,000    NR       International Bank of Reconstruction & Development, zero
                       coupon bond to yield 7.521% due 4/16/99...................      56,813
---------------------------------------------------------------------------------------------
                                                                                      114,916
---------------------------------------------------------------------------------------------
FOOD -- 4.2%
  62,000    A        PepsiCo, Inc., zero coupon note to yield 7.136% due
                       5/25/99...................................................      58,822
---------------------------------------------------------------------------------------------
INSURANCE -- 4.1%
  60,000    AA       New England Life, zero coupon bond to yield 7.460% due
                       2/1/99....................................................      57,975
---------------------------------------------------------------------------------------------
                     TOTAL FOREIGN BONDS AND NOTES (Cost -- $231,067)                 231,713
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.9%
 139,000             Citibank, 5.317% due 7/1/98; Proceeds at
                       maturity -- $139,021;
                     (Fully collateralized by U.S. Treasury Note, 8.875% due
                       2/15/99;
                     Market value -- $142,256) (Cost -- $139,000)................     139,000
---------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100% (Cost -- $1,403,916**)              $1,406,588
---------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        5

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT    RATINGS                             SECURITY                              VALUE
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 57.4%
$587,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       11/15/00..................................................  $  516,814
 167,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       5/15/01...................................................     143,101
 300,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       8/15/01...................................................     253,479
  74,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       11/15/02..................................................      58,446
  47,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       2/15/03...................................................      36,623
---------------------------------------------------------------------------------------------
                     TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $989,208)             1,008,463
---------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 3.1%
  62,000    AAA      Federal Home Loan Mortgage Corp., zero coupon bond to yield
                       7.452% due 9/15/18 (Cost -- $55,617)......................      55,761
---------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 17.0%
---------------------------------------------------------------------------------------------
BANKING -- 3.1%
  60,000    AAA      Deutsche Bank Financial, zero coupon medium term note to
                       yield 6.652% due 2/1/00...................................      54,825
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.2%
  65,000    AAA      Exxon Capital Ventures, Inc., zero coupon guaranteed note to
                       yield 6.713% due 2/15/01..................................      55,981
---------------------------------------------------------------------------------------------
FOODS -- 3.1%
  70,000    AA-      Archer-Daniels Midland Co., zero coupon debenture
                       to yield 6.830% due 5/1/02................................      55,738
---------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.1%
  65,000    BBB      Hospital Corp. of America, zero coupon bond to yield 7.311%
                       due 6/1/00................................................      53,869
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.5%
  70,000    BBB-     Tele-Communications Inc., amortizing note, 9.650% due
                       10/1/03...................................................      78,138
---------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $296,840)               298,551
---------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 22.5%
---------------------------------------------------------------------------------------------
BANKING -- 6.5%
  60,000    A+       Chemical New York NV Corp., zero coupon bond to yield 7.316%
                       due 2/16/99...............................................      58,103
  60,000    NR       International Bank of Reconstruction & Development, zero
                       coupon bond to yield 7.316% due 4/16/99...................      56,813
---------------------------------------------------------------------------------------------
                                                                                      114,916
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.1%
  65,000    A+       American Express Co., zero coupon bond to yield 6.945% due
                       12/12/00..................................................      56,306
  50,000    A+       IBM International Finance NV, 6.250% due 10/10/00...........      50,394
---------------------------------------------------------------------------------------------
                                                                                      106,700
---------------------------------------------------------------------------------------------
FOODS -- 3.3%
  62,000    A        PepsiCo, Inc., zero coupon note to yield 6.932% due
                       5/25/99...................................................      58,822
---------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.3%
  64,000    AA+      Kingdom of Sweden, zero coupon note to yield 6.395% due
                       7/31/00...................................................      56,960
---------------------------------------------------------------------------------------------
INSURANCE -- 3.3%
  60,000    AA       New England Life, zero coupon bond to yield 7.228% due
                       2/1/99....................................................      57,975
---------------------------------------------------------------------------------------------
                     TOTAL FOREIGN BONDS AND NOTES (Cost -- $393,800)                 395,373
---------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100% (Cost -- $1,735,465**)              $1,758,148
---------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        6

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT     RATINGS                             SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 79.0%
$  970,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       11/15/05....................................................  $  648,804
 1,600,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       2/15/06.....................................................   1,053,343
   500,000    AAA      U.S. Treasury Note, Stripped Principal Payment Only due
                       2/15/09.....................................................     276,935
-----------------------------------------------------------------------------------------------
                       TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $1,821,337)           1,979,082
-----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 4.5%
-----------------------------------------------------------------------------------------------
FINANCE -- 2.3%
    80,000    A+       Grand Metro Investment, zero coupon note to yield 7.137% due
                       1/6/04......................................................      57,700
-----------------------------------------------------------------------------------------------
FOODS -- 2.2%
    70,000    AA-      Archer-Daniels Midland Co., zero coupon bond to yield 6.932%
                       due 5/1/02..................................................      55,738
-----------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $110,334)               113,438
-----------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 9.1%
-----------------------------------------------------------------------------------------------
BANKING -- 2.4%
    75,000    A        Chemical New York NV Corp., zero coupon bond to yield 7.646%
                       due 2/16/02.................................................      60,141
-----------------------------------------------------------------------------------------------
FINANCE -- 2.3%
    80,000    AAA      Exxon Capital Corp., zero coupon note to yield 7.287% due
                       11/15/04....................................................      56,150
-----------------------------------------------------------------------------------------------
FOODS -- 2.2%
    80,000    A+       General Mills Inc., zero coupon bond to yield 7.820% due
                       8/15/04.....................................................      55,800
-----------------------------------------------------------------------------------------------
INSURANCE -- 2.2%
    80,000    AAA      American International Group, zero coupon bond to yield
                       7.570% due 8/15/04..........................................      55,800
-----------------------------------------------------------------------------------------------
                       TOTAL FOREIGN BONDS AND NOTES (Cost -- $219,983)                 227,891
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
   186,000             Citibank, 5.464% due 7/1/98; Proceeds at
                       maturity -- $186,028;
                       (Fully collateralized by U.S. Treasury Note, 5.500% due
                       1/31/03;
                       Market value -- $194,038) (Cost -- $186,000)................     186,000
-----------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $2,337,654**)              $2,506,411
-----------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's. Capacity to pay interest and repay
          principal are extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
          generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
          and principal is secure. While the various protective
          elements are likely to change, such changes as can be
          visualized are most unlikely to impair the fundamentally
          strong position of such issues.
Aa   --   Bonds rated "Aa" are judged to be of high quality by all
          standards. Together with the Aaa group they comprise what
          are generally known as high grade bonds. They are rated
          lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
          protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
          appear somewhat larger than in Aaa securities.
A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
          Factors giving security to principal and interest are
          considered adequate but elements may be present which
          suggest a susceptibility to impairment some time in the
          future.
Baa  --   Bonds rated "Baa" are considered as medium grade
          obligations, i.e., they are neither highly protected nor
          poorly secured. Interest payments and principal security
          appear adequate for the present but certain protective
          elements may be lacking or may be characteristically
          unreliable over any great length of time. Such bonds lack
          outstanding investment characteristics and in fact have
          speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                              ZERO COUPON   ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              SERIES 1998   SERIES 2000   SERIES 2005
-----------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,403,916, $1,735,465 and
     $2,337,654 respectively)...............................  $1,406,588    $1,758,148    $2,506,411
  Cash......................................................         638        41,806            67
  Interest receivable.......................................         916         3,939            29
  Receivable from affiliate.................................      41,798        43,232        45,789
-----------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   1,449,940     1,847,125     2,552,296
-----------------------------------------------------------------------------------------------------
LIABILITIES:
  Accrued expenses..........................................      12,860        14,097        15,299
-----------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      12,860        14,097        15,299
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $1,437,080    $1,833,028    $2,536,997
-----------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $1,396,756    $1,764,105    $2,307,473
  Undistributed net investment income.......................      39,273        51,927        68,462
  Accumulated net realized loss on security transactions....      (1,621)       (5,687)       (7,695)
  Net unrealized appreciation of investments................       2,672        22,683       168,757
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $1,437,080    $1,833,028    $2,536,997
-----------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................     139,325       175,827       230,406
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................      $10.31        $10.43         $11.01
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                              ZERO COUPON    ZERO COUPON    ZERO COUPON
                                                               BOND FUND      BOND FUND      BOND FUND
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              SERIES 1998    SERIES 2000    SERIES 2005
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................    $40,329        $53,251       $ 70,219
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................      6,000          6,000          6,000
  Shareholder and system servicing fees.....................      3,105          3,550          3,555
  Shareholder communications................................      2,000          2,500          3,250
  Investment advisory fees (Note 2).........................        706            887          1,172
  Custody...................................................        585            200            425
  Administration fees (Note 2)..............................        424            534            706
  Other.....................................................        500          1,000          1,000
-------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................     13,320         14,671         16,108
  Less: Expense reimbursement (Note 2)......................    (12,261)       (13,341)       (14,349)
-------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................................      1,059          1,330          1,759
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................     39,270         51,921         68,460
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Security Transactions (excluding
     short-term securities):
       Proceeds from sales..................................         --          5,183         78,106
       Cost of securities sold..............................         --          5,160         75,294
-------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................         --             23          2,812
-------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
       Beginning of period..................................      1,618         14,731        129,642
       End of period........................................      2,672         22,683        168,757
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................      1,054          7,952         39,115
-------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................      1,054          7,975         41,927
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................    $40,324        $59,896       $110,387
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 1998

                                                                 ZERO          ZERO          ZERO
                                                                COUPON        COUPON        COUPON
                                                               BOND FUND     BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              SERIES 1998   SERIES 2000   SERIES 2005
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   39,270    $   51,921    $   68,460
  Net realized gain.........................................          --            23         2,812
  Increase in net unrealized appreciation...................       1,054         7,952        39,115
-----------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      40,324        59,896       110,387
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (446)         (949)       (2,117)
-----------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................        (446)         (949)       (2,117)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares.........................      10,998        49,737       238,915
  Net asset value of shares issued for reinvestment of
     dividends..............................................         446           949         2,117
  Cost of shares reacquired.................................     (17,377)      (33,193)     (169,675)
-----------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      (5,933)       17,493        71,357
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................      33,945        76,440       179,627
NET ASSETS:
  Beginning of period.......................................   1,403,135     1,756,588     2,357,370
-----------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $1,437,080    $1,833,028    $2,536,997
-----------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $39,273       $51,927       $68,462
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 ZERO          ZERO          ZERO
                                                                COUPON        COUPON        COUPON
                                                               BOND FUND     BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              SERIES 1998   SERIES 2000   SERIES 2005
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   75,208    $   96,984    $  126,611
  Net realized loss.........................................        (946)       (2,672)       (3,033)
  Increase in net unrealized appreciation...................       6,304        20,928       110,215
-----------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      80,566       115,240       233,793
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (75,077)      (96,426)     (125,818)
  Net realized gain.........................................        (675)           --            --
-----------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (75,752)      (96,426)     (125,818)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares.........................      52,016       108,077       308,853
  Net asset value of shares issued for reinvestment of
     dividends..............................................      75,752        96,426       125,818
  Cost of shares reacquired.................................     (32,017)      (31,473)     (239,518)
-----------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......      95,751       173,030       195,153
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     100,565       191,844       303,128
NET ASSETS:
  Beginning of year.........................................   1,302,570     1,564,744     2,054,242
-----------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $1,403,135    $1,756,588    $2,357,370
-----------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........        $449          $955        $2,119
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 1998 ("Series 1998"), Zero Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon Bond Fund Portfolio Series 2005 ("Series 2005"), (collectively, "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and sixteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock Portfolio (formerly known as Mid Cap Disciplined Equity Fund), Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock and Strategic Stock Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $318 and $397, were reclassified to paid-in capital for Series 1998 and Series 2000, respectively. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and adviser to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1998, Travelers Insurance has agreed to reimburse Series 1998, Series 2000, and Series 2005 for expenses in the amount of $12,261, $13,341, and $14,349, respectively.

                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3.  INVESTMENTS

     During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                              SERIES    SERIES    SERIES
                                                               1998      2000      2005
-----------------------------------------------------------------------------------------
Purchases...................................................      --        --         --
Sales.......................................................      --    $5,183    $78,106
-----------------------------------------------------------------------------------------

     At June 30, 1998, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              SERIES    SERIES      SERIES
                                                               1998      2000        2005
-------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $3,022    $27,068    $168,757
Gross unrealized depreciation...............................    (350)    (4,385)         --
-------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $2,672    $22,683    $168,757
-------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $5,200 and $8,500, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                               2000      2003      2004      2005
--------------------------------------------------------------------------------------------------
Series 2000.................................................  $5,200        --        --        --
Series 2005.................................................      --    $1,800    $1,700    $5,000
--------------------------------------------------------------------------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 1998      DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
SERIES 1998
Shares sold.................................................        1,088                5,116
Shares issued on reinvestment...............................           43                7,560
Shares redeemed.............................................       (1,706)              (3,138)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (575)               9,538
---------------------------------------------------------------------------------------------------
SERIES 2000
Shares sold.................................................        4,840               10,557
Shares issued on reinvestment...............................           91                9,576
Shares redeemed.............................................       (3,242)              (3,082)
---------------------------------------------------------------------------------------------------
Net Increase................................................        1,689               17,051
---------------------------------------------------------------------------------------------------
SERIES 2005
Shares sold.................................................       22,182               29,538
Shares issued on reinvestment...............................          192               11,994
Shares redeemed.............................................      (15,794)             (23,752)
---------------------------------------------------------------------------------------------------
Net Increase................................................        6,580               17,780
---------------------------------------------------------------------------------------------------

                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998                   1998(1)       1997        1996         1995(2)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................      $10.03        $9.99      $10.25        $10.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3).............................        0.28         0.57        0.53          0.12
  Net realized and unrealized gain (loss)...............        0.00*        0.04       (0.13)         0.13
--------------------------------------------------------------------------------------------------------------
Total Income From Operations............................        0.28         0.61        0.40          0.25
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................................        0.00*       (0.56)      (0.65)           --
  Net realized gains....................................          --        (0.01)      (0.01)           --
--------------------------------------------------------------------------------------------------------------
Total Distributions.....................................        0.00        (0.57)      (0.66)           --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................      $10.31       $10.03       $9.99        $10.25
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................................        2.82%++      6.13%       3.94%         2.50%++
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......................      $1,437       $1,403      $1,303        $1,024
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(4).......................................        0.15%+       0.15%       0.15%         0.15%+
  Net investment income.................................        5.56+        5.55        5.64          5.55+
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................................           0%          17%         19%           20%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).
(2) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(3) For the six months ended June 30, 1998, the years ended December 31, 1997 and 1996, and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $12,261, $27,937, $31,112 and $14,257 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                 PER SHARE DECREASES               EXPENSE RATIOS
               TO NET INVESTMENT INCOME         WITHOUT REIMBURSEMENT
               ------------------------         ---------------------
  1998                  $0.09                           1.89%+
  1997                   0.20                           2.21
  1996                   0.24                           2.82
  1995                   0.14                           6.51+

(4) The expense ratios for the six months ended June 30, 1998, years ended December 31, 1997 and 1996, and the period ended December 31, 1995 reflect an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000                   1998(1)       1997        1996         1995(2)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $10.09        $9.96      $10.31        $10.00
---------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)...............................      0.30         0.59        0.50          0.13
  Net realized and unrealized gain (loss).................      0.05         0.13       (0.22)         0.18
---------------------------------------------------------------------------------------------------------------
Total Income From Operations..............................      0.35         0.72        0.28          0.31
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................................     (0.01)       (0.59)      (0.63)           --
---------------------------------------------------------------------------------------------------------------
Total Distributions.......................................     (0.01)       (0.59)      (0.63)           --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............................    $10.43       $10.09       $9.96        $10.31
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................................      3.42%++      7.20%       2.76%         3.10%++
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........................    $1,833       $1,757      $1,565        $1,029
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(4).........................................      0.15%+       0.15%       0.15%         0.15%+
  Net investment income...................................      5.84+        5.88        5.74          5.61+
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................................         0%          29%         33%           34%
---------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).
(2) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(3) For the six months ended June 30, 1998, the years ended December 31, 1997 and 1996, and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $13,341, $27,177, $31,032 and $14,257 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                 PER SHARE DECREASES               EXPENSE RATIOS
               TO NET INVESTMENT INCOME         WITHOUT REIMBURSEMENT
               ------------------------         ---------------------
  1998                  $0.08                           1.65%+
  1997                   0.16                           1.80
  1996                   0.20                           2.49
  1995                   0.14                           6.51+

(4) The expense ratios for the six months ended June 30, 1998, years ended December 31, 1997 and 1996, and the period ended December 31, 1995 reflect an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005                1998(1)       1997        1996         1995(2)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $10.53        $9.97      $10.48        $10.00
------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)............................      0.30         0.60        0.48          0.13
  Net realized and unrealized gain (loss)..............      0.19         0.56       (0.38)         0.35
------------------------------------------------------------------------------------------------------------
Total Income From Operations...........................      0.49         1.16        0.10          0.48
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................................     (0.01)       (0.60)      (0.61)           --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (0.01)       (0.60)      (0.61)           --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................    $11.01       $10.53       $9.97        $10.48
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................      4.65%++     11.63%       0.90%         4.80%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......................    $2,537       $2,357      $2,054        $1,050
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(4)......................................      0.15%+       0.15%       0.15%         0.15%+
  Net investment income................................      5.82+        6.11        6.14          5.89+
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................         0%           9%         17%           23%
------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).
(2) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(3) For the six months ended June 30, 1998, the years ended December 31, 1997 and 1996, and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $14,349, $28,361, $30,922 and $14,256 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                 PER SHARE DECREASES               EXPENSE RATIOS
               TO NET INVESTMENT INCOME         WITHOUT REIMBURSEMENT
               ------------------------         ---------------------
  1998                  $0.06                           1.37%+
  1997                   0.13                           1.52
  1996                   0.15                           2.17
  1995                   0.14                           6.48+

(4) The expense ratios for the six months ended June 30, 1998, the years ended December 31, 1997 and 1996, and the period ended December 31, 1995 reflect an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                       18

<PG$PCN>

                       (This page intentionally left blank)

<PG$PCN>

                       (This page intentionally left blank)

<PG$PCN>

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Semi-Annual) (8-98) Printed in U.S.A.

<PG$PCN>




THE TRAVELERS VARIABLE
PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 1998

[PHOTO]

                     THE TRAVELERS SERIES TRUST:

                     CONVERTIBLE BOND PORTFOLIO
                     STRATEGIC STOCK PORTFOLIO
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO
                     MFS MID CAP GROWTH PORTFOLIO
                     MFS RESEARCH PORTFOLIO


[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

<PG$PCN>

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series
Trust -- Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research Portfolios ("Portfolio(s)") for the period ended June 30, 1998. A more detailed summary of performance and current holdings for each Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
                      SUBACCOUNT                        COMMENTARY    INVESTMENTS
                      ----------                        ----------    -----------
Convertible Bond Portfolio............................      3              8
Strategic Stock Portfolio.............................      4             10
Disciplined Small Cap Stock Portfolio.................      4             12
MFS Mid Cap Growth Portfolio..........................      5             19
MFS Research Portfolio................................      6             23

ECONOMIC REVIEW AND OUTLOOK

The U.S. economy continues to provide the domestic capital markets with the almost ideal conditions of low interest rates, lower inflation and steady economic growth. First quarter Gross Domestic Product ("GDP") growth was well ahead of expectations and led to the prospect of a Federal Reserve Board ("Fed") tightening midway through the first half of 1998. Reported inflation, however, remains low and the Asian currency crisis has caused the Fed to lean toward a more neutral stance.

Despite the strong first quarter, the U.S. economy has recently showed signs of slowing down. While industrial production and retail sales have gone down, the most compelling evidence of the slowdown comes from the bond market. For the first time since 1990, the yield curve, defined by the spread between the two-year and ten-year Treasury yields, is now slightly inverted. (The yield curve shows the difference between short- and long-term yields.) In the past, an inverted yield curve has been a harbinger of an economic downturn.

Fed Chairman Alan Greenspan notes in his latest testimony on July 21, 1998 that the Fed remains more concerned about inflation rather than an economic recession. We see no indications of either an economic or earnings recession in the near future and the risk in the stock market, in our view, is largely mitigated by this outlook.

The U.S. stock market posted handsome returns in the first half of 1998. On a year-to-date basis, the Dow Jones Industrial Average ("DJIA") rose 13.2% while the broader Standard & Poor's 500 Index ("S&P 500") gained 17.7%. At this pace, the stock market would yet again produce another year of 30% or more appreciation, a three-year run unprecedented in the history of the stock market. The bond market produced healthy returns as yields on 30-year U.S. Treasury bonds fell to their lowest level since the introduction of these securities in 1977.

We look ahead to a slower economy in the second half of 1998. The absence of inflationary pressures should keep long-term bond yields below 6% while the combination of lofty valuations and slower corporate earnings growth in 1998 could find stocks at the upper end of a trading range for the rest of the year.

EQUITY MARKET COMMENTARY

After three remarkable years of market appreciation averaging more than 30% annually, the first quarter's total return S&P 500 of almost 15% was that much more impressive. Since 1995, the stock market's climb has also been supported by a dramatic increase in money flows by domestic and foreign investors, as well as corporate buybacks and merger activity. Low domestic inflation and steady revenue gains have also contributed to the expansion in the P/E multiple. (a P/E ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.)

Stock market volatility increased significantly in the second quarter of 1998. Investor focus shifted from the prospects of Fed monetary policy tightening to the Asian crisis and eventually to hopes of reasonable corporate earnings growth for the second quarter. Large-capitalization stocks posted a gain for the second quarter of 1998 while small-capitalization stocks declined to fall farther behind their large-cap stock counterparts.

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A seesaw pattern in stock prices persisted at the beginning of the second quarter of 1998, as stock prices remained almost unchanged at the end of April from a month earlier. Interest rate concerns took center stage towards the end of April as the Fed publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 fell 4.3% from April 23, 1998 to April 27, 1998.

Despite a strong first quarter GDP report and low inflation, a slowdown in the second half of 1998 became more apparent. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 declined by almost 2% while the Russell 2000 Index fell nearly 5%. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges.) Several companies provided early guidance about lower second quarter earnings during the month of May. Investors, already worried about record valuations in the stock market, showed no mercy in their response to such disappointments as some stock prices tumbled down by as much as 50%.

Growth stocks performed better than value stocks in the second quarter of 1998 in the large-cap universe. In particular, the technology, health care and consumer discretionary sectors performed quite well while the energy sector underperformed significantly in the wake of falling oil prices.

The widely anticipated earnings pre-announcement season at the end of June, when companies confess to upcoming earnings shortfalls, was not as severe as in prior quarters. Many stock market investors appear to have drawn a positive inference from this event and the current outlook for second quarter earnings seems favorable. Corporate earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999.

Besides the historically high valuations for large capitalization stocks, we think the principal risk to the U.S. stock market remains on the earnings front. If Asia remains in a protracted recession, which is a likely scenario at this point, a slowdown in the global economy could take its toll on U.S. corporate profits. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market in the short term but bullish over the intermediate to long term.

In our view, three trends predominated in the international stock markets during the latter stages of the reporting period:

          - Large-capitalization stocks materially outperformed mid- and small-capitalization stocks.

          - The stock markets of relatively mature, developed economies outperformed the more volatile and less liquid emerging markets.

          - The strength of the U.S. dollar versus the currencies of the United States' major trading partners largely negated returns earned in local currencies.

The latter months of 1997 and early 1998 were marked by a sense of crisis in the international markets. The Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies (such as Taiwan and Singapore) but also ultimately crushing the Korean economy and its currency. In Japan, the largest Asian stock market and economy and a major regional lender, the crisis contributed to an already deteriorating local Japanese outlook.

We believe the Asian currency and economic collapse has far-reaching and as yet not fully understood implications for global capital markets. So far, rescue efforts have centered on creating stability and stemming further precipitous declines in currencies and consumer and business confidence, such as the feverish year-end efforts of the International Monetary Fund ("IMF") and global banks to prevent a total collapse of the Korean financial system. In light of this turmoil, the strength of the U.S. dollar and bond market, to some degree, have reflected investor preferences for liquidity, stability and strength.

But the intermediate effects of these financial woes on Asia cannot be denied: economic contraction and decline, massive bankruptcies and debt restructurings/reschedulings, potential labor and civil unrest have resulted in an investment climate of much greater risk. Whether or not government and business policy-makers have the will and flexibility to make the correct rehabilitative choices remains unanswerable and we believe another six to twelve months of uncertainties in Asia appears very likely.

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FIXED INCOME MARKET COMMENTARY

Just when many investors were getting somewhat more comfortable with risk again, the Asian financial crisis re-erupted in May and June. Unrest in Indonesia and further weakness in the Japanese yen were some of the latest highlights in the latest chapter of the Asian crisis. The region's turmoil sent Asia's stock markets down again and caused major setbacks in most emerging country stock and bond markets. In addition, heightened investor concerns about greater risk triggered yet another crisis in Russia's fragile markets.

In reaction to the renewed troubles in Asia, the U.S. bond market rallied as many global investors sought refuge in U.S. Treasury securities during the reporting period. Combined with U.S. and Japanese intervention to stabilize the yen, the rally in U.S. Treasurys helped to support the U.S. stock and bond markets by the end of the second quarter of 1998. Within the U.S. bond markets, investment-grade bonds barely performed better than U.S. Treasurys. Many longer-maturity bonds could not keep pace with the strong performance of the 30-year U.S. Treasury bond. Mortgage-backed security spreads widened and discount bonds performed better than premium bonds, as mortgage prepayments remained high. Corporate bond spreads widened due to heavy issuance (i.e., more supply) with the most widening occurring in bonds issued by corporations that were more impacted by the Asian crisis.

Municipal bonds performed poorly as heavy issuance and investor "sticker shock" kept tax-exempt bond yields from declining as much as U.S. Treasurys. High-yield bonds and emerging market bonds also lagged U.S. Treasurys during the second quarter of 1998, although high-yield bonds are still ahead of U.S. Treasurys for the first six months of 1998.

We continue to believe that interest rates in the U.S. will slowly move lower as the crisis in Asia pushes U.S. GDP down to a 1% to 2% annual range in the second half of 1998. Exports from the U.S. have sharply declined and the trade deficit has widened rapidly. We expect even greater deterioration in the U.S. trade deficit as Asian imports accelerate in the second half of the year. Inventory growth in the U.S. was strong in the first half of 1998, and that condition should slow projected U.S. economic growth in the second half of the year. In addition, we expect that corporate profits will continue to be flat, which combined with high inventories and weak commodity prices, should help to weaken capital spending during the next several quarters.

Within the U.S. bond market, we anticipate that the yield curve will be steeper six to twelve months as of this writing. (The yield curve shows the difference between short- and long-term yields.) We think that the yield curve will likely stay flat until it becomes clearer that the inflationary risks from currently tight U.S. labor markets have passed. As rates decline, bond spreads are likely to widen. In addition, bond spreads should widen more because of a continuation of the flight to quality as well as the fact that the supply of bonds should remain high at these rate levels. The overall low inflationary environment and the expected economic slowdown, along with the increased volatility in the stock market, have created a favorable backdrop for fixed income investments.

CONVERTIBLE BOND PORTFOLIO

The Portfolio commenced operations on May 1, 1998. The investment objective of the Portfolio is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities. (Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.) The Portfolio's Investment Adviser is the Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc.

June was a volatile period for the financial markets as uncertainty regarding the crisis in Asia combined with concerns over Fed monetary policy led to some wide swings in both the stock and bond market. However, by the end of the second quarter of 1998, the S&P 500 was near its all-time high and the yield for the 30-year U.S. Treasury bond had fallen to roughly 5.62%. During the period under review, the U.S. bond market showed strength as the U.S. economy exhibited signs of moderating and investors gravitated to bonds for defensive reasons due to the uncertainty surrounding Asia.

Since its inception, the Portfolio has posted a total return of 1.20%. In addition, since the Portfolio began, the managers have maintained a heavy emphasis on real estate investment trusts ("REITs") and technology securities. Moreover, the Portfolio has also maintained a relatively high-credit quality orientation since it began in May.

                                        3

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
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STRATEGIC STOCK PORTFOLIO

Since its inception on May 1, 1998, the Portfolio posted a negative total return of 3.10%. During the reporting period, large-cap stocks continued to dominate as investors moved money into the perceived safer haven of well-diversified, larger-company stocks. Growth stocks generally performed well in the first quarter of 1998.

The U.S. stock market got off to a surprisingly strong start in the first quarter. Investors were expecting the worst on the earnings front in early 1998 in the aftermath of the Asian crisis. The action in the U.S. stock market was even more remarkable in light of the slight increase in interest rates at the end of the first quarter of 1998. According to the research used by the portfolio manager, about 46% of all companies exceeded earnings expectations while 31% reported earnings below consensus.

The anxiously awaited fourth-quarter earnings, however, turned out to be better than the worst-case scenario. As a result, investors heaved a big sigh of relief and embarked on a furious buying spree. In a broad-based market rally, the S&P 500 gained 13.53% for the first quarter of 1998.

Stock market volatility increased significantly during the month of April. A seesaw pattern in stock prices persisted through the month and the S&P 500 rose slightly by 0.91% in April. Interest rates took center stage toward the end of April as the Federal Reserve Board ("Fed") publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 fell 3.9% from April 22, 1998 to April 27, 1998. Inflation, however, continued to remain low and, despite a strong first quarter Gross Domestic Product report, economic data still suggests a slowdown in the second half of 1998. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter of 1998.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 declined by almost 2%. Several companies provided early guidance about lower second quarter earnings. However, fund investors who had exposure to large company stocks in the second quarter of 1998 did well, as the S&P 500 again outpaced most other types of funds and had a return of roughly 3.17% in the second quarter of 1998 compared with the slight loss experienced by most average U.S. stock funds. Despite the fact that the earnings of large companies that dominate the S&P 500 have come under pressure lately, investors appeared to prefer the "safety" of large-capitalization company stocks during the reporting period that can still maintain their earnings in a slowing economy.

The recent environment of low inflation, stable interest rates and steady economic growth has been conducive to rising stock prices. Not surprisingly, returns from the U.S. stock market during the reporting period were very healthy. However, extended bull markets can cause some investors to lose sight of some of the risks of investing in stocks.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

Since its inception on May 1, 1998, the Portfolio posted a negative total return of 4.60%. Small-capitalization stocks continued to lag their large-cap counterparts during the reporting period and the Portfolio's performance was negatively impacted.

In the quantitative stock selection model employed in the Portfolio, the portfolio manager asks three questions about the small-cap companies he follows:
"Are earnings growing at a steady and consistent pace?" "Is the stock price attractive relative to potential earnings growth?" And lastly, "Is the stock a good value when compared with similar companies?" If the answer to all of these questions is "yes," he then applies fundamental research based on his understanding of each company's business prospects and management. If a stock passes all these tests, then it's likely to be overweighted in the Portfolio relative to the Russell 2500 Index.

In April 1998, stock market volatility increased significantly. A seesaw pattern in stock prices persisted throughout the month, as stock prices remained virtually unchanged at the end of April from a month earlier. Renewed concerns over Asia and slower earnings growth rocked the stock market in May. Moreover, several companies provided early guidance about lower second quarter earnings during May and June. Investors, who were already concerned about the record valuations in the stock market, showed no mercy in their response to such disappointments as some stock prices went down by as much as 50%. The greater incidence of negative earnings pre-announcements in the small-cap universe in May made the month challenging for many small-cap stock managers.

                                        4

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Small capitalization stocks continued to have a rough time in June. In particular, cyclical market sectors with exposure to Asia performed poorly. The Russell 2500 Index did advance, but only by about ten basis points compared to the roughly 4% return for the S&P 500. (A basis point is one one-hundredth of a percent. The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks.) Yet small-cap growth stocks did better than small-cap value stocks during June, an interesting development. Within the small-cap stock market universe, traditional growth sectors such as technology, health care, and consumer discretionary performed the best in June against the backdrop of a strong domestic economy. In addition, utility stocks also did well because stable interest rates tend to help that sector. On the other hand, small-cap energy stocks performed the worst in June, primarily due to falling oil prices, a continuation of a trend that started at the beginning of 1998.

One of the key investment themes in the second quarter of 1998 was a flight to quality and small-cap growth stocks with stable earnings growth performed the best during the last month of the period under review. In general, both stock price and earnings momentum were key factors that were successful in predicting relative performance among the different types of small-cap stocks during this time.

MFS MID CAP GROWTH PORTFOLIO

Since its inception date of March 23, 1998, the Portfolio has provided a negative total return of 2.00%. The Portfolio was again the beneficiary of gains by some of its largest holdings. Gemstar, which creates navigational software for consumer electronics and Ascend, a data networking company, which added to their first quarter gains, approaching 80% to 100% for the year to date. Another top performer for the Portfolio was a newly established position, Computer Learning, an educational services company that posted a return of over 100% for the last quarter and Synopsis, an electronic design company, that posted a return of 40% for the quarter. Together, these four Portfolio holdings resulted in roughly a 4% gain for the Portfolio during the most recent quarter.

The Portfolio was also helped from buyouts of several companies: Viking Office Products was purchased by Office Depot; Mariner Health was purchased by Paragon Health and Giant Foods was purchased by a French-based company during the period.

Smaller technology holdings and health care holdings underperformed during the reporting period. Specifically in technology, performance was hurt by declines in Edify, Natural Microsystems, Security Dynamics and Teradyne. In the health care sector, performance was hurt by Cytyc, Concentra Managed Care and PSS World Medical. The decline in energy prices has also impacted holdings in the oil services area but the managers view this as an opportunistic time to add to these positions.

During the reporting period, the managers made a number of changes to the Portfolio. They reduced their weightings in a number of their larger technology and leisure holdings, mostly based on extremely strong performance. They reduced their holdings in Gamester, Ascend, Synopsis and Comverse Technology. The managers have benefited from the above-mentioned buyouts and sold these positions. The net result of these changes has been a reduction in their technology and retail weightings during the reporting period. Moreover, the managers have added to their weightings in energy because they believe that oil prices will rise and that the valuation of the oil service stocks will also go up much more during the next six to twelve months.

Their outlook for the stock market for the rest of the year is mixed. The recent divergence in the performance of the S&P 500 (trading at 25.5 times earnings and growing about 6%) and the mid-capitalization companies (trading at about its forward growth rate) suggest to MFS tremendous opportunities in the mid-cap arena. However, liquidity and capitalization are clearly important to the investors today, so the closure of the "gap" cannot be taken for granted.

Asia remains a major concern, and its implications on a number of industries have resulted in modifications of several major positions in the Portfolio. Specifically the semiconductor equipment area faces serious challenges over the next few quarters as the Asia economies deal with their exchange and interest rates.

                                        5

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MFS RESEARCH PORTFOLIO

Since its inception on March 23, 1998, the Portfolio had a total return of 2.30%. The Portfolio is overweighted in financial services, which MFS analysts continue to see as an attractive sector, and transportation, where they have a small position that is focused on the leaders within the industry.

During the second quarter of 1998 the sector weightings in the Portfolio have not shifted a great deal, as their analysts have maintained their positions in stocks that they believe can be long-term achievers. The only significant changes have come in the consumer staples and energy sectors of the Portfolio, which have gone in opposite directions. In regard to consumer staples, the managers have decreased their position by over 4% as positions in Coca-Cola and Philip Morris were sold. Their food and beverage analyst was concerned that Coca-Cola's significant Asian exposure could have negative volume and currency implications for the company, and that the demise of the proposed tobacco settlement in Congress would create further legislative uncertainty and difficulties for Philip Morris.

In the energy sector, the managers increased the Portfolio's weighting by over 3% during the past six months, as their analysts have noticed a compelling trend in oil-sensitive stocks. As Asian economies fell in the latter part of 1997, a supply and demand "disconnect" was created, as these Asian countries comprise a key component of global demand. For this reason, oil prices plummeted, and the oil-sensitive stocks in the economy began to underperform the market. However, since that time, their analysts have picked up on various signals that this "disconnect" should begin to self-correct, and that oil companies with internal catalysts should benefit greatly from an improvement in oil prices. MFS energy experts have invested in blue-chip oil companies such as Chevron, Texaco, and British Petroleum, where the risk/reward trade-off has become very attractive recently, and where all methods of valuation appear favorable relative to the market.

During the past six months, the managers have increased their weighting in health care that they regard as a good, steady growth sector of the economy. Within this sector, the Portfolio is overweighted in medical services and managed care companies such as United Healthcare, HBO & Co., and Tenet Healthcare, as well as in pharmaceutical companies. In the managed care industry, their analysts believe that after years of poor pricing the cycle has finally turned, and should translate into substantial margin expansion for these companies over the next two to three years. Their pharmaceutical analyst continues to look for companies that are focused on new product development, such as Bristol-Myers Squibb and American Home Products. Both companies continue to generate new products and have quite strong growth rates. All of these health care companies performed very well over the first six months of 1998 and positively contributed to the Portfolio's performance.

The Portfolio also remains significantly overweighted in the technology sector. The concentration in this sector has shifted toward those companies that participate in the high end product market, where demand has remained strong, and where we have found strong secular growth opportunities. The Portfolio has trimmed positions in more commodity-type technology names that are more likely to be impacted by the continuing turmoil in Southeast Asia. Microsoft continues to be the top holding in the Portfolio, and has performed exceptionally well over the first two quarters of 1998 as the company introduced new products and posted strong earnings. Other substantial holdings such as Compuware, BMC Software, and Cisco Systems also performed exceptionally for this time period.

The Portfolio remains overweighted in retailing, where companies such as Rite Aid, Home Depot, and Safeway have enhanced its returns, and in the financial services sector, where companies continue to benefit from corporate cost cutting, consolidation, slow growth and low inflation. Conversely, the Portfolio remains underweighted in utilities and communications relative to the S&P 500, as MFS analysts believe that deregulation will decelerate the earnings of the large players in this industry as competition increases, and are therefore focusing on the smaller companies that are likely to be acquired in a consolidation environment.

In addition, the Portfolio continues to be underweighted in autos and housing and industrial goods & services and leisure. In regard to leisure, the major story has been Cendant Corp, a company that performed miserably during the second quarter of 1998 due to accounting fraud on behalf of one of the company's recent acquisitions. The stock's precipitous decline had a negative impact on the Portfolio and the entire investment community. A continued focus on acquisitions and strong core businesses should return much of the value to Cendant's stock price over the long term.

                                        6

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The Portfolio's managers will continue to seek fundamentally strong companies to add in the year ahead. The Portfolio continues to be based upon the research analysts' best ideas within his or her industries. The stocks are selected after careful, in-depth fundamental analysis of the earnings outlook of the companies. These companies typically demonstrate dominant and/or growing market share, quality new/existing products, superior management teams and strong financial statements. Portfolio sector/industry weightings are a fallout of the "best ideas" stock selection process.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 26, 1998

                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998

                           CONVERTIBLE BOND PORTFOLIO

 SHARES                                       SECURITY                              VALUE
--------------------------------------------------------------------------------------------
PREFERRED STOCK -- 25.8%
--------------------------------------------------------------------------------------------
AUTOMOBILE PARTS AND EQUIPMENT -- 6.9%
   2,000            Budget Group Cap Trust, Exchange 6.250%.....................  $  115,250
   2,000            Tower Automotive Cap Trust, Exchange 6.750%.................      96,500
--------------------------------------------------------------------------------------------
                                                                                     211,750
--------------------------------------------------------------------------------------------
ENERGY -- 3.0%
   2,000            Calenergy Capital Trust, Exchange 6.500%....................      91,750
--------------------------------------------------------------------------------------------
MULTIMEDIA -- 0.3%
     100            News Corp. Limited, Exchange 5.000% (a).....................       8,638
--------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS AND PRINTING -- 3.1%
   2,000            International Paper Capital Trust, Exchange 5.250%..........      98,000
--------------------------------------------------------------------------------------------
REAL ESTATE -- 12.5%
   2,000            Equity Office PPTYS Trust, Exchange 5.250%..................      90,250
   4,000            Equity Residential Properties, Exchange 7.250%..............      98,500
   4,000            General Growth Properties, Exchange 7.250%..................     101,000
   4,000            Reckson Associates Realty, Exchange 7.625%..................      95,000
--------------------------------------------------------------------------------------------
                                                                                     384,750
--------------------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCK (Cost -- $806,629)....................     794,888
--------------------------------------------------------------------------------------------
  FACE
 AMOUNT    RATINGS                            SECURITY                              VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 58.6%
--------------------------------------------------------------------------------------------
ADVERTISING -- 7.0%
$100,000   A-       Omnicom Group Inc., 2.250% due 1/6/13.......................     122,375
 100,000   NR       Interpublic Group Cos., Inc. 1.800% due 9/16/04.............      94,000
--------------------------------------------------------------------------------------------
                                                                                     216,375
--------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 10.2%
 100,000   NR       Bea Systems, 4.000% due 6/15/05.............................     103,750
 100,000   NR       Comverse Technology Inc., 4.250% due 7/1/05.................     102,875
 100,000   Aa2*     GVC Corp. LTD, zero coupon due 5/21/02 (a)..................     106,500
--------------------------------------------------------------------------------------------
                                                                                     313,125
--------------------------------------------------------------------------------------------
ELECTRONICS -- 9.5%
 100,000   B+       Micron Technology Inc., 7.000% due 7/1/04...................      93,250
 100,000   A2*      Potomac Electric Power Co., 5.000% due 9/1/02...............      97,125
 119,000   Baa1*    Sgs. Thomson Microelectronics, zero coupon due 6/10/08......     102,191
--------------------------------------------------------------------------------------------
                                                                                     292,566
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.5%
 100,000   NR       Financial Federal Corp., 4.250% due 5/1/05 (a)..............     106,250
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           CONVERTIBLE BOND PORTFOLIO

  FACE
 AMOUNT    RATINGS                            SECURITY                              VALUE
--------------------------------------------------------------------------------------------
HEALTHCARE -- 13.4%
$100,000   NR       Genzyme Corp., 5.250% due 6/1/05 (a)........................  $   97,750
 100,000   BBB      Rite Aid Corp., 5.250% due 9/15/02..........................     122,875
 100,000   BB-      Tenet Healthcare Corp., 6.000% due 12/1/05..................      91,750
 100,000   A        Thermo Instrument System, 4.500% due 10/15/03 (a)...........     100,000
--------------------------------------------------------------------------------------------
                                                                                     412,375
--------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 3.4%
 100,000   BB+      Interim Services Inc., 4.500% due 6/1/05....................     105,625
--------------------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.0%
 100,000   A+       Loews Corp., 3.125% due 9/15/07.............................      91,250
--------------------------------------------------------------------------------------------
OIL AND NATURAL GAS -- 2.4%
 100,000   A        Baker Hughes Inc., zero coupon due 5/5/08...................      72,875
--------------------------------------------------------------------------------------------
REAL ESTATE -- 2.7%
 100,000   NR       Security Cap U.S. Realty, 2.000% due 5/22/03 (a)............      84,313
--------------------------------------------------------------------------------------------
RETAIL -- 3.5%
 300,000   BBB      Ingram Micro Inc., zero coupon due 6/9/18...................     108,375
--------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $1,781,043)......   1,803,129
--------------------------------------------------------------------------------------------
                    SUB-TOTAL INVESTMENTS (Cost -- $2,587,672)..................   2,598,017
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.6%
 480,000            Chase Securities Inc., 5.531% due 7/1/98; Proceeds at
                    maturity -- $480,074; (Fully collateralized by U.S. Treasury
                    Notes, 6.000% due 7/31/02; Market value -- $494,000)
                    (Cost -- $480,000)..........................................     480,000
--------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100% (Cost -- $3,067,672*).............  $3,078,017
--------------------------------------------------------------------------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           STRATEGIC STOCK PORTFOLIO

     SHARES                               SECURITY                              VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
----------------------------------------------------------------------------------------
AUTOMOTIVE AND TRANSPORTATION -- 9.3%
       2,556    General Motors Corp. .......................................  $  170,773
       5,199    Norfolk Southern Corp. .....................................     154,995
----------------------------------------------------------------------------------------
                                                                                 325,768
----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 15.0%
       2,397    Eastman Kodak Co. ..........................................     175,131
       3,541    International Flavors & Fragrances Inc. ....................     153,812
         353    The Limited, Inc. ..........................................      11,693
       2,789    The May Department Stores Co. ..............................     182,680
----------------------------------------------------------------------------------------
                                                                                 523,316
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 15.1%
       3,167    H.J. Heinz Co. .............................................     177,748
       4,058    PepsiCo, Inc. ..............................................     167,139
       4,644    Philip Morris Cos. Inc. ....................................     182,857
----------------------------------------------------------------------------------------
                                                                                 527,744
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.4%
       1,326    J.P. Morgan & Co. Inc. .....................................     155,308
----------------------------------------------------------------------------------------
HEALTHCARE -- 5.3%
       1,624    Bristol-Myers Squibb Co. ...................................     186,659
----------------------------------------------------------------------------------------
INTEGRATED OIL -- 14.6%
       2,088    Chevron Corp. ..............................................     173,434
       2,369    Exxon Corp. ................................................     168,939
       2,183    Mobil Corp. ................................................     167,272
----------------------------------------------------------------------------------------
                                                                                 509,645
----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 9.2%
       3,343    International Paper Co. ....................................     143,749
       3,319    Union Carbide Corp. ........................................     177,152
----------------------------------------------------------------------------------------
                                                                                 320,901
----------------------------------------------------------------------------------------
PRODUCER DURABLES -- 14.5%
         213    Caterpillar Inc. ...........................................      11,262
       3,639    Fluor Corp. ................................................     185,589
         136    Honeywell Inc. .............................................      11,365
       1,840    Minnesota Mining and Manufacturing Co. .....................     151,225
       3,108    Rockwell International Corp. ...............................     149,378
----------------------------------------------------------------------------------------
                                                                                 508,819
----------------------------------------------------------------------------------------
TECHNOLOGY -- 4.2%
       3,329    Harris Corp. ...............................................     148,765
----------------------------------------------------------------------------------------
UTILITIES -- 4.7%
       2,874    American Telephone & Telegraph Corp. .......................     164,177
----------------------------------------------------------------------------------------
                TOTAL COMMON STOCK (Cost -- $3,487,403).....................   3,371,102
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           STRATEGIC STOCK PORTFOLIO

      FACE
     AMOUNT                               SECURITY                              VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
    $128,000    Chase Manhattan Bank, 5.700% due 7/1/98; Proceeds at
                maturity -- $128,020; (Fully collateralized by U.S. Treasury
                Notes, 5.500% due 2/28/03; Market value -- $132,113)
                (Cost -- $128,000)..........................................  $  128,000
----------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100% (Cost -- $3,615,403*).............  $3,499,102
----------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
COMMON STOCK -- 99.4%
-----------------------------------------------------------------------------------
AUTOMOTIVE AND TRANSPORTATION -- 4.9%
     457   Airborne Freight Corp. .....................................  $   15,966
     288   Arvin Industries, Inc. .....................................      10,458
     422   Avondale Industries, Inc. (a)...............................      11,645
     358   C.H. Robinson Worldwide, Inc. ..............................       8,905
     261   CNF Transportation Inc. ....................................      11,093
     393   GATX Corp. .................................................      17,243
     327   J.B. Hunt Transport Services, Inc. .........................      11,649
     353   Mesaba Holdings, Inc. (a) ..................................       8,119
     327   MotivePower Industries, Inc. (a) ...........................       8,012
     379   Navistar International Corp. (a)............................      10,944
     471   Overseas Shipholding Group, Inc. ...........................       9,597
     628   Swift Transportation Co., Inc. (a)..........................      12,442
     471   USFreightways Corp. ........................................      15,469
-----------------------------------------------------------------------------------
                                                                            151,542
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 20.2%
     209   Abercrombie & Fitch Co., Class A Shares (a).................       9,196
     490   ADVO, Inc. (a)..............................................      13,812
     327   Apollo Group, Inc., Class A Shares (a)......................      10,811
     274   Bed Bath & Beyond, Inc. (a).................................      14,197
     550   Brinker International, Inc. (a).............................      10,588
     591   The Buckle, Inc. (a)........................................      17,435
     288   Coach USA, Inc. (a).........................................      13,140
     235   Consolidated Graphics, Inc. (a).............................      13,865
     379   Cort Business Services Corp. (a)............................      11,939
     366   Cox Radio, Inc., Class A Shares (a).........................      15,830
     483   Daisytek International Corp. (a)............................      12,286
     759   Darden Restaurants, Inc. ...................................      12,049
     301   Data Processing Resources Corp. (a).........................       9,350
     248   Ethan Allen Interiors, Inc. ................................      12,385
     650   Fairfield Communities, Inc. (a).............................      12,472
     720   Family Dollar Stores, Inc. .................................      13,320
     693   Foodmaker, Inc. (a).........................................      11,694
     358   Footstar, Inc. (a)..........................................      17,184
     575   Fossil, Inc. (a)............................................      14,303
     471   Fruit of The Loom, Inc., Class A Shares (a).................      15,631
     483   Furniture Brands International, Inc. (a)....................      13,554
     536   Genesco Inc. (a)............................................       8,744
     445   Guitar Center, Inc. (a).....................................      13,406
     498   Herbalife International, Inc., Class A Shares...............      12,263
     498   International Game Technology...............................      12,077
     314   Jacor Communications Inc. (a)...............................      18,526
     863   Mail-Well, Inc. (a).........................................      18,716
     432   The Men's Wearhouse, Inc. (a)...............................      14,256
     261   Meredith Corp. .............................................      12,251

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 20.2% (CONTINUED)
     654   Merrill Corp. ..............................................  $   14,429
     445   Mohawk Industries, Inc. (a).................................      14,101
     498   The North Face Inc. (a).....................................      11,952
     432   Ogden Corp. ................................................      11,961
     648   Outdoor Systems Inc. (a)....................................      18,130
     358   Petersen Companies Inc., Class A Shares (a).................       9,174
     274   Pillowtex Corp. ............................................      10,994
     358   Rayovac Corp. (a)...........................................       8,122
     798   Rio Hotel & Casino Inc. (a).................................      15,062
     490   Romac International, Inc. (a)...............................      14,884
     261   Ross Stores, Inc. ..........................................      11,223
     545   Safeskin Corp. (a)..........................................      22,413
     235   St. John Knits Inc. ........................................       9,077
     261   StaffMark, Inc. (a).........................................       9,559
     784   Stride Rite Corp. ..........................................      11,809
     186   US Office Products Co. .....................................       3,632
     235   USA Networks Inc. (a).......................................       5,904
     483   Viking Office Products, Inc. (a)............................      15,154
     510   VWR Scientific Products Corp. (a)...........................      12,559
     601   Wolverine World Wide, Inc. .................................      13,034
-----------------------------------------------------------------------------------
                                                                            628,453
-----------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.2%
     248   Canandaigua Brands, Inc., Class A Shares (a)................      12,199
     209   Earthgrains Co. ............................................      11,678
     327   International Multifoods Corp. .............................       8,993
     314   Interstate Bakeries Corp. ..................................      10,421
     327   Smithfield Foods, Inc. (a)..................................       9,974
     254   Suiza Foods Corp. (a).......................................      15,161
-----------------------------------------------------------------------------------
                                                                             68,426
-----------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.8%
     358   Amerus Life Holdings, Inc., Class A Shares..................      11,590
     326   Associated Banc-Corp........................................      12,266
     197   Astoria Financial Corp. ....................................      10,540
     288   Bay View Capital Corp. .....................................       9,144
     575   Brenton Banks, Inc. ........................................      11,752
     118   CCB Financial Corp. ........................................      12,538
     239   CMAC Investment Corp. ......................................      14,699
     223   Centura Banks, Inc. ........................................      13,938
     223   Chartwell Re Corp. .........................................       6,565
     301   City National Corp. ........................................      11,118
     314   Eaton Vance Corp. ..........................................      14,542
     548   Enhance Financial Services Group, Inc. .....................      18,495
     301   Everest Reinsurance Holdings, Inc. .........................      11,570
     130   Executive Risk, Inc. .......................................       9,588
     358   Fidelity National Financial, Inc. ..........................      14,253
     197   Financial Security Assurance Holdings, Ltd. ................      11,574

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.8% (CONTINUED)
     366   First Republic Bank (a).....................................  $   13,222
     239   FirstFed Financial Corp. (a)................................      12,428
     301   FIRSTPLUS Financial Group, Inc. (a).........................      10,836
     314   GBC Bancorp.................................................       8,321
     406   HCC Insurance Holdings, Inc. ...............................       8,932
     149   International Bancshares Corp. .............................       9,853
     280   Legg Mason, Inc. ...........................................      16,118
     235   Liberty Financial Companies, Inc. ..........................       8,108
     144   Life Re Corp. ..............................................      11,808
     353   Mercantile Bankshares Corp. ................................      12,289
     260   Mutual Risk Management, Ltd. ...............................       9,474
     393   National Commerce Bancorporation............................      16,457
     628   Peoples Heritage Financial Group, Inc. .....................      14,837
     720   Republic Bancorp, Inc. .....................................      13,590
     327   Selective Insurance Group, Inc. ............................       7,327
     156   Trans Financial, Inc. ......................................       8,951
     498   United Bankshares, Inc. ....................................      16,994
     288   Webster Financial Corp. ....................................       9,576
     314   Westamerica Bancorporation..................................      10,087
     261   Zions Bancorporation........................................      13,866
-----------------------------------------------------------------------------------
                                                                            427,246
-----------------------------------------------------------------------------------
HEALTHCARE -- 9.5%
     390   Allegiance Corp. ...........................................      19,988
     550   Alpharma, Inc., Class A Shares..............................      12,100
     615   Arterial Vascular Engineering, Inc. (a).....................      21,986
     798   Beverly Enterprises, Inc. (a)...............................      11,022
     314   Bindley Western Industries, Inc. ...........................      10,362
     406   Cooper Cos., Inc. (a).......................................      14,794
     480   Datascope Corp. (a).........................................      12,750
     536   Genesis Health Ventures, Inc. (a)...........................      13,400
   1,531   Gensia Sicor Inc. (a).......................................       6,124
     340   Health Care & Retirement Corp. (a)..........................      13,409
     418   Lincare Holdings, Inc. (a)..................................      17,582
     750   Mariner Health Group, Inc. (a)..............................      12,469
     288   MiniMed, Inc. (a)...........................................      15,084
     955   NovaCare, Inc. (a)..........................................      11,221
     235   Renal Care Group, Inc. (a)..................................      10,355
     470   Res-Care, Inc. (a)..........................................       8,666
     358   Schein Pharmaceutical, Inc. (a).............................       9,532
     762   Theragenics Corp. (a).......................................      19,860
     571   Total Renal Care Holdings, Inc., Class A Shares (a).........      19,700
     340   Trigon Healthcare, Inc. (a).................................      12,304
     197   VISX, Inc. (a)..............................................      11,722
     420   Wesley Jessen VisionCare, Inc. (a)..........................       9,713
-----------------------------------------------------------------------------------
                                                                            294,143
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
INTEGRATED OIL -- 1.0%
     288   Murphy Oil Corp. ...........................................  $   14,598
     471   Valero Energy Corp. ........................................      15,661
-----------------------------------------------------------------------------------
                                                                             30,259
-----------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 15.1%
     471   AK Steel Holding Corp. .....................................       8,419
     223   AptarGroup, Inc. ...........................................      13,868
     314   Arden Realty, Inc. .........................................       8,125
     392   Avalon Bay Communities, Inc. ...............................      14,891
     288   Cousins Properties, Inc. ...................................       8,604
     524   Crompton & Knowles Corp. ...................................      13,198
     353   Dexter Corp. ...............................................      11,230
     863   Equity Inns, Inc. ..........................................      11,381
     314   Felcor Suite Hotels, Inc. ..................................       9,852
     379   First Industrial Realty Trust, Inc. ........................      12,033
     915   Gaylord Container Corp. (a).................................       7,034
     575   Glenborough Realty Trust, Inc. .............................      15,166
     156   H.B. Fuller Co. ............................................       8,648
     261   Health Care Properties Investors, Inc. .....................       9,412
     445   Hexcel Corp. (a)............................................      10,068
      34   Horizon Group Properties, Inc. (a)..........................         224
     483   IMCO Recycling, Inc. .......................................       8,936
     601   International Specialty Products, Inc. (a)..................      11,194
     239   LaSalle Partners, Inc. (a)..................................      10,636
     550   Liberty Property Trust......................................      14,059
     144   Lone Star Industries, Inc. .................................      11,097
     393   Mack-Cali Realty Corp. .....................................      13,509
     379   Martin Marietta Materials, Inc. ............................      17,055
     274   Mid-America Apartment Communities, Inc. ....................       7,210
     654   NL Industries, Inc. ........................................      13,080
     358   NVR, Inc. (a)...............................................      14,700
     536   Nationwide Health Properties, Inc. (a)......................      12,797
       1   Navigant International, Inc. (a)............................           4
     235   OM Group, Inc. .............................................       9,694
       1   Pope & Talbot, Inc. ........................................          12
     680   Prime Retail, Inc. .........................................       8,118
     668   Reckson Associates Realty Corp. ............................      15,782
      42   Reckson Services Industries, Inc. (a).......................         138
     327   Regency Realty Corp. .......................................       8,216
     358   Reliance Steel & Aluminum Co. ..............................      13,828
       1   School Specialty, Inc. (a)..................................          13
     654   Security Capital Pacific Trust (a)..........................      14,715
     358   Simpson Manufacturing Co., Inc. (a).........................      13,828
     144   Southdown, Inc. ............................................      10,278
     274   Spieker Properties, Inc. ...................................      10,618
     510   Steel Dynamics, Inc. (a)....................................       7,076
     772   Terra Industries, Inc. .....................................       6,948
     358   Tower Automotive, Inc. (a)..................................      15,349

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 15.1% (CONTINUED)
     358   Trammell Crow Co. (a).......................................  $   11,971
     130   Tredegar Industries, Inc. ..................................      11,034
     248   USG Corp. (a)...............................................      13,423
-----------------------------------------------------------------------------------
                                                                            467,471
-----------------------------------------------------------------------------------
OTHER ENERGY -- 4.5%
     314   Atwood Oceanics, Inc. (a)...................................      12,501
     393   BJ Services Co. (a).........................................      11,422
     171   Cliffs Drilling Co. (a).....................................       5,611
     720   Cross Timbers Oil Co. ......................................      13,725
     209   Devon Energy Corp. .........................................       7,302
   1,073   EEX Corp. (a)...............................................      10,059
     483   Forcenergy Inc. (a).........................................       8,603
     300   Helene Curtis Industries, Inc. (a)..........................       8,119
     628   Marine Drilling Cos., Inc. (a)..............................      10,048
     393   Newfield Exploration Co. (a)................................       9,776
     536   Pool Energy Services Co. (a)................................       7,906
     432   Seagull Energy Corp. (a)....................................       7,155
     628   Swift Energy Co. (a)........................................      10,009
     327   Veritas DGC, Inc. (a).......................................      16,330
-----------------------------------------------------------------------------------
                                                                            138,566
-----------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.9%
     432   AGCO Corp. .................................................       8,883
     197   Aeroquip-Vickers, Inc. .....................................      11,500
     706   Berg Electronics Corp. (a)..................................      13,811
     274   C&D Technologies, Inc. .....................................      15,892
     358   Comfort Systems USA, Inc. (a)...............................       8,368
     327   Cordant Technologies, Inc. .................................      15,083
     288   The B.F. Goodrich Co. ......................................      14,292
     327   Graco, Inc. ................................................      11,404
     274   Jacobs Engineering Group, Inc. (a)..........................       8,802
     379   Kaufman & Broad Home Corp. .................................      12,033
     197   Kennametal, Inc. ...........................................       8,225
     288   Lennar Corp. ...............................................       8,496
     156   Precision Castparts Corp. ..................................       8,327
     327   Robbins & Myers, Inc. ......................................       9,503
     314   U.S. Home Corp. (a).........................................      12,953
     419   Watts Industries, Inc., Class A Shares......................       8,747
     274   ZERO Corp. .................................................       7,775
-----------------------------------------------------------------------------------
                                                                            184,094
-----------------------------------------------------------------------------------
TECHNOLOGY -- 15.4%
     367   Advanced Fibre Communications, Inc. (a).....................      14,703
     274   Advent Software, Inc. (a)...................................      11,508
     274   Apple Computer, Inc. (a)....................................       7,860
     260   Applied Graphics Technologies, Inc. (a).....................      11,895

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
TECHNOLOGY -- 15.4% (CONTINUED)
     130   Aspect Development, Inc. (a)................................  $    9,831
     340   Avid Technology, Inc. (a)...................................      11,390
     746   Brightpoint Inc. (a)........................................      10,817
     524   Burr-Brown Corp. (a)........................................      11,004
   1,100   CHS Electronics, Inc. (a)...................................      19,663
     524   CIBER Inc. (a)..............................................      19,912
     156   Citrix Systems Inc. (a).....................................      10,667
     340   Cohu, Inc. .................................................       8,266
     432   Computer Horizons Corp. (a).................................      16,011
     390   Computer Task Group, Inc. ..................................      13,065
     261   COMSAT Corp. ...............................................       7,390
     248   Comverse Technology, Inc. (a)...............................      12,865
     301   Envoy Corp. (a).............................................      14,260
     366   Information Management Resources, Inc. (a)..................      12,375
     346   Keane, Inc. (a).............................................      19,376
     598   Legato Systems, Inc. (a)....................................      23,322
     274   Lycos, Inc. (a).............................................      20,653
     130   Micrel, Inc. (a)............................................       4,225
     500   Network Appliance, Inc. (a).................................      19,469
     274   PMC-Sierra, Inc. (a)........................................      12,844
     340   Park Electrochemical Corp. .................................       7,183
     365   Policy Management Systems Corp. (a).........................      14,326
     446   Sanmina Corp. (a)...........................................      19,345
     209   Sapient Corp. (a)...........................................      11,025
     358   Software AG Systems, Inc. (a)...............................      10,472
     342   Sterling Commerce, Inc. (a).................................      16,587
     340   Symbol Technologies, Inc. ..................................      12,835
     601   Systems & Computer Technology Corp. (a).....................      16,227
     340   Tech Data Corp. (a).........................................      14,578
     144   Tekelec (a).................................................       6,444
     223   Visio Corp. (a).............................................      10,648
     523   Vitesse Semiconductor Corp. (a).............................      16,148
-----------------------------------------------------------------------------------
                                                                            479,189
-----------------------------------------------------------------------------------
UTILITIES -- 6.9%
     242   BEC Energy..................................................      10,023
     524   Calenergy Co., Inc. (a).....................................      15,753
     735   Calpine Corp. (a)...........................................      14,838
     366   CILCORP, Inc. ..............................................      17,568
     360   Connecticut Energy Corp. ...................................      10,035
     902   DPL, Inc. ..................................................      16,349
     379   DQE, Inc. ..................................................      13,644
   1,464   El Paso Electric Co. (a)....................................      13,451
     510   MDU Resources Group, Inc. ..................................      18,201
     314   New England Electric System.................................      13,581
   1,073   Paging Network, Inc. (a)....................................      15,022
     483   Sierra Pacific Resources....................................      17,539

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
UTILITIES -- 6.9% (CONTINUED)
     414   SkyTel Communications, Inc. (a).............................  $    9,690
     536   Washington Gas Light Co. ...................................      14,338
     301   WinStar Communications (a)..................................      12,924
-----------------------------------------------------------------------------------
                                                                            212,956
-----------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $3,151,792).....................   3,082,345
-----------------------------------------------------------------------------------
WARRANTS -- 0.0%
     263   Golden State Bancorp, Expire 1/1/01 (a) (Cost -- $1,544)....       1,397
-----------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS (Cost -- $3,153,336)..................   3,083,742
-----------------------------------------------------------------------------------

 FACE
AMOUNT                              SECURITY                              VALUE
 ---------------------------------------------------------------------------------
 U.S. TREASURY BILL -- 0.6%
$20,000   U.S. Treasury Bill due 9/17/98 (Cost -- $19,782)............      19,788
----------------------------------------------------------------------------------
          TOTAL INVESTMENTS -- 100% (Cost -- $3,173,118*).............  $3,103,530
----------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                          MFS MID CAP GROWTH PORTFOLIO

SHARES                             SECURITY                              VALUE
 --------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
---------------------------------------------------------------------------------
BANKS AND CREDIT COMPANIES -- 2.6%
1,000    Compass Bancshares, Inc. ...................................  $   45,125
1,300    First Security Corp. .......................................      27,828
  400    Regions Financial Corp. ....................................      16,425
  800    Washington Mutual, Inc. ....................................      34,750
---------------------------------------------------------------------------------
                                                                          124,128
---------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.3%
  600    IDEXX Laboratories, Inc. (a)................................      14,925
---------------------------------------------------------------------------------
BUSINESS SERVICES -- 10.9%
1,600    Affiliated Computer Services, Inc., Class A Shares (a)......      61,600
1,400    Computer Sciences Corp. (a).................................      89,600
  500    Cytoclonal Pharmaceutics Inc. (a)...........................       3,500
  800    DST Systems, Inc. (a).......................................      44,800
1,800    Fiserv, Inc. (a)............................................      76,444
1,300    HCIA Inc. (a)...............................................      16,738
3,300    Learning Tree International, Inc. (a).......................      66,413
2,400    Paymentech, Inc. (a)........................................      49,350
  100    Professional Detailing, Inc. (a)............................       2,488
  600    SPS Transaction Services Inc. (a)...........................      18,825
2,000    Technology Solutions Co. (a)................................      63,375
  600    The BISYS Group, Inc. (a)...................................      24,600
---------------------------------------------------------------------------------
                                                                          517,733
---------------------------------------------------------------------------------
CHEMICALS -- 2.8%
1,600    Cambrex Corp. ..............................................      42,000
2,600    Sigma-Aldrich Corp. ........................................      91,325
---------------------------------------------------------------------------------
                                                                          133,325
---------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 2.9%
1,000    Intermedia Communications Inc. (a)..........................      41,938
1,600    Natural MicroSystems Corp. (a)..............................      25,600
2,066    Qwest Communications International Inc. (a).................      72,052
---------------------------------------------------------------------------------
                                                                          139,590
---------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.6%
  800    Sportsline USA, Inc. (a)....................................      29,250
---------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 13.7%
1,200    Autodesk, Inc. .............................................      46,350
1,200    BMC Software, Inc. (a)......................................      62,325
1,900    Cadence Design Systems, Inc. (a)............................      59,375
4,800    Computer Learning Centers, Inc. (a).........................     119,400
5,000    Discreet Logic Inc. (a).....................................      58,125
12,800   Edify Corp. (a).............................................     129,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                          MFS MID CAP GROWTH PORTFOLIO

SHARES                             SECURITY                              VALUE
---------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 13.7% (CONTINUED)
  100    International Integration Inc. (a)..........................  $    1,725
  800    Intuit Inc. (a).............................................      49,000
1,200    MicroProse, Inc. (a)........................................       5,325
2,500    Oracle Systems Corp. (a)....................................      61,406
  700    Rational Software Corp. (a).................................      10,675
1,600    Security Dynamics Technologies, Inc. (a)....................      29,600
  300    Synopsys, Inc. (a)..........................................      13,725
---------------------------------------------------------------------------------
                                                                          646,631
---------------------------------------------------------------------------------
CONGLOMERATES -- 0.7%
  500    Tyco International Ltd. ....................................      31,500
---------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 5.6%
8,000    Cable Design Technologies (a)...............................     165,000
2,300    Elsag Bailey Process Automation N.V. (a)....................      55,344
3,600    LoJack Corp. (a)............................................      44,775
---------------------------------------------------------------------------------
                                                                          265,119
---------------------------------------------------------------------------------
ELECTRONICS -- 4.7%
  700    Analog Devices, Inc. (a)....................................      17,194
  500    KLA-Tencor Corp. (a)........................................      13,844
5,300    SIPEX Corp. (a).............................................     113,950
2,900    Teradyne, Inc. (a)..........................................      77,575
---------------------------------------------------------------------------------
                                                                          222,563
---------------------------------------------------------------------------------
ENTERTAINMENT -- 7.9%
  600    Cox Communications, Inc., Class A Shares (a)................      29,063
6,400    Gemstar International Group Ltd. (a)........................     239,600
1,800    Heftel Broadcasting Corp., Class A Shares (a)...............      80,550
  500    Jacor Communications, Inc. (a)..............................      29,500
---------------------------------------------------------------------------------
                                                                          378,713
---------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 2.7%
  200    Arm Financial Group, Inc., Class A Shares...................       4,425
  600    Enhance Financial Services Group Inc. ......................      20,250
1,000    The FINOVA Group Inc. ......................................      56,625
  800    Union Planters Corp. .......................................      47,050
---------------------------------------------------------------------------------
                                                                          128,350
---------------------------------------------------------------------------------
FOOD AND BEVERAGE PRODUCTS -- 1.1%
1,100    McCormick & Co., Inc. ......................................      39,291
  200    Tootsie Roll Industries, Inc. ..............................      15,350
---------------------------------------------------------------------------------
                                                                           54,641
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                          MFS MID CAP GROWTH PORTFOLIO

SHARES                             SECURITY                              VALUE
---------------------------------------------------------------------------------
INSURANCE -- 3.0%
1,400    Ace, Ltd. ..................................................  $   54,600
1,300    ESG Re Ltd. ................................................      28,113
  200    Life Re Corp. ..............................................      16,400
  300    Mid Ocean Ltd. .............................................      23,550
  600    Mutual Risk Management Ltd. ................................      21,863
---------------------------------------------------------------------------------
                                                                          144,526
---------------------------------------------------------------------------------
MEDICAL AND HEALTH PRODUCTS -- 0.5%
  100    King Pharmaceuticals, Inc. (a)..............................       1,400
  500    Mentor Corp. ...............................................      12,125
1,980    UroMed Corp. (a)............................................      11,014
---------------------------------------------------------------------------------
                                                                           24,539
---------------------------------------------------------------------------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 13.7%
6,900    Beverly Enterprises, Inc. (a)...............................      95,306
  400    Biomet, Inc. ...............................................      13,225
6,300    Concentra Managed Care, Inc. (a)............................     163,800
9,900    Cytyc Corp. (a).............................................     161,494
  700    Datascope Corp. (a).........................................      18,594
1,100    Healthcare Recoveries, Inc. (a).............................      21,725
1,500    HEALTHSOUTH Corp. (a).......................................      40,031
1,600    MedPartners, Inc. (a).......................................      12,800
2,500    Mid Atlantic Medical Services, Inc. (a).....................      28,750
2,600    PSS World Medical, Inc. (a).................................      38,025
1,500    Total Renal Care Holdings, Inc. (a).........................      51,750
  800    Transition Systems, Inc. (a)................................       8,500
---------------------------------------------------------------------------------
                                                                          654,000
---------------------------------------------------------------------------------
OIL SERVICES -- 4.0%
  500    BJ Services Co. (a).........................................      14,531
  900    Cooper Cameron Corp. (a)....................................      45,900
  500    Diamond Offshore Drilling, Inc. ............................      20,000
1,600    Global Industries Ltd. (a)..................................      27,000
2,000    Noble Drilling Corp. (a)....................................      48,125
  700    The Houston Exploration Co. (a).............................      16,056
  400    Transocean Offshore Inc. ...................................      17,800
---------------------------------------------------------------------------------
                                                                          189,412
---------------------------------------------------------------------------------
OIL & GAS -- 2.3%
  700    Apache Corp. ...............................................      22,050
3,500    Newfield Exploration Co. (a)................................      87,063
---------------------------------------------------------------------------------
                                                                          109,113
---------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 1.9%
  500    E.W. Scripps Co., Class A Shares............................      27,406
1,600    Scholastic Corp. (a)........................................      63,800
---------------------------------------------------------------------------------
                                                                           91,206
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                          MFS MID CAP GROWTH PORTFOLIO

SHARES                             SECURITY                              VALUE
 --------------------------------------------------------------------------------
RAILROADS -- 1.1%
1,100    Kansas City Southern Industries, Inc. ......................  $   54,588
---------------------------------------------------------------------------------
RESTAURANTS AND LODGING -- 0.6%
  700    Promus Hotel Corp. (a)......................................      26,950
---------------------------------------------------------------------------------
RETAIL -- 7.3%
3,300    BJ's Wholesale Club, Inc. (a)...............................     134,063
3,300    Rite Aid Corp. .............................................     123,956
  600    Viking Office Products, Inc. (a)............................      18,825
1,700    Fred Meyer, Inc. (a)........................................      72,250
---------------------------------------------------------------------------------
                                                                          349,094
---------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.1%
6,200    Aerial Communications, Inc. (a).............................      38,750
3,700    Ascend Communication, Inc. (a)..............................     183,380
2,900    Aspect Telecommunications Corp. (a).........................      79,387
  100    Com21, Inc. (a).............................................       2,124
  900    Comverse Technology, Inc. (a)...............................      46,687
1,000    Corsair Communications, Inc. (a)............................       9,312
3,300    Lightbridge, Inc. (a).......................................      28,050
1,000    MediaOne Group Inc. (a).....................................      43,937
  100    Scandinavian Broadcasting System SA (a).....................       3,018
---------------------------------------------------------------------------------
                                                                          434,645
---------------------------------------------------------------------------------
         TOTAL INVESTMENTS -- 100% (Cost -- $4,918,182*).............  $4,764,541
---------------------------------------------------------------------------------

 (a) Non-income producing security.
  *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             MFS RESEARCH PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
COMMON STOCK -- 89.1%
-----------------------------------------------------------------------------------
AEROSPACE -- 0.9%
     560   Lockheed Martin Corp. ......................................  $   59,290
-----------------------------------------------------------------------------------
AIRLINES -- 0.5%
     220   AMR Corp. (a)...............................................      18,315
     220   US Airways Group, Inc. .....................................      17,435
-----------------------------------------------------------------------------------
                                                                             35,750
-----------------------------------------------------------------------------------
APPAREL AND TEXTILES -- 0.6%
     560   Nordstrom, Inc. ............................................      43,260
-----------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
     100   Ford Motor Co. .............................................       5,900
     370   Lear Corp. (a)..............................................      18,986
-----------------------------------------------------------------------------------
                                                                             24,886
-----------------------------------------------------------------------------------
BANKS AND CREDIT COMPANIES -- 5.1%
     660   BankBoston Corp. ...........................................      36,713
   1,110   The Chase Manhattan Corp. ..................................      83,805
     950   Comerica Inc. ..............................................      62,937
     780   Fleet Financial Group, Inc. ................................      65,130
     780   National City Corp. ........................................      55,380
     670   PNC Bank Corp. .............................................      36,054
-----------------------------------------------------------------------------------
                                                                            340,019
-----------------------------------------------------------------------------------
BUSINESS MACHINES -- 1.0%
   1,560   Sun Microsystems, Inc. .....................................      67,763
-----------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.6%
   1,000   AccuStaff Inc. (a)..........................................      31,250
     110   Eaton Corp. ................................................       8,553
-----------------------------------------------------------------------------------
                                                                             39,803
-----------------------------------------------------------------------------------
CHEMICALS -- 2.4%
   1,340   Air Products And Chemicals, Inc. ...........................      53,600
     440   Cambrex Corp. ..............................................      11,550
   1,000   Cytec Industries Inc. (a)...................................      44,250
     220   E.I. du Pont de Nemours and Co. ............................      16,416
   1,000   Sigma-Aldrich Corp. ........................................      35,125
-----------------------------------------------------------------------------------
                                                                            160,941
-----------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 3.1%
     630   Intermedia Communications Inc. (a)..........................      26,421
     780   MCI Communications Corp. ...................................      45,338
     670   Sprint Corp. ...............................................      47,235
   1,780   WorldCom, Inc. .............................................      86,219
-----------------------------------------------------------------------------------
                                                                            205,213
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             MFS RESEARCH PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
COMPUTER SOFTWARE SYSTEMS -- 7.5%
     560   Adobe Systems Inc. .........................................  $   23,765
   2,120   Alcatel Alsthom CGE, Sponsored ADR..........................      86,256
   1,780   BMC Software Inc. (a).......................................      92,449
   2,110   Cadence Design Systems, Inc. (a)............................      65,938
   1,000   Computer Associates International Inc. .....................      55,563
   1,460   Compuware Corp. (a).........................................      74,643
     780   EMC Corp. (a)...............................................      34,954
   2,890   Oracle Corp. (a)............................................      70,986
-----------------------------------------------------------------------------------
                                                                            504,554
-----------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 4.6%
     800   Electronic Arts Inc. (a)....................................      43,200
   2,450   Microsoft Corp. (a).........................................     265,519
-----------------------------------------------------------------------------------
                                                                            308,719
-----------------------------------------------------------------------------------
CONGLOMERATES -- 4.7%
   2,890   Tyco International Ltd. ....................................     182,070
   1,450   United Technologies Corp. ..................................     134,125
-----------------------------------------------------------------------------------
                                                                            316,195
-----------------------------------------------------------------------------------
CONSUMER GOODS AND SERVICES -- 7.5%
     820   Black & Decker Corp. .......................................      50,020
     560   The Clorox Co. .............................................      53,410
   1,100   Colgate-Palmolive Co. ......................................      96,800
   1,000   The Dial Corp. .............................................      25,938
   1,500   Gillette Co. ...............................................      85,031
   1,780   Kimberly-Clark Corp. .......................................      81,658
     780   The Procter & Gamble Co. ...................................      71,028
     780   Revlon, Inc., Class A Shares(a).............................      40,072
-----------------------------------------------------------------------------------
                                                                            503,957
-----------------------------------------------------------------------------------
CONTAINERS -- 0.7%
   3,010   Stone Container Corp. ......................................      47,031
-----------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.9%
     780   American Standard Cos. Inc. (a).............................      34,856
     200   Cooper Industries, Inc. (a).................................      10,988
     910   General Electric Co. .......................................      82,810
-----------------------------------------------------------------------------------
                                                                            128,654
-----------------------------------------------------------------------------------
ELECTRONICS -- 0.8%
     780   Analog Devices, Inc. (a)....................................      19,159
   1,220   Teradyne, Inc. (a)..........................................      32,635
-----------------------------------------------------------------------------------
                                                                             51,794
-----------------------------------------------------------------------------------
ENTERTAINMENT -- 1.2%
   1,340   CBS Corp. ..................................................      42,545
     670   Jacor Communications, Inc. (a)..............................      39,530
-----------------------------------------------------------------------------------
                                                                             82,075
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             MFS RESEARCH PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 4.0%
     334   Associates First Captial Corp. .............................  $   25,676
     890   Fannie Mae..................................................      54,066
   1,010   First Union Corp. ..........................................      58,833
     110   Green Tree Financial Corp. .................................       4,709
     220   Merrill Lynch & Co., Inc. ..................................      20,295
     670   Morgan Stanley Dean Witter & Co. ...........................      61,221
     340   The CIT Group, Inc. ........................................      12,750
     560   Union Planters Corp. .......................................      32,935
-----------------------------------------------------------------------------------
                                                                            270,485
-----------------------------------------------------------------------------------
FOOD AND BEVERAGE PRODUCTS -- 1.7%
   1,670   Archer-Daniels-Midland Co. .................................      32,356
   1,000   CIA Cervejaria Brahma, Sponsored ADR........................      12,500
     780   Corn Products International, Inc. (a).......................      26,422
   1,110   McCormick & Co. Inc. .......................................      39,648
     100   Nabisco Holdings Corp., Class A Shares......................       3,606
-----------------------------------------------------------------------------------
                                                                            114,532
-----------------------------------------------------------------------------------
INSURANCE -- 8.2%
     780   Ace, Ltd. ..................................................      30,420
     560   The Allstate Corp. .........................................      51,275
     560   The Chubb Corp. ............................................      45,010
   1,110   CIGNA Corp. ................................................      76,590
   2,120   Conseco, Inc. (a)...........................................      99,110
     110   EXEL Ltd. ..................................................       8,559
     110   FPIC Insurance Group Inc. (a)...............................       3,699
     560   Hartford Financial Services Group, Inc. ....................      64,050
     330   Life Re Corp. ..............................................      27,060
     890   Lincoln National Corp. .....................................      81,324
     330   Nationwide Financial Services, Inc. ........................      16,830
   1,000   ReliaStar Financial Corp. ..................................      48,000
-----------------------------------------------------------------------------------
                                                                            551,927
-----------------------------------------------------------------------------------
MEDICAL AND HEALTH PRODUCTS -- 5.1%
   2,000   American Home Products Corp. ...............................     103,500
     670   Boston Scientific Corp. (a).................................      47,989
   1,670   Bristol-Myers Squibb Co. ...................................     191,946
-----------------------------------------------------------------------------------
                                                                            343,435
-----------------------------------------------------------------------------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 5.9%
     460   Cardinal Health, Inc. ......................................      43,125
   1,890   Columbia/HCA Healthcare Corp. ..............................      55,046
   3,120   HBO & Co. ..................................................     109,980
   2,340   HEALTHSOUTH Corp. (a).......................................      62,449
   2,000   United Healthcare Corp. ....................................     127,000
-----------------------------------------------------------------------------------
                                                                            397,600
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             MFS RESEARCH PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
METALS AND MINERALS -- 0.4%
     560   Minerals Technologies Inc. .................................  $   28,490
-----------------------------------------------------------------------------------
OIL SERVICES -- 1.4%
     560   Cooper Cameron Corp. .......................................      28,560
     670   Diamond Offshore Drilling, Inc. (c).........................      26,800
     950   EVI Weatherford Inc. (a)....................................      35,269
-----------------------------------------------------------------------------------
                                                                             90,629
-----------------------------------------------------------------------------------
OIL AND GAS -- 5.5%
   1,110   British Petroleum Co. PLC, Sponsored ADR....................      97,957
     590   Chevron Corp. ..............................................      49,007
     560   Mobil Oil Corp. ............................................      42,910
   1,670   Texaco Inc. ................................................      99,678
   2,340   USX-Marathon Group..........................................      80,291
-----------------------------------------------------------------------------------
                                                                            369,843
-----------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.6%
   1,000   Browning-Ferris Industries, Inc. ...........................      34,750
     220   Waste Management, Inc. .....................................       7,700
-----------------------------------------------------------------------------------
                                                                             42,450
-----------------------------------------------------------------------------------
RAILROADS -- 0.5%
   1,560   Wisconsin Central Transportation Corp. (a)..................      34,125
-----------------------------------------------------------------------------------
RESTAURANTS AND LODGING -- 2.0%
   2,560   Cendant Corp. (a)...........................................      53,440
     780   CKE Restaurants, Inc. ......................................      32,175
     560   McDonald's Corp. ...........................................      38,640
     220   Promus Hotel Corp. (a)......................................       8,470
-----------------------------------------------------------------------------------
                                                                            132,725
-----------------------------------------------------------------------------------
OFFICE PRODUCTS -- 0.3%
     200   Xerox Corp. ................................................      20,325
-----------------------------------------------------------------------------------
RETAIL -- 5.7%
   1,560   CVS Corp. ..................................................      60,743
     670   Fred Meyer, Inc. (a)........................................      28,475
     780   The Home Depot, Inc. .......................................      64,789
   1,110   Office Depot, Inc. (a)......................................      35,034
   2,890   Rite Aid Corp. .............................................     108,556
   2,120   Safeway Inc. (a)............................................      86,257
-----------------------------------------------------------------------------------
                                                                            383,854
-----------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
   2,000   Aspect Telecommunications Corp. (a).........................      54,750
   1,000   Cisco Systems, Inc. (a).....................................      92,063
-----------------------------------------------------------------------------------
                                                                            146,813
-----------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
   1,500   Newport News Shipbuilding Inc. .............................      40,125
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             MFS RESEARCH PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
UTILITIES -- 1.5%
   1,000   CalEnergy Co., Inc. (a).....................................  $   30,063
     330   Columbia Energy Group.......................................      18,356
     970   K N Energy, Inc. ...........................................      52,562
-----------------------------------------------------------------------------------
                                                                            100,981
-----------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $5,836,358).....................   5,988,243
-----------------------------------------------------------------------------------
FOREIGN STOCK -- 3.2%
-----------------------------------------------------------------------------------
GERMANY -- 0.8%
     560   Henkel KGAA.................................................      55,690
-----------------------------------------------------------------------------------
HONG KONG -- 0.3%
   4,000   Hutchison Whampoa...........................................      21,113
-----------------------------------------------------------------------------------
NETHERLANDS -- 1.1%
   1,110   ING Groep N.V. .............................................      72,683
-----------------------------------------------------------------------------------
SWITZERLAND -- 1.0%
   4,450   Skandia Forsakings..........................................      63,612
-----------------------------------------------------------------------------------
           TOTAL FOREIGN STOCK (Cost -- $202,789)......................     213,098
-----------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS (Cost -- $6,039,147)..................   6,201,341
-----------------------------------------------------------------------------------

  FACE
 AMOUNT                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 7.7%
$515,000   Federal Home Loan Mortgage Corp., 5.40% due 7/1/98
           (Cost -- $515,000)..........................................     515,000
-----------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $6,554,147*).............  $6,716,341
-----------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                                                 DISCIPLINED      MFS
                                                      CONVERTIBLE   STRATEGIC     SMALL CAP     MID CAP        MFS
                                                         BOND         STOCK         STOCK        GROWTH      RESEARCH
                                                       PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost...............................  $2,587,672    $3,487,403   $3,153,336    $4,918,182   $6,039,147
  Short-term investments -- Cost....................     480,000       128,000       19,782            --      515,000
----------------------------------------------------------------------------------------------------------------------
  Investments, at Value.............................  $2,598,017    $3,371,102   $3,083,742    $4,764,541   $6,201,341
  Short-term investments, at Value..................     480,000       128,000       19,788            --      515,000
  Cash..............................................         217           228           --       453,837        1,384
  Dividends and interest receivable.................      14,779         8,420        2,954         1,160        5,285
  Receivable for securities sold....................      53,700            --      189,254         5,481        8,562
  Receivable from affiliate.........................       6,743            --           --         2,232           --
----------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS......................................   3,153,456     3,507,750    3,295,738     5,227,251    6,731,572
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..................          --       127,570      161,527         4,788           --
  Payable to bank...................................          --            --       41,985            --           --
  Investment advisory fees payable..................          --         3,159        3,910            --        1,403
  Administration fees payable.......................          --           316          293            --          315
  Accrued expenses..................................      10,700         1,264          684        10,800        9,185
----------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.................................      10,700       132,309      208,399        15,588       10,903
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $3,142,756    $3,375,441   $3,087,339    $5,211,663   $6,720,669
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...................................  $3,105,663    $3,476,126   $3,225,635    $5,306,365   $6,559,886
  Accumulated net investment income (loss)..........      20,456        15,616        4,126        (6,469)       1,965
  Accumulated net realized gain (loss) from
    security transactions and futures contracts.....       6,292            --      (72,834)       65,408       (3,376)
  Net unrealized appreciation (depreciation)
    of investments..................................      10,345      (116,301)     (69,588)     (153,641)     162,194
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $3,142,756    $3,375,441   $3,087,339    $5,211,663   $6,720,669
----------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..................................     310,545       348,197      323,745       531,648      656,640
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..........................      $10.12         $9.69         $9.54        $9.80       $10.23
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                                                     DISCIPLINED         MFS
                                                     CONVERTIBLE      STRATEGIC       SMALL CAP        MID CAP           MFS
                                                        BOND            STOCK           STOCK          GROWTH         RESEARCH
                                                    PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (b)   PORTFOLIO (b)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest........................................     $19,712       $    2,880       $    2,928      $   5,778       $  4,877
  Dividends.......................................       4,750           17,475            6,085          3,355         13,872
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.........................      24,462           20,355            9,013          9,133         18,749
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal.................................       7,000              100               54          4,000          6,000
  Investment advisory fees (Note 2)...............       3,006            3,159            3,910         10,981         11,811
  Shareholder communications......................       2,000              200              100          1,000          1,500
  Shareholder and system servicing fees...........         750              300              170          1,200            900
  Custody.........................................         500               85               45          6,267          2,400
  Administration fees (Note 2)....................         300              316              293            823             --
  Registration fees...............................          --              390              210             --             --
  Trustees' fees..................................          --              164               90             --             --
  Other...........................................         500               25               15          1,071            291
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..................................      14,056            4,739            4,887         25,342         22,902
  Less: Investment advisory and administration fee
        waivers and expense reimbursement (Note
        2)........................................     (10,050)              --               --         (9,740)        (6,118)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES....................................       4,006            4,739            4,887         15,602         16,784
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)......................      20,456           15,616            4,126         (6,469)         1,965
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)................................       6,292               --          (71,540)        65,408         (3,376)
    Futures contracts.............................          --               --           (1,294)            --             --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)........................       6,292               --          (72,834)        65,408         (3,376)
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments:
    Beginning of period...........................          --               --               --             --             --
    End of period.................................      10,345         (116,301)         (69,588)      (153,641)       162,194
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)................................      10,345         (116,301)         (69,588)      (153,641)       162,194
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS.......................................      16,637         (116,301)        (142,422)       (88,233)       158,818
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS......................................     $37,093       $ (100,685)      $ (138,296)     $ (94,702)      $160,783
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1998 (commencement of operations) to June 30,
    1998.
(b) For the period from March 23, 1998 (commencement of operations) to June 30, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 1998

                                                                                     DISCIPLINED         MFS
                                                     CONVERTIBLE      STRATEGIC       SMALL CAP        MID CAP           MFS
                                                        BOND            STOCK           STOCK          GROWTH         RESEARCH
                                                    PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (b)   PORTFOLIO (b)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)....................   $   20,456      $   15,616       $    4,126     $   (6,469)     $    1,965
  Net realized gain (loss)........................        6,292              --          (72,834)        65,408          (3,376)
  Increase in net unrealized appreciation
    (depreciation)................................       10,345        (116,301)         (69,588)      (153,641)        162,194
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS....................................       37,093        (100,685)        (138,296)       (94,702)        160,783
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares................    3,109,595       3,486,160        3,239,690      5,316,491       6,570,850
  Cost of shares reacquired.......................       (3,932)        (10,034)         (14,055)       (10,126)        (10,964)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS..................................    3,105,663       3,476,126        3,225,635      5,306,365       6,559,886
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS............................    3,142,756       3,375,441        3,087,339      5,211,663       6,720,669
NET ASSETS:
  Beginning of period.............................           --              --               --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*..................................   $3,142,756      $3,375,441       $3,087,339     $5,211,663      $6,720,669
---------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment income
  (loss) of:                                            $20,456           $15,616          $4,126         $(6,469)         $1,965
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1998 (commencement of operations) to June 30,
    1998.
(b) For the period from March 23, 1998 (commencement of operations) to June 30, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock (formerly known as Mid Cap Disciplined Equity Fund), U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at an annual rate of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS and TIMCO are responsible

                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

for the day-to-day portfolio operations and investment decisions for MMCG, MRP, DSCS and SSP, respectively. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets, respectively.

          - DSCS and SSP pay TIMCO 0.40% and 0.30% of their average daily net assets, respectively.
          These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the period ended June 30, 1998, Travelers Insurance waived all or part of its fees in the amounts of $3,306, $9,740, and $6,118 for CB, MMCG and MRP, respectively, and agreed to reimburse CB for expenses in the amount of $6,744.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the period ended June 30, 1998 were as follows:

                         PORTFOLIO                            PURCHASES      SALES
-------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $2,685,827   $  105,928
Strategic Stock Portfolio...................................   3,487,403           --
Disciplined Small Cap Stock Portfolio.......................   4,188,021      963,145
MFS Mid Cap Growth Portfolio................................   6,945,179    2,092,405
MFS Research Portfolio......................................   6,754,363      715,216
-------------------------------------------------------------------------------------

     At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................   $   64,111    $   (53,766)     $   10,345
Strategic Stock Portfolio...................................       75,150       (191,451)       (116,301)
Disciplined Small Cap Stock Portfolio.......................       94,487       (164,075)        (69,588)
MFS Mid Cap Growth Portfolio................................      310,676       (464,317)       (153,641)
MFS Research Portfolio......................................      378,493       (216,299)        162,194
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government

                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At June 30, 1998, the Portfolios had no open reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, the Portfolios had no open futures contracts.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1998, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the period ended June 30, 1998, the Portfolios did not write any options.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     9.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1998, there were no when-issued securities held by the Portfolios.

     10.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 1998, there were no mortgage dollar roll transactions held by the Portfolios.

     11.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 1998, there were no open short sales against the box.

     12.  LENDING OF SECURITIES

     The Portfolios have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 1998, there were no loaned securities held by the Portfolios.

                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     13.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                PERIOD ENDED
                                                                JUNE 30, 1998
-----------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO(a):
Shares sold.................................................        310,939
Shares redeemed.............................................           (394)
-----------------------------------------------------------------------------
Net Increase................................................        310,545
-----------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO(a):
Shares sold.................................................        349,218
Shares redeemed.............................................         (1,021)
-----------------------------------------------------------------------------
Net Increase................................................        348,197
-----------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO(a):
Shares sold.................................................        325,269
Shares redeemed.............................................         (1,524)
-----------------------------------------------------------------------------
Net Increase................................................        323,745
-----------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO(b):
Shares sold.................................................        532,650
Shares redeemed.............................................         (1,002)
-----------------------------------------------------------------------------
Net Increase................................................        531,648
-----------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO(b):
Shares sold.................................................        657,720
Shares redeemed.............................................         (1,080)
-----------------------------------------------------------------------------
Net Increase................................................        656,640
-----------------------------------------------------------------------------

(a) Transactions are for the period from May 1, 1998 (commencement of operations) to June 30, 1998.

(b) Transactions are for the period from March 23, 1998 (commencement of operations) to June 30, 1998.

                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

                 CONVERTIBLE BOND PORTFOLIO                   1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $10.00
---------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)..................................    0.07
  Net realized and unrealized gain..........................    0.05
---------------------------------------------------------------------
Total Income From Operations................................    0.12
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................  $10.12
---------------------------------------------------------------------
TOTAL RETURN++..............................................    1.20%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $3,143
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)...............................................    0.80%
  Net investment income.....................................    4.02
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       5%
---------------------------------------------------------------------

(1) For the period from May 1, 1998 (commencement of operations) to June 30, 1998 (unaudited).

(2) Travelers Insurance has waived all of its fees for the period ended June 30, 1998. In addition, Travelers Insurance has agreed to reimburse the Portfolio for $6,744 of the Portfolio's expenses for the period ended June 30, 1998. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1998                         $0.03                                1.97%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

                 STRATEGIC STOCK PORTFOLIO                    1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.00
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................    0.04
  Net realized and unrealized loss..........................   (0.35)
---------------------------------------------------------------------
Total Loss From Operations..................................   (0.31)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $9.69
---------------------------------------------------------------------
TOTAL RETURN++..............................................   (3.10)%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $3,375
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses..................................................    0.88%
  Net investment income.....................................    2.91
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       0%
---------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS...   $0.05
---------------------------------------------------------------------

           DISCIPLINED SMALL CAP STOCK PORTFOLIO              1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.00
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................    0.01
  Net realized and unrealized loss..........................   (0.47)
---------------------------------------------------------------------
Total Loss From Operations..................................   (0.46)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $9.54
---------------------------------------------------------------------
TOTAL RETURN++..............................................   (4.60)%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $3,087
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses..................................................    0.98%
  Net investment income.....................................    0.83
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      32%
---------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS...   $0.05
---------------------------------------------------------------------

(1) For the period from May 1, 1998 (commencement of operations) to June 30, 1998 (unaudited).

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

                MFS MID CAP GROWTH PORTFOLIO                  1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.00
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(2)....................................   (0.01)
  Net realized and unrealized loss..........................   (0.19)
---------------------------------------------------------------------
Total Loss From Operations..................................   (0.20)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $9.80
---------------------------------------------------------------------
TOTAL RETURN++..............................................   (2.00)%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $5,212
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)...............................................    1.14%
  Net investment loss.......................................   (0.47)
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      81%
---------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS...  $ 0.06
---------------------------------------------------------------------

                   MFS RESEARCH PORTFOLIO                     1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.00
---------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)..................................    0.00*
  Net realized and unrealized gain..........................    0.23
---------------------------------------------------------------------
Total Income From Operations................................    0.23
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................  $10.23
---------------------------------------------------------------------
TOTAL RETURN++..............................................    2.30%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $6,721
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)...............................................    1.13%
  Net investment income.....................................    0.13
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      24%
---------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS...   $0.05
---------------------------------------------------------------------

(1) For the period from March 23, 1998 (commencement of operations) to June 30, 1998 (unaudited).

(2) Travelers Insurance has waived part of its fees for the period ended June 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                                       PER SHARE DECREASES              EXPENSE RATIOS
                                                     IN NET INVESTMENT INCOME         WITHOUT FEE WAIVERS
                                                     ------------------------         -------------------
MFS Mid Cap Growth Portfolio                                  $0.02                          1.96%+
MFS Research Portfolio                                         0.01                         1.53+

 *  Represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       38

<PG$PCN>

                      (This page intentionally left blank)

<PG$PCN>

                      (This page intentionally left blank)

<PG$PCN>

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-98) Printed in U.S.A.

<PG$PCN>



THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 1998


                MANAGED ASSETS TRUST
                HIGH YIELD BOND TRUST
                CAPITAL APPRECIATION FUND
                MONEY MARKET PORTFOLIO

                THE TRAVELERS SERIES TRUST:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183



<pg$pcn>

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series
Trust -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio (formerly known as Cash Income Trust) ("Fund") and the Travelers Series Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios; ("Portfolio") for the period ended June 30, 1998.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Trust or Portfolio since its inception date can be found in this report. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Managed Assets Trust..................................       3             9
High Yield Bond Trust.................................       4            18
Capital Appreciation Fund.............................       4            23
Money Market Portfolio................................       6            26
U.S. Government Securities Portfolio..................      37            42
Social Awareness Stock Portfolio......................      37            43
Utilities Portfolio...................................      38            46

ECONOMIC REVIEW AND OUTLOOK

The U.S. economy continues to provide the domestic capital markets with the almost ideal conditions of low interest rates, lower inflation and steady economic growth. First quarter Gross Domestic Product ("GDP") growth was well ahead of expectations and led to the prospect of a Federal Reserve Board ("Fed") tightening midway through the first half of 1998. Reported inflation, however, remains low and the Asian currency crisis has caused the Fed to lean towards a more neutral stance.

Despite the strong first quarter, the U.S. economy has recently showed signs of slowing down. While industrial production and retail sales have gone down, the most compelling evidence of the slowdown comes from the bond market. For the first time since 1990, the yield curve, defined by the spread between the two-year and ten-year Treasury yields, is now slightly inverted. (The yield curve shows the difference between short- and long-term yields.) In the past, an inverted yield curve has been a harbinger of an economic downturn.

Fed Chairman Alan Greenspan notes in his latest testimony that the Fed remains more concerned about inflation rather than an economic recession. We see no indications of either an economic or earnings recession in the near future and the risk in the stock market, in our view, is largely mitigated by this outlook.

The U.S. stock market posted handsome returns in the first half of 1998. On a year-to-date basis, the Dow Jones Industrial Average ("DJIA") rose 13.2% while the broader Standard and Poor's 500 Index ("S&P 500") gained 17.7%. At this pace, the stock market would yet again produce another year of 30% or more appreciation, a three-year run unprecedented in the history of the stock market. The bond market produced healthy returns as yields on 30-year U.S. Treasury bonds fell to their lowest level since the introduction of these securities in 1977.

We look ahead to a slower economy in the second half of 1998. The absence of inflationary pressures should keep long-term bond yields below 6% while the combination of lofty valuations and slower corporate earnings growth in 1998 could find stocks at the upper end of a trading range for the rest of the year.

EQUITY MARKET COMMENTARY

After three remarkable years of market appreciation averaging more than 30% annually, the first quarter's S&P 500 total return of almost 15% was that much more impressive. Since 1995, the stock market's climb has also been supported by a dramatic increase in money flows by domestic and foreign investors, as well as corporate buybacks and merger activity. Low domestic inflation and steady revenue gains have also contributed to the expansion in the P/E multiple. (a P/E ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.)

                                        1

<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Stock market volatility increased significantly in the second quarter. Investor focus shifted from the prospects of Fed tightening to the Asian crisis and eventually to hopes of reasonable corporate earnings growth for the second quarter. Large-capitalization stocks posted a gain for the second quarter of 1998 while small-capitalization stocks declined to fall farther behind their large-cap stock counterparts.

A seesaw pattern in stock prices persisted at the beginning of the second quarter of 1998, as stock prices remained almost unchanged at the end of April from a month earlier. Interest rate concerns took center stage towards the end of April as the Fed publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 fell 4.3% from April 23, 1998 to April 27, 1998.

Inflation, however, continued to remain low and, despite a strong first quarter GDP report, a slowdown in the second half of 1998 became more apparent. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 declined by almost 2% while the Russell 2000 Index fell nearly 5%. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges.) Several companies provided early guidance about lower second quarter earnings during the month of May. Investors already worried about record valuations in the stock market, showed no mercy in their response to such disappointments as some stock prices tumbled down by as much as 50%.

Growth stocks performed better than value stocks in the second quarter of 1998 in the large-cap universe. In particular, the technology, health care and consumer discretionary sectors performed quite well while the energy sector underperformed significantly in the wake of falling oil prices.

The widely anticipated earnings pre-announcement season at the end of June, when companies confess to upcoming earnings shortfalls, was not as severe as in prior quarters. Many stock market investors appear to have drawn a positive inference from this event and the current outlook for second quarter earnings seems favorable.

Besides the historically high valuations for large-capitalization stocks, we think the principal risk to the U.S. stock market remains on the earnings front. If Asia remains in a protracted recession, which is a likely scenario at this point, a slowdown in the global economy could take its toll on U.S. corporate profits. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market in the short term but bullish over the intermediate to long term.

FIXED INCOME MARKET COMMENTARY

Just when many investors were getting somewhat more comfortable with risk again, the Asian financial crisis re-erupted in May and June. Unrest in Indonesia and further weakness in the Japanese yen were some of the latest highlights in the latest chapter of the Asian crisis. The region's turmoil sent Asia's stock markets down again and caused major setbacks in most emerging country stock and bond markets. In addition, heightened investor concerns about greater risk triggered yet another crisis in Russia's fragile markets.

In reaction to the renewed troubles in Asia, the U.S. bond market rallied as many global investors sought refuge in U.S. Treasury securities during the reporting period. Combined with U.S. Secretary of Treasury Rubin's intervention to stabilize the yen, the rally in U.S. Treasurys helped to support the U.S. stock and bond markets by the end of the second quarter of 1998. Within the U.S. bond markets, investment-grade bonds barely performed better than U.S. Treasurys. Many longer-maturity bonds could not keep pace with the strong performance of the 30-year U.S. Treasury bond. Mortgage-backed security spreads widened and discount bonds performed better than premium bonds, as mortgage prepayments remained high. Corporate bond spreads widened due to heavy issuance (i.e., more supply) with the most widening occurring in bonds issued by corporations that were more impacted by the Asian crisis.

Municipal bonds performed poorly as heavy issuance and investor "sticker shock" kept tax-exempt bond yields from declining as much as U.S. Treasurys. High yield bonds and emerging market bonds also lagged U.S. Treasurys during the second quarter of 1998, although high-yield bonds are still ahead of U.S. Treasurys for the first six months of 1998.

                                        2

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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

We continue to believe that interest rates in the U.S. will slowly move lower as the crisis in Asia pushes U.S. GDP down to a 1% to 2% annual range in the second half of 1998. Exports from the U.S. have sharply declined and the trade deficit has widened rapidly. We expect even greater deterioration in the U.S. trade deficit as Asian imports accelerate in the second half of the year. Inventory growth in the U.S. was strong in the first half of 1998, and that condition should slow projected U.S. economic growth in the second half of the year. In addition, we expect that corporate profits will continue to be flat, which combined with high inventories and weak commodity prices, should help to weaken capital spending during the next several quarters.

Within the U.S. bond market, we anticipate that the yield curve will be steeper six to twelve months as of this writing. We think that the yield curve will likely stay flat until it becomes clearer that the inflationary risks from currently tight U.S. labor markets have passed. As rates decline, bond spreads are likely to widen. In addition, bond spreads should widen more because of a continuation of the flight to quality as well as the fact that the supply of bonds should remain high at these rate levels. The overall low inflationary environment and the expected economic slowdown, along with the increased volatility in the stock market, have created a favorable backdrop for fixed income investments.

MANAGED ASSETS TRUST

Managed Assets Trust ("Fund") seeks to provide a high total investment return through a fully managed investment policy. For the six months ended June 30, 1998, the Trust had a total return of 12.76% versus 17.72% for the S&P 500 and 4.17% for the Lehman Government/Corporate Index benchmark.

During the first half of 1998, stock selection in the health care, consumer discretionary, producer durables and autos and transportation sectors made the strongest positive contribution to the Fund's overall relative performance. In the health care sector, the Fund benefited from its positions in companies with strong diversified sources of earnings such as Chancellor Media, New York Times and Meredith Corp. as well as a number of different retailers such as Costco, Albertsons and Jones Apparel.

In the producer durables sector, the managers' positions in Textron and United Technologies helped performance in the first quarter. In the transportation sector, their emphasis on the better performing airline and automobile industries also made a positive contribution to performance. Their individual stock picks here such as Delta Air Lines, AMR Corp. and Ford Motor Co. all performed well. Their positions in Equitable Companies and Morgan Stanley Dean Witter helped performance in the financial services sector towards the end of the second quarter.

The managers lost ground relative to the benchmark primarily in the technology sector. Their relative performance was penalized by not holding a number of better performing stocks such as EMC Corp. and Digital Equipment. They were also hurt by overweight positions in VLSI Technology and Oracle, which both reported earnings disappointments.

The managers believe that the current economic expansion has further to go and that inflation will remain low. These factors argue in favor of a continuation of the current bull market. Earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999. Besides the historically high valuations for large capitalization stocks, the principal risk to the U.S. stock market remains on the earnings front. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the P/E multiple. They remain cautious about the U.S. stock market over the short term. In this environment, the managers believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

In their disciplined approach to stock selection, the managers screen their research universe of over 1,000 securities for companies that offer improving fundamentals and relative earnings gains at discounted stock valuations. In the technology sector, they focus on higher growth industries like networking and software through their positions in Cisco and Intuit. They maintain an underweight position in the weak performing semi-conductor group by excluding stocks such as Motorola that have produced a string of negative earnings surprises. In the health care sector, they continue to emphasize Guidant, a leading manufacturer of medical devices that regulate heart activity through chest implants. The managers' focus among the financial services sector remains on the securities industry where they have positions in Merrill Lynch, Morgan Stanley Dean Witter and The Equitable Companies.

                                        3

<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Fund") seeks to generate income. The assets of the Fund will be invested in bonds which, as a class, sell at discounts from par value and are typically high-risk securities. For the six months ended June 30, 1998, the Fund had a total return of 5.15%. In comparison, the Lehman Aggregate Bond Index posted a total return of 3.93% for the same period.

The high yield bond market generated relatively weak results in the second quarter of 1998 and underperformed most other sectors of the bond market. Total returns for the U.S. bond markets were in the 1% to 6% range, with the high yield bond market at the lower end.

The 30-year U.S. Treasury bond generated the strongest results (i.e., more than 6%) of all the sectors, as many investors became more convinced that the Asian crisis would contribute to an economic slowdown in the U.S. beginning in the second quarter of 1998. The U.S. Treasury market has been sought out as a "safe haven" by many investors concerned about increased economic uncertainty. Moreover, an extremely heavy amount of new high yield bond issuances also caused the high yield bond market to underperform versus other U.S. bond market sectors. The higher-rated issues generated the strongest results among high yield bonds given their greater sensitivity to interest rates. On the other hand, the lowest-rated high yield bond issues generated the weakest returns and that was not surprising given their greater sensitivity to general economic conditions and stock market performance. While the stock market generated positive results during the reporting period, there was considerably greater volatility in the stock markets because of the higher uncertainty among many investors.

Year-to-date, the total of newly issued high yield bonds was roughly $110 billion, which is more than twice last year's figure of $50 billion. Moreover, year-to-date there has been approximately $15 billion of cash inflows into high yield bond mutual funds, while above last year's total of $8 billion, an amount that was clearly insufficient to counterbalance the effects of the extremely heavy new issue calendar. However, continued strong demand for high yield bonds from pension funds and insurance companies somewhat limited the underperformance of the high yield bond market versus other bond sectors during the second quarter of 1998.

The U.S. economy today remains generally supportive of high yield bonds and inflation continues to be modest. In fact, recent retail sales growth in the U.S. and housing sales and employment remains quite strong. The manager believes that it is still an open question as to whether Asia's problems will have any meaningful negative impact on future U.S. economic growth. While the Fed remains concerned about the strength of the U.S. economy and the potential for higher inflation in the future, there has been little evidence of inflationary pressures so far.

As the high yield bond market continued to underperform during the second quarter of 1998, the manager began to gradually take advantage of what he believed to be attractively priced "B" rated issues. Given the continued problems in Asia, the manager plans to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals, industries that have been negatively affected by deflationary trends over the past six months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.) The manager has recently started to lower the exposure to the energy industry given the continued weakness in energy prices and the expectation that as long as Asia remains mired in difficulties, energy prices should remain depressed. The manager remains positive on the long-term trends in the energy industry and does not plan to entirely eliminate the Fund's current energy positions.

While the manager still expects U.S. economic growth to slow and corporate profit margins may deteriorate for the rest of 1998, a meaningful U.S. economic slowdown is not expected for the balance of the year. As a result, the manager has become more opportunistically invested in select better-priced "B" and "BB" rated new issues.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Fund") seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price, both rising and falling. For the six months ending June 30, 1998, the Capital Appreciation Fund posted a total return of 29.99%. In comparison, the Russell 2000 Index returned 4.93% for the same period.

                                        4

<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Markets generally moved ahead in the second quarter, masking the sharp volatility that characterized the period. The S&P 500 rose 2.8%, while the DJIA increased 1.8%. Despite a strong start, equity markets struggled mid-quarter amid bad news from Asia and disappointing earnings reports in the semiconductor industry. Better news helped the markets recover lost ground to end the quarter on a high note. Meanwhile, the U.S. economic backdrop has been very positive. Consumer spending remained resilient, housing starts held at near-record highs and weakness in Asia kept the U.S. economy from boiling over. Inflation remained in-check, and signs of slower economic growth in the second half of the year drove the yield on the 30-year U.S. Treasury Bond down to 5.6% by the end of the quarter.

During the period, the Fund outpaced its benchmark, the S&P 500, supported by strong gains in the managers' large capitalization growth stocks, especially in the technology and pharmaceutical industries. Among their technology stocks, they benefited from their focus on market leaders like Cisco Systems, Microsoft, and America Online (AOL). These companies enjoy a dominant market position, and were able to weather the Asian crisis with no visible earnings impact. Cisco Systems was a particularly strong performer. The company offset its Asian exposure with strong gains elsewhere, and its equipment business is poised for extraordinary growth against the backdrop of telecommunications deregulation and the expansion of Internet traffic.

Meanwhile, Microsoft recovered from concerns over the Justice Department's anti-trust suit, to rebound on an Appeals Court opinion in support of the company. The managers remain impressed with Microsoft's potential -- their product pipeline remains tremendous and advanced word on the Windows 98 launch has been very positive. AOL was another strong performer. The market is beginning to recognize AOL's successful transformation from service provider to media channel, as its subscriber base recently surpassed the total number of MTV viewers.

Pharmaceuticals have been among their strongest positions, supported by several broad-based themes. First, demographic trends and the rising global utilization of existing drugs have created a positive backdrop for the industry leaders. Additionally, technological innovations have accelerated the R&D process, and over the next few years the managers expect to see a dramatic increase in new drug launches, to treat everything from cancers to obesity. Despite a substantial run-up in its stock price, the managers remain very positive on Pfizer's prospects for a variety of reasons. Not only does it offer a very strong product pipeline of its own, but its marketing channel is so renowned that companies like Monsanto and Warner-Lambert have sought Pfizer out to partner on some of their most promising new drugs.

Among their financial stocks, they are also upbeat on BankAmerica. The bank's strategic merger with NationsBank has provided the combined bank with a very profitable geographic and demographic footprint across the Sunbelt. With their geographic expansion complete, the combined bank is set to cut costs, exploit synergies, boost operating margins, and unleash shareholder value. Their cultures are complementary, and with BankAmerica's management at the helm, the managers think the bank is well placed to emerge as a dominant franchise in the new banking landscape.

Despite the Fund's strong performance, the managers did have a few disappointments. AIG, the largest insurer in Asia, had its results restrained due to the lingering currency storms. However, AIG is using this opportunity to expand its distribution system and market reach in Asia, and they remain very confident in the company's long-term potential. Additionally, the managers have maintained some minor positions in a handful of rapidly growing midsize companies. While they believe these companies could one day emerge as dominant players within their respective industries, many of these holdings sport relatively high price-to-earnings multiples due to their exceptional growth. During the quarter, the managers saw stocks with higher valuations come under pressure, as investors flocked toward the more predictable earnings of the large capitalization names. Although this was a short-term setback, the managers held on to these positions due to their impressive long-term prospects.

Looking forward, the managers do not expect the ride to get any smoother. Firms with significant international exposure, especially in Asia, will most likely continue to see their profit margins squeezed. The current risk is that the Asian undertow could become strong enough to pull down U.S. and European economic growth. They personally view this as a very small risk however, given the resilience of consumer demand at home and the benefits of restructuring and monetary convergence in Europe. Nonetheless, the managers will continue to monitor the situation carefully. Most importantly, they have tried to invest in companies that transcend the vagaries of the marketplace and can weather these storms with minimal damage to their bottom lines.

                                        5

<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

Money Market Portfolio ("Fund") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Fund pursues this objective by investing in securities maturing in one year or less.

For the six-months ended June 30, 1998, the Fund generated an effective yield of 2.54% and as of June 30, 1998, had an average maturity of 22 days. The Fund continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided the Fund with relative safety, liquidity and relative stability. However, you should be aware that your investment in the Fund is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Asset Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

July 10, 1998

                                        6

<pg$pcn>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------------
    Six Months Ended 6/30/98+             12.76%
    Year Ended 6/30/98                    22.33%
    Five Years Ended 6/30/98              14.92%
    Ten Years Ended 6/30/98               14.18%
    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.

This chart assumes an initial investment of $10,000 made on June 30, 1988, assuming reinvestment of dividends, through June 30, 1998. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

     Measurement                           Lehman                       Standard
       Period           Managed    Government/Corporation   Consumer    & Poor's
    (Fiscal Year        Assets              Bond              Price        500
      Covered)           Trust             Index              Index       Index
Jun-88                   10000             10000              10000       10000
Dec-88                   10919             10285              10212       10343
Dec-89                   13880             11749              10687       13615
Dec-90                   14223             12723              11339       13192
Dec-91                   17310             14774              11686       17203
Dec-92                   18199             15894              12025       18513
Dec-93                   19897             17648              12355       20374
Dec-94                   19451             17028              12686       20642
Dec-95                   24726             20305              13008       25167
Dec-96                   28133             20893              13439       30943
Dec-97                   34128             22932              13667       41265
Jun-98                   38482             23888              13811       48577

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+               5.15%
    Year Ended 6/30/98                     13.35%
    Five Years Ended 6/30/98               11.13%
    Ten Years Ended 6/30/98                 9.80%
    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.

This chart assumes an initial investment of $10,000 made on June 30, 1988, assuming reinvestment of dividends, through June 30, 1998. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                             First
                                                            Boston
     Measurement         High       Lehman                   High
       Period            Yield     Aggregate   Consumer      Yield
    (Fiscal Year         Bond        Bond        Price       Index
      Covered)           Trust       Index       Index     Top Tier
Jun-88                   10000       10000       10000       10000
Dec-88                   11456       10277       10212       11223
Dec-89                   11617       11771       10687       12703
Dec-90                   10557       12826       11339       12821
Dec-91                   13313       14878       11686       15755
Dec-92                   15064       15978       12025       17130
Dec-93                   17174       17537       12355       19806
Dec-94                   16958       17025       12686       19769
Dec-95                   19581       20170       13008       23461
Dec-96                   22723       20902       13439       25976
Dec-97                   26487       22919       13667       29257
Jun-98                   27851       23819       13811       30527

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7

<pg$pcn>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+              29.99%
    Year Ended 6/30/98                     40.28%
    Five Years Ended 6/30/98               23.32%
    Ten Years Ended 6/30/98                19.47%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

  This chart assumes an initial investment of $10,000 made on June 30, 1988, assuming reinvestment of dividends, through June 30, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

     Measurement                      Standard
       Period            Capital      & Poor's     Russell    Consumer
    (Fiscal Year       Appreciation      500        2000        Price
      Covered)             Fund         Index       Index       Index
Jun-88                    10000         10000       10000       10000
Dec-88                    11006         10343        9846       10212
Dec-89                    12735         13615       11448       10687
Dec-90                    11940         13192        9217       11339
Dec-91                    16139         17203       13462       11686
Dec-92                    18980         18513       15940       12025
Dec-93                    21844         20374       18949       12355
Dec-94                    20803         20642        7863       12686
Dec-95                    28369         25167       10101       13008
Dec-96                    36370         30943       11767       13438
Dec-97                    45879         41292       14398       13667
Jun-98                    59636         48609       15108       13811

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        8

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 66.4%
-----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 0.4%
         10,100          Mead Corp. .................................................    $    320,675
         10,100          Owens-Illinois, Inc. .......................................         451,975
         10,500          Willamette Industries, Inc. ................................         336,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,108,650
-----------------------------------------------------------------------------------------------------
BASIC MATERIALS - DEVELOPMENT -- 0.2%
         11,286          Crane Co. ..................................................         548,076
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.9%
          9,900          Cordant Technologies Inc. ..................................         456,637
          9,100          General Dynamics Corp. .....................................         423,150
         12,500          Ingersoll-Rand Co. .........................................         550,781
         12,200          Kaufman and Broad Home Corp. ...............................         387,350
         14,000          Pulte Corp. ................................................         418,250
-----------------------------------------------------------------------------------------------------
                                                                                            2,236,168
-----------------------------------------------------------------------------------------------------
COMPUTERS SERVICES -- 0.2%
          9,900          Ceridian Corp. .............................................         581,625
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.5%
         12,700          AccuStaff, Inc.++...........................................         396,875
          9,100          Borders Group, Inc.++.......................................         336,700
          9,000          Colgate-Palmolive Co. ......................................         792,000
         13,200          Costco Cos., Inc. ..........................................         832,837
         19,400          CVS Corp. ..................................................         755,387
          9,800          Federated Department Stores, Inc. ..........................         527,362
          9,800          Gannett Co. ................................................         696,412
          7,800          Gap, Inc. ..................................................         480,675
         13,200          Gillette Co. ...............................................         748,275
         17,400          Home Depot Inc. ............................................       1,445,287
          9,600          Jones Apparel Group, Inc. ..................................         351,000
          9,548          Kimberly-Clark Corp. .......................................         438,014
         26,800          KMart Corp. ................................................         515,900
          4,400          Loews Corp. ................................................         383,350
         12,400          McDonald's Corp. ...........................................         855,600
          8,800          New York Times Co., Class A Shares..........................         697,400
         23,800          Procter & Gamble Corp. .....................................       2,167,288
          7,600          Ross Stores, Inc. ..........................................         327,750
            300          Stride Rite Corp. ..........................................           4,519
          9,277          The Walt Disney Co. ........................................         974,665
         11,700          Thomas & Betts Corp. .......................................         576,225
          9,800          Time Warner, Inc. ..........................................         837,287
         22,600          TJX Cos., Inc. .............................................         545,225
          9,700          Unilever NV.................................................         765,694
         40,000          Wal-Mart Stores, Inc. ......................................       2,430,000
-----------------------------------------------------------------------------------------------------
                                                                                           18,881,727
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.2%
          5,930          Eastman Kodak Co. ..........................................    $    433,261
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.4%
         14,200          Adolph Coors Co., Class B Shares............................         484,575
            100          Anheuser-Busch Cos., Inc. ..................................           4,719
         41,300          Coca-Cola Co. ..............................................       3,560,300
          6,910          Dean Foods Co. .............................................         379,618
         15,700          H.J. Heinz & Co. ...........................................         881,162
         13,200          Interstate Bakeries Corp. ..................................         438,075
          7,300          Kellogg Co. ................................................         274,206
         16,000          MidAmerican Energy Holdings Co. ............................         346,000
         27,000          PepsiCo, Inc. ..............................................       1,112,063
         36,200          Philip Morris Cos., Inc. ...................................       1,425,375
         17,500          Sara Lee Corp. .............................................         978,906
         11,500          Suiza Foods Corp.++.........................................         686,406
            370          Vlasic Foods International Inc.++...........................           7,446
          6,000          Whirlpool Corp.++...........................................         412,500
-----------------------------------------------------------------------------------------------------
                                                                                           10,991,351
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
          4,700          Halliburton Co. ............................................         209,444
          8,400          Schlumberger Ltd. ..........................................         573,825
-----------------------------------------------------------------------------------------------------
                                                                                              783,269
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.7%
         12,365          Allstate Corp. .............................................       1,132,170
          6,200          Ambac Financial Group, Inc. ................................         362,700
          8,600          American Express Co. .......................................         980,400
         15,025          American International Group, Inc. .........................       2,193,650
          7,917          Associates First Capital Corp. .............................         608,619
          5,527          Banc One Corp. .............................................         308,476
         16,100          BankAmerica Corp. ..........................................       1,391,644
         14,600          BankBoston Corp. ...........................................         812,125
          4,000          Bankers Trust New York Corp. ...............................         464,250
         15,072          Chase Manhattan Corp. ......................................       1,137,936
          8,400          Citicorp....................................................       1,253,700
          7,950          Comerica, Inc. .............................................         526,688
          8,600          Countrywide Credit Industries., Inc. .......................         436,450
         12,900          Fannie Mae..................................................         783,675
         13,000          Freddie Mac ................................................         611,813
          5,600          First Union Corp. ..........................................         326,200
          9,200          Fleet Financial Group, Inc. ................................         768,200
          5,300          Golden West Financial Corp. ................................         563,456
          5,100          Hartford Financial Services Group, Inc. ....................         583,313
          3,200          J.P. Morgan & Co., Inc. ....................................         374,800
            661          M & T Bank Corp. ...........................................         366,194
         11,200          Merrill Lynch & Co., Inc. ..................................       1,033,200
          9,200          MGIC Investment Corp. ......................................         524,975
         17,150          Morgan Stanley Dean Witter & Co. ...........................       1,567,081

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.7% (CONTINUED)
         21,175          NationsBank Corp. ..........................................    $  1,619,888
         22,900          Norwest Corp. ..............................................         855,888
          5,500          PNC Bank Corp. .............................................         295,969
         10,100          Republic New York Corp. ....................................         635,669
          7,900          State Street Corp. .........................................         549,050
         13,600          Summit Bancorp..............................................         646,000
         13,900          SunAmerica, Inc. ...........................................         798,381
          9,800          SunTrust Banks, Inc. .......................................         796,863
         18,400          Washington Mutual, Inc. ....................................         798,675
          2,900          Wells Fargo & Co. ..........................................       1,070,100
-----------------------------------------------------------------------------------------------------
                                                                                           27,178,198
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.8%
         28,800          Abbott Laboratories.........................................       1,177,200
         30,500          American Home Products Corp. ...............................       1,578,375
         20,400          Bristol-Myers Squibb Co. ...................................       2,344,725
             21          Crescendo Pharmaceuticals Corp. ............................             268
         20,600          Eli Lilly & Co. ............................................       1,360,888
         10,300          Guidant Corp. ..............................................         734,519
         23,000          HBO & Co. ..................................................         810,750
         12,750          Health Management Associates, Inc., Class A Shares..........         426,328
         30,600          HEALTHSOUTH Corp.++.........................................         816,638
         20,200          Johnson & Johnson...........................................       1,489,750
         10,800          Lincare Holdings, Inc. .....................................         454,275
         17,500          Merck & Co., Inc. ..........................................       2,340,625
         23,650          Pfizer Inc. ................................................       2,570,459
         17,900          Schering-Plough Corp. ......................................       1,640,088
         20,400          Warner-Lambert Co. .........................................       1,415,250
         12,000          Watson Pharmaceuticals, Inc.++..............................         560,250
-----------------------------------------------------------------------------------------------------
                                                                                           19,720,388
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.8%
          8,800          Equitable Cos., Inc. .......................................         659,450
          9,900          Everest Reinsurance Holdings, Inc. .........................         380,531
          9,450          Marsh & McLennan Cos., Inc. ................................         571,134
          3,650          Transatlantic Holdings, Inc. ...............................         282,191
-----------------------------------------------------------------------------------------------------
                                                                                            1,893,306
-----------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.3%
          5,743          Aeroquip-Vickers, Inc. .....................................         335,248
         11,100          Alumax, Inc. ...............................................         514,763
         27,700          Bethlehem Steel Corp. ......................................         344,519
         15,800          Crompton & Knowles Corp. ...................................         397,963
         19,400          Dayton-Hudson Corp. ........................................         940,900
         18,800          E.I. du Pont de Nemours & Co. ..............................       1,402,950
          4,600          Georgia-Pacific (Timber Group)..............................         106,088
          8,200          Georgia-Pacific Corp. ......................................         483,288
         11,000          Lyondell Petrochemical Co. .................................         334,813
         11,300          Masco Corp. ................................................         683,650

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.3% (CONTINUED)
          5,600          Mercury General Corp. ......................................    $    360,150
         10,000          Monsanto Co. ...............................................         558,750
          7,100          Raytheon Co. ...............................................         419,788
            818          Raytheon Co., Class A Shares................................          47,137
          9,800          United Technologies Corp. ..................................         906,500
         10,900          USX-US Steel Group, Inc. ...................................         359,700
          3,400          Weyerhaeuser Co. ...........................................         157,038
-----------------------------------------------------------------------------------------------------
                                                                                            8,353,245
-----------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 0.2%
          8,700          Medtronic, Inc. ............................................         554,625
-----------------------------------------------------------------------------------------------------
NATURAL GAS -- 0.3%
         23,200          Williams Cos., Inc. ........................................         783,000
-----------------------------------------------------------------------------------------------------
OIL -- 4.5%
         29,100          Amoco Corp. ................................................       1,211,288
          5,800          Atlantic Richfield Co. .....................................         453,125
          8,892          BJ Services Co. ............................................         258,424
          9,900          Burlington Resources, Inc. .................................         426,319
         11,200          Chevron Corp. ..............................................         930,300
          5,500          Enron Corp. ................................................         297,344
         45,900          Exxon Corp. ................................................       3,273,244
         18,600          Mobil Oil Corp. ............................................       1,425,225
         29,400          Royal Dutch Petroleum Co. ADR...............................       1,611,488
         15,600          Texaco Inc. ................................................         931,125
         13,200          Unocal Corp. ...............................................         471,900
-----------------------------------------------------------------------------------------------------
                                                                                           11,289,782
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.1%
          9,700          Allied Signal Inc. .........................................         430,437
         16,970          Boeing Co. .................................................         756,226
          6,900          Caterpillar Inc. ...........................................         364,837
         10,600          Deere & Co. ................................................         560,475
          4,200          Dow Chemical Corp. .........................................         406,087
          7,600          Emerson Electric Co. .......................................         458,850
         14,200          Entergy Corp. ..............................................         408,250
         52,600          General Electric Co. .......................................       4,786,600
          9,200          Illinois Tool Works, Inc. ..................................         613,525
          5,100          International Paper Co. ....................................         219,300
         17,000          Office Depot Inc.++.........................................         536,562
         11,500          Pitney Bowes, Inc. .........................................         553,437
         11,500          20th Century Industries.....................................         329,906
-----------------------------------------------------------------------------------------------------
                                                                                           10,424,492
-----------------------------------------------------------------------------------------------------
RETAIL -- 0.3%
          4,700          J.C. Penney Co., Inc. ......................................         339,869
         11,200          Kroger Co. .................................................         480,200
-----------------------------------------------------------------------------------------------------
                                                                                              820,069
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL-FOOD CHAINS -- 0.3%
         16,173          Safeway Inc. ...............................................    $    658,039
-----------------------------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 0.3%
         22,200          General Nutrition Cos., Inc., Class A Shares++..............         692,362
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.3%
         12,900          Berg Electronics Corp.++....................................         252,356
         24,550          Cisco Systems Inc. .........................................       2,260,902
         37,484          Compaq Computer Corp. ......................................       1,063,608
          6,062          Computer Associates International Inc. .....................         336,820
          6,900          Compuware Corp.++...........................................         352,547
         12,300          Dell Computer Corp. ........................................       1,141,209
         21,400          Edison International........................................         632,637
         19,500          EMC Corp. ..................................................         873,844
         13,800          Hewlett-Packard Co. ........................................         826,275
         29,800          Intel Corp. ................................................       2,207,994
         21,100          International Business Machines Corp. ......................       2,422,544
          6,900          Intuit Inc. ................................................         422,841
         29,538          Lucent Technologies Inc. ...................................       2,457,192
         12,800          Meredith Corp. .............................................         600,800
         46,700          Microsoft Corp. ............................................       5,062,572
         16,800          Oracle Corp. ...............................................         412,125
          4,800          PacifiCorp..................................................         108,600
         13,100          Sun Microsystems Inc. ......................................         569,441
         13,800          Symbol Technologies, Inc. ..................................         520,950
         23,700          Sysco Corp. ................................................         607,312
          8,000          Tellabs, Inc. ..............................................         572,750
          6,900          Texas Instruments, Inc. ....................................         402,356
         19,600          Tyco International Ltd. ....................................       1,234,800
          5,800          Xerox Corp. ................................................         589,425
-----------------------------------------------------------------------------------------------------
                                                                                           25,931,900
-----------------------------------------------------------------------------------------------------
TEXTILES -- 0.2%
         15,900          Fruit of The Loom, Inc., Class A Shares.....................         527,681
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
         10,040          AMR Corp.++.................................................         835,830
         11,900          Chrysler Corp. .............................................         670,862
         10,400          Continental Airlines, Inc., Class B Shares++................         633,100
          9,000          CSX Corp. ..................................................         409,500
          4,400          Delta Air Lines, Inc. ......................................         568,700
         30,300          Ford Motor Co. .............................................       1,787,700
         13,400          General Motors Corp. .......................................         895,287
         24,800          Navistar International Corp.++..............................         716,100
          3,700          Union Pacific Corp. ........................................         163,262
          6,200          US Airways Group, Inc. .....................................         491,350
-----------------------------------------------------------------------------------------------------
                                                                                            7,171,691
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 6.4%
          9,000          AirTouch Communications, Inc., Series A.....................    $    525,938
         26,900          American Telephone & Telegraph Corp.++......................       1,536,662
         19,600          Ameritech Corp. ............................................         879,550
         27,148          Bell Atlantic Corp. ........................................       1,238,627
         17,700          Bellsouth Corp. ............................................       1,188,112
          8,900          Chancellor Media Corp. .....................................         441,941
          9,300          Clear Channel Communications Inc. ..........................       1,014,862
          6,600          Columbia Energy Group.......................................         367,125
          9,100          FPL Group, Inc. ............................................         573,300
         17,000          GTE Corp. ..................................................         945,625
          4,600          Houston Industries Inc. ....................................         142,025
         11,800          MCI Communications Corp. ...................................         685,506
         10,400          MediaOne Group Inc. ........................................         456,950
          8,800          Northern Telecom Ltd. ......................................         499,400
         34,154          SBC Communications, Inc. ...................................       1,366,160
          8,100          Sonat Inc. .................................................         312,863
         11,800          Southern Co. ...............................................         326,713
          7,701          Sprint Corp. ...............................................         542,921
          8,800          Tele-Communications, Inc., Class A Shares++.................         337,975
         16,600          Texas Utilities Co. ........................................         690,975
          8,384          U. S. West, Inc. ...........................................         394,049
          6,000          Viacom Inc., Class B Shares.................................         349,500
         29,100          WorldCom, Inc. .............................................       1,409,531
-----------------------------------------------------------------------------------------------------
                                                                                           16,226,310
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $108,422,723)...................     167,789,215
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.0%
          6,000          Equity Office Properties....................................         270,750
         18,564          Equity Residential Properties, 7.250%.......................         457,139
          4,000          Excel Realty Trust Inc., 2.125%.............................         118,000
          2,000          Finova Finance, 5.500%......................................         157,000
         12,000          General Growth Properties 7.250%............................         303,000
          8,000          Merry Land & Investment, Series C, $12.50...................         209,500
          8,000          National Australia Bank, 7.875%.............................         229,500
          6,000          Newell Financial Trust, 5.250%..............................         348,750
          4,000          Reckson Associates Realty, 7.625%...........................          95,000
          5,000          Tosco Financial Trust, 5.750%...............................         280,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,468,639
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
INDUSTRIALS -- 0.9%
          4,000          Amcor Ltd., 7.250%..........................................    $    194,250
         10,000          Calenergy Capital II, 6.250%................................         470,000
         12,000          International Paper, 5.250%.................................         588,000
         10,990          News Corp. Ltd., 5.000%.....................................         949,261
          4,000          Rouse Co., Series B, $3.00..................................         199,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,400,511
-----------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $4,738,342)..................       4,869,150
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.3%
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.1%
     $  300,000          Security Capital US Real Estate Inc., 2.000% due 5/22/03+...         252,937
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.2%
        300,000          Genzyme Corp., 5.250% due 6/1/05+...........................         293,250
        200,000          Rite Aid Corp., 5.250% due 9/15/02..........................         245,750
-----------------------------------------------------------------------------------------------------
                                                                                              539,000
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.4%
        380,000          Alza Corp., zero coupon due 7/14/14.........................         223,250
        262,000          Athena Neurosciences Inc., 4.750% due 11/15/04..............         304,575
        300,000          GVC Corp. Ltd., zero coupon due 5/21/02+....................         319,500
        300,000          Inco Ltd., 7.750% due 3/15/16...............................         288,750
        300,000          Indian Petrochemicals, 2.500% due 3/11/02+..................         294,000
      1,000,000          Marriott International, zero coupon due 3/25/11.............         661,250
        100,000          Omnicom Group, 4.250% due 1/3/07............................         167,000
        200,000          Omnicom Inc., 2.250% due 1/6/13.............................         244,750
        500,000          Scholastic Corp., 5.000% due 8/15/05........................         451,875
        200,000          Taiwan Semiconductor, zero coupon due 7/3/02+...............         221,500
        200,000          Telefonica Europa, 2.000% due 7/15/02.......................         302,000
-----------------------------------------------------------------------------------------------------
                                                                                            3,478,450
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 0.1%
        200,000          Interpublic Group, 1.800% due 9/16/04.......................         188,000
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.3%
        600,000          Ingram Micro, Inc., zero coupon due 6/9/18+.................         216,750
        300,000          Interim Services Inc., 4.500% due 6/1/05....................         316,875
        238,000          STMicroelectronics N.V., zero coupon due 6/10/08............         204,383
        100,000          Thermo Instrument Systems, 4.000% due 1/15/05...............          99,500
-----------------------------------------------------------------------------------------------------
                                                                                              837,508
-----------------------------------------------------------------------------------------------------
UTILITIES -- ELECTRIC -- 0.2%
        600,000          Potomac Electric Power Co., 5.000% due 9/1/02...............         582,750
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,390,131)......       5,878,645
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 10.3%
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.2%
     $  500,000          Great Western Financial, 6.375% due 7/1/00..................    $    503,125
      5,000,000          Nationwide Health, 6.900% due 10/1/37.......................       5,181,250
-----------------------------------------------------------------------------------------------------
                                                                                            5,684,375
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 4.5%
      2,000,000          Becton Dickinson, 8.800% due 3/1/01.........................       2,135,000
      2,000,000          Cox Communications Inc., 6.875% due 6/15/05.................       2,085,000
      2,000,000          Raytheon Co., 6.550% due 3/15/10............................       2,010,000
      5,000,000          Xerox Corp., 6.250% due 11/15/26............................       5,118,750
-----------------------------------------------------------------------------------------------------
                                                                                           11,348,750
-----------------------------------------------------------------------------------------------------
TELEPHONE -- 2.0%
      5,000,000          Bellsouth Capital Funding, 6.040% due 11/15/26..............       5,075,000
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
      3,000,000          CSX, 6.950% due 5/1/27......................................       3,090,000
        836,618          Wilmington Trust, 9.250% due 1/2/07+........................         847,544
-----------------------------------------------------------------------------------------------------
                                                                                            3,937,544
-----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS (Cost -- $25,167,714).................      26,045,669
-----------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 2.0%
-----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 0.8%
      2,000,000          Canada-Global Bond, 6.375% due 7/21/05......................       2,068,750
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.2%
      3,000,000          IBM International, 6.250% due 10/10/00......................       3,023,667
-----------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS (Cost -- $4,943,266)....................       5,092,417
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 15.0%
      5,000,000          U.S. Physical Callable Corpus, zero coupon due 2/15/04......       3,689,400
        175,000          U.S. Treasury Bill, 5.010% due 9/17/98++....................         173,100
     11,200,000          U.S. Treasury Note, 5.750% due 4/30/03......................      11,306,736
      3,000,000          U.S. Treasury Note, 7.875% due 11/15/04++...................       3,369,750
      2,000,000          U.S. Treasury Note, 6.500% due 8/15/05......................       2,110,340
      3,000,000          U.S. Treasury Note, 6.125% due 8/15/07......................       3,121,920
      4,000,000          U.S. Treasury Bond, 6.125% due 11/15/27.....................       4,288,520
        244,793          FHLMC, 8.500% due 9/1/02....................................         252,900
      4,014,232          FHLMC, 8.000% due 9/1/04....................................       4,144,694
         45,522          FNMA, 8.500% due 3/1/05.....................................          47,470
         79,761          FNMA, 8.500% due 3/1/05.....................................          83,176
      3,387,433          FNMA Dwarf, 6.000% due 1/1/13...............................       3,353,559
        991,295          FNMA, 6.500% due 12/1/27....................................         987,578
        155,474          GNMA, 9.000% due 12/15/16@..................................         166,502
        164,544          GNMA, 9.000% due 11/15/19@..................................         176,215

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
     $  278,021          GNMA, 9.500% due 1/15/20@...................................    $    300,435
        102,855          GNMA, 9.500% due 3/15/20@...................................         111,147
        191,005          GNMA, 7.500% due 5/15/23@...................................         196,376
-----------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR (Cost -- $37,224,915)..........      37,879,818
-----------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $185,887,091)................     247,554,914
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
      5,305,000          Citibank, 5.900% due 7/1/98; Proceeds at
                         maturity -- $5,305,869; (Fully collateralized by U.S.
                         Treasury Notes, 5.375% due 6/30/03; Market
                         value -- $5,412,800) (Cost -- $5,305,000)...................       5,305,000
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $191,192,091*)...........    $252,859,914
-----------------------------------------------------------------------------------------------------

++ Non-income producing security.
 + Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++ Security is segregated by the Custodian for futures contract commitments and/or for securities traded on a "to-be-announced" basis.
 @ Date shown represents the last in range of maturity dates of mortgage certificates owned.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATINGS                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 70.9%
---------------------------------------------------------------------------------------------------
AIRLINES -- 1.8%
$  474,000    B-        Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............    $   502,440
---------------------------------------------------------------------------------------------------
BROADCASTING, CABLE AND TV -- 1.5%
   400,000    B-        Paxson Communications, Sr. Sub Notes, 11.625% due
                          10/01/02..................................................        431,000
---------------------------------------------------------------------------------------------------
CASINOS -- 1.6%
   400,000    BB        Grand Casinos, 1st Mortgage Notes, 10.125% due 12/1/03......        437,000
---------------------------------------------------------------------------------------------------
CHEMICALS -- 0.6%
   155,000    B         Polymer Group Inc., Company Guaranty, 9.000% due 7/1/07.....        158,100
---------------------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 3.1%
   350,000    B+        Beazer Homes USA, Company Guaranty, 8.875% due 4/1/08.......        341,250
   350,000    BB+       Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04.........        377,125
   150,000    B-        Kevco Inc., Company Guaranty, 10.375% due 12/1/07...........        155,250
---------------------------------------------------------------------------------------------------
                                                                                            873,625
---------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 0.7%
   160,000    BB-       Unisys Corp., Sr. Notes, 12.000% due 4/15/03................        181,800
---------------------------------------------------------------------------------------------------
ENERGY -- 0.8%
   240,000    B-        Belden & Blake, Company Guaranty, 9.875% due 6/15/07........        235,800
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.7%
   150,000    B-        B.F. Saul Real Estate Investment Trust, Sr. Notes, 9.750%
                          due 4/1/08................................................        148,500
   100,000    B-        Diamond Holdings PLC, Company Guaranty, 9.125% due
                          2/1/08+...................................................        104,250
   250,000    B         Pacific & Atlantic Holdings, Notes, 11.500% due 5/30/08+....        235,625
---------------------------------------------------------------------------------------------------
                                                                                            488,375
---------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 5.4%
   580,000    B         AFC Enterprises Inc., Sr. Sub. Notes, 10.250% due 5/15/07...        617,700
   260,000    B         Archibald Candy Corp., Company Guaranty, 10.250% due
                          7/1/04....................................................        276,900
   240,000    B-        Duane Reade Inc., Sr. Sub. Notes, 9.250% due 2/15/08........        244,800
   236,896    B         FRD Acquisition, Senior Notes, 12.500% due 7/15/04..........        260,602
   100,000    B-        Windy Hill Pet Food Co., Sr. Sub Notes, 9.750% due
                          5/15/07...................................................        106,000
---------------------------------------------------------------------------------------------------
                                                                                          1,506,002
---------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
   160,000    B+        Physician Sales & Services, Company Guaranty, 8.500% due
                          10/1/07...................................................        164,800
---------------------------------------------------------------------------------------------------
INDUSTRIALS -- 10.2%
   300,000    B-        Advance Holding Corp., Debentures, step bond to yield
                          12.818% due 4/15/09+......................................        178,500
   290,000    B-        Advance Stores Co., Sr. Sub Notes, 10.250% due 4/15/08+.....        301,238
   310,000    B+        Avondale Mills Inc., Company Guaranty, 10.250% due 5/1/06...        333,250
   400,000    B+        Diamond Triumph Auto, Sr. Notes, 9.250% due 4/1/08+.........        408,000
   260,000    NR        Elgar Holdings Inc., Sr. Notes, 9.875% due 2/1/08+..........        241,150
   250,000    B         Grove Holdings LLC, Debentures, step bond to yield 11.838%
                          due 5/1/09................................................        142,500
   240,000    B-        MTL Inc., Sr. Sub. Notes, 10.000% due 6/15/06+..............        239,400
   500,000    B-        Numatics Inc., Sr Sub Notes, 9.625% due 4/1/08+.............        507,500
   180,000    B+        TBS Shipping International Ltd., 1st Mortgage, 10.000% due
                          5/1/05+...................................................        164,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATINGS                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
INDUSTRIALS -- 10.2% (CONTINUED)
$  150,000    B-        Transwestern Publishing, Sr. Sub. Notes, 9.625% due
                          11/15/07..................................................    $   153,750
   180,000    B-        Unicco Service, Company Guaranty, Series B, 9.875% due
                          10/15/07..................................................        182,250
---------------------------------------------------------------------------------------------------
                                                                                          2,852,238
---------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.0%
   193,000    B+        French Fragrance Inc., Sr. Notes, 10.375% due 5/15/07.......        206,510
   305,000    B-        Reliant Building Product, Sr. Sub. Notes, 10.875% due
                          5/1/04....................................................        307,288
   250,000    B-        Roller Bearing Co. Inc., Company Guaranty, 9.625% due
                          6/15/07...................................................        254,375
    50,000    B-        Sullivan Graphics Inc., Sr. Sub Notes, 12.750% due 8/1/05...         52,938
---------------------------------------------------------------------------------------------------
                                                                                            821,111
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 7.5%
   310,000    B         Affinity Group, Sr. Sub. Notes, 11.500% due 10/15/03........        327,438
   500,000    B         Jacor Communications Corp., Company Guaranty, 9.750% due
                          12/15/06..................................................        546,250
    90,000    B-        Pegasus Communications Corp., Sr. Notes, 9.625% 10/15/05....         92,925
   400,000    B-        Pegasus Media & Communication Inc., Notes, 12.500% due
                          7/1/05....................................................        453,000
   250,000    B-        Plitt Theaters Inc., Sr. Sub. Notes, 10.875 6/15/04.........        273,438
   150,000    B+        Telewest Communications PLC, Debentures, step bond to yield
                          10.515% due 10/1/07+......................................        124,875
   445,000    B         United International Holdings Inc., Sr. Discount Notes, step
                          bond to yield 10.750% due 2/15/08.........................        274,788
---------------------------------------------------------------------------------------------------
                                                                                          2,092,714
---------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.6%
   420,000    B-        Mediq Inc., Sr. Sub Notes, 11.000% due 6/1/08+..............        432,600
---------------------------------------------------------------------------------------------------
METALS/MINING -- 2.7%
   153,000    B         Continental Global Group Corp., Senior Notes, 11.000% due
                          4/1/07....................................................        161,033
   300,000    BB        Great Central Mines Ltd, Sr. Notes, 8.875% due 4/1/08+......        297,000
                        WHX Corp., Sr. Notes:
   180,000    NR        10.500% due 4/15/05.........................................        183,600
   110,000    B         10.500% due 4/15/05+........................................        112,200
---------------------------------------------------------------------------------------------------
                                                                                            753,833
---------------------------------------------------------------------------------------------------
OIL DRILLING AND SERVICES -- 1.5%
   400,000    NR        Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06.........        410,000
---------------------------------------------------------------------------------------------------
PAPER -- 1.5%
   400,000    B         Mail-Well Corp., Sr Sub Notes, 10.500% due 2/15/04..........        429,500
---------------------------------------------------------------------------------------------------
RECREATIONAL ACTIVITIES -- 2.8%
   357,000    B-        Ballys Total Fitness, Sr. Sub Notes, 9.875% due 10/15/07....        368,603
   430,000    CCC+      SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due
                          2/1/08+...................................................        423,550
---------------------------------------------------------------------------------------------------
                                                                                            792,153
---------------------------------------------------------------------------------------------------
RESTAURANTS -- 1.5%
   400,000    B         Friendly Ice Cream Corp., Company Guaranty, 10.500% due
                          12/1/07...................................................        423,000
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATINGS                              SECURITY                                 VALUE
===================================================================================================
RETAIL -- 5.4%
$  520,000    NR        Galey & Lord Inc., Company Guaranty, 9.125% due 3/1/08......    $   504,400
   500,000    BB        KMart Corp., Notes, 7.900% due 12/14/00.....................        500,625
   490,000    BB-       Speciality Retailers Inc., Company Guaranty, 8.500% due
                          7/15/05...................................................        505,925
---------------------------------------------------------------------------------------------------
                                                                                          1,510,950
---------------------------------------------------------------------------------------------------
SCHOOLS -- 2.3%
   640,000    B-        La Petite Academy, Sr. Notes, 10.000% due 5/15/08+..........        648,000
---------------------------------------------------------------------------------------------------
SERVICES -- 3.0%
   260,000    CCC+      Florists Transworld Delivery Inc., Sr. Notes, 14.000% due
                          12/15/01..................................................        285,350
   230,000    B-        Production Resource Group LLP, Sr. Sub. Notes, 11.500% due
                          1/15/08+..................................................        223,100
   185,000    B-        Richmont Marketing Specialist, Sr. Sub Notes, 10.125% due
                          12/15/07+.................................................        188,931
   120,000    B-        Williams Scotsman Inc., Company Guaranty, 9.875% due
                          6/1/07....................................................        125,400
---------------------------------------------------------------------------------------------------
                                                                                            822,781
---------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.7%
   220,000    B-        Fisher Scientific International Inc., Sr. Sub Notes, 9.000%
                          due 2/1/08................................................        218,900
   250,000    B-        PSINET Inc., Sr. Notes, 10.000% due 2/15/05.................        256,250
---------------------------------------------------------------------------------------------------
                                                                                            475,150
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.6%
                        E.Spire Communication Inc.:
   100,000    NR        Senior Notes, 13.750% due 7/15/07...........................        114,750
   125,000    NR        Sr. Discount Notes, step bond to yield 11.632% due
                          11/1/05...................................................        103,750
   400,000    B+        Jordan Telecomm Products, Sr. Discount Notes, step bond to
                          yield 10.629% due 8/1/07..................................        332,000
   535,000    B         Level 3 Communications, Sr. Notes, 9.125% due 5/1/08........        521,625
   200,000    B-        T/SF Communications Corp., Company Guaranty, 10.375% due
                          11/1/07...................................................        205,000
---------------------------------------------------------------------------------------------------
                                                                                          1,277,125
---------------------------------------------------------------------------------------------------
TEXTILES -- 1.5%
   415,000    B+        Delta Mills Inc., Company Guaranty, 9.625% due 9/1/07+......        409,293
---------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
   220,000    B         Atlantic Express Transportation Corp., Company Guaranty,
                          10.750% due 2/1/04........................................        234,850
---------------------------------------------------------------------------------------------------
UTILITIES -- 1.5%
   417,000    B-        International Utility, Sr. Sub Notes, 10.750% due 2/1/08+...        427,944
---------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $19,319,416).......     19,792,184
===================================================================================================

  SHARES                                         SECURITY                                 VALUE
===================================================================================================
STOCK -- 2.2%
===================================================================================================
BROADCASTING, CABLE & TV -- 0.3%
       740             Paxson Communications Corp., Preferred, Payment-in-kind,
                         Exchangeable 12.500% due 10/31/06.........................         78,070
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.3%
     4,500             Eagle-Picher Holdings, Preferred, 11.750% due 3/1/08+.......        262,125
       850             SFX Broadcasting Inc., Preferred, Payment-in-kind, 12.625%
                         due 10/31/06..............................................         98,706
--------------------------------------------------------------------------------------------------
                                                                                           360,831
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

  SHARES                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
UTILITIES -- 0.6%
     3,100             Niagra Mohawk Power.........................................    $    46,306
     1,140             International Utility Structures @..........................        124,545
--------------------------------------------------------------------------------------------------
                                                                                           170,851
--------------------------------------------------------------------------------------------------
                       TOTAL STOCK (Cost -- $587,662)..............................        609,752
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.2%
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.1%
     1,600             Terex Corp., Appreciation Rights, Expire 5/15/02............         35,200
--------------------------------------------------------------------------------------------------
METAL PRODUCTS -- 0.1%
     2,000             USN Corp., Expire 8/15/04...................................         24,000
--------------------------------------------------------------------------------------------------
STEEL -- 0.0%
       500             Gulf States Steel Inc., Expire 4/15/03......................             25
--------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS (Cost -- $17)................................         59,225
--------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $19,907,095).................     20,461,161
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 26.7%
$6,448,000             Chase Securities, 5.700% due 7/1/98; Proceeds at
                       maturity -- $6,449,019 (Fully collateralized by U.S.
                       Treasury Notes, 5.500% due 2/28/03; Market
                       value -- $6,580,219)........................................      6,448,000
 1,000,000             Citibank, 5.900% due 7/1/98; Proceeds at
                       maturity -- $1,000,162 (Fully collateralized by U.S.
                       Treasury Notes, 5.375% due 2/15/01; Market
                       value -- $1,021,331)........................................      1,000,000
--------------------------------------------------------------------------------------------------
                       TOTAL REPURCHASE AGREEMENTS (Cost -- $7,448,000)............      7,448,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $27,355,095**)...........    $27,909,161
--------------------------------------------------------------------------------------------------

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@  Security issued with attached warrants.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
   B                 B               77.0%
  Ba                 BB              11.0
  Caa               CCC               4.0
  NR                 NR               8.0
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<pg$pcn>

--------------------------------------------------------------------------------
BOND RATINGS

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.

NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

                                       22

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 89.1%
----------------------------------------------------------------------------------------
AIRCRAFT AND AEROSPACE -- 1.2%
     99,700   Textron Inc. ...............................................  $  7,147,244
----------------------------------------------------------------------------------------
AIRLINES -- 0.1%
     11,715   UAL Corp.++.................................................       913,770
----------------------------------------------------------------------------------------
BANKING -- 4.2%
     83,000   BankAmerica Corp. ..........................................     7,174,313
     57,800   Bank of New York............................................     3,507,737
     83,295   Citicorp....................................................    12,431,779
     42,825   Mercantile Bancorp, Inc. ...................................     2,157,309
----------------------------------------------------------------------------------------
                                                                              25,271,138
----------------------------------------------------------------------------------------
BEVERAGE -- 6.2%
    193,250   Coca-Cola Co. ..............................................    16,522,875
    526,100   Coca-Cola Enterprises.......................................    20,649,425
----------------------------------------------------------------------------------------
                                                                              37,172,300
----------------------------------------------------------------------------------------
CHEMICALS -- 4.8%
    175,575   Cytec Industries Inc.++.....................................     7,769,194
    368,745   Monsanto Co. ...............................................    20,603,627
     29,210   Solutia Inc. ...............................................       837,962
----------------------------------------------------------------------------------------
                                                                              29,210,783
----------------------------------------------------------------------------------------
COMPUTERS -- 6.2%
    402,860   Dell Computer Corp.++.......................................    37,390,444
----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.7%
    410,630   McDonald's Corp. ...........................................    28,333,470
----------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.9%
    150,000   Qwest Communications International, Inc.++..................     5,231,250
----------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.2%
    100,000   CBS Corp. ..................................................     3,175,000
    252,450   General Electric Co. .......................................    22,972,950
    204,685   Time Warner Inc. ...........................................    17,487,775
----------------------------------------------------------------------------------------
                                                                              43,635,725
----------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 13.0%
    296,950   Eli Lilly & Co. ............................................    19,617,259
     18,070   MedImmune Inc.++............................................     1,127,116
    253,225   Pfizer, Inc. ...............................................    27,522,392
    430,125   Warner-Lambert Co. .........................................    29,839,922
----------------------------------------------------------------------------------------
                                                                              78,106,689
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ELECTRONICS -- 2.6%
     11,000   Sony Corp., Sponsored ADR...................................  $    946,688
    251,950   Texas Instruments Inc. .....................................    14,691,834
----------------------------------------------------------------------------------------
                                                                              15,638,522
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.2%
    226,425   Charles Schwab Corp. .......................................     7,358,812
    247,930   Fannie Mae..................................................    15,061,748
    179,325   Freddie Mac.................................................     8,439,483
    120,905   Merrill Lynch & Co., Inc. ..................................    11,153,486
    150,300   Morgan Stanley Dean Witter & Co. ...........................    13,733,662
----------------------------------------------------------------------------------------
                                                                              55,747,191
----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 2.0%
    277,400   Delta & Pine Land Co. ......................................    12,344,300
----------------------------------------------------------------------------------------
RETAIL -- 3.1%
    156,880   Costco Cos., Inc. ..........................................     9,893,245
    209,250   Fred Meyer, Inc.++..........................................     8,893,125
----------------------------------------------------------------------------------------
                                                                              18,786,370
----------------------------------------------------------------------------------------
SOFTWARE -- 15.3%
    236,300   America Online, Inc. .......................................    25,047,800
    275,190   Cisco Systems, Inc.++.......................................    25,334,679
     67,380   Intuit Inc.++...............................................     4,127,025
    158,650   J.D. Edwards & Co.++........................................     6,812,034
    284,700   Microsoft Corp.++...........................................    30,854,363
----------------------------------------------------------------------------------------
                                                                              92,175,901
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.4%
    200,000   CIENA Corp.++...............................................    13,925,000
    334,650   Lucent Technologies Inc. ...................................    27,838,697
    200,000   MediaOne Group Inc.++.......................................     8,787,500
----------------------------------------------------------------------------------------
                                                                              50,551,197
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $316,298,888)...................   537,656,294
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.4%
    848,713   Smithkline Beecham..........................................    10,330,299
    189,000   Sony Corp. .................................................    16,273,733
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $29,169,365)...................    26,604,032
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $345,468,253)................   564,260,326
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           CAPITAL APPRECIATION FUND

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
$38,985,000   Citibank, 5.900% due 7/1/98; Proceeds at
              maturity -- $38,991,389; (Fully collateralized by US.
              Treasury Notes, 5.375% due 6/30/03; Market
              value -- $39,765,175) (Cost -- $38,985,000).................  $ 38,985,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $384,453,253*)...........  $603,245,326
----------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             MONEY MARKET PORTFOLIO

        FACE                                                                          ANNUALIZED
       AMOUNT                                     SECURITY                              YIELD         VALUE
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100.0%
     $1,000,000         American Home Products matures 8/21/98......................    5.56%      $   992,208
      1,000,000         Asset Securitization Corp. matures 7/16/98..................     5.55          997,704
      1,000,000         Associates Corp. of America matures 7/13/98.................     5.55          998,156
      1,000,000         Bell Atlantic Financial Services matures 7/24/98............     5.56          996,466
      1,000,000         Campbell Soup Co. matures 7/22/98...........................     5.60          996,745
      1,000,000         Corporate Asset Funding matures 7/09/98.....................     5.55          998,771
      1,000,000         Eaton Corp. matures 7/13/98.................................     5.60          998,140
      1,000,000         E.I. duPont De Nemours matures 7/29/98......................     5.54          995,737
        900,000         Ford Motor Credit Corp. matures 7/15/98.....................     5.76          897,988
        125,000         General Electric Capital Corp. matures 7/29/98..............     5.56          124,467
      1,000,000         Goldman, Sachs L.P. matures 8/04/98.........................     5.56          994,796
      1,000,000         H.J. Heinz Co. matures 7/09/98..............................     5.52          998,782
      1,000,000         J.C. Penney matures 9/14/98.................................     5.58          988,543
        400,000         Marsh & Mclennan Co. matures 7/9/98.........................     5.56          399,512
      1,000,000         Merrill Lynch & Co., Inc. matures 7/22/98...................     5.61          996,745
      1,000,000         Motorola Inc. matures 7/1/98................................     5.52        1,000,000
      1,000,000         National Rural Utilities matures 7/17/98....................     5.56          997,556
      1,000,000         Northern State Power Co. matures 7/27/98....................     5.62          995,956
      1,000,000         Potomac Electric Power Co. matures 7/27/98..................     5.56          996,028
      1,000,000         Private Expense Funding Corp. matures 7/7/98................     5.56          999,083
      1,000,000         Progress Capital Holdings matures 7/10/98...................     5.52          998,632
      1,000,000         Provodian Master Trust matures 7/8/98.......................     5.61          998,913
        900,000         Prudential Funding Co. matures 7/21/98......................     5.55          897,245
      1,000,000         Sherwin Williams Co. matures 7/2/98.........................     5.56          999,847
      1,000,000         Southern New England Telecom matures 7/20/98................     5.58          997,071
      1,000,000         Teco Finance Inc. matures 8/18/98...........................     5.56          992,667
      1,000,000         Toys 'R' Us Inc. matures 7/20/98............................     5.51          997,108
      1,000,000         TRW Inc. matures 7/27/98....................................     5.57          995,999
      1,000,000         Xerox matures 7/16/98.......................................     5.29          997,812
--------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $27,238,677*)............               $27,238,677
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION     MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..............................  $185,887,091   $19,907,095   $345,468,253   $27,238,677
  Repurchase agreements -- Cost....................     5,305,000     7,448,000     38,985,000            --
------------------------------------------------------------------------------------------------------------
  Investments, at Value............................  $247,554,914   $20,461,161   $564,260,326   $27,238,677
  Repurchase agreements, at Value..................     5,305,000     7,448,000     38,985,000            --
  Cash.............................................       200,290           902            678        21,716
  Dividends and interest receivable................     1,131,103       438,218        117,779            --
  Receivable for securities sold...................     9,084,779       624,164        661,257            --
  Receivable from broker -- variation margin.......        25,500            --             --            --
  Receivable from affiliate........................            --        17,000             --            --
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.....................................   263,301,586    28,989,445    604,025,040    27,260,393
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.................     9,063,708            --             --            --
  Investment advisory fees payable.................       107,772        12,661        367,153         1,539
  Administration fees payable......................        12,972         1,519             --           536
  Dividends payable................................            --            --             --        44,988
  Accrued expenses.................................        73,606        16,797             --         1,998
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES................................     9,258,058        30,977        367,153        49,061
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $254,043,528   $28,958,468   $603,657,887   $27,211,332
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital..................................  $178,883,201   $29,941,083   $377,831,141   $27,211,332
  Undistributed net investment income..............     2,795,001     1,194,348        427,193            --
  Accumulated net realized gain (loss) from
     security transactions and futures contracts...    10,806,092    (2,731,029)     6,607,480            --
  Net unrealized appreciation of investments
     and futures contracts.........................    61,559,234       554,066    218,792,073            --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $254,043,528   $28,958,468   $603,657,887   $27,211,332
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.................................    13,686,204     2,978,845     10,318,436    27,211,332
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.........................        $18.56         $9.72         $58.50         $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                            MANAGED     HIGH YIELD     CAPITAL        MONEY
                                                            ASSETS         BOND      APPRECIATION    MARKET
                                                             TRUST        TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................................  $ 2,336,868   $1,282,523   $  1,173,118   $635,698
  Dividends.............................................    1,218,557       20,982      1,307,959         --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...............................    3,555,425    1,303,505      2,481,077    635,698
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).....................      597,471       69,695      1,848,557     36,325
  Administration fees (Note 3)..........................       71,697        8,364        147,885      6,978
  Shareholder communications............................       37,920        2,760         24,795        896
  Audit and legal.......................................       26,359       10,208          9,546     11,165
  Custody...............................................       14,195        6,680          9,521      2,824
  Shareholder and system servicing fees.................        3,092        7,888          3,718      3,773
  Trustees' fees........................................        2,888           --          3,222      3,013
  Registration fees.....................................           --           --             --      1,059
  Other.................................................        8,047        3,437          6,715      1,472
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES........................................      761,669      109,032      2,053,959     67,505
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...................................    2,793,756    1,194,473        427,118    568,193
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).....................................   11,738,622      765,691      8,192,316       (470)
     Futures contracts..................................     (807,590)          --             --         --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..............................   10,931,032      765,691      8,192,316       (470)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Futures Contracts:
     Beginning of period................................   46,559,403    1,143,573     96,460,219         --
     End of period......................................   61,559,234      554,066    218,792,073         --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION....   14,999,831     (589,507)   122,331,854         --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS....   25,930,863      176,184    130,524,170       (470)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS..................  $28,724,619   $1,370,657   $130,951,288   $567,723
-------------------------------------------------------------------------------------------------------------

* Except for the Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED
                                                  JUNE 30, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  2,793,756   $ 1,194,473   $    427,118   $    568,193
  Net realized gain (loss).........................    10,931,032       765,691      8,192,316           (470)
  Increase (decrease) in net unrealized
     appreciation..................................    14,999,831      (589,507)   122,331,854             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    28,724,619     1,370,657    130,951,288        567,723
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (6,031,063)   (1,906,452)    (1,757,406)      (567,723)
  Net realized gains...............................   (11,032,713)           --    (15,276,145)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................   (17,063,776)   (1,906,452)   (17,033,551)      (567,723)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,171,092     4,356,173     68,689,580     45,413,437
  Net asset value of shares issued for reinvestment
     of dividends..................................    17,063,776     1,906,452     17,033,551        546,429
  Cost of shares reacquired........................    (5,722,463)   (2,040,540)    (3,684,198)   (32,242,335)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................    18,512,405     4,222,085     82,038,933     13,717,531
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    30,173,248     3,686,290    195,956,670     13,717,531
NET ASSETS:
  Beginning of period..............................   223,870,280    25,272,178    407,701,217     13,493,801
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................  $254,043,528   $28,958,468   $603,657,887   $ 27,211,332
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $2,795,001    $1,194,348       $427,193             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED
                                                    DECEMBER 31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  6,035,045   $ 1,906,327   $  1,757,481   $    305,468
  Net realized gain (loss).........................    12,928,663       813,430     14,695,393            (72)
  Increase in net unrealized appreciation..........    20,882,409       485,471     50,761,528             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    39,846,117     3,205,228     67,214,402        305,396
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (1,469,979)      (15,738)            --       (305,378)
  Net realized gains...............................    (4,813,889)           --         (2,626)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................    (6,283,868)      (15,738)        (2,626)      (305,378)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,217,202     7,500,172    143,131,359     28,240,251
  Net asset value of shares issued for reinvestment
     of dividends..................................     6,283,868        15,738          2,626        286,879
  Cost of shares reacquired........................   (11,803,520)   (2,724,265)   (26,776,295)   (18,576,002)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     1,697,550     4,791,645    116,357,690      9,951,128
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    35,259,799     7,981,135    183,569,466      9,951,146
NET ASSETS:
  Beginning of year................................   188,610,481    17,291,043    224,131,751      3,542,655
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $223,870,280   $25,272,178   $407,701,217   $ 13,493,801
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $6,032,308    $1,906,327     $1,757,481             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (formerly known as Cash Income Trust) (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $818,671 was reclassified to paid-in capital. In addition, for the Capital Appreciation Fund, a portion of accumulated net realized gain amounting to $144 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

                                       31

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Brokerage commissions of $234,787 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED        HIGH         CAPITAL
                                                                ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST         TRUST          FUND
------------------------------------------------------------------------------------------------------
Purchases...................................................  $84,503,638   $19,408,755   $157,188,420
------------------------------------------------------------------------------------------------------
Sales.......................................................   80,330,912    22,448,922     87,468,459
------------------------------------------------------------------------------------------------------


     At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED          HIGH         CAPITAL
                                                                 ASSETS       YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST           FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................   $63,102,985       $717,624   $221,767,259
Gross unrealized depreciation...............................    (1,435,162)      (163,558)    (2,975,186)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................   $61,667,823       $554,066   $218,792,073
--------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, MAT had sold 12 financial futures contracts on the Standard & Poor's 500 Index expiring in September 1998. The basis value of such contracts was $3,320,411. The market value of such contracts on June 30, 1998 was $3,429,000, resulting in an unrealized loss of $108,589.

                                       32

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1998, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1998, MAT held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, HYBT had, for Federal income tax purposes, approximately $3,281,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                        1998         1999       2000        2001       2002        2004
---------------------------------------------------------------------------------------------------------
Carryforward Amounts...............  $1,970,000    $748,000    $48,000    $134,000    $38,000    $343,000
---------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

                                       33

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................        381,050             430,658
Shares issued on reinvestment...............................        921,868             364,705
Shares redeemed.............................................       (299,168)           (707,124)
--------------------------------------------------------------------------------------------------
Net Increase................................................      1,003,750              88,239
--------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................        426,825             811,252
Shares issued on reinvestment...............................        196,339               1,591
Shares redeemed.............................................       (199,218)           (294,426)
--------------------------------------------------------------------------------------------------
Net Increase................................................        423,946             518,417
--------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................      1,297,007           3,339,655
Shares issued on reinvestment...............................        292,021                  59
Shares redeemed.............................................        (71,670)           (642,619)
--------------------------------------------------------------------------------------------------
Net Increase................................................      1,517,358           2,697,095
--------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     45,413,437          28,240,251
Shares issued on reinvestment...............................        546,429             286,879
Shares redeemed.............................................    (32,242,335)        (18,576,002)
--------------------------------------------------------------------------------------------------
Net Increase................................................     13,717,531           9,951,128
--------------------------------------------------------------------------------------------------

                                       34

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

MANAGED ASSETS TRUST                      1998(1)          1997          1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $17.65        $14.98        $15.50      $12.85      $14.21      $14.02
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................      0.20          0.48          0.46        0.49        0.46        0.51
  Net realized and unrealized gain
     (loss)............................      2.05          2.70          1.50        2.83       (0.73)       0.72
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....      2.25          3.18          1.96        3.32       (0.27)       1.23
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................     (0.47)        (0.12)        (0.89)      (0.50)      (0.67)      (0.85)
  Net realized gains...................     (0.87)        (0.39)        (1.59)      (0.17)      (0.42)      (0.19)
-----------------------------------------------------------------------------------------------------------------
Total Distributions....................     (1.34)        (0.51)        (2.48)      (0.67)      (1.09)      (1.04)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........    $18.56        $17.65        $14.98      $15.50      $12.85      $14.21
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................     12.76%++      21.31%        13.78%      27.12%      (2.24)%      9.33%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......  $254,044      $223,870      $188,610    $171,276    $140,887    $156,767
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................      0.64%+        0.63%         0.58%       0.58%      0.61%        0.56%
  Net investment income................      2.34+         2.91          3.51        3.49        3.59        3.65
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................        34%           90%          108%        110%        97%          86%
-----------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON
  EQUITY TRANSACTIONS (4)..............     $0.06         $0.05         $0.06          --          --          --
-----------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND TRUST                     1998(1)         1997          1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...     $9.89         $8.49         $9.00       $8.49       $9.25       $8.91
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................      0.33          0.76          0.91        0.80        0.66        0.68
  Net realized and unrealized gain
     (loss)............................      0.18          0.65          0.41        0.41       (0.76)       0.47
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....      0.51          1.41          1.32        1.21       (0.10)       1.15
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................     (0.68)        (0.01)        (1.83)      (0.70)      (0.66)      (0.81)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........     $9.72         $9.89         $8.49       $9.00       $8.49       $9.25
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................      5.15%++      16.56%        16.05%      15.47%      (1.26)%     14.01%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......   $28,958       $25,272       $17,291     $12,902     $11,716     $12,765
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5).........................      0.78%+        0.84%         0.97%       1.25%      1.25%        0.99%
  Net investment income................      8.56+         9.04         11.01        9.37        7.71        7.69
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................        88%          137%           84%        222%       146%          19%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.60% for the year ended December 31, 1993.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33% and 1.31%, for the years ended December 31, 1995, 1994 and 1993, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       35

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

CAPITAL APPRECIATION FUND             1998(1)          1997          1996          1995          1994       1993(2)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $46.32        $36.72        $33.18        $24.50        $25.87        $22.72
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............      0.02          0.19          0.23          0.24          0.19          0.19
  Net realized and unrealized gain
     (loss)........................     13.87          9.41          8.49          8.61         (1.41)         3.21
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................     13.89          9.60          8.72          8.85         (1.22)         3.40
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income............     (0.18)           --         (0.41)        (0.17)        (0.15)        (0.25)
  Net realized gains...............     (1.53)        (0.00)*       (4.77)           --            --            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions................     (1.71)        (0.00)*       (5.18)        (0.17)        (0.15)        (0.25)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $58.50        $46.32        $36.72        $33.18        $24.50        $25.87
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................     29.99%++      26.14%        28.21%        36.37%        (4.76)%       15.09%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................  $603,658      $407,701      $224,132      $122,155       $78,494       $62,414
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................      0.83%+        0.84%         0.83%         0.85%         0.89%         0.87%
  Net investment income............      0.17+         0.54          0.69          0.84          0.79          0.81
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............        19%           89%           84%          124%          106%          155%
-------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (5).......     $0.06         $0.07         $0.06            --            --            --
-------------------------------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO                  1998(1)        1997          1996          1995          1994          1993
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $1.00       $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------
  Net investment income (4)..........    0.0203       0.049        0.0412        0.0417        0.0278        0.0214
  Distributions from net investment
     income..........................   (0.0203)     (0.049)      (0.0412)      (0.0417)      (0.0278)      (0.0214)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......     $1.00       $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................      2.56%++     5.03%         4.20%         4.17%         2.78%         2.14%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....   $27,211     $13,494        $3,543        $1,417        $1,203          $647
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (6)(7)....................      0.58%+      0.57%         0.78%         1.25%         1.25%         0.94%
  Net investment income..............      4.89+       5.03          3.72            --            --            --
-------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for Capital Appreciation Fund.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.96% for the year ended December 31, 1993.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(6) The Travelers reimbursed Money Market Portfolio for $31,300 and $43,376 in expenses for the years ended December 31, 1997 and December 31, 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.002 and $0.02, respectively, and the actual expense ratios would have been 1.39% and 1.71%, respectively.

(7) The ratio of expenses to average net assets for 1995-1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40% and 8.47% for the years ended December 31, 1995, 1994 and 1993, respectively.

 *  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       36

<pg$pcn>

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the six months ended June 30, 1998, the Portfolio had a total return of 4.95%, which was above its Lipper Analytical Services, Inc. peer group total return average of 3.27%. (Lipper is an independent fund-tracking organization.) As of June 30, 1998, the composition of assets was roughly 79% in mortgage-backed securities and approximately 21% in U.S. Government securities.

During the reporting period, two distinct themes dominated bond markets: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have provided quite favorable conditions for bonds and helped send U.S. interest rates to historical lows.

As you can see from the chart below, interest rates have continued to decline during the past six months:

                                                              12/31/97   6/30/98
                                                              --------   -------
90-Day U.S. Treasury Bill...................................    5.34%     5.09%
2-Year U.S. Treasury Note...................................    5.64      5.47
5-Year U.S. Treasury Note...................................    5.70      5.46
10-Year U.S. Treasury Bond..................................    5.74      5.45
30-Year U.S. Treasury Bond..................................    5.92      5.62

It has been more than a year since the first signs of trouble in Asian began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations has heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of non-performing loans.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult surrounding many global markets. The manager believes that foreign investors, whose holdings of U.S. Treasury securities have nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields that they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing. Issuance of U.S. Treasury securities in 1998 is expected to be substantially less than in 1997 and auctions of 3-year U.S. Treasury notes have been eliminated all together. This decreased supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new historic lows.

For its part, the Federal Reserve Board ("Fed") has chosen to remain on the sidelines. At its meetings in March 1998 and May 1998, the Federal Open Market Committee ("FOMC"), the Fed's policy-making panel, elected to leave short-term interest rates unchanged. However, the FOMC did indicate a bias toward tightening monetary policy on fears that persistent strength in the U.S. economy would soon lead to a pick-up in inflationary pressures. The FOMC also ended its July 1998 meeting without action but has not yet released details of its decision.

Looking ahead, the manager views the U.S. bond market as very attractive. With currently low interest rates and mortgage prepayments at their highest since 1993, some would argue that interest rates should not decline further. There is evidence that suggests interest rates could drop even more. Real interest rates (the interest rate after subtracting the effects of inflation) are approaching 4% compared to a historical norm of 2.75%. The manager anticipates that by year's end the 30-year U.S. Treasury bond could yield as low as 5% and short-term rates could reach 4% within a year.

Moreover, there are a number of reasons to expect a slowdown in U.S. economic growth, therefore diminishing the threat of higher inflation. The manager believes that the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building can sustain their recent energetic pace. For all of the above reasons, the manager remains very positive on the prospects for U.S. government agency securities.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation and retention of net investment income by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The

                                       37

<pg$pcn>
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services. For the six months ended June 30, 1998, the Portfolio returned 18.80% and did better than the S&P 500, which posted a total return of 17.72% for the same period.

The second quarter of 1998 provided very mixed results in the stock market, depending on where you looked to identify performance. The S&P 500, a traditional measure of the market, rose 2.9%, but the Index's performance was significantly influenced by the larger companies that dominate the Index. When viewed on a basis that gives equal weight to all companies, the same 500 stocks showed a decline in price of 1.3%.

For the year-to-date, the equal weight S&P 500 underperformed the size-weighted S&P 500 by 550 basis points (about 12.1% versus roughly 17.6%) and the small- and mid-sized companies did even worse (about 6% to approximately 9%). (A basis point is one-one hundredth of a percent.) Approximately 60% of industry groups fell short of the S&P 500 Index's performance during the most recent three months of the reporting period. As a general rule, the Portfolio's manager would have wanted to own big, growth, long bonds, retailers, computers and healthcare. Within that environment, their Portfolio performed quite well.

For the first half, the Portfolio exceeded all of these market measures, providing an 18.80% return, despite maintaining about 10% cash reserves. In examining these results, the managers estimate that some 60% can be attributable to the economic sector emphasis that they adopted in the Portfolio, with the remaining 40% associated with their specific stock selection within those sectors. The portfolio managers were relatively active on a transactional basis during the first half of the year, making in excess of 70 individual trades. After eliminating partial actions, 13 new positions were established, 23 enlarged, 7 eliminated and 5 reduced. In total, the managers were a net buyer of about $4 million in stock. Their new purchases were broadly diversified and included energy, consumer, insurance, technology, transportation, REITs, restaurants, agriculture, health care and education.

At quarter end, they held a total of 82 individual stocks, with an overweighting in consumer cyclical and transportation. The managers continue to de-emphasize the capital goods, communication service and energy sectors. The quality grade of their stock portfolio averages around an S&P A-, with a market beta of 0.97. (Beta is a measure of a security's volatility relative to the rest of the market. The S&P 500 has a beta of one. A higher beta figure indicates a security that is more volatile than the market and a security with a beta figure less than one is less volatile than the market.) The average market capitalization of their stocks was $31 billion. The managers expect that their strategy during the second half of the year will emphasize internal portfolio adjustments, rather than any major asset allocation shift. Nonetheless, if the market were to provide some downside volatility without significant deterioration in the underlying fundamental investment conditions, they believe that they possess the flexibility to increase their equity allocation by another 10%.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the six months ended June 30, 1998, the Portfolio had a total return of 8.10%. In comparison, the Lipper Analytical Services, Inc. peer group total return average was 7.62%. (Lipper is an independent fund-tracking organization.)

During the first half of 1998, the utility industry continued to go up with several of the major indices reaching all-time highs. The Portfolio's positive performance was a result of a favorable interest rates, attractive relative valuations of the electric utility group when compared to the overall stock market and a continuation of improving regulatory reforms within the utility industry. The transition to a more competitive electric industry continued to evolve with several additional companies creating long-range plans to focus on one sector (generation or distribution) of the industry instead of the traditional fully integrated model. This creates additional opportunities for investors as the managers expect a less homogeneous group and variance in performance of individual companies. The utility sector should become less focused on income and more on total investment return.

The managers remain positive on the utility sector as a balance to a diversified investment portfolio. They expect overall economic growth to slow in the second half of 1998 which should provide a positive environment for utilities bonds. Moreover, any increase in stock market volatility could shift investment capital to more defensive sectors such as utilities. Their portfolio focus emphasizes quality companies with a strong financial position and special situations where management has begun to implement a strategic plan for future growth.

                                       38

<pg$pcn>
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio's asset allocation is 89% stocks, 5% bonds and 6% cash. The common stock sector consists of 55% electric utilities, 18% natural gas and 14% telecommunications/media. New additions included MDU Resources, Montana Power, Peco Energy, Public Service Enterprises and National Fuel Gas. The Portfolio's managers have sold their holdings of Central and Southwest Corporation, Long Island Lighting and French Telecom.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

July 26, 1998

                                       39

<pg$pcn>

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+              4.95%
    Year Ended 6/30/98                    14.60%
    Five Years Ended 6/30/98               7.51%
    1/24/92* through 6/30/98               8.22%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 6/30/98              66.30%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through June 30, 1998. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                       Lehman
 Measurement Period       U.S.       Government     Consumer
(Fiscal Year Covered)  Government    Bond Index    Price Index
1/24/92                 $ 10000       $ 10000       $ 10000
Dec-92                    10790         10723         10275
Dec-93                    11813         11866         10557
Dec-94                    11147         11464         10840
Dec-95                    13869         13567         11115
Dec-96                    14077         13943         11484
Dec-97                    15846         15280         11679
Jun-98                    16630         15919         11801

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98               18.80%
    Year Ended 6/30/98                     29.65%
    Five Years Ended 6/30/98               19.77%
    5/1/92* through 6/30/98                17.98%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 6/30/98               177.31%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through June 30, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         Social
                        Awareness    Standard &
 Measurement Period       Stock      Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
5/1/92                  $ 10000       $ 10000       $ 10000
Dec-92                    10950         10673         10157
Dec-93                    11777         11745         10436
Dec-94                    11461         11900         10716
Dec-95                    15285         14509         10988
Dec-96                    18340         17838         11353
Dec-97                    23343         23789         11545
Jun-98                    27731         28004         11666

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       40

<pg$pcn>

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+               8.10%
    Year Ended 6/30/98                     30.01%
    2/4/94* through 6/30/98                16.82%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 6/30/98                98.25%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 1998. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                     Standard &
 Measurement Period     Utilities    Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
2/4/94                  $ 10000       $ 10000       $ 10000
Dec-94                    10170         10072         10205
Dec-95                    13149         13852         10464
Dec-96                    14638         17031         10811
Dec-97                    18340         22712         10995
Jun-98                    19825         26737         11110

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       41

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 92.7%
             U.S. Treasury Bonds:
$3,500,000   8.125% due 8/15/19..........................................  $ 5,158,600
 4,500,000   7.500% due 11/15/24.........................................    5,583,375
 4,000,000   6.125% due 11/15/27.........................................    3,752,455
 2,888,725   FHLMC Certificates, 6.500% due 12/1/27@.....................    2,886,995
             FNMA Certificates:
 1,984,664   6.500% due 3/1/13@..........................................    1,997,830
 2,973,885   6.500% due 12/1/27..........................................    2,980,588
 5,021,444   7.000% due 5/1/28@..........................................    5,108,869
             GNMA Certificates:
 2,512,159   9.000% due 9/15/09@.........................................    2,715,468
 1,017,054   8.500% due 7/15/18@.........................................    1,089,194
 2,016,637   6.000% due 4/20/28..........................................    1,971,263
 3,951,324   6.500% due 4/15/28..........................................    3,945,121
 4,000,000   Tennessee Valley Authority Debenture, 6.250% due 12/15/17...    4,140,000
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $40,186,162).......................................   41,329,758
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.3%
 3,232,000   Citibank, 5.900% due 7/1/98; Proceeds at
             maturity -- $3,232,527; (Fully collateralized by U.S.
             Treasury Notes, 5.500% due 5/31/2003 Market
             value -- $3,285,000) (Cost -- $3,232,000)...................    3,232,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $43,418,162*)............  $44,561,758
--------------------------------------------------------------------------------------

@ Date shown represents last in range of maturity dates of mortgage certificates owned.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 88.8%
-----------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.6%
          4,000          Air Products & Chemicals, Inc. .............................    $    160,000
          3,500          Aluminum Co. of America.....................................         230,781
         15,000          Engelhard Corp. ............................................         303,750
          8,000          Praxair, Inc. ..............................................         374,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,069,031
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 4.3%
          4,500          Belden, Inc. ...............................................         137,812
          5,000          Deere & Co. ................................................         264,375
          4,600          Philips Electronics N.V.....................................         391,000
          4,000          Pitney Bowes, Inc. .........................................         192,500
         11,000          US Filter Corp.++...........................................         308,688
-----------------------------------------------------------------------------------------------------
                                                                                            1,294,375
-----------------------------------------------------------------------------------------------------
COMMUNICATION -- 1.9%
          6,300          MCI Communications Corp. ...................................         366,187
          4,000          WorldCom, Inc.++............................................         193,750
-----------------------------------------------------------------------------------------------------
                                                                                              559,937
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 14.6%
          5,000          Black & Decker Corp. .......................................         305,000
          9,375          Dollar General Corp. .......................................         370,898
          4,350          Home Depot, Inc. ...........................................         361,322
         11,000          Kaufman and Broad Home Corp. ...............................         349,250
          7,000          Liz Claiborne, Inc. ........................................         365,750
         15,000          Lowe's Cos., Inc. ..........................................         608,438
          8,000          May Department Stores.......................................         524,000
         13,800          Staples, Inc.++.............................................         399,338
         12,000          Sylvan Learning Systems, Inc.++.............................         393,000
          4,000          Toys "R" Us, Inc.++.........................................          94,250
          3,800          Tribune Co. ................................................         261,488
          5,800          Wal-Mart Stores, Inc. ......................................         352,350
-----------------------------------------------------------------------------------------------------
                                                                                            4,385,084
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.2%
          9,400          American Stores Co. ........................................         227,362
         18,000          Brinker International, Inc.++...............................         346,500
          4,000          Gillette Co. ...............................................         226,750
          8,700          Kroger Co.++................................................         373,012
          6,800          Newell Co. .................................................         338,725
          4,800          PepsiCo, Inc. ..............................................         197,700
          9,200          Rite Aid Corp. .............................................         345,575
         19,200          Sysco Corp. ................................................         492,000
            480          Tricon Global Restaurants, Inc.++...........................          15,210
          4,000          Unilever N. V...............................................         315,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.2% (CONTINUED)
          1,600          Walt Disney Co. ............................................    $    168,100
         14,000          Wendy's International, Inc. ................................         329,000
-----------------------------------------------------------------------------------------------------
                                                                                            3,375,684
-----------------------------------------------------------------------------------------------------
ENERGY -- 2.7%
          3,300          Anadarko Petroleum Corp. ...................................         221,719
          4,300          British Petroleum Co. PLC...................................         379,475
          2,500          Western Atlas Inc.++........................................         212,188
-----------------------------------------------------------------------------------------------------
                                                                                              813,382
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES  -- 18.9%
          4,000          Allstate Corp. .............................................         366,250
          3,500          Amercian Express Co. .......................................         399,000
          1,875          American International Group Inc. ..........................         273,750
          4,000          Associates First Capital Corp. .............................         307,500
          5,400          BankBoston Corp. ...........................................         300,375
          7,600          Chase Manhattan Corp. ......................................         573,800
          1,800          Citicorp....................................................         268,650
          8,000          Freddie Mac.................................................         376,500
          3,000          H. F. Ahmanson & Co. .......................................         213,000
         10,000          IndyMac Mortgage Holdings, Inc. ............................         227,500
          3,500          Lincoln National Corp. .....................................         319,813
          7,962          NationsBank Corp. ..........................................         609,093
          9,000          Provident Cos., Inc. .......................................         310,500
          8,000          St. Paul Co., Inc. .........................................         336,500
          6,800          State Street Corp. .........................................         472,600
          3,000          Transamerica Corp. .........................................         345,375
-----------------------------------------------------------------------------------------------------
                                                                                            5,700,206
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 10.3%
          6,200          Amgen Inc. .................................................         405,325
         12,000          DENTSPLY International, Inc. ...............................         300,000
          5,600          Johnson & Johnson...........................................         413,000
          3,300          Merck & Co., Inc. ..........................................         441,375
         10,000          Mylan Laboratories Inc. ....................................         300,625
          2,400          Pfizer, Inc. ...............................................         260,850
          4,400          Schering-Plough Corp. ......................................         403,150
          7,200          Stryker Corp. ..............................................         276,300
         10,000          Tenet Healthcare Corp.++....................................         312,500
-----------------------------------------------------------------------------------------------------
                                                                                            3,113,125
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.6%
         10,000          Anixter International Inc.++................................         190,625
          4,300          Automatic Data Processing, Inc. ............................         313,363
            625          Caliber Learning Network, Inc...............................           9,609
          6,900          Cisco Systems Inc.++........................................         635,231
         12,500          Compaq Computer Corp. ......................................         354,687
          6,700          Computer Associates International...........................         372,269
         14,000          EMC Corp.++.................................................         627,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.6% (CONTINUED)
          1,700          Intel Corp. ................................................    $    126,012
          4,400          International Business Machines Corp. ......................         505,175
          5,200          Lucent Technologies Corp. ..................................         432,575
          2,200          Motorola Inc. ..............................................         115,637
          4,000          Sun Microsystems Inc.++.....................................         173,750
          5,400          Xerox Corp. ................................................         548,775
-----------------------------------------------------------------------------------------------------
                                                                                            4,405,083
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.3%
          6,750          Mesaba Holdings, Inc.++.....................................         155,250
          4,200          Norfolk Southern Corp. .....................................         125,213
          7,950          Southwest Airlines..........................................         235,519
         15,000          USFreightways Corp. ........................................         492,656
-----------------------------------------------------------------------------------------------------
                                                                                            1,008,638
-----------------------------------------------------------------------------------------------------
UTILITIES -- 3.4%
         10,000          Enron Corp. ................................................         540,625
         14,700          Williams Cos., Inc. ........................................         496,125
-----------------------------------------------------------------------------------------------------
                                                                                            1,036,750
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $17,696,336)....................      26,761,295
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.2%
     $3,381,000          Citibank, 5.90% due 7/1/98; Proceeds at
                         maturity -- $3,381,552; (Fully collaterized by U.S. Treasury
                         Notes, 5.750% due 2/15/01; Market value -- $3,455,250)
                         (Cost -- $3,381,000)........................................       3,381,000
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $21,077,336*)............     $30,142,295
-----------------------------------------------------------------------------------------------------

++  Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              UTILITIES PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 88.8%
------------------------------------------------------------------------------------------
ELECTRIC-UTILITY -- 55.2%
    11,000    American Electric Power Co., Inc. ..........................    $    499,125
    15,000    BEC Energy..................................................         622,500
    15,000    Cinergy Corp. ..............................................         525,000
    20,225    Citizens Utilities Co., Class B Shares++....................         194,666
    15,000    CMS Energy Corp. ...........................................         660,000
    15,000    DQE, Inc. ..................................................         540,000
    15,000    Duke Energy Corp. ..........................................         888,750
    20,000    Edison International........................................         591,250
    10,000    Endesa, Sponsored ADR.......................................         216,250
    20,000    Florida Progress Corp. .....................................         822,500
    10,000    FPL Group, Inc. ............................................         630,000
    10,000    Houston Industries Inc. ....................................         308,750
     9,500    Illinova Corp. .............................................         285,000
    12,000    LG&E Energy Corp. ..........................................         324,750
    10,000    MDU Resources Group, Inc. ..................................         356,875
    10,000    New Century Energies, Inc. .................................         454,375
    20,000    Niagara Mohawk Power Corp.++................................         298,750
    20,000    NIPSCO Industries, Inc. ....................................         560,000
    20,000    Northern States Power Co....................................         572,500
    10,000    PacifiCorp..................................................         226,250
    25,000    PECO Energy Co..............................................         729,688
     6,600    Pinnacle West Capital Corp. ................................         297,000
    10,000    Public Services Enterprise Group Inc. ......................         344,375
    15,000    SCANA Corp. ................................................         447,188
    15,000    Sierra Pacific Resources....................................         544,688
    15,000    Southern Co. ...............................................         415,312
    20,000    Texas Utilities Co..........................................         832,500
    15,000    Montana Power Co............................................         521,250
    12,000    UtiliCorp United, Inc. .....................................         452,250
------------------------------------------------------------------------------------------
                                                                                14,161,542
------------------------------------------------------------------------------------------
ELECTRONICS -- 1.8%
    10,000    General Motors Corp., Class H (Hughes Electronics)..........         471,250
------------------------------------------------------------------------------------------
NATURAL GAS -- 17.9%
     8,000    Coastal Corp. ..............................................         558,500
    10,000    Consolidated Natural Gas Co.................................         588,750
    24,000    Energen Corp. ..............................................         483,000
    10,000    K N Energy, Inc. ...........................................         541,875
    15,000    MCN Energy Group Inc. ......................................         373,125
    15,000    National Fuel Gas Co........................................         653,437
    22,557    Sempra Energy...............................................         625,956
    10,000    Southwest Gas Corp. ........................................         244,375
    15,000    Williams Cos., Inc. ........................................         506,250
------------------------------------------------------------------------------------------
                                                                                 4,575,268
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              UTILITIES PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
TELEPHONE -- 13.9%
    10,000    GTE Corp. ..................................................    $    556,250
     8,000    NEXTLINK Communications Inc., Class A Shares++..............         303,000
     6,000    Qwest Communication Intl. Inc.++............................         209,250
    10,000    SBC Communications Inc. ....................................         400,000
     9,000    Teleport Communications Group Inc., Class A Shares..........         488,250
    20,000    US West Media Group++.......................................         878,750
    15,000    WorldCom, Inc. .............................................         726,562
------------------------------------------------------------------------------------------
                                                                                 3,562,062
------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $17,597,445)....................      22,770,122
------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS -- 2.6%
------------------------------------------------------------------------------------------
ELECTRIC-UTILITY -- 1.6%
  $200,000    Arizona Public Service Co., 7.25% due 8/1/23................         200,750
   200,000    Philadelphia Electric, 8.75% due 4/1/22.....................         211,500
------------------------------------------------------------------------------------------
                                                                                   412,250
------------------------------------------------------------------------------------------
TELEPHONE -- 1.0%
   230,000    MCI Communication Corp., 7.75% due 3/23/25..................         244,375
------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS (Cost -- $606,280)....................         656,625
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 2.0%
   500,000    U.S Treasury Notes, 7.70% due 11/30/99 (Cost -- $499,898)...         514,990
------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $18,703,623).................      23,941,737
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.6%
 1,690,000    Citibank, 5.09% due 7/1/98; Proceeds at
              maturity -- $1,690,277; (Fully collateralized by U.S.
              Treasury Notes, 5.375% due 6/30/03; Market
              value -- $1,740,000) (Cost -- $1,690,000)...................       1,690,000
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,393,623*)............    $ 25,631,737
------------------------------------------------------------------------------------------

 ++ Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..................................      $40,186,162        $17,696,336       $18,703,623
  Repurchase agreement -- Cost.........................        3,232,000          3,381,000         1,690,000
-------------------------------------------------------------------------------------------------------------
  Investments, at Value................................      $41,329,758        $26,761,295       $23,941,737
  Repurchase agreement, at Value.......................        3,232,000          3,381,000         1,690,000
  Cash.................................................               25                168               854
  Receivable from affiliate............................               --             11,000                --
  Dividends and interest receivable....................          335,103             20,834            76,166
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       44,896,886         30,174,297        25,708,757
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable.....................            6,011             16,449            13,932
  Administration fees payable..........................            1,737              1,568             1,018
  Accrued expenses.....................................           15,798             24,356            43,558
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................           23,546             42,373            58,508
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $44,873,340        $30,131,924       $25,650,249
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $41,811,880        $20,557,850       $18,966,663
  Undistributed net investment income..................        1,117,808             97,583           352,869
  Accumulated net realized gain from security
     transactions......................................          800,056            411,532         1,092,603
  Net unrealized appreciation of investments...........        1,143,596          9,064,959         5,238,114
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $44,873,340        $30,131,924       $25,650,249
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        3,673,277          1,294,473         1,632,592
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................            $12.22            $23.28            $15.71
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $1,207,668          $   85,505       $   82,140
  Dividends...............................................            --             125,690          378,990
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................     1,207,668             211,195          461,130
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        63,756              84,143           76,738
  Administration fees (Note 2)............................        11,832               7,767            7,083
  Audit and legal.........................................         7,000              11,282           10,745
  Pricing fees............................................         2,132                  --               --
  Custody.................................................         1,800               2,480            1,722
  Shareholder communications..............................         1,700               1,884            6,429
  Shareholder and system servicing fees...................         1,693               3,674            3,798
  Trustees' fees..........................................            --                 744            1,791
  Other...................................................            --               1,638               --
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        89,913             113,612          108,306
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................     1,117,755              97,583          352,824
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................    38,140,797           1,856,484        6,920,934
     Cost of securities sold..............................    36,803,474           1,433,938        5,828,446
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................     1,337,323             422,546        1,092,488
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period..................................     1,707,052           5,325,740        4,788,605
     End of period........................................     1,143,596           9,064,959        5,238,114
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION......      (563,456)          3,739,219          449,509
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................       773,867           4,161,765        1,541,997
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................    $1,891,622          $4,259,348       $1,894,821
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       49

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS      FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................    $ 1,117,755        $    97,583       $   352,824
  Net realized gain................................      1,337,323            422,546         1,092,488
  Increase (decrease) in net unrealized
     appreciation..................................       (563,456)         3,739,219           449,509
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      1,891,622          4,259,348         1,894,821
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................        (23,805)          (156,049)         (643,885)
  Net realized gains...............................             --           (535,746)         (609,017)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................        (23,805)          (691,795)       (1,252,902)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................     13,823,677          5,881,047         3,691,633
  Net asset value of shares issued for reinvestment
     of dividends..................................         23,805            691,728         1,252,902
  Cost of shares reacquired........................     (6,121,402)        (1,021,616)       (1,349,261)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................      7,726,080          5,551,159         3,595,274
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................      9,593,897          9,118,712         4,237,193
NET ASSETS:
  Beginning of period..............................     35,279,443         21,013,212        21,413,056
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................    $44,873,340        $30,131,924       $25,650,249
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:.     $1,117,808            $97,583          $352,869
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                       31, 1997

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................    $ 1,693,404        $   156,049       $   643,930
  Net realized gain................................        195,243            535,769           631,548
  Increase in net unrealized appreciation..........      1,522,395          2,877,071         2,917,676
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      3,411,042          3,568,889         4,193,154
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (1,694,724)                --           (19,187)
  Net realized gains...............................             --                 --            (8,193)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (1,694,724)                --           (27,380)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................     11,415,299          8,734,543         4,576,098
  Net asset value of shares issued for reinvestment
     of dividends..................................      1,694,724                 --            27,380
  Cost of shares reacquired........................     (5,555,432)        (2,330,215)       (5,570,422)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................      7,554,591          6,404,328          (966,944)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................      9,270,909          9,973,217         3,198,830
NET ASSETS:
  Beginning of year................................     26,008,534         11,039,995        18,214,226
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................    $35,279,443        $21,013,212       $21,413,056
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:.        $23,858           $156,049          $643,930
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

<pg$pcn>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock (formerly known as Mid Cap Disciplined Equity Fund), Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the U.S. Government Securities Portfolio, a portion of accumulated net realized gains amounting to $3,817 was reclassified to paid-in capital. In addition, for the Social Awareness Stock Portfolio, a portion of accumulated net realized gains amounting to 8,124 was reclassified to paid-in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays MMC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays MMC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

                                       52

<pg$pcn>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with MMC. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $46,524,404   $ 5,842,277   $ 9,776,656
-----------------------------------------------------------------------------------------------------
Sales.......................................................   38,140,797     1,856,484     6,920,934
-----------------------------------------------------------------------------------------------------


     At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS         SAS       UTILITIES
--------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $1,143,596   $9,381,508   $5,420,227
Gross unrealized depreciation...............................          --     (316,549)    (182,113)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $1,143,596   $9,064,959   $5,238,114
--------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, the Portfolios had no open futures contracts.

                                       53

<pg$pcn>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1998, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1998, USGS held no TBA securities.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, U.S. Government Securities Portfolio had, for Federal income tax purposes, approximately $513,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      1,158,700           978,971
Shares issued on reinvestment...............................          1,971           145,971
Shares redeemed.............................................       (514,502)         (491,712)
--------------------------------------------------------------------------------------------------
Net Increase................................................        646,169           633,230
--------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        262,115           479,843
Shares issued on reinvestment...............................         29,867                --
Shares redeemed.............................................        (44,919)         (132,790)
--------------------------------------------------------------------------------------------------
Net Increase................................................        247,063           347,053
--------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        236,599           341,896
Shares issued on reinvestment...............................         80,677             1,816
Shares redeemed.............................................        (85,033)         (433,506)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        232,243           (89,794)
--------------------------------------------------------------------------------------------------

                                       54

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

U.S. GOVERNMENT SECURITIES PORTFOLIO          1998(1)         1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $11.65       $10.86       $12.43       $10.58       $11.63       $10.79
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................     0.30         0.58         0.68         0.65         0.60         0.57
  Net realized and unrealized gain (loss)...     0.28         0.79        (0.52)        1.80        (1.23)        0.44
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     0.58         1.37         0.16         2.45        (0.63)        1.01
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.....................    (0.01)       (0.58)       (1.55)       (0.60)       (0.39)       (0.17)
  Net realized gains........................       --           --        (0.18)          --        (0.03)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.........................    (0.01)       (0.58)       (1.73)       (0.60)       (0.42)       (0.17)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............   $12.22       $11.65       $10.86       $12.43       $10.58       $11.63
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................     4.95%++     12.62%        1.46%       24.42%       (5.64)%       9.48%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........  $44,873      $35,279      $26,009      $28,192      $24,522      $25,520
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)..............................     0.44%+       0.49%        0.62%        0.56%        0.71%        0.58%
  Net investment income.....................     5.47+        6.10         5.68         5.80         5.56         5.04
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................       99%         208%         501%         214%          16%          51%
----------------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO              1998(1)         1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $20.06       $15.76       $14.32       $11.05       $11.64       $10.95
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (4).................     0.05         0.15         0.31         0.12         0.16         0.17
  Net realized and unrealized gain (loss)...     3.71         4.15         2.42         3.47        (0.45)        0.65
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     3.76         4.30         2.73         3.59        (0.29)        0.82
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.....................    (0.12)          --        (0.43)       (0.14)       (0.24)       (0.13)
  Net realized gains........................    (0.42)          --        (0.86)       (0.18)       (0.06)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.........................    (0.54)          --        (1.29)       (0.32)       (0.30)       (0.13)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............   $23.28       $20.06       $15.76       $14.32       $11.05       $11.64
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................    18.80%++     27.28%       19.98%       33.37%       (2.69)%       7.55%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........  $30,132      $21,013      $11,040       $7,055       $3,879       $3,361
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)(5)...........................     0.88%+       0.98%        1.25%        1.25%        1.25%        1.05%
  Net investment income.....................     0.75+        0.97         0.43         0.99         1.43         1.50
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................        8%          19%          26%          73%         137%          60%
----------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (6)................    $0.06        $0.06        $0.06           --           --           --
----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for the year ended December 31, 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.77%.

(4) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(5) The ratios of expenses to average net assets for the years ended December 31, 1995, 1994 and 1993 reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.75%, 3.34% and 3.73%, respectively.

(6) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       55

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

UTILITIES PORTFOLIO                                      1998(1)         1997         1996         1995      1994(2)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $15.29       $12.22       $12.85       $10.17       $10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income................................     0.18         0.46         0.47         0.48        0.35
  Net realized and unrealized gain (loss)..............     1.05         2.63         0.47         2.44       (0.18)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations...........................     1.23         3.09         0.94         2.92        0.17
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income................................    (0.42)       (0.01)       (0.84)       (0.24)         --
  Net realized gains...................................    (0.39)       (0.01)       (0.73)          --          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions....................................    (0.81)       (0.02)       (1.57)       (0.24)         --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................   $15.71       $15.29       $12.22       $12.85      $10.17
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     8.10%++     25.29%        7.47%       29.29%       1.70%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......................  $25,650      $21,413      $18,214      $15,340      $5,757
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).........................................     0.92%+       1.06%        1.07%        1.25%       1.25%+
  Net investment income................................     2.99+        3.58         3.88         4.29        3.86+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       31%          68%          39%          25%         32%
--------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (5).....................................    $0.06        $0.06        $0.06           --          --
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (audited).

(2) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized

                                       56

<pg$pcn>

                              Investment Advisers
                              -------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                            MUTUAL MANAGEMENT CORP.

                               New York, New York

                              Independent Auditors
                             ---------------------

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian
                                   ---------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-98)

<pg$pcn>